UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:         811-07852

USAA Mutual Funds Trust

(Exact name of registrant as specified in charter)

15935 La Cantera Pkwy, San Antonio, Texas	78256
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-235-8396

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

March 31, 2022

Annual Report

USAA Global Equity Income Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Supplemental Information (Unaudited)	33
Trustee and Officer Information	33
Proxy Voting and Portfolio Holdings Information	38
Expense Examples	38
Additional Federal Income Tax Information	39
Advisory Contract Renewal	40
Liquidity Risk Management Program	43
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Just as the calendar year ended, investors were quickly reminded that financial markets go up and down. A host of worries have recently conspired to disturb the markets. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle. And, of course, we're all watching a terrible war unfold in Eastern Europe. All these issues have ratcheted up uncertainties and market volatility in both stock and bond markets.

Given these concerns, it's no surprise that sentiment has turned negative and investors have become more focused on risk management and downside protection. We believe it's important to look back at financial markets through a wider lens. Despite the recent turmoil and the headwinds of the past year — including new COVID-19 variants, disruptions among global supply chains, and rising interest rates — the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again delivered positive annual total returns during the annual reporting period.

Still, underlying this positive performance were interesting differences among investment styles and market capitalizations. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the first half of our annual reporting period, while the reverse was true during the back half of the year (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for future higher interest rates and corresponding higher borrowing costs?

There were other notable subplots, too. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as we all sought to grasp the potential of their emerging blockchain technologies. Also intriguing was how the biotech sector struggled mightily for much of the past year despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, and other commodities (including gold) helped fuel returns in some investors' diversified portfolios. These were just a few of the themes of the past year.

Despite the recent pullback, the S&P 500 Index still registered an impressive annual total return of nearly 16% for the 12-month period ended March 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 58 basis points (a basis point is 1/100th of a percentage point), thanks to the Fed's stated intentions to shift to a less accommodative monetary policy. This was evidenced in March 2022 when the Fed raised the target federal funds rate by 25 basis points, the first rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 2.32%.

Although we were encouraged by another resilient year for financial markets, we fully acknowledge that unusual events of recent times — as well as the heightened volatility of early 2022 — may make investors uneasy. However, our experience managing portfolios through various economic cycles (including more than one unusual market crisis) has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset

2

classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. We are already facing a new and less accommodative Fed, which has unequivocally stated its intent to harness the recent elevated inflation readings. As a result, we believe interest rates appear ready to increase further. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors are now navigating. There will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we look forward to helping you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Global Equity Income Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

At the start of the reporting period, equity markets consolidated, and interest rates leveled off after large upswings during the second quarter of 2021. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. During the first half of the annual reporting period, equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March 2021. Inflation data increased as the economy reopened more quickly than expected. The U.S. Federal Reserve (the "Fed") maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment was a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated that it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021 as reflected in the 11.03% return for the bellwether S&P 500 Index. The markets faced a shift in Fed policy as persistent inflation driven by supply chain issues and rising commodity prices led the central bank to announce and subsequently accelerate the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

At the end of the reporting period, the Russian invasion of Ukraine added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500 also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets will remain focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

4

USAA Mutual Funds Trust

USAA Global Equity Income Fund (continued)

Manager's Commentary (continued)

•  How did the USAA Global Equity Income Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the fiscal year ended March 31, 2022, the Fund Shares and Institutional Shares had a total return (at net asset value) of 12.28% and 6.91%, respectively. This compares to returns of 9.41% for the MSCI World High Dividend Yield Index and 6.88% for the Lipper Global Equity Income Funds Index.

•  What strategies did you employ during the reporting period?

The Fund focuses on income-oriented global equities and normally will have roughly equal weights in U.S. and international stocks, although this will vary to some degree depending on where we see the better value. In selecting stocks, we emphasize not only the current dividend but also a company's likely ability to grow its dividend. As a result, the average current dividend of companies held by the fund generally will be somewhat lower than the benchmark. However, our view is that a focus on dividend growers should provide an improved total return profile as we invest within the global dividend stock universe.

For the 12-month period ended March 31, 2022, strong stock selection drove relative performance while sector allocation detracted. Overweights to value sectors energy and financials and strong stock selection in information technology contributed to relative performance, while overweights to information technology and underweights to health care detracted from relative performance.

From a country perspective, strong overall stock selection in the United States positively contributed to relative performance against the benchmark. An overweight to Canada and underweight to Germany and Sweden relative to the benchmark added to performance, while an underweight to Australia and the United Kingdom negatively impacted performance relative to the benchmark.

On a long-term basis, we believe that focusing on quality companies with attractive valuations and dividend income is a sound strategy from a total return perspective.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Global Equity Income Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended March 31, 2022

	Fund Shares	Institutional Shares
INCEPTION DATE	8/7/15	8/7/15
	Net Asset Value	Net Asset Value	MSCI World High Dividend Yield Index[1]	Lipper Global Equity Income Funds Index[2]
One Year	12.28%	6.91%	9.41%	6.88%
Five Year	9.27%	8.24%	8.06%	7.71%
Since Inception	8.02%	7.29%	7.79%	7.05%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Global Equity Income Fund — Growth of $10,000

*Inception Date for the Global Equity Income Fund is 08/07/15.

1The unmanaged MSCI World High Dividend Yield Index is a free float-adjusted market capitalization weighed index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Global Equity Income Funds Index measures the Fund's performance to that of the Lipper Global Equity Income Funds category. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Global Equity Income Fund	March 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks total return with an emphasis on current income.

Sector Allocation*:

March 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.9%)
Australia (0.3%):
Consumer Discretionary (0.3%):
Domino's Pizza Enterprises Ltd.	2,530	$165
Austria (0.2%):
Energy (0.2%):
OMV AG	2,395	114
Belgium (0.5%):
Communication Services (0.2%):
Telenet Group Holding NV	4,803	155
Consumer Staples (0.3%):
Etablissements Franz Colruyt NV (a)	4,297	178
		333
Canada (5.5%):
Consumer Discretionary (0.3%):
Dollarama, Inc.	3,899	221
Consumer Staples (0.1%):
Metro, Inc.	1,399	81
Energy (0.8%):
Canadian Natural Resources Ltd.	5,789	358
Parkland Corp.	4,259	126
		484
Financials (4.3%):
Bank of Montreal	5,065	596
Great-West Lifeco, Inc.	5,647	166
IGM Financial, Inc.	10,340	365
Manulife Financial Corp.	13,254	283
Power Corp. of Canada	4,887	151
Royal Bank of Canada	771	85
Sun Life Financial, Inc.	6,426	359
The Bank of Nova Scotia	4,500	323
The Toronto-Dominion Bank	5,611	445
		2,773
		3,559
Denmark (0.8%):
Health Care (0.7%):
Coloplast A/S Class B	621	94
Novo Nordisk A/S Class B	3,439	381
		475
Materials (0.1%):
Novozymes A/S B Shares	871	60
		535

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Finland (0.5%):
Communication Services (0.1%):
Elisa Oyj	1,132	$68
Utilities (0.4%):
Fortum Oyj	15,071	276
		344
France (1.2%):
Consumer Staples (0.5%):
L'Oreal SA	780	311
Health Care (0.2%):
Sanofi	1,691	173
Industrials (0.5%):
Bouygues SA	8,738	305
		789
Germany (1.7%):
Consumer Discretionary (0.3%):
Volkswagen AG Preference Shares	947	163
Financials (0.9%):
Allianz SE Registered Shares	2,330	556
Industrials (0.3%):
Deutsche Post AG Registered Shares	4,390	210
Utilities (0.2%):
E.ON SE	12,518	145
		1,074
Hong Kong (0.6%):
Financials (0.2%):
Hong Kong Exchanges and Clearing Ltd.	2,600	122
Utilities (0.4%):
Power Assets Holdings Ltd.	37,000	241
		363
Ireland (1.1%):
Health Care (0.1%):
STERIS PLC	353	86
Industrials (0.1%):
Trane Technologies PLC	375	57
Information Technology (0.9%):
Seagate Technology Holdings PLC	6,499	584
		727
Italy (0.5%):
Utilities (0.5%):
Snam SpA	28,565	165
Terna — Rete Elettrica Nazionale	19,120	164
		329

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Japan (7.9%):
Communication Services (1.6%):
CyberAgent, Inc.	12,862	$159
KDDI Corp.	11,200	367
Nippon Telegraph & Telephone Corp.	16,400	477
		1,003
Consumer Discretionary (1.5%):
Fast Retailing Co. Ltd.	200	103
Iida Group Holdings Co. Ltd.	22,000	379
Sony Group Corp.	700	72
Toyota Motor Corp.	21,200	383
		937
Consumer Staples (0.5%):
Seven & i Holdings Co. Ltd.	6,400	305
Energy (0.5%):
ENEOS Holdings, Inc.	80,400	301
Financials (1.2%):
Japan Post Holdings Co. Ltd.	24,600	181
ORIX Corp.	9,100	181
Resona Holdings, Inc.	29,800	127
Sumitomo Mitsui Financial Group, Inc.	10,000	316
		805
Health Care (0.2%):
Hoya Corp.	1,100	125
Industrials (1.3%):
ITOCHU Corp.	10,600	359
Kajima Corp.	13,900	169
Mitsubishi Corp.	4,100	154
Mitsui & Co. Ltd.	6,700	182
		864
Information Technology (0.8%):
FUJIFILM Holdings Corp.	2,200	134
Fujitsu Ltd.	1,100	165
Nomura Research Institute Ltd.	4,700	153
Seiko Epson Corp. (a)	5,100	77
		529
Materials (0.3%):
Asahi Kasei Corp.	13,300	115
Nissan Chemical Corp.	1,300	76
		191
		5,060

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Netherlands (2.1%):
Communication Services (0.3%):
Koninklijke KPN NV	56,389	$196
Consumer Staples (0.2%):
Koninklijke Ahold Delhaize NV	4,934	159
Industrials (0.5%):
Wolters Kluwer NV	3,057	326
Information Technology (0.7%):
ASML Holding NV	625	417
Materials (0.4%):
LyondellBasell Industries NV Class A	2,763	284
		1,382
Norway (0.3%):
Materials (0.3%):
Yara International ASA	3,288	164
Singapore (0.3%):
Financials (0.3%):
Singapore Exchange Ltd.	26,400	193
Spain (0.2%):
Utilities (0.2%):
Enagas SA	6,585	146
Switzerland (5.3%):
Communication Services (0.3%):
Swisscom AG Registered Shares	281	169
Consumer Discretionary (0.4%):
Garmin Ltd.	1,881	223
Consumer Staples (0.8%):
Nestle SA Registered Shares	4,121	536
Financials (0.8%):
Partners Group Holding AG	96	119
Zurich Insurance Group AG	843	416
		535
Health Care (1.9%):
Novartis AG Registered Shares	8,016	704
Roche Holding AG	1,375	544
		1,248
Industrials (0.9%):
Geberit AG Registered Shares	660	407
SGS SA Registered Shares	58	161
		568
Materials (0.2%):
Holcim Ltd.	2,542	124
		3,403

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
United Kingdom (3.8%):
Consumer Staples (1.1%):
British American Tobacco PLC	16,398	$689
Financials (0.2%):
Admiral Group PLC	4,108	138
Health Care (0.3%):
GlaxoSmithKline PLC	9,590	207
Industrials (0.5%):
Intertek Group PLC	1,012	69
RELX PLC	8,774	273
		342
Information Technology (0.2%):
The Sage Group PLC	13,234	121
Materials (1.5%):
Rio Tinto PLC	12,031	962
		2,459
United States (66.1%):
Communication Services (3.2%):
Omnicom Group, Inc.	6,303	535
Sirius XM Holdings, Inc. (a)	38,139	252
The Interpublic Group of Cos., Inc.	5,500	195
Verizon Communications, Inc.	21,437	1,092
		2,074
Consumer Discretionary (5.6%):
Best Buy Co., Inc.	4,512	410
D.R. Horton, Inc.	1,235	92
Genuine Parts Co.	3,457	435
Lowe's Cos., Inc.	2,334	472
McDonald's Corp.	1,375	340
Starbucks Corp.	1,909	174
Target Corp.	3,227	685
The Home Depot, Inc.	2,478	742
Tractor Supply Co.	1,085	253
		3,603
Consumer Staples (5.9%):
Campbell Soup Co.	4,710	210
Colgate-Palmolive Co.	3,883	294
General Mills, Inc.	5,218	353
Kimberly-Clark Corp.	745	92
Philip Morris International, Inc.	8,160	767
The Clorox Co.	2,101	292
The Hershey Co.	1,176	255
The Kroger Co.	9,494	545
The Procter & Gamble Co.	3,414	522
Tyson Foods, Inc. Class A	3,145	282

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Walgreens Boots Alliance, Inc.	2,368	$106
Walmart, Inc.	459	68
		3,786
Energy (2.2%):
ConocoPhillips	3,816	382
Coterra Energy, Inc.	16,779	452
EOG Resources, Inc.	4,678	558
		1,392
Financials (7.7%):
Aflac, Inc.	3,700	238
Ameriprise Financial, Inc.	1,201	361
Comerica, Inc.	1,389	126
Erie Indemnity Co. Class A	1,217	214
Fifth Third Bancorp	3,438	148
Huntington Bancshares, Inc.	8,192	120
KeyCorp	13,000	291
M&T Bank Corp.	3,324	563
MetLife, Inc.	4,221	297
Morgan Stanley	3,816	333
MSCI, Inc.	554	279
Regions Financial Corp.	9,856	219
S&P Global, Inc.	868	356
T. Rowe Price Group, Inc.	2,666	403
The Allstate Corp.	3,932	545
The Goldman Sachs Group, Inc.	866	286
The PNC Financial Services Group, Inc.	943	174
		4,953
Health Care (9.6%):
Abbott Laboratories	1,054	125
AmerisourceBergen Corp.	550	85
Amgen, Inc.	3,112	752
Anthem, Inc.	784	385
Bristol-Myers Squibb Co.	3,256	238
Cardinal Health, Inc.	8,791	498
CVS Health Corp.	2,028	205
Danaher Corp.	534	157
Eli Lilly & Co.	2,272	651
Johnson & Johnson	4,762	844
Medtronic PLC	1,251	139
Pfizer, Inc.	10,561	547
Quest Diagnostics, Inc.	2,598	356
Stryker Corp.	460	123
Thermo Fisher Scientific, Inc.	258	152
UnitedHealth Group, Inc.	1,812	924
		6,181
Industrials (7.5%):
3M Co.	3,247	483
C.H. Robinson Worldwide, Inc.	858	92

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cummins, Inc.	1,636	$336
Fastenal Co.	5,169	307
Honeywell International, Inc.	956	186
Illinois Tool Works, Inc.	1,208	253
Lockheed Martin Corp.	1,758	776
Northrop Grumman Corp.	627	280
PACCAR, Inc.	3,754	331
Republic Services, Inc.	668	89
Robert Half International, Inc.	4,014	458
Rockwell Automation, Inc.	922	258
Snap-on, Inc.	700	144
Union Pacific Corp.	547	150
United Parcel Service, Inc. Class B	1,961	421
W.W. Grainger, Inc.	384	198
Waste Management, Inc.	482	76
		4,838
Information Technology (17.8%):
Apple, Inc.	15,950	2,785
Broadcom, Inc.	429	270
Cisco Systems, Inc.	15,376	857
Hewlett Packard Enterprise Co.	12,600	210
HP, Inc.	19,588	711
Intel Corp.	9,414	466
Intuit, Inc.	430	207
Juniper Networks, Inc.	4,700	175
Mastercard, Inc. Class A	412	147
Microsoft Corp.	7,427	2,290
NetApp, Inc.	7,249	602
NVIDIA Corp.	1,388	379
Oracle Corp.	5,906	489
Paychex, Inc.	3,287	449
QUALCOMM, Inc.	1,417	216
Texas Instruments, Inc.	4,024	738
The Western Union Co.	17,481	328
Visa, Inc. Class A	758	168
		11,487
Materials (3.2%):
Air Products and Chemicals, Inc.	307	77
Celanese Corp.	707	101
Nucor Corp.	5,959	886
Packaging Corp. of America	2,095	327
PPG Industries, Inc.	1,600	210
RPM International, Inc.	1,083	88
Steel Dynamics, Inc.	2,438	203
The Sherwin-Williams Co.	747	186
		2,078

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (3.4%):
American Electric Power Co., Inc.	1,400	$139
Duke Energy Corp.	4,073	455
NRG Energy, Inc.	14,807	568
OGE Energy Corp.	6,617	270
The Southern Co.	3,361	244
UGI Corp.	14,447	523
		2,199
		42,591
Total Common Stocks (Cost $48,673)		63,730
Collateral for Securities Loaned (0.7%)^
United States (0.7%):
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.16% (b)	434,803	435
HSBC U.S. Government Money Market Fund, I Shares, 0.28% (b)	19,009	19
Total Collateral for Securities Loaned (Cost $454)		454
Total Investments (Cost $49,127) — 99.6%		64,184
Other assets in excess of liabilities — 0.4%		246
NET ASSETS — 100.00%		$64,430

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rate disclosed is the daily yield on March 31, 2022.

PLC — Public Limited Company

See notes to financial statements.

15

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Global Equity Income Fund
Assets:
Investments, at value (Cost $49,127)	$64,184	(a)
Foreign currency, at value (Cost $5)	5
Cash	402
Receivables:
Interest and dividends	230
Capital shares issued	40
Reclaims	124
From Adviser	9
Prepaid expenses	4
Total Assets	64,998
Liabilities:
Payables:
Collateral received on loaned securities	454
Capital shares redeemed	10
Accrued expenses and other payables:
Investment advisory fees	28
Administration fees	8
Custodian fees	5
Transfer agent fees	8
Compliance fees	—	(b)
Trustees' fees	1
Other accrued expenses	54
Total Liabilities	568
Net Assets:
Capital	45,896
Total accumulated earnings/(loss)	18,534
Net Assets	$64,430
Net Assets
Fund Shares	$64,374
Institutional Shares	56
Total	$64,430
Shares (unlimited number of shares authorized with no par value):
Fund Shares	5,212
Institutional Shares	5
Total	5,217
Net asset value, offering and redemption price per share: (c)
Fund Shares	$12.35
Institutional Shares	$11.85

(a)  Includes $502 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

16

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2022

(Amounts in Thousands)

	USAA Global Equity Income Fund
Investment Income:
Dividends	$1,836
Securities lending (net of fees)	3
Foreign tax withholding	(87)
Total Income	1,752
Expenses:
Investment advisory fees	357
Administration fees — Fund Shares	97
Administration fees — Institutional Shares	—	(a)
Sub-Administration fees	23
Custodian fees	23
Transfer agent fees — Fund Shares	91
Transfer agent fees — Institutional Shares	—	(a)
Trustees' fees	48
Compliance fees	—	(a)
Legal and audit fees	52
State registration and filing fees	25
Interfund lending fees	—	(a)
Interest fees	1
Other expenses	50
Total Expenses	767
Expenses waived/reimbursed by Adviser	(81)
Net Expenses	686
Net Investment Income (Loss)	1,066
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	9,064
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(2,170)
Net realized/unrealized gains (losses) on investments	6,894
Change in net assets resulting from operations	$7,960

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

17

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Global Equity Income Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$1,066	$1,215
Net realized gains (losses)	9,064	(359)
Net change in unrealized appreciation/depreciation	(2,170)	25,890
Change in net assets resulting from operations	7,960	26,746
Distributions to Shareholders:
Fund Shares	(5,752)	(1,102)
Institutional Shares	(2)	(89)
Change in net assets resulting from distributions to shareholders	(5,754)	(1,191)
Change in net assets resulting from capital transactions	(13,488)	(14,549)
Change in net assets	(11,282)	11,006
Net Assets:
Beginning of period	75,712	64,706
End of period	$64,430	$75,712
Capital Transactions:
Fund Shares
Proceeds from shares issued	$5,342	$5,174
Distributions reinvested	5,728	921
Cost of shares redeemed	(18,352)	(20,644)
Total Fund Shares	$(7,282)	$(14,549)
Institutional Shares
Proceeds from shares issued	$60	$—
Distributions reinvested	2	—
Cost of shares redeemed	(6,268)	—
Total Institutional Shares	$(6,206)	$—
Change in net assets resulting from capital transactions	$(13,488)	$(14,549)
Share Transactions:
Fund Shares
Issued	422	499
Reinvested	455	90
Redeemed	(1,457)	(1,981)
Total Fund Shares	(580)	(1,392)
Institutional Shares
Issued	5	—
Reinvested	— (a)	—
Redeemed	(500)	—
Total Institutional Shares	(495)	—
Change in Shares	(1,075)	(1,392)

(a)  Rounds to less than 1 thousand shares.

See notes to financial statements.

18

This page is intentionally left blank.

19

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Global Equity Income Fund
Fund Shares
Year Ended March 31: 2022	$12.03	0.21	(b)	1.27	1.48	(0.23)	(0.93)
2021	$8.42	0.17	(b)	3.61	3.78	(0.17)	—
2020	$10.51	0.24	(b)	(1.57)	(1.33)	(0.22)	(0.54)
2019	$10.88	0.27		0.06	0.33	(0.27)	(0.43)
2018	$10.42	0.23		0.54	0.77	(0.23)	(0.08)
Institutional Shares
Year Ended March 31: 2022	$12.04	0.15	(b)	0.66	0.81	(0.07)	(0.93)
2021	$8.43	0.18	(b)	3.61	3.79	(0.18)	—
2020	$10.52	0.25	(b)	(1.56)	(1.31)	(0.24)	(0.54)
2019	$10.89	0.27		0.07	0.34	(0.28)	(0.43)
2018	$10.43	0.23		0.54	0.77	(0.23)	(0.08)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

†  Does not include acquired fund fees and expenses, if any.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects a return to normal trading levels after a prior year transition or asset allocation shift.

(d)  Reflects increased trading activity due to current year transition or asset allocation shift.

(e)  Prior to August 1, 2018, USAA Asset Management Company ("AMCO")(previous investment Adviser) voluntarily agreed to limit the annual expenses of the Fund Shares to 1.20% of the Fund Shares' average daily net assets.

(f)  Includes impact of Interfund lending fees and Interest fees. Without these fees, the net expense ratio would have been lower by 0.01%.

(g)  Prior to August 1, 2018, AMCO voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.10% of the Institutional Shares' average daily net assets.

See notes to financial statements.

20

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses**^†		Net Investment Income (Loss)	Gross Expenses†	Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Global Equity Income Fund
Fund Shares
Year Ended March 31: 2022	(1.16)	$12.35	12.28%	1.04%		1.63%	1.15%	$64,374	31%
2021	(0.17)	$12.03	45.23%	1.03%		1.65%	1.18%	$69,690	46	%(c)
2020	(0.76)	$8.42	(14.02)%	1.00%		2.30%	1.14%	$60,491	109	%(d)
2019	(0.70)	$10.51	3.43%	1.03	%(e)	2.56%	1.10%	$75,086	15%
2018	(0.31)	$10.88	7.41%	1.05%		2.17%	1.05%	$96,101	22%
Institutional Shares
Year Ended March 31: 2022	(1.00)	$11.85	6.64%	1.13	%(f)	1.25%	3.95%	$56	31%
2021	(0.18)	$12.04	45.32%	0.93%		1.74%	1.25%	$6,022	46	%(c)
2020	(0.78)	$8.43	(13.90)%	0.90%		2.40%	1.51%	$4,215	109	%(d)
2019	(0.71)	$10.52	3.47%	0.97	%(g)	2.58%	1.22%	$5,261	15%
2018	(0.31)	$10.89	7.35%	1.10%		2.14%	1.29%	$5,447	22%

See notes to financial statements.

21

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Global Equity Income Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$47,384	$16,346	$—	$63,730
Collateral for Securities Loaned	454	—	—	454
Total	$47,838	$16,346	$—	$64,184

For the year ended March 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of March 31, 2022, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of March 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$502	$82	$454

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

For the year ended March 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$20,344	$38,834

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended March 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Global Equity Income Funds Index. The Lipper Global Equity Income Funds Index tracks the total return performance of the largest funds within the Lipper Global Equity Income Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Equity Income Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2021, to March 31, 2022, performance adjustments were $28 and $1 for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were 0.04% and 0.22% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.10%, which is based on the Fund's average daily net assets of the Fund Shares and of the Institutional Shares, respectively. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended March 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2022, the expense limits (excluding voluntary waivers) were 1.00% and 0.90% for Fund Shares and Institutional Shares, respectively.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of March 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at March 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$93	$117	$81	$291

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended March 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London Interbank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended March 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$3,888	1	0.57%	$3,888

*  For the year ended March 31, 2022, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(411)	$411

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2022				Year Ended March 31, 2021
Distributions Paid From				Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$1,240	$4,514	$5,754	$5,754	$1,191	$1,191

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

As of March 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$621	$2,946	$3,567	$14,967	$18,534

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company.

As of March 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

During the tax year ended March 31, 2022, the Fund utilized $697 thousand of capital loss carryforwards.

As of March 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$49,214	$16,245	$(1,275)	$14,970

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Global Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Global Equity Income Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2022

32

USAA Mutual Funds Trust	Supplemental Information March 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

33

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13/-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13/-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

34

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

35

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

36

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

*Erin Wagner (February 1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present).
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox (September 1976)	Deputy Chief Compliance Officer	July 2021	Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

*  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

37

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021, through March 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/21	Actual Ending Account Value 3/31/22	Hypothetical Ending Account Value 3/31/22	Actual Expenses Paid During Period 10/1/21- 3/31/22*	Hypothetical Expenses Paid During Period 10/1/21- 3/31/22*	Annualized Expense Ratio During Period 10/1/21- 3/31/22
Fund Shares	$1,000.00	$1,068.40	$1,019.70	$5.41	$5.29	1.05%
Institutional Shares	1,000.00	1,051.50	1,007.98	17.39	17.02	3.40	%**

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  The expense ratio for the six-month period could potentially change due to performance fee adjustments.

38

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2022 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
66%	100%	$113	$4,899

39

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Global Equity Income Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021, meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

40

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-year period ended September 30, 2021, and was above the average of its performance universe and its Lipper index for the three- and five-year periods ended September 30, 2021.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

1  The Adviser previously agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

41

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

42

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

43

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

98354-0522

March 31, 2022

Annual Report

USAA California Bond Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Supplemental Information (Unaudited)	33
Trustee and Officer Information	33
Proxy Voting and Portfolio Holdings Information	38
Expense Examples	38
Additional Federal Income Tax Information	39
Advisory Contract Renewal	40
Liquidity Risk Management Program	43
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Just as the calendar year ended, investors were quickly reminded that financial markets go up and down. A host of worries have recently conspired to disturb the markets. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle. And, of course, we're all watching a terrible war unfold in Eastern Europe. All these issues have ratcheted up uncertainties and market volatility in both stock and bond markets.

Given these concerns, it's no surprise that sentiment has turned negative and investors have become more focused on risk management and downside protection. We believe it's important to look back at financial markets through a wider lens. Despite the recent turmoil and the headwinds of the past year — including new COVID-19 variants, disruptions among global supply chains, and rising interest rates — the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again delivered positive annual total returns during the annual reporting period.

Still, underlying this positive performance were interesting differences among investment styles and market capitalizations. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the first half of our annual reporting period, while the reverse was true during the back half of the year (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for future higher interest rates and corresponding higher borrowing costs?

There were other notable subplots, too. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as we all sought to grasp the potential of their emerging blockchain technologies. Also intriguing was how the biotech sector struggled mightily for much of the past year despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, and other commodities (including gold) helped fuel returns in some investors' diversified portfolios. These were just a few of the themes of the past year.

Despite the recent pullback, the S&P 500 Index still registered an impressive annual total return of nearly 16% for the 12-month period ended March 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 58 basis points (a basis point is 1/100th of a percentage point), thanks to the Fed's stated intentions to shift to a less accommodative monetary policy. This was evidenced in March 2022 when the Fed raised the target federal funds rate by 25 basis points, the first rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 2.32%.

Although we were encouraged by another resilient year for financial markets, we fully acknowledge that unusual events of recent times — as well as the heightened volatility of early 2022 — may make investors uneasy. However, our experience managing portfolios through various economic cycles (including more than one unusual market crisis) has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset

2

classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. We are already facing a new and less accommodative Fed, which has unequivocally stated its intent to harness the recent elevated inflation readings. As a result, we believe interest rates appear ready to increase further. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors are now navigating. There will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we look forward to helping you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA California Bond Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

Tax-exempt bonds, as measured by the Bloomberg Municipal Bond Index, generated negative returns during the 12-month reporting period ended March 31, 2022, due largely to rising municipal bond yields in the last quarter of the fiscal year. (Bond prices and yields move in opposite directions.)

The reporting period began with the municipal market fighting the headwinds of potentially higher U.S. Treasury rates and inflation, but with several notable tailwinds in support to include: heavy fund flows into tax-exempt mutual funds, investor expectations of increasing tax rates, and stimulus money flowing to municipal borrowers. During the first three quarters of the fiscal year, the Bloomberg Municipal Bond Index returned 1.87%.

The municipal market turned meaningfully negative in the first quarter of 2022. The Bloomberg Municipal Bond Index returned -6.23% for the quarter. The negative returns were driven by a material increase in Treasury and AAA Municipal Bond yields. These rates rose significantly in response to the U.S. Federal Reserve's initiation of monetary tightening. Negative returns were also driven by significant outflows of assets from municipal bond mutual funds.

At the end of the reporting period, the yield on the Bloomberg Municipal Bond Index was 2.60%, which was notably higher than at the start of the fiscal year (1.18% on March 31, 2021). While the increase in rates detracted from performance during this fiscal year, we believe the higher rates should drive higher returns over the long-term.

•  How did the USAA California Bond Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the reporting period ended March 31, 2022, the Fund Shares, Institutional Shares, and Class A had a total return (at net asset value) of -3.64%, -3.50%, and -3.78%, respectively, versus an average return of -4.36% for the funds in the Lipper California Municipal Debt Funds category. This compares to returns of -4.24% for the Lipper California Municipal Debt Funds Index and -4.47% for the Bloomberg Municipal Bond Index.

•  What are the conditions in the state of California?

California's fundamental credit strength derives from a broad and diverse economy that accounted for nearly 15% of the U.S. gross domestic product through the first three quarters of 2021. The state's estimated 39.37 million residents as of July 2021, by far the largest among all the states, comprised approximately 12% of the total U.S. population.

The state's revenue performance continues to be favorable as evidenced by the governor's January budget proposal for fiscal year 2023, which anticipates further revenue growth

4

USAA Mutual Funds Trust

USAA California Bond Fund (continued)

Manager's Commentary (continued)

following preliminary positive results for fiscal year 2022. Recent fiscal strength has been driven largely by positive personal income tax performance following significant one-time funding relief during the initial phase of the COVID-19 pandemic.

While we view California as a generally strong credit rating state, pandemic related vulnerabilities remain an ongoing concern as evidenced by chronically high unemployment rates. Furthermore, longer term budget pressures, a high dependence upon revenues generated from the cyclical and concentrated personal income tax, and a rising trend of outmigration, while still small relative to the population, are areas of potential fiscal concern.

The state currently maintains ratings of Aa2 with stable outlook by Moody's, AA- with positive outlook by S&P, and AA with stable outlook by Fitch Ratings.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA California Bond Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended March 31, 2022

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	10/10/90	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Municpal Bond Index[1]	Lipper California Municipal Debt Funds Index[2]
One Year	–3.64%	–3.50%	–3.78%	–5.92%	–4.47%	–4.24%
Five Year	2.61%	NA	2.36%	1.90%	2.52%	2.48%
Ten Year	3.44%	NA	3.19%	2.95%	2.88%	3.29%
Since Inception	NA	–0.34%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA California Bond Fund — Growth of $10,000

1The Bloomberg Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

2The unmanaged Lipper California Municipal Debt Funds Index measures the Fund's performance to that of the Lipper California Municipal Debt Funds category that limit their assets to those securities exempt from taxation in the state of California.This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA California Bond Fund	March 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides California investors with a high level of current interest income that is exempt from federal and California state income taxes.

Top 10 Industries

March 31, 2022

(% of Net Assets)

General	17.2%
Medical	16.8%
School District	16.4%
General Obligation	7.6%
Education	7.5%
Transportation	7.4%
Water	7.0%
Nursing Homes	6.0%
Airport	2.0%
Multifamily Housing	1.8%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (99.4%)
California (96.2%):
Abag Finance Authority for Nonprofit Corp. Revenue, 5.00%, 7/1/42, Pre-refunded 7/1/22 @ 100	$1,500	$1,515
Abag Finance Authority for Nonprofit Corp. Revenue (NBGA — California Health Insurance Construction Loan Insurance Program), 5.00%, 1/1/33, Continuously Callable @101	4,235	4,371
Adelanto Public Utility Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/39, Continuously Callable @100	2,000	2,241
Alameda Corridor Transportation Authority Revenue, Series B, 5.00%, 10/1/37, Continuously Callable @100	2,000	2,187
Albany Unified School District, GO Series B, 5.00%, 8/1/43, Continuously Callable @100	2,000	2,200
Series B, 4.00%, 8/1/46, Continuously Callable @100	1,500	1,554
Anaheim Public Financing Authority Revenue, Series A, 5.00%, 5/1/46, Pre-refunded 5/1/24 @ 100	1,500	1,595
Bay Area Toll Authority Revenue 1.76% (MUNIPSA+125bps), 4/1/36, (Put Date 4/1/27) (a) (b)	15,000	15,543
Series H, 5.00%, 4/1/49, Pre-refunded 4/1/29 @ 100	4,000	4,723
Burbank Unified School District, GO 8/1/33, Continuously Callable @100 (c)	3,085	3,241
8/1/34, Continuously Callable @100 (d)	3,000	3,154
California Community Housing Agency Revenue, Series A, 5.00%, 8/1/50, Continuously Callable @100 (e)	2,000	1,998
California County Tobacco Securitization Agency Revenue 1.38%, 6/1/30	20	20
4.00%, 6/1/49, Continuously Callable @100	500	507
Series A, 4.00%, 6/1/49, Continuously Callable @100	1,000	1,013
Series A, 4.00%, 6/1/49, Continuously Callable @100	500	535
California Educational Facilities Authority Revenue 5.00%, 10/1/43, Continuously Callable @100	2,000	2,262
5.00%, 10/1/48, Continuously Callable @100	2,000	2,246
5.00%, 10/1/49, Pre-refunded 4/1/26 @ 100	3,100	3,415
Series A, 5.00%, 10/1/37, Continuously Callable @100	1,000	1,088
California Enterprise Development Authority Revenue 4.00%, 11/1/49, Continuously Callable @100	1,900	1,941
4.00%, 11/1/50, Continuously Callable @100	680	695
California Health Facilities Financing Authority Revenue 4.00%, 3/1/39, Continuously Callable @100	7,375	7,633
4.00%, 10/1/47, Continuously Callable @100 (f)	10,000	10,355
Series A, 5.00%, 7/1/33, Pre-refunded 7/1/23 @ 100	5,000	5,203
Series A, 5.00%, 11/15/39, Continuously Callable @100	2,100	2,136
Series A, 5.00%, 8/15/42, Continuously Callable @100	1,000	1,122
Series A, 4.00%, 4/1/45, Continuously Callable @100	2,500	2,544
Series A, 4.00%, 4/1/49, Continuously Callable @100	1,000	1,015
Series A, 4.00%, 8/15/50, Continuously Callable @100	2,000	2,113
Series A-2, 5.00%, 11/1/47	10,000	12,637
Series B, 4.00%, 11/15/41, Continuously Callable @100 (f)	14,000	14,775

See notes to financial statements.

8

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
California Health Facilities Financing Authority Revenue (NBGA — California Health Insurance Construction Loan Insurance Program) 5.00%, 7/1/39, Continuously Callable @100	$1,050	$1,126
5.00%, 6/1/42, Pre-refunded 6/1/22 @ 100	7,805	7,856
5.00%, 7/1/44, Continuously Callable @100	2,300	2,455
California Infrastructure & Economic Development Bank Revenue 0.86% (MUNIPSA+35bps), 8/1/47, (Put Date 8/1/24) (a) (b)	2,250	2,228
4.00%, 7/1/50, Continuously Callable @100	4,000	4,261
4.00%, 11/1/56, Continuously Callable @100	1,200	1,216
California Municipal Finance Authority Revenue 5.00%, 6/1/43, Continuously Callable @100	2,500	2,826
4.00%, 10/1/49, Continuously Callable @100	6,250	6,536
4.00%, 10/1/51, Continuously Callable @100	1,150	1,208
Series A, 5.00%, 2/1/37, Continuously Callable @100	750	815
Series A, 5.00%, 2/1/42, Continuously Callable @100	1,000	1,082
Series A, 4.00%, 10/1/44, Continuously Callable @100	2,000	2,086
Series A, 5.00%, 2/1/47, Continuously Callable @100	1,000	1,077
Series A, 5.00%, 7/1/47, Continuously Callable @100	1,000	1,073
Series A, 5.00%, 6/1/50, Continuously Callable @100	1,000	1,047
Series A, 4.00%, 11/15/52, Continuously Callable @103	750	755
Series A, 4.00%, 11/15/56, Continuously Callable @103	1,100	1,108
California Municipal Finance Authority Revenue (NBGA — California Health Insurance Construction Loan Insurance Program) 4.13%, 5/15/39, Continuously Callable @100	1,900	1,992
4.13%, 5/15/46, Continuously Callable @100	2,100	2,205
Series B, 5.00%, 5/15/47, Continuously Callable @102	2,500	2,702
California Pollution Control Financing Authority Revenue 5.00%, 7/1/39, Continuously Callable @100 (e)	6,000	6,767
5.00%, 11/21/45, Continuously Callable @100 (e)	2,000	2,237
California Public Finance Authority Revenue 5.00%, 10/15/37, Continuously Callable @100	1,000	1,105
5.00%, 10/15/47, Continuously Callable @100	3,000	3,284
Series B, 4.00%, 10/15/51, (Put Date 10/15/31) (b)	685	767
California School Finance Authority Revenue 5.00%, 8/1/41, Continuously Callable @100 (e)	1,600	1,708
5.00%, 8/1/41, Pre-refunded 8/1/25 @ 100 (e)	150	164
5.00%, 8/1/46, Continuously Callable @100 (e)	2,050	2,182
5.00%, 8/1/46, Pre-refunded 8/1/25 @ 100 (e)	200	219
Series A, 5.00%, 7/1/47, Continuously Callable @100 (e)	1,370	1,498
Series A, 5.00%, 7/1/49, Continuously Callable @100 (e)	1,000	1,123
Series A, 5.00%, 7/1/54, Continuously Callable @100 (e)	2,150	2,412
California Statewide Communities Development Authority Revenue 5.00%, 5/15/24	1,300	1,374
5.00%, 5/15/40, Continuously Callable @100	2,750	2,989
5.00%, 5/15/42, Continuously Callable @100	1,500	1,504
5.00%, 11/1/43, Pre-refunded 11/1/24 @ 100	500	538
5.00%, 10/1/46, Continuously Callable @100	2,750	2,944
5.00%, 5/15/47, Continuously Callable @100	1,500	1,504
5.00%, 5/15/47, Continuously Callable @100	1,000	1,095
See notes to financial statements.

9

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 1/1/48, Continuously Callable @100	$1,995	$2,158
5.00%, 7/1/48, Continuously Callable @100	4,000	4,503
5.00%, 5/15/50, Continuously Callable @100	1,000	1,092
Series A, 5.00%, 5/15/25	2,180	2,354
Series A, 4.00%, 4/1/40, Continuously Callable @100	650	692
Series A, 4.00%, 4/1/45, Continuously Callable @100	1,500	1,581
Series A, 4.00%, 6/1/46, Continuously Callable @100	2,000	2,164
Series A, 4.00%, 8/15/51, Continuously Callable @100	3,000	3,162
Series A, 5.00%, 12/1/53, Continuously Callable @100	1,000	1,139
Series A, 5.00%, 12/1/57, Continuously Callable @100	2,500	2,850
California Statewide Communities Development Authority Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8052, 0.91%, 4/1/52, Callable 5/13/22 @ 100 (e) (g)	4,900	4,900
California Statewide Communities Development Authority Revenue (NBGA — California Health Insurance Construction Loan Insurance Program) 4.00%, 11/1/46, Continuously Callable @100	4,000	4,139
Series S, 5.00%, 8/1/44, Pre-refunded 8/1/22 @ 102	2,400	2,477
Centinela Valley Union High School District, GO, Series B, 4.00%, 8/1/50, Continuously Callable @100 (f)	9,500	9,808
Chino Valley Unified School District, GO, Series B, 4.00%, 8/1/45, Continuously Callable @100	1,000	1,065
City & County of San Francisco CA Community Facilities District Special Tax 4.00%, 9/1/52, Callable 9/1/28 @ 103 (e)	1,750	1,753
Series 2021, 4.00%, 9/1/41, Continuously Callable @103	450	457
Series 2021, 4.00%, 9/1/46, Continuously Callable @103	1,000	990
Series 2021, 4.00%, 9/1/51, Continuously Callable @103	1,000	1,001
City & County of San Francisco Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8059, 0.91%, 12/1/52, Callable 5/13/22 @ 100 (e) (g)	4,300	4,300
City of Atwater Wastewater Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 5/1/43, Continuously Callable @100	1,300	1,437
City of Fillmore Wastewater Revenue, 5.00%, 5/1/47, Continuously Callable @100	2,000	2,225
City of Tulare Sewer Revenue (INS — Assured Guaranty Municipal Corp.) 4.00%, 11/15/41, Continuously Callable @100	5,710	5,902
4.00%, 11/15/44, Continuously Callable @100	5,000	5,153
City of Upland Certificate of Participation 4.00%, 1/1/42, Continuously Callable @100	3,000	3,068
5.00%, 1/1/47, Continuously Callable @100	2,000	2,160
City of Vernon CA Electric System Revenue Series 2022-A, 5.00%, 8/1/39, Continuously Callable @100 (h)	450	503
Series 2022-A, 5.00%, 8/1/40, Continuously Callable @100 (h)	375	419
Series 2022-A, 5.00%, 8/1/41, Continuously Callable @100 (h)	420	468
Corona-Norco Unified School District Special Tax, 5.00%, 9/1/32, Pre-refunded 9/1/23 @ 100	1,350	1,411
County of Sacramento Airport System Revenue, Series B, 5.00%, 7/1/41, Continuously Callable @100	1,100	1,185
East Bay Municipal Utility District Wastewater System Revenue, Series A-2, 5.00%, 6/1/38	9,000	11,593
Elk Grove Finance Authority Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/38, Continuously Callable @100	1,500	1,605

See notes to financial statements.

10

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Foothill-Eastern Transportation Corridor Agency Revenue, Series B-2, 3.50%, 1/15/53, Continuously Callable @100	$1,500	$1,454
Foothill-Eastern Transportation Corridor Agency Revenue (INS — Assured Guaranty Municipal Corp.) 1/15/34 (i)	15,000	10,032
1/15/35 (i)	7,500	4,829
Fresno Joint Powers Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 4.00%, 4/1/46, Continuously Callable @100	1,225	1,285
Golden State Tobacco Securitization Corp. Revenue, Series A, 5.00%, 6/1/35, Pre-refunded 6/1/28 @ 100	5,500	6,380
Grass Valley School District, GO (INS — Build America Mutual Assurance Co.), 5.00%, 8/1/45, Continuously Callable @100	2,400	2,622
Hanford Joint Union High School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.), 4.00%, 6/1/40, Continuously Callable @100	2,640	2,772
Hayward Unified School District, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 8/1/44, Continuously Callable @100	3,000	3,369
Indio Redevelopment Agency Successor Agency Tax Allocation, Series A, 5.25%, 8/15/31, Continuously Callable @100	2,940	2,948
Inglewood Unified School District, GO (INS — Build America Mutual Assurance Co.) Series B, 5.00%, 8/1/38, Continuously Callable @100	750	819
Series C, 4.00%, 8/1/36, Continuously Callable @100	220	232
Series C, 4.00%, 8/1/37, Continuously Callable @100	450	474
Series C, 4.00%, 8/1/39, Continuously Callable @100	450	473
Inglewood Unified School District, GO (INS-Assured Guaranty Municipal Corp.), Series A, 4.00%, 8/1/51, Continuously Callable @100	4,000	4,233
Irvine Unified School District Special Tax 5.00%, 9/1/45, Continuously Callable @100	1,000	1,112
5.00%, 9/1/49, Continuously Callable @100	2,000	2,210
Series A, 4.00%, 9/1/39, Continuously Callable @100	1,020	1,092
Series A, 4.00%, 9/1/50, Continuously Callable @100	1,800	1,889
Series B, 5.00%, 9/1/42, Continuously Callable @100	1,000	1,116
Series B, 5.00%, 9/1/47, Continuously Callable @100	1,000	1,109
Series C, 5.00%, 9/1/42, Continuously Callable @100	1,000	1,114
Series C, 5.00%, 9/1/47, Continuously Callable @100	525	582
Series D, 5.00%, 9/1/49, Continuously Callable @100	1,000	1,105
Irvine Unified School District Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/56, Continuously Callable @100	6,000	6,690
Jurupa Public Financing Authority Special Tax, Series A, 5.00%, 9/1/42, Continuously Callable @100	1,000	1,057
Local Public Schools Funding Authority School Improvement District No. 2016-1, GO (INS — Build America Mutual Assurance Co.), Series A, 4.00%, 8/1/52, Continuously Callable @100	1,500	1,559
Long Beach Bond Finance Authority Revenue, Series A, 5.00%, 11/15/35	3,875	4,641
Los Angeles County Facilities, Inc. Revenue 5.00%, 12/1/51, Pre-refunded 12/1/28 @ 100	1,560	1,831
5.00%, 12/1/51, Continuously Callable @100	2,440	2,754
Los Angeles County Public Works Financing Authority Revenue Series A, 5.00%, 12/1/44, Continuously Callable @100	2,000	2,128
Series D, 5.00%, 12/1/45, Continuously Callable @100	6,000	6,510

See notes to financial statements.

11

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
March Joint Powers Redevelopment Agency Successor Agency Tax Allocation (INS — Build America Mutual Assurance Co.), 4.00%, 8/1/41, Continuously Callable @100	$5,790	$6,005
Middle Fork Project Finance Authority Revenue, 5.00%, 4/1/33, Continuously Callable @100	2,205	2,556
Monrovia Financing Authority Revenue, 5.00%, 12/1/45, Continuously Callable @100	3,435	3,708
Monrovia Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 12/1/45, Continuously Callable @100	2,345	2,547
Moreno Valley Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 5.00%, 8/1/47, Continuously Callable @100	6,500	7,213
Mountain View School District/Los Angeles County, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 8/1/48, Continuously Callable @100	3,315	3,601
Mountain View Shoreline Regional Park Community Tax Allocation, Series A, 5.63%, 8/1/35, Continuously Callable @100	2,000	2,005
Norwalk Redevelopment Agency Tax Allocation (INS — National Public Finance Guarantee Corp.) Series A, 5.00%, 10/1/30, Continuously Callable @100	5,000	5,012
Series A, 5.00%, 10/1/35, Continuously Callable @100	3,500	3,508
Norwalk-La Mirada Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series C, 8/1/30 (i)	7,500	5,947
Ontario International Airport Authority Revenue, Series A, 4.00%, 5/15/51, Continuously Callable @100	1,695	1,765
Palomar Health, GO (INS — Assured Guaranty Municipal Corp.), Series A, 8/1/31 (i)	12,230	8,929
Palomar Health, GO (INS — National Public Finance Guarantee Corp.), 8/1/26 (i)	5,500	4,852
Perris Union High School District, GO (INS — Assured Guaranty Corp.), Series A, 4.00%, 9/1/48, Continuously Callable @100	5,000	5,210
Pittsburg Successor Agency Redevelopment Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 9/1/29, Continuously Callable @100	2,000	2,216
Pomona Unified School District, GO (INS — Build America Mutual Assurance Co.), Series F, 5.00%, 8/1/39, Continuously Callable @100	1,500	1,590
Poway Unified School District Special Tax (INS — Assured Guaranty Municipal Corp.), 4.00%, 9/1/50, Continuously Callable @100	4,750	5,008
Regents of the University of California Medical Center Pooled Revenue, Series L, 4.00%, 5/15/44, Continuously Callable @100	2,000	2,083
Rio Elementary School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 4.00%, 8/1/45, Continuously Callable @100	2,800	2,893
Riverside County Public Financing Authority Tax Allocation (INS — Build America Mutual Assurance Co.) 4.00%, 10/1/36, Continuously Callable @100	1,250	1,308
4.00%, 10/1/37, Continuously Callable @100	1,625	1,693
Riverside County Redevelopment Successor Agency Tax Allocation (INS — Build America Mutual Assurance Co.), 4.00%, 10/1/37, Continuously Callable @100	2,000	2,070
Riverside County Transportation Commission Revenue 4.00%, 6/1/47, Continuously Callable @100	3,000	3,088
Series A, 5.25%, 6/1/39, Pre-refunded 6/1/23 @ 100	2,000	2,081
RNR School Financing Authority Special Tax (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 9/1/41, Continuously Callable @100	2,000	2,219

See notes to financial statements.

12

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Sacramento Area Flood Control Agency Special Assessment, 5.00%, 10/1/44, Continuously Callable @100	$2,000	$2,124
Sacramento City Unified School District, GO (INS — Build America Mutual Assurance Co.), Series S, 5.00%, 7/1/38, Continuously Callable @100	1,020	1,056
San Bruno Park Elementary School District, GO, Series A, 5.00%, 8/1/48, Continuously Callable @100	3,000	3,271
San Diego County Regional Airport Authority Revenue Series A, 4.00%, 7/1/38, Continuously Callable @100	2,000	2,128
Series A, 5.00%, 7/1/47, Continuously Callable @100	1,500	1,632
Series A, 5.00%, 7/1/49, Continuously Callable @100	2,000	2,231
San Diego Public Facilities Financing Authority Revenue Series A, 5.00%, 10/15/44, Continuously Callable @100	2,500	2,691
Series A, 4.00%, 10/15/50, Continuously Callable @100	3,000	3,183
San Francisco City & County Airport Comm-San Francisco International Airport Revenue, Series B, 4.00%, 5/1/52, Continuously Callable @100	3,100	3,222
San Jose Financing Authority Revenue, Series A, 5.00%, 6/1/39, Pre-refunded 6/1/23 @ 100	10,000	10,377
San Leandro Unified School District, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 8/1/43, Continuously Callable @100	2,750	3,091
San Luis & Delta Mendota Water Authority Revenue (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 3/1/38, Pre-refunded 3/1/23 @ 100	1,500	1,547
San Ramon Redevelopment Agency Successor Agency Tax Allocation (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 2/1/38, Continuously Callable @100	5,000	5,395
Santa Clarita Community College District, GO, 4.00%, 8/1/46, Continuously Callable @100	5,250	5,461
Santa Cruz County Redevelopment Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 9/1/35, Continuously Callable @100	6,000	6,503
Santa Rosa High School District, GO (INS — Assured Guaranty Municipal Corp.), Series C, 5.00%, 8/1/43, Continuously Callable @100	1,000	1,093
State of California, GO 5.00%, 2/1/43, Continuously Callable @100	3,000	3,067
4.00%, 10/1/44, Continuously Callable @100	1,000	1,064
5.00%, 9/1/45, Continuously Callable @100	2,500	2,752
5.00%, 8/1/46, Continuously Callable @100	9,500	10,435
5.00%, 11/1/47, Continuously Callable @100	7,000	7,848
Stockton Public Financing Authority Revenue 4.00%, 3/1/40, Continuously Callable @100	920	939
5.00%, 3/1/47, Continuously Callable @100	2,760	3,021
Tahoe-Truckee Unified School District Certificate of Participation (INS — Build America Mutual Assurance Co.), 4.00%, 6/1/43, Continuously Callable @100	1,000	1,032
Temecula Valley Unified School District Financing Authority Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/40, Continuously Callable @100	1,575	1,703
Temecula Valley Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 4.00%, 8/1/45, Continuously Callable @100	7,500	7,748
Tobacco Securitization Authority of Southern California Revenue 5.00%, 6/1/48, Continuously Callable @100	980	1,082
5.00%, 6/1/48, Continuously Callable @100	1,000	1,112

See notes to financial statements.

13

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Transbay Joint Powers Authority Tax Allocation Series A, 5.00%, 10/1/49, Continuously Callable @100	$800	$920
Series B, 2.40%, 10/1/49, Continuously Callable @100	820	821
Tulare Local Health Care District, GO (INS — Build America Mutual Assurance Co.), 4.00%, 8/1/39, Continuously Callable @100	1,900	2,037
Vacaville Unified School District, GO, Series D, 4.00%, 8/1/45, Continuously Callable @100	1,850	1,945
Val Verde Unified School District Certificate of Participation (INS — Build America Mutual Assurance Co.) Series A, 5.00%, 8/1/34, Continuously Callable @100	1,105	1,195
Series A, 5.00%, 8/1/35, Continuously Callable @100	1,530	1,651
Val Verde Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series C, 4.00%, 8/1/45, Continuously Callable @100	4,475	4,658
Val Verde Unified School District, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 8/1/44, Pre-refunded 8/1/25 @ 100	4,000	4,384
Victor Valley Union High School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 4.00%, 8/1/37, Continuously Callable @100	5,000	5,221
Washington Township Health Care District Revenue Series A, 4.00%, 7/1/35, Continuously Callable @100	600	631
Series A, 5.00%, 7/1/42, Continuously Callable @100	1,000	1,076
Western Placer Unified School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.), 4.00%, 8/1/41, Continuously Callable @100	6,000	6,195
		585,429
Guam (2.6%):
Guam Government Waterworks Authority Revenue 5.50%, 7/1/43, Pre-refunded 7/1/23 @ 100	4,000	4,182
5.00%, 1/1/46, Continuously Callable @100	7,000	7,506
Guam Power Authority Revenue Series A, 5.00%, 10/1/34, Continuously Callable @100	1,000	1,011
Series A, 5.00%, 10/1/40, Continuously Callable @100	2,800	3,059
		15,758
Virgin Islands (0.6%):
Virgin Islands Public Finance Authority Revenue 5.00%, 9/1/33, Continuously Callable @100 (e)	3,000	3,136
Series A, 4.00%, 10/1/22	425	423
		3,559
Total Municipal Bonds (Cost $596,468)		604,746
Total Investments (Cost $596,468) — 99.4%		604,746
Other assets in excess of liabilities — 0.6%		3,418
NET ASSETS — 100.00%		$608,164

(a)  Variable or Floating-Rate Security. Rate disclosed is as of March 31, 2022.

(b)  Put Bond.

(c)  Stepped-coupon security converts to coupon form on 8/1/23 with a rate of 4.30%.

(d)  Stepped-coupon security converts to coupon form on 8/1/23 with a rate of 4.35%.

See notes to financial statements.

14

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(e)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of March 31, 2022, the fair value of these securities was $34,397 thousands and amounted to 5.7% of net assets.

(f)  All or a portion of this security has been segregated as collateral for securities purchased on a delayed-delivery and/or when-issued basis.

(g)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

(i)  Zero-coupon bond.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

MUNIPSA — Municipal Swap Index

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

15

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA California Bond Fund
Assets:
Investments, at value (Cost $596,468)	$604,746
Cash	197
Receivables:
Interest	6,439
Capital shares issued	3
From Adviser	—	(a)
Prepaid expenses	4
Total Assets	611,389
Liabilities:
Payables:
Distributions	188
Investments purchased	1,560
Capital shares redeemed	1,120
Accrued expenses and other payables:
Investment advisory fees	194
Administration fees	79
Custodian fees	7
Transfer agent fees	11
Compliance fees	—	(a)
Trustees' fees	1
12b-1 fees	—	(a)
Other accrued expenses	65
Total Liabilities	3,225
Net Assets:
Capital	604,830
Total accumulated earnings/(loss)	3,334
Net Assets	$608,164
Net Assets
Fund Shares	$606,474
Institutional Shares	592
Class A	1,098
Total	$608,164
Shares (unlimited number of shares authorized with no par value):
Fund Shares	56,104
Institutional Shares	55
Class A	102
Total	56,261
Net asset value, offering and redemption price per share: (b)
Fund Shares	$10.81
Institutional Shares	10.81
Class A	10.80
Maximum Sales Charge — Class A	2.25%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$11.05

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

16

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2022

(Amounts in Thousands)

USAA California Bond Fund
Investment Income:
Interest	$19,388
Total Income	19,388
Expenses:
Investment advisory fees	2,287
Administration fees — Fund Shares	986
Administration fees — Institutional Shares	1
Administration fees — Class A	3
Sub-Administration fees	23
12b-1 fees — Class A	4
Custodian fees	25
Transfer agent fees — Fund Shares	127
Transfer agent fees — Institutional Shares	1
Transfer agent fees — Class A	2
Trustees' fees	49
Compliance fees	4
Legal and audit fees	51
State registration and filing fees	1
Other expenses	93
Total Expenses	3,657
Expenses waived/reimbursed by Adviser	(2)
Net Expenses	3,655
Net Investment Income (Loss)	15,733
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(469)
Net change in unrealized appreciation/depreciation on investment securities	(37,878)
Net realized/unrealized gains (losses) on investments	(38,347)
Change in net assets resulting from operations	$(22,614)

See notes to financial statements.

17

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA California Bond Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$15,733	$16,045
Net realized gains (losses)	(469)	(447)
Net change in unrealized appreciation/depreciation	(37,878)	19,043
Change in net assets resulting from operations	(22,614)	34,641
Distributions to Shareholders:
Fund Shares	(15,686)	(15,912)
Institutional Shares	(16)	(13	)(a)
Class A	(36)	(142)
Change in net assets resulting from distributions to shareholders	(15,738)	(16,067)
Change in net assets resulting from capital transactions	(17,126)	(39,098)
Change in net assets	(55,478)	(20,524)
Net Assets:
Beginning of period	663,642	684,166
End of period	$608,164	$663,642

(a)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

(continues on next page)

See notes to financial statements.

18

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA California Bond Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$32,637	$45,712
Distributions reinvested	13,547	13,309
Cost of shares redeemed	(57,349)	(99,256)
Total Fund Shares	$(11,165)	$(40,235)
Institutional Shares
Proceeds from shares issued	$58	$1,751	(a)
Distributions reinvested	15	11	(a)
Cost of shares redeemed	(358)	(847	)(a)
Total Institutional Shares	$(285)	$915
Class A
Proceeds from shares issued	$25	$6,931
Distributions reinvested	28	17
Cost of shares redeemed	(5,729)	(6,726)
Total Class A	$(5,676)	$222
Change in net assets resulting from capital transactions	$(17,126)	$(39,098)
Share Transactions:
Fund Shares
Issued	2,826	3,996
Reinvested	1,180	1,164
Redeemed	(5,011)	(8,723)
Total Fund Shares	(1,005)	(3,563)
Institutional Shares
Issued	5	152	(a)
Reinvested	1	1	(a)
Redeemed	(30)	(74	)(a)
Total Institutional Shares	(24)	79
Class A
Issued	2	610
Reinvested	2	2
Redeemed	(493)	(593)
Total Class A	(489)	19
Change in Shares	(1,518)	(3,465)

(a)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

See notes to financial statements.

19

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Total Distributions
USAA California Bond Fund
Fund Shares
Year Ended March 31: 2022	$11.49	0.27	(d)	(0.68)	(0.41)	(0.27)	(0.27)
2021	$11.17	0.27	(d)	0.32	0.59	(0.27)	(0.27)
2020	$11.07	0.30	(d)	0.10	0.40	(0.30)	(0.30)
2019	$10.92	0.34		0.15	0.49	(0.34)	(0.34)
2018	$10.92	0.37		— (e)	0.37	(0.37)	(0.37)
Institutional Shares
Year Ended March 31, 2022	$11.48	0.28	(d)	(0.67)	(0.39)	(0.28)	(0.28)
June 29, 2020 (f) through March 31, 2021	$11.35	0.21	(d)	0.13	0.34	(0.21)	(0.21)
Class A
Year Ended March 31: 2022	$11.47	0.25	(d)	(0.67)	(0.42)	(0.25)	(0.25)
2021	$11.16	0.25	(d)	0.31	0.56	(0.25)	(0.25)
2020	$11.06	0.27	(d)	0.10	0.37	(0.27)	(0.27)
2019	$10.91	0.32		0.15	0.47	(0.32)	(0.32)
2018	$10.91	0.34		— (e)	0.34	(0.34)	(0.34)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, for Fund Shares and Class A, and June 29, 2020, for Institutional Shares, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

†  Does not include acquired fund fees and expenses, if any.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Amount is less than $0.005 per share.

(f)  Commencement of operations.

See notes to financial statements.

20

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses**^†(b)	Net Investment Income (Loss)(b)	Gross Expenses†(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA California Bond Fund
Fund Shares
Year Ended March 31: 2022	$10.81	(3.64)%	0.55%	2.39%	0.55%	$606,474	11%
2021	$11.49	5.36%	0.56%	2.40%	0.56%	$655,948	32%
2020	$11.17	3.62%	0.53%	2.66%	0.53%	$677,785	33%
2019	$11.07	4.61%	0.52%	3.15%	0.52%	$691,391	18%
2018	$10.92	3.37%	0.51%	3.32%	0.51%	$674,498	6%
Institutional Shares
Year Ended March 31, 2022	$10.81	(3.50)%	0.51%	2.43%	0.58%	$592	11%
June 29, 2020 (f) through March 31, 2021	$11.48	3.01%	0.50%	2.44%	0.94%	$911	32%
Class A
Year Ended March 31: 2022	$10.80	(3.78)%	0.79%	2.15%	0.85%	$1,098	11%
2021	$11.47	5.01%	0.81%	2.15%	0.88%	$6,783	32%
2020	$11.16	3.36%	0.78%	2.41%	0.78%	$6,381	33%
2019	$11.06	4.37%	0.76%	2.92%	0.76%	$7,005	18%
2018	$10.91	3.12%	0.75%	3.08%	0.75%	$6,985	6%

See notes to financial statements.

21

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA California Bond Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$604,746	$—	$604,746
Total	$—	$604,746	$—	$604,746

For the year ended March 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Gains or losses realized on sales of securities are recorded on the identified cost basis.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

For the year ended March 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$23,800	$50,000	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$73,560	$80,018

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the first $50 million of the Fund's average daily net assets, 0.40% of that portion of the Fund's average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of the Fund's average daily net assets over $100 million. Amounts incurred and paid to VCM for the year ended March 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper California Municipal Debt Funds Index. The Lipper California Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper California Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper California Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2021, to March 31, 2022, performance adjustments were $157, less than $1, and less than $(1) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.02%, 0.01%, and (0.01)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, of the Institutional Shares and of the Class A, respectively. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended March 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended March 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended March 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2022, the expense limits (excluding voluntary waivers) were 0.54%, 0.50%, and 0.80% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of March 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at March 31, 2022.

Expires 2024	Expires 2025	Total
$7	$2	$9

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

State-Specific Risk — Because the Fund invests primarily in California tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in California, such as changes to state laws and policies, economic issues that affect critical industries, large employers, or weakened real estate prices, and existing debt levels and state budget priorities. In addition, the economic affects regarding COVID-19 may exacerbate some or all of these risks. The Fund's performance will be affected by the fiscal and economic health of California and its municipalities and their ability to issue and repay debt. The Fund is more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of multiple states.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets, and a large portion of the Fund's assets are tied to LIBOR. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

markets as LIBOR alternatives. Such rates include Ameribor (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended March 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period,

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended March 31, 2022.

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2022		Year Ended March 31, 2021
Distributions Paid From		Distributions Paid From
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$15,738	$15,738	$16,067	$16,067

As of March 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
$1,318	$(1,360)	$(42)	$(4,902)	$8,278	$3,334

As of March 31, 2022, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$874	$4,028	$4,902

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

As of March 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$596,468	$16,598	$(8,320)	$8,278

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA California Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA California Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2022

32

USAA Mutual Funds Trust	Supplemental Information March 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

33

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13/-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13/-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

34

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

35

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

36

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

*Erin Wagner (February 1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present).
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox (September 1976)	Deputy Chief Compliance Officer	July 2021	Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

*  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

37

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021, through March 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/21	Actual Ending Account Value 3/31/22	Hypothetical Ending Account Value 3/31/22	Actual Expenses Paid During Period 10/1/21- 3/31/22*	Hypothetical Expenses Paid During Period 10/1/21- 3/31/22*	Annualized Expense Ratio During Period 10/1/21- 3/31/22
Fund Shares	$1,000.00	$946.50	$1,022.14	$2.72	$2.82	0.56%
Institutional Shares	1,000.00	947.60	1,022.39	2.48	2.57	0.51%
Class A	1,000.00	946.20	1,020.94	3.88	4.03	0.80%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

38

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2022 (amounts in thousands):

Tax Exempt Distributions
$15,738

39

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA California Bond Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

40

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1 was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-year period ended September 30, 2021, and was above the average of its performance universe and its Lipper index for the three-, five- and ten-year periods ended September 30, 2021.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

1  The Adviser previously agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

41

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

42

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

43

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

40860-0522

March 31, 2022

Annual Report

USAA New York Bond Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Supplemental Information (Unaudited)	30
Trustee and Officer Information	30
Proxy Voting and Portfolio Holdings Information	35
Expense Examples	35
Additional Federal Income Tax Information	36
Advisory Contract Renewal	37
Liquidity Risk Management Program	40
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Just as the calendar year ended, investors were quickly reminded that financial markets go up and down. A host of worries have recently conspired to disturb the markets. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle. And, of course, we're all watching a terrible war unfold in Eastern Europe. All these issues have ratcheted up uncertainties and market volatility in both stock and bond markets.

Given these concerns, it's no surprise that sentiment has turned negative and investors have become more focused on risk management and downside protection. We believe it's important to look back at financial markets through a wider lens. Despite the recent turmoil and the headwinds of the past year — including new COVID-19 variants, disruptions among global supply chains, and rising interest rates — the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again delivered positive annual total returns during the annual reporting period.

Still, underlying this positive performance were interesting differences among investment styles and market capitalizations. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the first half of our annual reporting period, while the reverse was true during the back half of the year (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for future higher interest rates and corresponding higher borrowing costs?

There were other notable subplots, too. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as we all sought to grasp the potential of their emerging blockchain technologies. Also intriguing was how the biotech sector struggled mightily for much of the past year despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, and other commodities (including gold) helped fuel returns in some investors' diversified portfolios. These were just a few of the themes of the past year.

Despite the recent pullback, the S&P 500 Index still registered an impressive annual total return of nearly 16% for the 12-month period ended March 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 58 basis points (a basis point is 1/100th of a percentage point), thanks to the Fed's stated intentions to shift to a less accommodative monetary policy. This was evidenced in March 2022 when the Fed raised the target federal funds rate by 25 basis points, the first rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 2.32%.

Although we were encouraged by another resilient year for financial markets, we fully acknowledge that unusual events of recent times — as well as the heightened volatility of early 2022 — may make investors uneasy. However, our experience managing portfolios through various economic cycles (including more than one unusual market crisis) has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset

2

classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. We are already facing a new and less accommodative Fed, which has unequivocally stated its intent to harness the recent elevated inflation readings. As a result, we believe interest rates appear ready to increase further. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors are now navigating. There will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we look forward to helping you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA New York Bond Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

Tax-exempt bonds, as measured by the Bloomberg Municipal Bond Index, generated negative returns during the 12-month reporting period ended March 31, 2022, due largely to rising municipal bond yields in the last quarter of the fiscal year. (Bond prices and yields move in opposite directions.)

The reporting period began with the municipal market fighting the headwinds of potentially higher U.S. Treasury rates and inflation, but with several notable tailwinds in support to include: heavy fund flows into tax-exempt mutual funds, investor expectations of increasing tax rates, and stimulus money flowing to municipal borrowers. During the first three quarters of the fiscal year, the Bloomberg Municipal Bond Index returned 1.87%.

The municipal market turned meaningfully negative in the first quarter of 2022. The Bloomberg Municipal Bond Index returned -6.23% for the quarter. The negative returns were driven by a material increase in Treasury and AAA Municipal Bond yields. These rates rose significantly in response to the U.S. Federal Reserve's initiation of monetary tightening. Negative returns were also driven by significant outflows of assets from municipal bond mutual funds.

At the end of the reporting period, the yield on the Bloomberg Municipal Bond Index was 2.60%, which was notably higher than at the start of the fiscal year (1.18% on March 31, 2021). While the increase in rates detracted from performance during this fiscal year, we believe the higher rates should drive higher returns over the long-term.

•  How did the USAA New York Bond Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the reporting period ended March 31, 2022, the Fund Shares, Institutional Shares, and Class A had a total return (at net asset value) of -3.40%, -3.39%, and -3.56%, respectively, versus an average return of -4.09% for the funds in the Lipper New York Municipal Debt Funds category. This compares to returns of -3.93% for the Lipper New York Municipal Debt Funds Index and -4.47% for the Bloomberg Municipal Bond Index.

•  What are the conditions in the state of New York?

New York State benefits from a sizable and diverse economic base that is anchored by New York City, a world center for trade and culture. A population of nearly twenty million with per capita income above the national norm provides additional strength. Employment, which is still below the pre-pandemic level, is steadily increasing while overall economic growth remains positive, albeit trailing the nation.

The state's financial performance continues to be favorably driven by solid tax collections and sizable federal aid related to the pandemic. Budgetary reserves are also sound providing an additional degree of flexibility. Fiscal management has historically been prudent due to an institutionalized budget process, including a multi-year financial plan

4

USAA Mutual Funds Trust

USAA New York Bond Fund (continued)

Manager's Commentary (continued)

and quarterly adjustments. Outstanding debt and pension liabilities are manageable relative to the state's economic resources. Potential contingent liabilities are noted as vital agencies, such as the Metropolitan Transportation Authority, may require a degree of assistance due to pandemic generated operating stress.

General obligation bonds issued by the state of New York carry strong ratings of Aa1 (stable outlook) by Moody's, AA+ (stable outlook) by Standard & Poor's, and AA+ (stable outlook) by Fitch.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA New York Bond Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended March 31, 2022

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	10/10/90	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Municipal Bond Index[1]	Lipper New York Municipal Debt Funds Index[2]
One Year	–3.40%	–3.39%	–3.56%	–5.75%	–4.47%	–3.93%
Five Year	2.28%	NA	2.05%	1.60%	2.52%	2.44%
Ten Year	2.70%	NA	2.45%	2.22%	2.88%	2.79%
Since Inception	NA	0.02%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA New York Bond Fund — Growth of $10,000

1The Bloomberg Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

2The unmanaged Lipper New York Municipal Debt Funds Index measures the Fund's performance to that of the Lipper New York Municipal Debt Funds category. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA New York Bond Fund	March 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes.

Top 10 Industries:

March 31, 2022

(% of Net Assets)

General	19.3%
Medical	15.8%
Higher Education	14.0%
Education	8.5%
General Obligation	7.4%
Development	6.9%
Transportation	6.3%
Nursing Homes	4.0%
Multifamily Housing	3.5%
Tobacco Settlement	2.3%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Other Equity Interests (0.1%)
Utilities (0.1%):
CMS Liquidating Trust (a) (b) (c)	200	$255
Total Other Equity Interests (Cost $499)		255
Municipal Bonds (99.0%)
New York (94.1%):
Albany Capital Resource Corp. Revenue
5.00%, 6/1/49, Continuously Callable @100	$1,500	1,586
4.00%, 11/1/51, Continuously Callable @100	1,250	1,311
Albany County Airport Authority Revenue, Series A, 5.00%, 12/15/48, Continuously Callable @100	1,000	1,112
Allegany County Capital Resource Corp. Revenue, Series A, 5.00%, 12/1/52, Continuously Callable @100	1,000	1,049
Brookhaven Local Development Corp. Revenue
5.25%, 11/1/36, Continuously Callable @100	1,500	1,677
4.00%, 10/1/45, Continuously Callable @100	1,000	980
Series B, 4.00%, 11/1/55, Continuously Callable @102	1,000	1,046
Broome County Local Development Corp. Revenue, 4.00%, 1/1/47, Continuously Callable @103	500	498
Buffalo & Erie County Industrial Land Development Corp. Revenue
5.00%, 6/1/35, Continuously Callable @103	1,000	1,067
5.00%, 7/1/40, Continuously Callable @100	2,000	2,033
5.00%, 8/1/52, Continuously Callable @100	1,000	1,032
Build NYC Resource Corp. Revenue
5.00%, 6/1/40, Continuously Callable @100	700	752
5.00%, 8/1/40, Pre-refunded 8/1/25 @ 100	1,000	1,094
5.00%, 7/1/41, Continuously Callable @100	500	546
5.00%, 8/1/42, Pre-refunded 8/1/22 @ 100	1,500	1,520
4.00%, 8/1/42, Continuously Callable @100	1,000	1,048
5.50%, 4/1/43, Continuously Callable @100	1,000	1,023
5.00%, 7/1/45, Continuously Callable @100	2,000	2,151
5.00%, 11/1/47	2,000	2,537
5.00%, 6/1/48, Continuously Callable @102	2,000	2,105
4.00%, 7/1/49, Continuously Callable @100	500	517
Bushnell's Basin Fire Association, Inc. Revenue, 3.00%, 11/1/30	2,445	2,339
City of Elmira, GO, 5.00%, 7/1/35, Continuously Callable @100	1,575	1,808
City of New York, GO
Series D-1, 4.00%, 12/1/43, Continuously Callable @100	4,000	4,184
Series F-5, 0.43%, 6/1/44, Continuously Callable @100 (d)	1,700	1,700
City of Newburgh, GO
Series A, 5.00%, 6/15/23, Continuously Callable @100	825	831
Series A, 5.00%, 6/15/24, Continuously Callable @100	870	877
City of Poughkeepsie, GO
2.50%, 4/29/22	800	801
4.00%, 4/15/27	235	248
4.00%, 4/15/28	125	133
4.00%, 4/15/29	125	133

See notes to financial statements.

8

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
4.00%, 4/15/30	$135	$144
5.00%, 6/1/31, Continuously Callable @100	600	644
City of Yonkers, GO (INS — Assured Guaranty Municipal Corp.), Series A, 3.00%, 7/1/25, Continuously Callable @100	665	674
County of Nassau, GO, Series A, 5.00%, 1/1/38, Continuously Callable @100	1,000	1,091
County of Nassau, GO (INS — Assured Guaranty Municipal Corp.), Series C, 5.00%, 4/1/38, Continuously Callable @100	1,000	1,027
Dutchess County Local Development Corp. Revenue
5.00%, 7/1/46, Continuously Callable @100	600	640
Series A, 5.00%, 7/1/44, Pre-refunded 7/1/24 @ 100	1,000	1,068
Series A, 5.00%, 7/1/45, Continuously Callable @100	2,000	2,153
Series B, 4.00%, 7/1/41, Continuously Callable @100	2,000	2,080
Series B, 4.00%, 7/1/49, Continuously Callable @100	1,750	1,756
Hempstead Town Local Development Corp. Revenue
5.00%, 7/1/47, Continuously Callable @100	600	660
5.00%, 7/1/48, Continuously Callable @100	300	330
Hudson Yards Infrastructure Corp. Revenue, Series A, 4.00%, 2/15/44, Continuously Callable @100	2,000	2,107
Jefferson County Civic Facility Development Corp. Revenue, 4.00%, 11/1/47, Continuously Callable @100	1,000	1,001
Long Island Power Authority Revenue
Series A, 5.00%, 9/1/44, Continuously Callable @100	2,000	2,111
Series B, 5.00%, 9/1/41, Continuously Callable @100	1,000	1,098
Metropolitan Transportation Authority Revenue
Series A-1, 5.25%, 11/15/56, Continuously Callable @100	1,000	1,065
Series B, 4.00%, 11/15/50, Continuously Callable @100	1,000	1,014
Series D-1, 5.00%, 11/15/34, Continuously Callable @100	3,000	3,195
Series D-2, 0.96% (MUNIPSA+45bps), 11/15/44, (Put date 11/15/22) (e) (h)	2,000	1,996
Series D-3, 4.00%, 11/15/49, Continuously Callable @100	2,000	2,040
Monroe County Industrial Development Corp. Revenue
4.00%, 7/1/43, Continuously Callable @100	1,000	1,057
5.00%, 12/1/46, Continuously Callable @100	1,000	1,069
4.00%, 12/1/46, Continuously Callable @100	2,000	2,054
4.00%, 10/1/47, Continuously Callable @100	1,000	1,031
5.00%, 6/1/59, Continuously Callable @100 (f)	1,000	1,057
Series A, 5.00%, 12/1/37, Continuously Callable @100	1,000	1,017
Series A, 5.00%, 12/1/42, Continuously Callable @100	2,000	2,033
Monroe County Industrial Development Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 1/15/38, Continuously Callable @100	500	526
Nassau County Local Economic Assistance Corp. Revenue, 5.00%, 7/1/37, Pre-refunded 7/1/22 @ 100	1,000	1,010
New York City Housing Development Corp. Revenue, Series K, 4.20%, 11/1/58, Continuously Callable @100	2,990	3,014
New York City Industrial Development Agency Revenue, 4.00%, 3/1/45, Continuously Callable @100	1,005	1,047
New York City Industrial Development Agency Revenue (INS — Assured Guaranty Municipal Corp.), 2.25%, 10/1/29	1,225	1,174
New York City Transitional Finance Authority Building Aid Revenue
Series S, 5.00%, 7/15/43, Continuously Callable @100	1,250	1,324
Series S, 4.00%, 7/15/45, Continuously Callable @100	2,000	2,084

See notes to financial statements.

9

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York City Transitional Finance Authority Future Tax Secured Revenue
4.00%, 8/1/41, Continuously Callable @100	$1,000	$1,036
4.00%, 11/1/42, Continuously Callable @100	2,000	2,107
Series B, 4.00%, 8/1/41, Continuously Callable @100	1,000	1,025
Series B-1, 4.00%, 11/1/45, Continuously Callable @100	2,000	2,095
New York City Trust for Cultural Resources Revenue
5.00%, 8/1/43, Pre-refunded 8/1/23 @ 100	1,000	1,043
4.00%, 7/1/46, Continuously Callable @100	1,000	1,019
Series A, 4.00%, 12/1/35, Continuously Callable @100	1,000	1,086
New York Convention Center Development Corp. Revenue
5.00%, 11/15/45, Continuously Callable @100	500	538
Series S, 11/15/37 (g)	1,000	507
New York Convention Center Development Corp. Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 4.47%, 11/15/48	2,000	616
New York Counties Tobacco Trust VI Revenue, 5.00%, 6/1/45, Continuously Callable @100	500	534
New York Liberty Development Corp. Revenue
5.25%, 10/1/35	2,500	3,048
5.50%, 10/1/37	560	708
5.00%, 11/15/44, Continuously Callable @100 (f)	1,000	1,053
2.80%, 9/15/69, Continuously Callable @100	1,500	1,414
Series A, 2.20%, 11/15/33, Continuously Callable @100	1,000	887
New York State Dormitory Authority Revenue
5.00%, 7/1/34, Continuously Callable @100	500	532
5.00%, 12/1/37, Continuously Callable @100 (f)	1,300	1,449
4.00%, 8/1/38, Continuously Callable @100	2,000	2,025
6.00%, 7/1/40, Continuously Callable @100 (c) (f)	3,000	2,767
5.00%, 7/1/42, Continuously Callable @100	250	252
5.00%, 5/1/43, Continuously Callable @100	1,000	1,068
5.75%, 7/1/43, Continuously Callable @100	1,000	1,041
3.50%, 7/1/44, Continuously Callable @100	1,000	997
4.00%, 7/1/45, Continuously Callable @100	2,000	1,752
5.00%, 7/1/51, Continuously Callable @100	725	789
Series A, 5.00%, 5/1/38, Continuously Callable @100	500	511
Series A, 4.00%, 7/1/41, Continuously Callable @100	1,000	1,044
Series A, 4.00%, 7/1/43, Continuously Callable @100	2,000	2,034
Series A, 5.00%, 7/1/44, Continuously Callable @100	1,500	1,544
Series A, 4.00%, 7/1/45, Continuously Callable @100	2,250	2,381
Series A, 4.00%, 3/15/48, Continuously Callable @100	3,000	3,098
Series A, 5.00%, 7/1/48, Continuously Callable @100	1,000	1,136
Series A, 4.00%, 3/15/49, Continuously Callable @100	750	787
Series A, 4.00%, 3/15/49, Continuously Callable @100	1,500	1,560
Series A, 4.00%, 9/1/50, Continuously Callable @100	500	485
Series A, 4.00%, 7/1/53, Continuously Callable @100	500	518
Series A-1, 4.00%, 7/1/45, Continuously Callable @100	3,000	3,029
Series C, 4.00%, 7/1/47, Continuously Callable @100	1,000	1,048
Series D, 5.00%, 5/1/39, Continuously Callable @100	500	501
Series D, 4.00%, 2/15/47, Continuously Callable @100	4,000	4,151
New York State Dormitory Authority Revenue (INS — AMBAC Assurance Corp.)
Series 1, 5.50%, 7/1/40	2,000	2,630
Series A, 5.50%, 5/15/30	3,275	3,994

See notes to financial statements.

10

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York State Dormitory Authority Revenue (NBGA — State of New York Mortgage Agency), 5.00%, 6/1/33, Continuously Callable @100	$1,990	$1,995
New York State Environmental Facilities Corp. Revenue, 4.00%, 8/15/46, Continuously Callable @100	1,000	1,043
New York State Housing Finance Agency Revenue (LIQ — Deutsche Bank A.G.), Series DBE-DBE-8073, 0.91%, 8/1/50, Continuously Callable @100 (d) (f)	3,746	3,746
New York State Thruway Authority Revenue
Series A, 4.00%, 1/1/56, Continuously Callable @100	1,000	1,017
Series B, 4.00%, 1/1/53, Continuously Callable @100	1,000	1,033
New York State Urban Development Corp. Revenue, 5.00%, 3/15/42, Continuously Callable @100	3,000	3,342
Niagara Tobacco Asset Securitization Corp. Revenue, 5.25%, 5/15/40, Continuously Callable @100	750	791
Oneida County Local Development Corp. Revenue
4.00%, 7/1/39, Continuously Callable @100	750	765
4.00%, 12/1/51, Continuously Callable @100	500	527
Onondaga Civic Development Corp. Revenue
5.00%, 10/1/40, Continuously Callable @100	1,000	1,004
4.00%, 7/1/41, Continuously Callable @100	300	319
5.00%, 7/1/42, Continuously Callable @100	1,000	1,010
5.00%, 1/1/43, Continuously Callable @100	740	819
Onondaga County Trust for Cultural Resources Revenue, 5.00%, 5/1/40, Continuously Callable @100	800	857
Southold Local Development Corp. Revenue, 5.00%, 12/1/45, Continuously Callable @100	1,000	1,028
St. Lawrence County Industrial Development Agency Revenue
4.00%, 7/1/43, Continuously Callable @100	500	515
5.00%, 9/1/47, Continuously Callable @100	1,770	1,890
State of New York Mortgage Agency Revenue, Series 211, 3.80%, 10/1/48, Continuously Callable @100	1,530	1,543
Suffolk County Economic Development Corp. Revenue, Series C, 5.00%, 7/1/33, Continuously Callable @100	250	265
Suffolk Tobacco Asset Securitization Corp. Revenue, Series B, 5.00%, 6/1/32, Pre-refunded 6/1/22 @ 100	1,450	1,460
Tompkins County Development Corp. Revenue, 5.00%, 7/1/44, Continuously Callable @100	1,375	1,430
Triborough Bridge & Tunnel Authority Revenue, Series B, 11/15/32 (g)	1,000	731
TSASC, Inc. Revenue, Series A, 5.00%, 6/1/41, Continuously Callable @100	1,000	1,085
Westchester County Healthcare Corp. Revenue, Series B, 6.00%, 11/1/30, Continuously Callable @100	125	125
Westchester County Local Development Corp. Revenue
5.00%, 1/1/34, Continuously Callable @100	1,500	1,523
5.00%, 7/1/42, Continuously Callable @104	450	486
5.00%, 11/1/46, Continuously Callable @100	1,000	1,052
5.00%, 6/1/47, Continuously Callable @100	1,000	1,057
Westchester Tobacco Asset Securitization Revenue, Series B, 5.00%, 6/1/41, Continuously Callable @100	500	544
		181,970

See notes to financial statements.

11

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Guam (4.2%):
Antonio B. Won Pat International Airport Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 5.75%, 10/1/43, Pre-refunded 10/1/23 @ 100	$1,000	$1,057
Guam Government Waterworks Authority Revenue
5.50%, 7/1/43, Pre-refunded 7/1/23 @ 100	1,000	1,046
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,000	1,051
Series A, 5.00%, 7/1/35, Continuously Callable @100	500	524
Guam Power Authority Revenue, Series A, 5.00%, 10/1/37, Continuously Callable @100	1,165	1,275
Guam Power Authority Revenue (INS — Assured Guaranty Municipal Corp.)
Series A, 5.00%, 10/1/30, Continuously Callable @100	1,000	1,015
Series A, 5.00%, 10/1/39, Continuously Callable @100	500	532
Territory of Guam Revenue
Series A, 5.00%, 12/1/46, Continuously Callable @100	500	544
Series D, 5.00%, 11/15/39, Continuously Callable @100	1,000	1,081
		8,125
Puerto Rico (0.7%):
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Revenue, 5.13%, 4/1/32, Continuously Callable @100	1,390	1,393
Total Municipal Bonds (Cost $189,992)		191,488
Total Investments (Cost $190,491) — 99.1%		191,743
Other assets in excess of liabilities — 0.9%		1,713
NET ASSETS — 100.00%		$193,456

(a)  Non-income producing security.

(b)  This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At March 31, 2022, illiquid securities were 1.6% of the Fund's net assets.

(d)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(e)  Put Bond.

(f)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of March 31, 2022, the fair value of these securities was $10,072 thousands and amounted to 5.2% of net assets.

(g)  Zero-coupon bond.

(h)  Variable or Floating-Rate Security. Rate disclosed is as of March 31, 2022.

AMBAC — American Municipal Bond Assurance Corporation

See notes to financial statements.

12

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022 bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

MUNIPSA — Municipal Swap Index

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA New York Bond Fund
Assets:
Investments, at value (Cost $190,491)	$191,743
Cash	124
Receivables:
Interest	2,297
Capital shares issued	32
From Adviser	2
Prepaid expenses	1
Total Assets	194,199
Liabilities:
Payables:
Distributions	73
Capital shares redeemed	511
Accrued expenses and other payables:
Investment advisory fees	71
Administration fees	24
Custodian fees	2
Transfer agent fees	7
Compliance fees	—	(a)
Trustees' fees	1
12b-1 fees	—	(a)
Other accrued expenses	54
Total Liabilities	743
Net Assets:
Capital	196,064
Total accumulated earnings/(loss)	(2,608)
Net Assets	$193,456
Net Assets
Fund Shares	$170,335
Institutional Shares	21,414
Class A	1,707
Total	$193,456
Shares (unlimited number of shares authorized with no par value):
Fund Shares	14,951
Institutional Shares	1,881
Class A	150
Total	16,982
Net asset value, offering and redemption price per share: (b)
Fund Shares	$11.39
Institutional Shares	$11.38
Class A	$11.37
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$11.63

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.
See notes to financial statements.

14

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2022

(Amounts in Thousands)

USAA New York Bond Fund
Investment Income:
Interest	$7,067
Total Income	7,067
Expenses:
Investment advisory fees	808
Administration fees — Fund Shares	307
Administration fees — Institutional Shares	8
Administration fees — Class A	3
Sub-Administration fees	23
12b-1 fees — Class A	5
Custodian fees	10
Transfer agent fees — Fund Shares	53
Transfer agent fees — Institutional Shares	8
Transfer agent fees — Class A	2
Trustees' fees	48
Compliance fees	1
Legal and audit fees	50
State registration and filing fees	1
Other expenses	57
Total Expenses	1,384
Expenses waived/reimbursed by Adviser	(5)
Net Expenses	1,379
Net Investment Income (Loss)	5,688
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(316)
Net change in unrealized appreciation/depreciation on investment securities	(12,062)
Net realized/unrealized gains (losses) on investments	(12,378)
Change in net assets resulting from operations	$(6,690)

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA New York Bond Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$5,688	$6,228
Net realized gains (losses)	(316)	(460)
Net change in unrealized appreciation/depreciation	(12,062)	5,952
Change in net assets resulting from operations	(6,690)	11,720
Distributions to Shareholders:
Fund Shares	(5,434)	(5,993)
Institutional Shares	(228)	(55	)(a)
Class A	(48)	(172)
Change in net assets resulting from distributions to shareholders	(5,710)	(6,220)
Change in net assets resulting from capital transactions	(10,562)	(13,646)
Change in net assets	(22,962)	(8,146)
Net Assets:
Beginning of period	216,418	224,564
End of period	$193,456	$216,418

(a)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

(continues on next page)

See notes to financial statements.

16

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA New York Bond Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$12,790	$20,168
Distributions reinvested	4,576	4,938
Cost of shares redeemed	(43,318)	(41,447)
Total Fund Shares	$(25,952)	$(16,341)
Institutional Shares
Proceeds from shares issued	$20,383	$3,777	(a)
Distributions reinvested	227	55	(a)
Cost of shares redeemed	(601)	(874	)(a)
Total Institutional Shares	$20,009	$2,958
Class A
Proceeds from shares issued	$543	$6,686
Distributions reinvested	45	46
Cost of shares redeemed	(5,207)	(6,995)
Total Class A	$(4,619)	$(263)
Change in net assets resulting from capital transactions	$(10,562)	$(13,646)
Share Transactions:
Fund Shares
Issued	1,044	1,681
Reinvested	377	412
Redeemed	(3,573)	(3,474)
Total Fund Shares	(2,152)	(1,381)
Institutional Shares
Issued	1,667	312	(a)
Reinvested	19	5	(a)
Redeemed	(49)	(73	)(a)
Total Institutional Shares	1,637	244
Class A
Issued	44	561
Reinvested	4	4
Redeemed	(426)	(587)
Total Class A	(378)	(22)
Change in Shares	(893)	(1,159)

(a)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

See notes to financial statements.

17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Total Distributions
USAA New York Bond Fund
Fund Shares
Year Ended March 31:
2022	$12.11	0.32	(d)	(0.72)	(0.40)	(0.32)	(0.32)
2021	$11.80	0.34	(d)	0.31	0.65	(0.34)	(0.34)
2020	$11.87	0.38	(d)	(0.07)	0.31	(0.38)	(0.38)
2019	$11.76	0.40		0.11	0.51	(0.40)	(0.40)
2018	$11.88	0.41		(0.12)	0.29	(0.41)	(0.41)
Institutional Shares
Year Ended March 31,
2022	$12.10	0.33	(d)	(0.72)	(0.39)	(0.33)	(0.33)
June 29, 2020 (e) through March 31, 2021	$11.94	0.26	(d)	0.16	0.42	(0.26)	(0.26)
Class A
Year Ended March 31:
2022	$12.08	0.30	(d)	(0.72)	(0.42)	(0.29)	(0.29)
2021	$11.77	0.32	(d)	0.31	0.63	(0.32)	(0.32)
2020	$11.84	0.35	(d)	(0.07)	0.28	(0.35)	(0.35)
2019	$11.73	0.37		0.11	0.48	(0.37)	(0.37)
2018	$11.85	0.38		(0.12)	0.26	(0.38)	(0.38)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, for Fund Shares and Class A, and June 29, 2020, for Institutional Shares, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

†  Does not include acquired fund fees and expenses, if any.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Commencement of operations.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses**^†(b)	Net Investment Income (Loss)(b)	Gross Expenses†(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA New York Bond Fund
Fund Shares
Year Ended March 31:
2022	$11.39	(3.40)%	0.64%	2.65%	0.64%	$170,335	10%
2021	$12.11	5.61%	0.66%	2.87%	0.66%	$207,085	19%
2020	$11.80	2.60%	0.61%	3.17%	0.61%	$218,096	18%
2019	$11.87	4.41%	0.60%	3.39%	0.60%	$226,973	15%
2018	$11.76	2.45%	0.59%	3.43%	0.59%	$216,090	6%
Institutional Shares
Year Ended March 31,
2022	$11.38	(3.39)%	0.61%	2.72%	0.65%	$21,414	10%
June 29, 2020 (e) through March 31, 2021	$12.10	3.55%	0.61%	2.86%	0.77%	$2,958	19%
Class A
Year Ended March 31:
2022	$11.37	(3.56)%	0.85%	2.46%	0.92%	$1,707	10%
2021	$12.08	5.38%	0.89%	2.65%	0.96%	$6,375	19%
2020	$11.77	2.36%	0.85%	2.93%	0.85%	$6,468	18%
2019	$11.84	4.16%	0.85%	3.15%	0.85%	$6,295	15%
2018	$11.73	2.19%	0.84%	3.18%	0.84%	$5,971	6%

See notes to financial statements.

19

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA New York Bond Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Other Equity Interests	$—	$—	$255	$255
Municipal Bonds	—	191,488	—	191,488
Total	$—	$191,488	$255	$191,743

For the year ended March 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

For the year ended March 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$10,355	$10,900	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$19,705	$28,362

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the first $50 million of the Fund's average daily net assets, 0.40% of that portion of the Fund's average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of the Fund's average daily net assets over $100 million. Amounts incurred and paid to VCM for the year ended March 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper New York Municipal Debt Funds Index. The Lipper New York Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper New York Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper New York Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2021, to March 31, 2022, performance adjustments were $14, less than $1, and $(1) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.01%, less than 0.01%, and (0.05)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, of the Institutional Shares, and of the Class A, respectively.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended March 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended March 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended March 31, 2022, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2022, the expense limits (excluding voluntary waivers) were 0.65%, 0.61%, and 0.90% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of March 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at March 31, 2022.

Expires 2024	Expires 2025	Total
$7	$5	$12

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

State-Specific Risk — Because the Fund invests primarily in New York tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in New York to pay interest or repay principal, which may impact the Fund's performance. The Fund is more vulnerable to unfavorable developments in New York than are funds that invest in municipal securities of many states. While New York State's economy is broad, it does have concentrations in the financial services industry and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past, and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of New York State; and when New York City experiences financial difficulty, it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York State has at times been somewhat slower than the nation overall. The economic and financial condition of New York State also may be affected by various financial, social, economic, and political factors. In addition, the economic affects regarding COVID-19 may exacerbate some or all of these risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets, and a large portion of the Fund's assets are tied to LIBOR. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include Ameribor (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFRbased term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended March 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended March 31, 2022.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2022		Year Ended March 31, 2021
Distributions Paid From		Distributions Paid From
Tax- Exempt Income	Total Distributions Paid	Ordinary Income	Tax- Exempt Income	Total Distributions Paid
$5,710	$5,710	$1	$6,219	$6,220

As of March 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$523	$(469)	$54	$(3,846)	$1,184	$(2,608)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to partnership adjustments.

As of March 31, 2022, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$1,586	$2,260	$3,846

As of March 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$190,559	$4,210	$(3,026)	$1,184

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA New York Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA New York Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2022

29

USAA Mutual Funds Trust	Supplemental Information March 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

30

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13/-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13/-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

31

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

32

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

33

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

*Erin Wagner (February 1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present).
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox (September 1976)	Deputy Chief Compliance Officer	July 2021	Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

*  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

34

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021, through March 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/21	Actual Ending Account Value 3/31/22	Hypothetical Ending Account Value 3/31/22	Actual Expenses Paid During Period 10/1/21- 3/31/22*	Hypothetical Expenses Paid During Period 10/1/21- 3/31/22*	Annualized Expense Ratio During Period 10/1/21- 3/31/22
Fund Shares	$1,000.00	$946.10	$1,021.69	$3.15	$3.28	0.65%
Institutional Shares	1,000.00	945.40	1,021.89	2.96	3.07	0.61%
Class A	1,000.00	945.50	1,020.74	4.07	4.23	0.84%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

35

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2022 (amounts in thousands):

Tax Exempt Distributions
$5,710

36

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA New York Bond Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder

37

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was above the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe for the one- and three-year periods ended September 30, 2021, and was above the average of its performance universe for the five- and ten-year periods ended September 30, 2021, and was below its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2021.

1  The Adviser previously agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

38

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

39

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

40

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

40864-0522

March 31, 2022

Annual Report

USAA Virginia Bond Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Supplemental Information (Unaudited)	32
Trustee and Officer Information	32
Proxy Voting and Portfolio Holdings Information	37
Expense Examples	37
Additional Federal Income Tax Information	38
Advisory Contract Renewal	39
Liquidity Risk Management Program	42
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Just as the calendar year ended, investors were quickly reminded that financial markets go up and down. A host of worries have recently conspired to disturb the markets. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle. And, of course, we're all watching a terrible war unfold in Eastern Europe. All these issues have ratcheted up uncertainties and market volatility in both stock and bond markets.

Given these concerns, it's no surprise that sentiment has turned negative and investors have become more focused on risk management and downside protection. We believe it's important to look back at financial markets through a wider lens. Despite the recent turmoil and the headwinds of the past year — including new COVID-19 variants, disruptions among global supply chains, and rising interest rates — the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again delivered positive annual total returns during the annual reporting period.

Still, underlying this positive performance were interesting differences among investment styles and market capitalizations. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the first half of our annual reporting period, while the reverse was true during the back half of the year (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for future higher interest rates and corresponding higher borrowing costs?

There were other notable subplots, too. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as we all sought to grasp the potential of their emerging blockchain technologies. Also intriguing was how the biotech sector struggled mightily for much of the past year despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, and other commodities (including gold) helped fuel returns in some investors' diversified portfolios. These were just a few of the themes of the past year.

Despite the recent pullback, the S&P 500 Index still registered an impressive annual total return of nearly 16% for the 12-month period ended March 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 58 basis points (a basis point is 1/100th of a percentage point), thanks to the Fed's stated intentions to shift to a less accommodative monetary policy. This was evidenced in March 2022 when the Fed raised the target federal funds rate by 25 basis points, the first rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 2.32%.

Although we were encouraged by another resilient year for financial markets, we fully acknowledge that unusual events of recent times — as well as the heightened volatility of early 2022 — may make investors uneasy. However, our experience managing portfolios through various economic cycles (including more than one unusual market crisis) has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset

2

classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. We are already facing a new and less accommodative Fed, which has unequivocally stated its intent to harness the recent elevated inflation readings. As a result, we believe interest rates appear ready to increase further. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors are now navigating. There will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we look forward to helping you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Virginia Bond Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

Tax-exempt bonds, as measured by the Bloomberg Municipal Bond Index, generated negative returns during the 12-month reporting period ended March 31, 2022, due largely to rising municipal bond yields in the last quarter of the fiscal year. (Bond prices and yields move in opposite directions.)

The reporting period began with the municipal market fighting the headwinds of potentially higher U.S. Treasury rates and inflation, but with several notable tailwinds including heavy fund flows into tax-exempt mutual funds, investor expectations of increasing tax rates, and stimulus money flowing to municipal borrowers. During the first three quarters of the fiscal year, the Bloomberg Municipal Bond Index returned 1.87%.

The municipal market turned meaningfully negative in the first quarter of 2022. The Bloomberg Municipal Bond Index returned -6.23% for the quarter. The negative returns were driven by a material increase in Treasury and AAA Municipal Bond yields. These rates rose significantly in response to the U.S. Federal Reserve's initiation of monetary tightening. Negative returns were also driven by significant outflows of assets from municipal bond mutual funds.

At the end of the reporting period, the yield on the Bloomberg Municipal Bond Index was 2.60%, which was notably higher than at the start of the fiscal year (1.18% on March 31, 2021). While the increase in rates detracted from performance during this fiscal year, we believe the higher rates should drive higher returns over the long term.

•  How did the USAA Virginia Bond Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the reporting period ended March 31, 2022, the Fund Shares, Institutional Shares, and Class A had a total return (at net asset value) of -3.64%, -3.61%, and -3.78% respectively, versus an average return of -4.23% for the funds in the Lipper Virginia Municipal Debt Funds category. This compares to returns of -4.07% for the Lipper Virginia Municipal Debt Funds Index and -4.47% for the Bloomberg Municipal Bond Index.

•  What are the conditions in the Commonwealth of Virginia?

The Commonwealth of Virginia appears to continue to steadily recover from the economic and fiscal impact felt at the peak of the COVID-19 pandemic. Unemployment in Virginia is still above the pre-pandemic low of 2.5% in February 2020. However, preliminary February unemployment numbers from the Bureau of Labor Statistics are at 3.2% versus 3.8% for the United States, down from the high of 11.6% in April 2020, and a slight improvement from 3.3% in January 2022.

In the fourth quarter of 2021, gross domestic product ("GDP") grew 6% (annualized) vs. the U.S. growth of 6.9%, ranking Virginia 25th by state. GDP growth also points to a strong

4

USAA Mutual Funds Trust

USAA Virginia Bond Fund (continued)

Manager's Commentary (continued)

recovery in Virginia, though below that of the United States. The largest contributions to GDP growth came from the information sector, followed by the professional, scientific, and technical services sector, a sector that is rapidly growing in Virginia. Virginia's above-average government and military presence have helped stabilize its GDP.

Virginia's fiscal 2022 year year-to-date results affirm Virginia's solid financial position. Virginia's year-to-date general fund revenue collections were $16.5 billion for the period July 2021-February 2022, a 13.6% increase over prior year revenue collections for the same period. Virginia had $12.4 billion in cash and investments available as of February 2022 (49% of the 2022 general fund budget).

We continue to view the underlying credit quality of Virginia as exceptionally strong. Presently Virginia remains rated AAA by Fitch, Moody's, and Standard & Poor's.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which we believe is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Virginia Bond Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended March 31, 2022

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	10/10/90	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Municipal Bond Index[1]	Lipper Virginia Municipal Debt Funds Index[2]
One Year	–3.64%	–3.61%	–3.78%	–5.97%	–4.47%	–4.07%
Five Year	2.19%	NA	1.97%	1.50%	2.52%	1.60%
Ten Year	2.77%	NA	2.53%	2.30%	2.88%	2.24%
Since Inception	NA	–0.39%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Virginia Bond Fund — Growth of $10,000

1The Bloomberg Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

2The unmanaged Lipper Virginia Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Virginia Municipal Debt Funds category. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Virginia Bond Fund	March 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

Top 10 Industries

March 31, 2022

(% of Net Assets)

General	20.7%
Medical	18.8%
Nursing Homes	12.5%
Higher Education	10.8%
Transportation	7.6%
Water	7.4%
Development	3.7%
Facilities	3.6%
Utilities	2.8%
Education	2.7%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (98.9%)
Virginia (90.1%):
Albemarle County Economic Development Authority Revenue, 4.00%, 6/1/49, Continuously Callable @103	$2,800	$2,964
Alexandria IDA Revenue, Series C, 4.00%, 1/1/46, Continuously Callable @100	2,400	2,554
Amherst IDA Revenue 5.00%, 9/1/26, Continuously Callable @100	1,345	1,338
4.75%, 9/1/30, Continuously Callable @100	2,000	1,910
Arlington County IDA Revenue 5.00%, 2/15/43, Continuously Callable @100	1,775	1,984
4.00%, 7/1/45, Continuously Callable @100	1,585	1,645
Campbell County IDA Revenue, 4.00%, 6/1/44, Continuously Callable @100	4,600	4,823
Capital Region Airport Commission Revenue Series A, 4.00%, 7/1/36, Continuously Callable @100	700	724
Series A, 4.00%, 7/1/38, Continuously Callable @100	750	774
Charles City County Economic Development Authority Revenue, Series A, 2.88%, 2/1/29, Continuously Callable @101	10,000	10,065
Chesapeake Bay Bridge & Tunnel District Revenue 5.50%, 7/1/25	5,000	5,374
5.00%, 7/1/51, Continuously Callable @100	9,240	9,810
Chesapeake Bay Bridge & Tunnel District Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/41, Continuously Callable @100	5,000	5,485
Chesapeake Hospital Authority Revenue 4.00%, 7/1/39, Continuously Callable @100	1,000	1,039
4.00%, 7/1/43, Continuously Callable @100	4,000	4,097
City of Chesapeake Expressway Toll Road Revenue, Zero Coupon 7/15/32, Continuously Callable @100 (a)	6,520	6,596
7/15/40, Continuously Callable @100 (h)	3,000	3,079
City of Lynchburg, GO, 4.00%, 6/1/44, Continuously Callable @100	5,000	5,112
City of Norfolk, GO Series A, 4.00%, 9/1/37, Continuously Callable @100	2,040	2,233
Series A, 4.00%, 9/1/39, Continuously Callable @100	1,535	1,674
City of Portsmouth, GO 5.00%, 2/1/33, Pre-refunded 2/1/23 @100	880	905
5.00%, 2/1/33, Pre-refunded 2/1/23 @100	120	124
City of Richmond Public Utility Revenue 4.00%, 1/15/40, Continuously Callable @100	6,000	6,247
Series A, 5.00%, 1/15/38, Pre-refunded 1/15/23 @100	6,000	6,164
Series A, 4.00%, 1/15/50, Continuously Callable @100	1,730	1,846
City of Richmond, GO Series D, 5.00%, 3/1/32	800	992
Series D, 5.00%, 3/1/33	1,000	1,255
County of Fairfax VA Sewer Revenue Series A, 5.00%, 7/15/46, Continuously Callable @100	10,000	11,895
Series A, 4.00%, 7/15/51, Continuously Callable @100	10,000	10,818
Fairfax County Economic Development Authority Revenue 5.00%, 4/1/47, Continuously Callable @100	4,000	4,425
Series A, 5.00%, 10/1/29, Pre-refunded 10/1/24 @100	2,000	2,149
Series A, 5.00%, 10/1/30, Pre-refunded 10/1/24 @100	2,000	2,149
Series A, 5.00%, 10/1/31, Pre-refunded 10/1/24 @100	2,000	2,149

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 5.00%, 10/1/32, Pre-refunded 10/1/24 @100	$1,500	$1,612
Series A, 5.00%, 12/1/32, Pre-refunded 12/1/23 @100	1,500	1,577
Series A, 5.00%, 10/1/33, Pre-refunded 10/1/24 @100	2,200	2,364
Series A, 5.00%, 10/1/34, Pre-refunded 10/1/24 @100	2,000	2,149
Series A, 5.00%, 10/1/42, Continuously Callable @102	2,250	2,401
Series A, 4.00%, 10/1/42, Continuously Callable @102	2,750	2,831
Series A, 5.00%, 12/1/42, Pre-refunded 12/1/23 @100	2,800	2,944
Series B, 5.00%, 10/1/35, Pre-refunded 10/1/27 @100	2,620	3,026
Series B, 5.00%, 10/1/36, Pre-refunded 10/1/27 @100	2,000	2,310
Fairfax County Economic Development Authority Revenue (LOC — SunTrust Bank), 0.54%, 6/1/37, Continuously Callable @100 (b)	800	800
Fairfax County IDA Revenue 5.00%, 5/15/37, Continuously Callable @100	14,000	14,046
4.00%, 5/15/42, Continuously Callable @100	1,000	1,002
Series A, 4.00%, 5/15/44, Continuously Callable @100	6,900	7,117
Series S, 4.00%, 5/15/48, Continuously Callable @100	1,500	1,574
Farmville Industrial Development Authority Revenue, 5.38%, 7/1/53, (Put Date 7/1/43), Continuously Callable @103 (c)	6,000	6,477
Front Royal & Warren County IDA Revenue, 4.00%, 1/1/50, Continuously Callable @103	7,000	7,203
Greater Richmond Convention Center Authority Revenue, 5.00%, 6/15/32, Pre-refunded 6/15/25 @100	1,500	1,641
Hampton Roads Sanitation District Revenue, Series A, 5.00%, 8/1/43, Pre-refunded 8/1/26 @100	4,700	5,287
Hampton Roads Transportation Accountability Commis, 4.00%, 7/1/55, Continuously Callable @100	5,000	5,328
Hampton Roads Transportation Accountability Commission Revenue, Series A, 5.00%, 7/1/52, Continuously Callable @100	15,000	16,711
Hanover County Economic Development Authority Revenue Series A, 4.50%, 7/1/30, Continuously Callable @100	2,795	2,800
Series A, 4.50%, 7/1/32, Continuously Callable @100	1,100	1,102
Series A, 5.00%, 7/1/42, Continuously Callable @100	2,000	2,003
Henrico County Economic Development Authority Revenue 5.00%, 6/1/24, Continuously Callable @100	1,200	1,204
4.25%, 6/1/26, Continuously Callable @100	140	140
5.00%, 11/1/30, Pre-refunded 11/1/22 @100	2,105	2,150
5.00%, 10/1/37, Continuously Callable @103	2,500	2,695
4.00%, 10/1/40, Continuously Callable @103	500	525
4.00%, 10/1/45, Continuously Callable @103	725	756
4.00%, 10/1/50, Continuously Callable @103	1,500	1,563
James City County Economic Development Authority Revenue 4.00%, 6/1/47, Continuously Callable @103	1,000	894
Series A, 4.00%, 12/1/50, Continuously Callable @103	9,905	9,980
Lewistown Commerce Center Community Development Authority Tax Allocation 3.63%, 3/1/44, Continuously Callable @103 (d)	1,431	1,117
6.05%, 3/1/44, Continuously Callable @103	665	614
Series C, 0.50%, 3/1/54, Continuously Callable @100 (d)	2,340	351
Lexington IDA Revenue 4.00%, 1/1/31, Continuously Callable @102	750	764
4.00%, 1/1/37, Continuously Callable @102	1,000	1,006

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 1/1/48, Continuously Callable @100	$1,000	$1,107
Series A, 5.00%, 1/1/42, Continuously Callable @103	1,000	1,051
Series A, 5.00%, 1/1/48, Continuously Callable @103	1,250	1,313
Loudoun County Economic Development Authority Revenue 5.00%, 12/1/31, Continuously Callable @100	1,135	1,218
5.00%, 12/1/32, Continuously Callable @100	800	859
5.00%, 12/1/33, Continuously Callable @100	775	831
5.00%, 12/1/34, Continuously Callable @100	805	863
Series F, 0.48%, 2/15/38, Callable 5/2/22 @100 (b)	2,510	2,510
Lynchburg Economic Development Authority Revenue, 4.00%, 1/1/40, Continuously Callable @100	1,100	1,151
Lynchburg Economic Development Authority Revenue 4.00%, 1/1/39, Continuously Callable @100	1,320	1,386
5.00%, 9/1/43, Continuously Callable @100	3,000	3,082
4.00%, 1/1/55, Continuously Callable @100	4,750	4,812
Series A, 5.00%, 1/1/47, Continuously Callable @100	2,250	2,403
Lynchburg Economic Development Authority Revenue (LIQ — JPMorgan Chase & Co.), Series 2018-XL0075, 0.65%, 1/1/25 (b) (e)	5,400	5,400
Lynchburg Economic Development Authority Revenue (LOC — Branch Banking & Trust Co.), Series C, 0.60%, 1/1/47, Continuously Callable @100 (b)	1,465	1,465
Manassas Park Economic Development Authority Revenue, 4.00%, 12/15/52, Continuously Callable @100	4,500	4,727
Marquis Community Development Authority of York County Virginia Tax Allocation, Series B, 2.25%, 9/1/41 (d) (f)	3,532	1,699
Marquis Community Development Authority Revenue, 3.00%, 9/1/45 (d) (e) (f)	1,093	526
Marquis Community Development Authority Tax Allocation, Series C, 9/1/41 (d) (f) (g)	5,389	248
Montgomery County Economic Development Authority Revenue Series A, 4.00%, 6/1/36, Continuously Callable @100	1,125	1,222
Series A, 4.00%, 6/1/39, Continuously Callable @100	1,750	1,884
Norfolk Airport Authority Revenue, 5.00%, 7/1/43, Continuously Callable @100	2,800	3,122
Norfolk Economic Development Authority Revenue 5.00%, 11/1/30, Pre-refunded 11/1/22 @100	1,000	1,021
Series A, 0.48%, 11/1/34, Continuously Callable @100 (b)	1,100	1,100
Series B, 5.00%, 11/1/43, Continuously Callable @100	3,500	3,558
Series B, 5.00%, 11/1/48, (Put Date 11/1/28) (c)	1,600	1,874
Series B, 4.00%, 11/1/48, Continuously Callable @100	1,100	1,156
Prince Edward County IDA Revenue 4.00%, 9/1/43, Continuously Callable @100	2,250	2,360
5.00%, 9/1/48, Continuously Callable @100	2,055	2,293
Prince William County IDA Revenue 5.00%, 1/1/37, Continuously Callable @102	1,000	1,026
5.00%, 1/1/46, Continuously Callable @102	4,000	4,035
5.00%, 11/1/46, Pre-refunded 11/1/22 @100	10,000	10,216
Radford IDA Revenue (NBGA — Fannie Mae), 3.50%, 9/15/29, Continuously Callable @100	4,000	4,010
Rappahannock Regional Jail Authority Revenue 5.00%, 10/1/34, Pre-refunded 10/1/25 @100	2,340	2,580
5.00%, 10/1/35, Pre-refunded 10/1/25 @100	1,165	1,284

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Roanoke Economic Development Authority Revenue 5.00%, 7/1/47	$6,250	$8,088
4.00%, 7/1/51, Continuously Callable @100	5,000	5,334
Series A, 5.00%, 9/1/36, Continuously Callable @100	1,640	1,822
Series A, 5.00%, 9/1/43, Continuously Callable @100	4,060	4,460
Rockingham County Economic Development Authority Revenue 4.00%, 12/1/33, Continuously Callable @100	1,000	1,067
5.00%, 12/1/39, Continuously Callable @100	4,180	4,741
Salem Economic Development Authority Revenue 4.00%, 4/1/38, Continuously Callable @100	250	261
4.00%, 4/1/39, Continuously Callable @100	225	234
4.00%, 4/1/40, Continuously Callable @100	250	260
4.00%, 4/1/45, Continuously Callable @100	750	770
5.00%, 4/1/49, Continuously Callable @100	910	1,012
Stafford County Economic Development Authority Revenue 5.00%, 6/15/36, Continuously Callable @100	5,900	6,395
4.00%, 6/15/37, Continuously Callable @100	6,495	6,669
Tobacco Settlement Financing Corp. Revenue, Series B-1, 5.00%, 6/1/47, Continuously Callable @100	10,000	10,072
University of Virginia Revenue Series A, 5.00%, 6/1/37, Pre-refunded 6/1/23 @100	4,405	4,569
Series A, 5.00%, 4/1/42, Continuously Callable @100	4,000	4,500
Series A, 5.00%, 4/1/47, Continuously Callable @100	5,000	5,604
Series A-1, 4.00%, 4/1/45, Continuously Callable @100	5,000	5,212
Series B, 5.00%, 4/1/46, Continuously Callable @100	5,000	5,622
Upper Occoquan Sewage Authority Revenue, 4.00%, 7/1/39, Pre-refunded 7/1/25 @100	5,000	5,321
Virginia Beach Development Authority Revenue 5.00%, 9/1/40, Continuously Callable @103	3,250	3,478
5.00%, 9/1/44, Continuously Callable @103	4,865	5,181
4.00%, 9/1/48, Continuously Callable @103	3,755	3,775
Series A, 5.00%, 5/1/29, Continuously Callable @100	1,795	1,904
Virginia College Building Authority Revenue 5.00%, 6/1/22	125	126
5.00%, 6/1/23	125	129
5.00%, 6/1/24	225	236
5.00%, 6/1/25	250	267
5.00%, 6/1/26	250	272
5.00%, 6/1/27	275	304
5.00%, 6/1/28	295	331
5.00%, 6/1/29	300	340
5.00%, 6/1/30	325	372
5.00%, 2/1/31, Continuously Callable @100	10,000	11,490
5.00%, 6/1/31	300	347
5.00%, 2/1/32, Continuously Callable @100	4,000	4,587
4.00%, 1/15/33, Continuously Callable @100	965	1,040
4.00%, 1/15/35, Continuously Callable @100	545	581
4.00%, 1/15/36, Continuously Callable @100	650	689
4.00%, 6/1/36, Continuously Callable @100	925	971
4.00%, 1/15/43, Continuously Callable @100	1,285	1,337

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
4.00%, 6/1/46, Continuously Callable @100	$1,000	$1,014
Series A, 5.00%, 9/1/31, Pre-refunded 9/1/24 @100	2,725	2,922
Series A, 5.00%, 9/1/32, Pre-refunded 9/1/24 @100	5,615	6,020
Series A, 5.00%, 9/1/33, Pre-refunded 9/1/24 @100	6,380	6,840
Series A, 4.00%, 2/1/35, Continuously Callable @100	8,000	8,330
Series A, 3.00%, 1/15/46, Continuously Callable @100	1,000	894
Series A, 3.00%, 1/15/51, Continuously Callable @100	1,175	1,036
Virginia College Building Authority Revenue (LIQ — U.S. Bancorp), 0.50%, 8/1/34, Callable 5/4/22 @100 (b)	200	200
Virginia Commonwealth Transportation Board Regional Fuels Tax Revenue, 4.00%, 5/15/46, Continuously Callable @100	5,195	5,489
Virginia Commonwealth Transportation Board Revenue 5.00%, 3/15/32, Continuously Callable @100	3,350	3,827
5.00%, 9/15/32, Continuously Callable @100	9,190	10,489
4.00%, 5/15/42, Continuously Callable @100	10,000	10,467
Series A, 4.00%, 5/15/36, Continuously Callable @100	2,000	2,132
Virginia Commonwealth University Health System Authority Revenue, 5.00%, 7/1/46, Continuously Callable @100	5,500	6,003
Virginia Commonwealth University Revenue Series A, 4.00%, 11/1/37, Continuously Callable @100	750	800
Series A, 5.00%, 11/1/38, Continuously Callable @100	350	400
Series A, 4.00%, 5/1/48, Continuously Callable @100	2,475	2,603
Virginia Housing Development Authority Revenue Series B, 3.60%, 5/1/46, Continuously Callable @100	7,000	6,905
Series E, 2.65%, 7/1/50, Continuously Callable @100	1,640	1,332
Series I, 2.45%, 11/1/45, Continuously Callable @100	1,500	1,223
Series K, 1.95%, 12/1/32, Continuously Callable @100	1,500	1,358
Series K, 2.05%, 12/1/33, Continuously Callable @100	665	599
Virginia Public Building Authority Revenue, Series A, 4.00%, 8/1/30, Continuously Callable @100	4,000	4,348
Virginia Public School Authority Revenue, 5.00%, 8/1/24	10,000	10,700
Virginia Resources Authority Revenue 5.00%, 11/1/32, Continuously Callable @100	15	16
5.00%, 11/1/32, Pre-refunded 11/1/23 @100	1,015	1,065
4.00%, 11/1/41, Pre-refunded 11/1/22 @100	7,310	7,426
4.00%, 11/1/49, Continuously Callable @100	6,700	7,185
Series A, 4.00%, 11/1/43, Continuously Callable @100	1,445	1,581
Series A, 4.00%, 11/1/47, Continuously Callable @100	1,040	1,134
Virginia Small Business Financing Authority Revenue 4.00%, 11/1/39, Continuously Callable @100	2,550	2,742
4.00%, 12/1/49, Continuously Callable @100	6,000	6,117
4.00%, 12/1/51, Continuously Callable @103	4,000	4,045
Series A, 4.00%, 1/1/45, Continuously Callable @103	3,000	3,097
Series A, 4.00%, 1/1/51, Continuously Callable @103	13,265	13,618
Western Regional Jail Authority Revenue 5.00%, 12/1/35, Continuously Callable @100	1,540	1,729
5.00%, 12/1/35, Pre-refunded 12/1/26 @100	1,545	1,738
5.00%, 12/1/38, Continuously Callable @100	1,000	1,116
5.00%, 12/1/38, Pre-refunded 12/1/26 @100	1,000	1,125

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Winchester Economic Development Authority Revenue 5.00%, 1/1/44, Continuously Callable @100	$3,250	$3,476
Series S, 5.00%, 1/1/44, Pre-refunded 1/1/24 @100	3,250	3,424
Wise County IDA Revenue, Series A, 0.75%, 10/1/40, (Put Date 9/2/25) (c)	2,500	2,354
		600,543
District of Columbia (2.4%):
Metropolitan Washington Airports Authority Dulles Toll Road Revenue 4.00%, 10/1/53, Continuously Callable @100	1,500	1,544
Series A, 5.00%, 10/1/44, Continuously Callable @100	1,500	1,674
Metropolitan Washington Airports Authority Dulles Toll Road Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 10/1/30 (g)	5,500	4,298
Washington Metropolitan Area Transit Authority Revenue 5.00%, 7/1/43, Continuously Callable @100	5,000	5,636
Series A, 4.00%, 7/15/45, Continuously Callable @100	2,500	2,661
		15,813
Guam (6.4%):
Antonio B. Won Pat International Airport Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 5.75%, 10/1/43, Pre-refunded 10/1/23 @100	1,255	1,327
Guam Government Waterworks Authority Revenue 5.00%, 7/1/37, Continuously Callable @100	1,000	1,098
5.00%, 7/1/40, Continuously Callable @100	3,250	3,561
5.50%, 7/1/43, Pre-refunded 7/1/23 @100	4,000	4,182
Series A, 5.00%, 7/1/35, Continuously Callable @100	2,850	2,985
Series A, 5.00%, 1/1/50, Continuously Callable @100	1,000	1,129
Guam Power Authority Revenue Series A, 5.00%, 10/1/31, Continuously Callable @100	500	526
Series A, 5.00%, 10/1/34, Continuously Callable @100	1,000	1,011
Series A, 5.00%, 10/1/40, Continuously Callable @100	4,000	4,370
Guam Power Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 10/1/39, Continuously Callable @100	750	798
Series A, 5.00%, 10/1/44, Continuously Callable @100	1,000	1,058
Port Authority of Guam Revenue, Series A, 5.00%, 7/1/48, Continuously Callable @100	1,500	1,609
Territory of Guam Revenue Series A, 5.00%, 11/1/27	200	222
Series A, 5.00%, 11/1/28	250	281
Series A, 5.00%, 11/1/29	250	284
Series A, 5.00%, 11/1/30	250	287
Series A, 5.00%, 11/1/35, Continuously Callable @100	1,000	1,137
Series A, 5.00%, 11/1/40, Continuously Callable @100	1,000	1,115
Series A, 5.00%, 12/1/46, Continuously Callable @100	1,250	1,360
Series D, 5.00%, 11/15/39, Continuously Callable @100	2,000	2,161
Series F, 5.00%, 1/1/31	500	556
Series F, 4.00%, 1/1/42, Continuously Callable @100	1,000	1,001

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Territory of Guam Revenue (LOC — Barclays Bank PLC), Series 2017-XF2510, 0.63%, 12/1/46, Callable 12/1/26 @100 (b) (e)	$10,870	$10,870
		42,928
Total Municipal Bonds (Cost $666,826)		659,284
Total Investments (Cost $666,826) — 98.9%		659,284
Other assets in excess of liabilities — 1.1%		7,030
NET ASSETS — 100.00%		$666,314

(a)  Stepped-coupon security converts to coupon form on 7/15/23 with a rate of 4.75%

(b)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(c)  Put Bond.

(d)  Currently the issuer is in default with respect to interest and/or principal payments.

(e)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of March 31, 2022, the fair value of these securities was $16,796 thousands and amounted to 2.5% of net assets.

(f)  This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(g)  Zero-coupon bond.

(h)  Stepped-coupon security converts to coupon form on 7/15/23 with a rate of 4.88%.

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

IDA — Industrial Development Authority

LOC — Letter of Credit

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2022

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

15

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

USAA Virginia Bond Fund
Assets:
Investments, at value (Cost $666,826)	$659,284
Cash	453
Receivables:
Interest	7,620
Capital shares issued	15
Investments sold	299
From Adviser	3
Prepaid expenses	5
Total Assets	667,679
Liabilities:
Payables:
Distributions	201
Capital shares redeemed	795
Accrued expenses and other payables:
Investment advisory fees	187
Administration fees	86
Custodian fees	8
Transfer agent fees	19
Compliance fees	— (a)
Trustees' fees	1
12b-1 fees	2
Other accrued expenses	66
Total Liabilities	1,365
Net Assets:
Capital	683,463
Total accumulated earnings/(loss)	(17,149)
Net Assets	$666,314
Net Assets
Fund Shares	$639,231
Institutional Shares	10,469
Class A	16,614
Total	$666,314
Shares (unlimited number of shares authorized with no par value):
Fund Shares	58,414
Institutional Shares	957
Class A	1,519
Total	60,890
Net asset value, offering and redemption price per share: (b)
Fund Shares	$10.94
Institutional Shares	10.94
Class A	10.94
Maximum Sales Charge — Class A	2.25%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$11.19

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

16

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2022

(Amounts in Thousands)

USAA Virginia Bond Fund
Investment Income:
Interest	$20,346
Total Income	20,346
Expenses:
Investment advisory fees	2,332
Administration fees — Fund Shares	1,058
Administration fees — Institutional Shares	13
Administration fees — Class A	28
Sub-Administration fees	23
12b-1 fees — Class A	47
Custodian fees	32
Transfer agent fees — Fund Shares	178
Transfer agent fees — Institutional Shares	13
Transfer agent fees — Class A	19
Trustees' fees	49
Compliance fees	5
Legal and audit fees	50
State registration and filing fees	1
Other expenses	100
Total Expenses	3,948
Expenses waived/reimbursed by Adviser	(17)
Net Expenses	3,931
Net Investment Income (Loss)	16,415
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(241)
Net change in unrealized appreciation/depreciation on investment securities	(41,154)
Net realized/unrealized gains (losses) on investments	(41,395)
Change in net assets resulting from operations	$(24,980)

See notes to financial statements.

17

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Virginia Bond Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$16,415	$16,875
Net realized gains (losses)	(241)	137
Net change in unrealized appreciation/depreciation	(41,154)	21,658
Change in net assets resulting from operations	(24,980)	38,670
Distributions to Shareholders:
Fund Shares	(15,740)	(16,365)
Institutional Shares	(288)	(132	)(a)
Class A	(375)	(388)
Change in net assets resulting from distributions to shareholders	(16,403)	(16,885)
Change in net assets resulting from capital transactions	(36,515)	17,248
Change in net assets	(77,898)	39,033
Net Assets:
Beginning of period	744,212	705,179
End of period	$666,314	$744,212

(a)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

(continues on next page)

See notes to financial statements.

18

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Virginia Bond Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$43,169	$90,498
Distributions reinvested	13,583	13,707
Cost of shares redeemed	(90,975)	(97,801)
Total Fund Shares	$(34,223)	$6,404
Institutional Shares
Proceeds from shares issued	$2,693	$12,682	(a)
Distributions reinvested	102	53	(a)
Cost of shares redeemed	(3,719)	(697	)(a)
Total Institutional Shares	$(924)	$12,038
Class A
Proceeds from shares issued	$2,422	$22,363
Distributions reinvested	356	375
Cost of shares redeemed	(4,146)	(23,932)
Total Class A	$(1,368)	$(1,194)
Change in net assets resulting from capital transactions	$(36,515)	$17,248
Share Transactions:
Fund Shares
Issued	3,716	7,843
Reinvested	1,175	1,189
Redeemed	(7,905)	(8,490)
Total Fund Shares	(3,014)	542
Institutional Shares
Issued	231	1,098	(a)
Reinvested	9	5	(a)
Redeemed	(326)	(60	)(a)
Total Institutional Shares	(86)	1,043
Class A
Issued	209	1,949
Reinvested	31	33
Redeemed	(361)	(2,090)
Total Class A	(121)	(108)
Change in Shares	(3,221)	1,477

(a)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

See notes to financial statements.

19

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Virginia Bond Fund
Fund Shares
Year Ended March 31:
2022	$11.61	0.26	(d)	(0.67)	(0.41)	(0.26)	(0.26)
2021	$11.26	0.27	(d)	0.35	0.62	(0.27)	(0.27)
2020	$11.30	0.31	(d)	(0.04)	0.27	(0.31)	(0.31)
2019	$11.16	0.34		0.14	0.48	(0.34)	(0.34)
2018	$11.21	0.34		(0.05)	0.29	(0.34)	(0.34)
Institutional Shares
Year Ended March 31, 2022	$11.61	0.26	(d)	(0.67)	(0.41)	(0.26)	(0.26)
June 29, 2020 (e) through March 31, 2021	$11.46	0.20	(d)	0.15	0.35	(0.20)	(0.20)
Class A
Year Ended March 31:
2022	$11.60	0.23	(d)	(0.66)	(0.43)	(0.23)	(0.23)
2021	$11.25	0.24	(d)	0.35	0.59	(0.24)	(0.24)
2020	$11.29	0.28	(d)	(0.04)	0.24	(0.28)	(0.28)
2019	$11.16	0.32		0.12	0.44	(0.31)	(0.31)
2018	$11.20	0.31		(0.04)	0.27	(0.31)	(0.31)
*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, for Fund Shares and Class A, and June 29, 2020, for Institutional Shares, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

†  Does not include acquired fund fees and expenses, if any.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Commencement of operations.

(f)  Amount is less than $0.005 per share.

(g)  Effective October 12, 2017, USAA Asset Management Company ("AMCO") voluntarily agreed to limit the annual expenses of the Class A shares to 0.80% of Class A average daily net assets.

See notes to financial statements.

20

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Redemption Fees added to Beneficial Interests:		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses**^†(b)		Net Investment Income (Loss)(b)	Gross Expenses†(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Virginia Bond Fund
Fund Shares
Year Ended March 31:
2022	$—		$10.94	(3.64)%	0.53%		2.23%	0.53%	$639,231	8%
2021	—		$11.61	5.53%	0.50%		2.32%	0.50%	$713,075	28%
2020	—		$11.26	2.39%	0.55%		2.70%	0.55%	$685,508	24%
2019	—		$11.30	4.36%	0.59%		3.03%	0.59%	$672,191	9%
2018	—		$11.16	2.56%	0.56%		2.98%	0.56%	$666,772	11%
Institutional Shares
Year Ended March 31, 2022	—		$10.94	(3.61)%	0.50%		2.25%	0.56%	$10,469	8%
June 29, 2020 (e) through March 31, 2021	—		$11.61	3.04%	0.49%		2.26%	0.58%	$12,105	28%
Class A
Year Ended March 31:
2022	—		$10.94	(3.78)%	0.77%		1.99%	0.82%	$16,614	8%
2021	—		$11.60	5.26%	0.76%		2.06%	0.81%	$19,032	28%
2020	—		$11.25	2.14%	0.80%		2.46%	0.82%	$19,671	24%
2019	—		$11.29	4.05%	0.80%		2.82%	0.86%	$19,439	9%
2018	—	(f)	$11.16	2.42%	0.79	%(g)	2.76%	0.81%	$19,894	11%

See notes to financial statements.

21

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Virginia Bond Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$656,811	$2,473	$659,284
Total	$—	$656,811	$2,473	$659,284

For the year ended March 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

For the year ended March 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$7,400	$35,350	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$92,287	$51,614

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the first $50 million of the Fund's average daily net assets, 0.40% of that portion of the Fund's average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of the Fund's average daily net assets over $100 million. Amounts incurred and paid to VCM for the year ended March 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Virginia Municipal Debt Funds Index. The Lipper Virginia Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper Virginia Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Virginia Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2021, to March 31, 2022, performance adjustments were $(24), less than $1, and $(6) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were less than (0.01)%, less than 0.01%, and (0.03)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, of the Institutional Shares, and of the Class A, respectively.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended March 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended March 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended March 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2022, the expense limits (excluding voluntary waivers) were 0.54%, 0.50%, and 0.80% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of March 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at March 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$1	$15	$17	$33

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

State-Specific Risk — Because the Fund invests primarily in Virginia tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in Virginia, such as changes to state laws and policies, economic issues that affect critical industries, large employers, or weakened real estate prices, and existing debt levels and state budget priorities. In addition, the economic affects regarding COVID-19 may exacerbate some or all of these risks. The Fund's performance will be affected by the fiscal and economic health of Virginia and its municipalities and their ability to issue and repay debt. The Fund is more vulnerable to unfavorable developments in Virginia than are funds that invest in municipal securities of multiple states.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended March 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London Interbank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended March 31, 2022.

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2022		Year Ended March 31, 2021
Distributions Paid From		Distributions Paid From
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$16,403	$16,403	$16,885	$16,885

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

As of March 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$2,708	$(1,485)	$1,223	$(9,795)	$(8,577)	$(17,149)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to defaulted bond adjustments.

As of March 31, 2022, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$1,175	$8,620	$9,795

As of March 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$667,861	$11,277	$(19,854)	$(8,577)

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Virginia Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Virginia Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2022

31

USAA Mutual Funds Trust	Supplemental Information March 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

32

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13/-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13/-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

33

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

34

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

35

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

*Erin Wagner (February 1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present).
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox (September 1976)	Deputy Chief Compliance Officer	July 2021	Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

*  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

36

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021, through March 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/21	Actual Ending Account Value 3/31/22	Hypothetical Ending Account Value 3/31/22	Actual Expenses Paid During Period 10/1/21- 3/31/22*	Hypothetical Expenses Paid During Period 10/1/21- 3/31/22*	Annualized Expense Ratio During Period 10/1/21- 3/31/22
Fund Shares	$1,000.00	$950.70	$1,022.29	$2.58	$2.67	0.53%
Institutional Shares	1,000.00	950.80	1,022.39	2.48	2.57	0.51%
Class A	1,000.00	950.30	1,021.04	3.79	3.93	0.78%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

37

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2022 (amounts in thousands):

Tax Exempt Distributions
$16,403

38

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Virginia Bond Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder

39

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was below the medians of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2021.

1  The Adviser previously agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

40

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

41

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

42

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

40862-0522

March 31, 2022

Annual Report

USAA Tax Exempt Money Market Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Schedule of Portfolio Investments	7
Financial Statements
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Supplemental Information (Unaudited)	25
Trustee and Officer Information	25
Proxy Voting and Portfolio Holdings Information	30
Expense Example	30
Additional Federal Income Tax Information	31
Advisory Contract Renewal	32
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Just as the calendar year ended, investors were quickly reminded that financial markets go up and down. A host of worries have recently conspired to disturb the markets. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle. And, of course, we're all watching a terrible war unfold in Eastern Europe. All these issues have ratcheted up uncertainties and market volatility in both stock and bond markets.

Given these concerns, it's no surprise that sentiment has turned negative and investors have become more focused on risk management and downside protection. We believe it's important to look back at financial markets through a wider lens. Despite the recent turmoil and the headwinds of the past year — including new COVID-19 variants, disruptions among global supply chains, and rising interest rates — the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again delivered positive annual total returns during the annual reporting period.

Still, underlying this positive performance were interesting differences among investment styles and market capitalizations. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the first half of our annual reporting period, while the reverse was true during the back half of the year (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for future higher interest rates and corresponding higher borrowing costs?

There were other notable subplots, too. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as we all sought to grasp the potential of their emerging blockchain technologies. Also intriguing was how the biotech sector struggled mightily for much of the past year despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, and other commodities (including gold) helped fuel returns in some investors' diversified portfolios. These were just a few of the themes of the past year.

Despite the recent pullback, the S&P 500 Index still registered an impressive annual total return of nearly 16% for the 12-month period ended March 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 58 basis points (a basis point is 1/100th of a percentage point), thanks to the Fed's stated intentions to shift to a less accommodative monetary policy. This was evidenced in March 2022 when the Fed raised the target federal funds rate by 25 basis points, the first rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 2.32%.

Although we were encouraged by another resilient year for financial markets, we fully acknowledge that unusual events of recent times — as well as the heightened volatility of early 2022 — may make investors uneasy. However, our experience managing portfolios through various economic cycles (including more than one unusual market crisis) has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances

2

are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. We are already facing a new and less accommodative Fed, which has unequivocally stated its intent to harness the recent elevated inflation readings. As a result, we believe interest rates appear ready to increase further. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors are now navigating. There will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we look forward to helping you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Tax Exempt Money Market Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

Up until almost the very end of the 12-month reporting period ended March 31, 2022, the target federal funds rate range remained unchanged at a range of between 0.00% and 0.25%. During March 2022, however, officials at the U.S. Federal Reserve (the "Fed") raised the target range by a quarter of a percentage point to between 0.25% and 0.50%. This marked the first increase since December 2018. The range was maintained at previously low levels in order to support the U.S. economy during the country's battle with COVID-19. Fed officials have now raised that range in efforts to control inflation, particularly as the pandemic has subsided. Additional increases are projected for the next three Fed meetings later this year.

Interest rates on tax-exempt money market securities started the reporting period at very low levels and remained there for much of the year. In response to Fed officials' actions in March 2022, rates began to rise. At the beginning of the reporting period, the SIFMA Municipal Swap Index, the index of seven-day variable rate demand notes ("VRDNs"), was just 0.07%. By the close of the reporting period, the index had risen to 0.51%.

•  How did the USAA Tax Exempt Money Market Fund (the "Fund") perform during the reporting period?

For the reporting period ended March 31, 2022, the Fund had a return of 0.01%, compared to an average return of 0.02% for the funds in the Lipper Tax-Exempt Money Market Funds category.

•  What strategies did you employ during the reporting period?

We continued to focus on our two primary goals: preservation of capital and liquidity. The Fund invests the majority of its assets in VRDNs, which generally have interest rates that adjust daily/weekly to the market. The VRDNs owned by the Fund continued to provide both flexibility and liquidity because they can be sold at par value (100% of face value) upon seven days or less notice. They also offer the Fund a degree of safety as many of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest.

As always, we continued to work with our in-house team of analysts to help us identify attractive opportunities for the portfolio. They also continue to analyze and monitor every holding in the Fund.

Thank you for allowing us to assist you with your investment needs.

4

USAA Mutual Funds Trust

USAA Tax Exempt Money Market Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended March 31, 2022

INCEPTION DATE	2/6/84
Net Asset Value
One Year	0.01%
Five Year	0.54%
Ten Year	0.30%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Money Market Fund — Growth of $10,000

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

5

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	March 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides investors with interest income that is exempt from federal income tax and has a further objective of preserving capital and maintaining liquidity.

Top 10 Industries

March 31, 2022

(% of Net Assets)

Development	32.8%
School District	11.9%
Pollution	10.6%
Medical	9.6%
Higher Education	9.1%
Nursing Homes	4.3%
Facilities	4.0%
Power	3.9%
General	3.0%
Multifamily Housing	2.0%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

6

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (92.4%)
Alabama (6.1%):
Columbia Industrial Development Board Revenue, 0.60%, 12/1/37, Continuously Callable @100 (a)	$10,000	$10,000
Mobile County IDA Revenue (LOC — Swedbank AB), Series B, 0.56%, 7/1/40, Continuously Callable @100 (a)	15,000	15,000
West Jefferson Industrial Development Board Revenue, 0.63%, 6/1/28, Continuously Callable @100 (a)	5,190	5,190
		30,190
California (1.2%):
City of Los Angeles Certificate of Participation (LOC — U.S. Bancorp), Series A, 0.59%, 8/1/35, Continuously Callable @100 (a)	5,885	5,885
Florida (2.4%):
County of Escambia Revenue, 0.44%, 7/1/22 (a)	11,000	11,000
County of Martin Revenue, 0.40%, 7/15/22, Continuously Callable @100 (a)	1,100	1,100
		12,100
Georgia (1.7%):
Appling County Development Authority Revenue 0.56%, 9/1/29, Continuously Callable @100 (a)	800	800
0.56%, 9/1/41, Continuously Callable @100 (a)	5,100	5,100
Heard County Development Authority Revenue, 0.50%, 9/1/29, Continuously Callable @100 (a)	200	200
The Burke County Development Authority Revenue, Series 1, 0.53%, 7/1/49, Continuously Callable @100 (a)	2,475	2,475
		8,575
Illinois (3.8%):
Illinois Educational Facilities Authority Revenue (LOC — Huntington National Bank), Series A, 0.57%, 10/1/32, Continuously Callable @100 (a)	14,165	14,165
Illinois Finance Authority Revenue (LOC — Huntington National Bank), 0.61%, 10/1/33, Continuously Callable @100 (a)	745	745
Metropolitan Pier & Exposition Authority Revenue (LIQ — Barclays Bank PLC), Series 2015-XF1045, 0.55%, 6/15/52, Callable 6/15/22 @ 100 (a) (b)	4,355	4,355
		19,265
Indiana (2.3%):
City of Berne Revenue (LOC — Federal Home Loan Bank of Indianapolis), 0.62%, 10/1/33, Continuously Callable @100 (a)	4,240	4,240
City of Evansville Revenue (LOC — Fifth Third Bank), 0.57%, 1/1/25, Callable 4/15/22 @ 100 (a)	1,460	1,460
Indiana Finance Authority Revenue (LOC — Federal Home Loan Bank of Indianapolis), 0.64%, 7/1/29, Continuously Callable @100 (a)	6,210	6,210
		11,910
Iowa (4.1%):
County of Louisa Revenue, 0.59%, 10/1/24, Continuously Callable @100 (a)	200	200
Iowa Finance Authority Revenue 0.56%, 6/1/39, Continuously Callable @100 (a)	13,600	13,600
Series B, 0.56%, 9/1/36, Continuously Callable @100 (a)	6,763	6,763
		20,563

See notes to financial statements.

7

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Kansas (4.7%):
City of Burlington Revenue 0.76%, 9/1/35, Continuously Callable @100 (a)	$8,250	$8,250
Series B, 0.76%, 9/1/35, Continuously Callable @100 (a)	4,200	4,200
City of St. Marys Revenue, 0.65%, 4/15/32, Continuously Callable @100 (a)	11,500	11,500
		23,950
Kentucky (2.4%):
City of Georgetown Revenue (LOC — Fifth Third Bank), 0.57%, 11/15/29, Callable 4/15/22 @ 100 (a)	10,735	10,735
Lexington-Fayette Urban County Government Revenue (LOC — Federal Home Loan Bank of Cincinnati), 0.70%, 12/1/27, Callable 4/14/22 @ 100 (a)	1,495	1,495
		12,230
Louisiana (6.1%):
City of New Orleans Revenue (LOC — Capital One, N.A.), 0.69%, 8/1/24, Continuously Callable @100 (a)	2,475	2,475
Parish of St. James Revenue Series A-1, 0.65%, 11/1/40, Continuously Callable @100 (a)	985	985
Series B-1, 0.68%, 11/1/40, Continuously Callable @100 (a)	22,650	22,650
St. Tammany Corp. Revenue (LOC — Federal Home Loan Bank of Dallas), 0.55%, 3/1/33, Continuously Callable @100 (a)	4,740	4,740
		30,850
Maryland (1.6%):
Town of Williamsport Revenue (LOC — Manufacturers & Traders Trust Co.), 0.58%, 11/1/37 (a)	7,810	7,810
Michigan (0.4%):
Michigan Strategic Fund Revenue (LOC — Fifth Third Bank), 0.59%, 3/1/37, Continuously Callable @100 (a)	1,800	1,800
Mississippi (0.7%):
Mississippi Business Finance Corp. Revenue (LOC — Federal Home Loan Bank of Dallas), 0.55%, 3/1/33, Continuously Callable @100 (a)	3,345	3,345
Missouri (4.0%):
Jackson County IDA Revenue (LOC — Commerce Bank, N.A.), 0.52%, 7/1/25, Continuously Callable @100 (a)	20,000	20,000
Nebraska (0.6%):
County of Washington Revenue, Series B, 0.56%, 12/1/40, Continuously Callable @100 (a)	3,000	3,000
New Hampshire (4.0%):
New Hampshire Business Finance Authority Revenue (LOC — Landesbank Hessen-Thuringen), 0.56%, 9/1/30, Continuously Callable @100 (a)	19,990	19,990
New Mexico (1.0%):
New Mexico Hospital Equipment Loan Council Revenue (LOC — Fifth Third Bank), 0.62%, 7/1/25, Continuously Callable @100 (a)	5,000	5,000
New York (19.3%):
Allegany-Limestone Central School District, GO, 1.00%, 6/23/22	5,000	5,009
Binghamton City School District, GO 1.00%, 6/24/22	5,000	5,009
1.00%, 1/20/23	4,000	4,017

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Build NYC Resource Corp. Revenue (LOC — Toronto-Dominion Bank), 0.68%, 12/1/45, Continuously Callable @100 (a)	$5,185	$5,185
Canandaigua City School District, GO, 1.00%, 6/23/22	6,000	6,011
County of Chautauqua Industrial Development Agency Revenue (LOC — Citizens Financial Group), Series A, 0.55%, 8/1/27, Continuously Callable @100 (a)	1,365	1,365
County of St. Lawrence, GO, 1.00%, 7/7/22	6,000	6,012
Coxsackie-Athens Central School District, GO, 1.00%, 6/17/22	6,000	6,009
DeRuyter Central School District, GO, Series A, 1.00%, 6/30/22	2,000	2,004
Fillmore Central School District, GO, 1.00%, 6/23/22	5,000	5,009
Greenport Union Free School District, GO, 2.00%, 6/28/22	5,000	5,021
Guilderland Industrial Development Agency Revenue (LOC — Key Bank, N.A.), Series A, 0.60%, 7/1/32, Continuously Callable @100 (a)	2,705	2,705
Lansing Central School District, GO, 1.00%, 6/28/22	4,817	4,827
Lewiston-Porter Central School District, GO, Series A, 1.00%, 7/13/22	4,850	4,861
Liverpool Central School District, GO, 1.00%, 9/23/22	4,048	4,064
New York City Capital Resources Corp. Revenue(LOC — Manufacturers & Traders Trust Co.), 0.73%, 12/1/40, Continuously Callable @100 (a)	7,500	7,500
Onondaga County Industrial Development Agency Revenue (LOC — Manufacturers & Traders Trust Co.), 0.58%, 12/1/31, Continuously Callable @100 (a)	4,790	4,790
Ramapo Housing Authority Revenue (LOC — Manufacturers & Traders Trust Co.), 0.58%, 12/1/29, Continuously Callable @100 (a)	8,285	8,285
St. Lawrence County Industrial Development Agency Revenue (LOC — Citizens Financial Group), 0.71%, 7/1/37 (a)	1,795	1,795
Walton Central School District, GO, 1.00%, 6/29/22	3,575	3,582
West Genesee Central School District, GO, Series B, 1.00%, 6/29/22	4,300	4,308
		97,368
Ohio (0.3%):
County of Hamilton Revenue (LOC-Fifth Third Bank), 0.57%, 12/1/24 (a)	1,550	1,550
Oklahoma (5.8%):
Edmond Economic Development Authority Revenue (LOC — Bank of Oklahoma, N.A.), Series A, 0.55%, 6/1/31, Callable 5/1/22 @ 100 (a)	4,900	4,900
Garfield County Industrial Authority Revenue, Series A, 0.64%, 1/1/25, Callable 5/4/22 @ 100 (a)	21,900	21,900
Muskogee Industrial Trust Revenue, Series A, 0.64%, 6/1/27, Continuously Callable @100 (a)	2,000	2,000
		28,800
Rhode Island (0.9%):
Rhode Island Commerce Corp. Revenue (LOC — Citizens Financial Group), 0.55%, 3/1/38, Callable 5/1/22 @ 100 (a)	3,210	3,210
Rhode Island Health and Educational Building Corp. Revenue (LOC — Citizens Financial Group), 0.39%, 6/1/35, Callable 5/1/22 @ 100 (a)	1,645	1,645
		4,855
Tennessee (6.0%):
Chattanooga Health Educational & Housing Facility Board Revenue, Series C, 0.60%, 5/1/39, Continuously Callable @100 (a)	23,700	23,700

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue (LOC — Fifth Third Bank), 0.57%, 12/1/24, Callable 4/15/22 @ 100 (a)	$6,535	$6,535
		30,235
Texas (7.9%):
Port of Arthur Navigation District Industrial Development Corp. Revenue, Series A, 0.55%, 12/1/40, Callable 5/2/22 @ 100 (a)	16,000	16,000
Port of Port Arthur Navigation District Revenue 0.78%, 11/1/40, Continuously Callable @100 (a)	4,000	4,000
Series A, 0.51%, 4/1/40, Continuously Callable @100 (a)	10,150	10,150
Series B, 0.51%, 4/1/40, Continuously Callable @100 (a)	9,525	9,525
Series C, 0.54%, 4/1/40, Continuously Callable @100 (a)	100	100
		39,775
Utah (2.0%):
Utah Housing Corp. Revenue (LIQ — Deutsche Bank A.G.), Series 2019-XF1081, 0.76%, 3/1/62, Callable 2/1/31 @ 100 (a) (b)	9,900	9,900
Virginia (1.6%):
Loudoun County Economic Development Authority Revenue, Series E, 0.48%, 2/15/38, Callable 5/2/22 @ 100 (a)	7,995	7,995
Washington (1.5%):
Washington Higher Education Facilities Authority Revenue, 0.52%, 10/1/31, Callable 5/4/22 @ 100 (a)	7,485	7,485
Total Municipal Bonds (Cost $464,426)		464,426
Municipal Commercial Paper (7.0%)
Houston Texas, 0.42%, 4/5/22	20,000	20,000
University of Texas, 0.50%, 5/17/22	15,000	15,000
Total Municipal Commercial Paper (Cost $35,000)		35,000
Total Investments (Cost $499,426) — 99.4%		499,426
Other assets in excess of liabilities — 0.6%		2,924
NET ASSETS — 100.00%		$502,350

(a)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of March 31, 2022, the fair value of these securities was $14,255 thousands and amounted to 2.8% of net assets.

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

IDA — Industrial Development Authority

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued March 31, 2022

LOC — Letter of Credit

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

See notes to financial statements.

11

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Tax Exempt Money Market Fund
Assets:
Investments, at value (Cost $499,426)	$499,426
Cash	2,554
Receivables:
Interest	631
Capital shares issued	249
From Adviser	227
Prepaid expenses	17
Total Assets	503,104
Liabilities:
Payables:
Distributions	—	(a)
Capital shares redeemed	470
Accrued expenses and other payables:
Investment advisory fees	119
Administration fees	42
Custodian fees	6
Transfer agent fees	64
Compliance fees	—	(a)
Trustees' fees	1
Other accrued expenses	52
Total Liabilities	754
Net Assets:
Capital	502,327
Total accumulated earnings	23
Net Assets	$502,350
Shares (unlimited number of shares authorized with no par value):	502,319
Net asset value, offering and redemption price per share: (b)	$1.00

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2022

(Amounts in Thousands)

USAA Tax Exempt Money Market Fund
Investment Income:
Interest	$876
Total Income	876
Expenses:
Investment advisory fees	1,465
Administration fees	523
Sub-Administration fees	5
Custodian fees	20
Transfer agent fees	785
Trustees' fees	49
Compliance fees	4
Legal and audit fees	45
State registration and filing fees	53
Other expenses	91
Total Expenses	3,040
Expenses waived/reimbursed by Adviser	(2,216)
Net Expenses	824
Net Investment Income	52
Realized Gains from Investments:
Net realized gains from investment securities	24
Net realized gains on investments	24
Change in net assets resulting from operations	$76

See notes to financial statements.

13

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Money Market Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income	$52	$767
Net realized gains	24	—
Change in net assets resulting from operations	76	767
Change in net assets resulting from distributions to shareholders	(52)	(988)
Change in net assets resulting from capital transactions	(59,689)	(783,392)
Change in net assets	(59,665)	(783,613)
Net Assets:
Beginning of period	562,015	1,345,628
End of period	$502,350	$562,015
Capital Transactions:
Proceeds from shares issued	$109,591	$268,164
Distributions reinvested	51	967
Cost of shares redeemed	(169,331)	(1,052,523)
Change in net assets resulting from capital transactions	$(59,689)	$(783,392)
Share Transactions:
Issued	109,591	268,164
Reinvested	51	967
Redeemed	(169,331)	(1,052,523)
Change in Shares	(59,689)	(783,392)

See notes to financial statements.

14

This page is intentionally left blank.

15

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities						Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains		Total from Investment Activities		Net Investment Income	Net Realized Gains From Investments
USAA Tax Exempt Money Market Fund
Year Ended March 31: 2022	$1.00	—	(a)(b)	—	(b)	—	(b)	— (b)	—
2021	$1.00	—	(a)(b)	—		—	(b)	— (b)	—	(b)
2020	$1.00	0.01	(a)	—	(b)	0.01		(0.01)	—
2019	$1.00	0.01		—	(b)	0.01		(0.01)	—
2018	$1.00	0.01		—	(b)	0.01		(0.01)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 3 of the accompanying Notes to Financial Statements.

†  Does not include acquired fund fees and expenses, if any.

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Includes impact of voluntary waiver. Without this voluntary waiver, the net expense ratio would have been 0.40% higher.

(d)  Prior to August 1, 2017, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

See notes to financial statements.

16

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Expenses^†		Net Investment Income	Gross Expenses†	Net Assets, End of Period (000's)
USAA Tax Exempt Money Market Fund
Year Ended March 31: 2022	— (b)	$1.00	0.01%		0.16	%(c)	0.01%	0.58%	$502,350
2021	— (b)	$1.00	0.10%		0.35%		0.11%	0.57%	$562,015
2020	(0.01)	$1.00	1.05%		0.56%		1.04%	0.56%	$1,345,628
2019	(0.01)	$1.00	1.05%		0.56%		1.04%	0.56%	$1,598,214
2018	(0.01)	$1.00	0.51	%(d)	0.56	%(d)	0.50%	0.56%	$1,761,649

See notes to financial statements.

17

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Money Market Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

The Fund has adopted policies and procedures permitting the Trust's Board of Trustees (the "Board") to impose a liquidity fee or to temporarily suspend redemptions from the Fund (impose a "redemption gate") if the Fund's weekly liquid assets fall below specific thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate would temporarily delay your ability to redeem your investments in the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Board's oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith, at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

For the year ended March 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

the year ended March 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$69,615	$37,700	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

The Fund's Investment Adviser fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended March 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.10%, which is based on the Fund's average daily net assets of the Fund. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Compliance fees.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. Transfer agent fees for the Fund are paid monthly based on a fee accrued daily at an annualized rate of 0.15% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended March 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limits for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limit. As of March 31, 2022, the expense limit (excluding voluntary waivers) was 0.56%.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

In addition, the Adviser agreed to further reimburse fees in excess of the Fund's expense limit of 0.56%. These voluntary reductions, to the extent necessary, are to maintain a certain minimum net yield of the Fund. Under this agreement to reimburse additional fees, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years after the fiscal year in which the waiver or reimbursement took place, to the extent any repayments would not cause the Fund's net yield to fall below the Fund's minimum yield at the time of: (a) the original waiver or expense reimbursement; or (b) the expense limit in effect at the time of the extra waiver.

As of March 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at March 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$19	$1,557	$2,216	$3,792

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

4. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Stable Net Asset Value Risk — You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Credit Risk — Credit risk is expected to be low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that an issuer will fail to make timely interest and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

5. Borrowing:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended March 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London Interbank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2022.

6. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2022		Year Ended March 31, 2021
Distributions Paid From		Distributions Paid From
Tax- Exempt Income	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Tax- Exempt Income	Total Distributions Paid
$52	$52	$75	$101	$812	$988

As of March 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Distributions Payable	Total Accumulated Earnings (Loss)
$2	$4	$21	$(4)	$23

As of March 31, 2022, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of March 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$499,426	$—	$—	$—

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Money Market Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2022

24

USAA Mutual Funds Trust	Supplemental Information March 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

25

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13/-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13/-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

26

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

27

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

28

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

*Erin Wagner (February 1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present).
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox (September 1976)	Deputy Chief Compliance Officer	July 2021	Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

*  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

29

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Fund makes available on VCM.com a complete list of portfolio holdings no sooner than 5 business days after the end of each month. Form N-MFP is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021, through March 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 10/1/21	Actual Ending Account Value 3/31/22	Hypothetical Ending Account Value 3/31/22	Actual Expenses Paid During Period 10/1/21-3/31/22*	Hypothetical Expenses Paid During Period 10/1/21-3/31/22*	Annualized Expense Ratio During Period 10/1/21-3/31/22
$1,000.00	$1,000.10	$1,024.03	$0.90	$0.91	0.18%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

30

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2022 (amounts in thousands):

Tax Exempt Distributions
$52

31

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Tax Exempt Money Market Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder

32

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were equal to the median of its expense group and above the median of its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund, which included voluntary waiver support to preserve a minimum daily yield. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended September 30, 2021, and was below the average of its performance universe and its Lipper index for the three-, five- and ten-year periods ended September 30, 2021. The Board noted the relatively narrow range of returns of the funds in the Fund's peer group.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for

33

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

34

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

40859-0522

March 31, 2022

Annual Report

USAA Target Managed Allocation Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	26
Supplemental Information (Unaudited)	27
Trustee and Officer Information	27
Proxy Voting and Portfolio Holdings Information	32
Expense Example	32
Additional Federal Income Tax Information	33
Advisory Contract Renewal	34
Liquidity Risk Management Program	37
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Just as the calendar year ended, investors were quickly reminded that financial markets go up and down. A host of worries have recently conspired to disturb the markets. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle. And, of course, we're all watching a terrible war unfold in Eastern Europe. All these issues have ratcheted up uncertainties and market volatility in both stock and bond markets.

Given these concerns, it's no surprise that sentiment has turned negative and investors have become more focused on risk management and downside protection. We believe it's important to look back at financial markets through a wider lens. Despite the recent turmoil and the headwinds of the past year — including new COVID-19 variants, disruptions among global supply chains, and rising interest rates — the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again delivered positive annual total returns during the annual reporting period.

Still, underlying this positive performance were interesting differences among investment styles and market capitalizations. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the first half of our annual reporting period, while the reverse was true during the back half of the year (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for future higher interest rates and corresponding higher borrowing costs?

There were other notable subplots, too. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as we all sought to grasp the potential of their emerging blockchain technologies. Also intriguing was how the biotech sector struggled mightily for much of the past year despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, and other commodities (including gold) helped fuel returns in some investors' diversified portfolios. These were just a few of the themes of the past year.

Despite the recent pullback, the S&P 500 Index still registered an impressive annual total return of nearly 16% for the 12-month period ended March 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 58 basis points (a basis point is 1/100th of a percentage point), thanks to the Fed's stated intentions to shift to a less accommodative monetary policy. This was evidenced in March 2022 when the Fed raised the target federal funds rate by 25 basis points, the first rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 2.32%.

Although we were encouraged by another resilient year for financial markets, we fully acknowledge that unusual events of recent times — as well as the heightened volatility of early 2022 — may make investors uneasy. However, our experience managing portfolios through various economic cycles (including more than one unusual market crisis) has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset

2

classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. We are already facing a new and less accommodative Fed, which has unequivocally stated its intent to harness the recent elevated inflation readings. As a result, we believe interest rates appear ready to increase further. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors are now navigating. There will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we look forward to helping you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Target Managed Allocation Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

At the start of the reporting period, equity markets consolidated, and interest rates leveled off after large upswings during the second quarter of 2021. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as Treasury bond yields retreated from the highs of March. Inflation data increased as the economy reopened more quickly than expected. The U.S. Federal Reserve (the "Fed") maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment was a key metric moving into the second half of the year. The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated that it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds due to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021 as reflected in the 11.03% return for the bellwether S&P 500 Index. The markets faced a shift in Fed policy as persistent inflation driven by supply chain issues and rising commodity prices led the central bank to announce and subsequently accelerate the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

At the end of the reporting period, the Russian invasion of Ukraine added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500 also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle it is our view that, the markets will remain focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

4

USAA Mutual Funds Trust

USAA Target Managed Allocation Fund (continued)

Manager's Commentary (continued)

•  How did the USAA Target Managed Allocation Fund (the "Fund") perform during the reporting period?

For the reporting period ended March 31, 2022, the Fund had a total return (at net asset value) of 12.85%. This compares to total returns of 7.28% for the MSCI All-Country World Index and -4.23% for the Bloomberg U.S. Universal Index.

•  What strategies did you employ during the reporting period?

USAA Mutual Funds Trust offers five funds in the Target Retirement Series, each of which has a different strategic asset allocation based on investors' risk tolerance and time horizon. Depending on our continuous assessment of market opportunities and risks, we apply tactical asset allocation decisions by overweighting or underweighting the various asset classes in each fund versus our respective strategic allocations. The Target Managed Allocation Fund allows us to make allocation changes to the Target Retirement Series more quickly and with less disruption to the underlying funds in the portfolios. We primarily use exchange-traded funds ("ETFs") and futures to implement our asset allocation views since they are highly liquid vehicles that allow us to apply our decisions more quickly and efficiently than investing in individual securities.

The Fund held higher than average positions in alternative asset classes, commodities and real estate investment trusts. These positions contributed positively to performance as real estate markets continued to recover and investors' concern around the global pandemic shifted to uncertainty around inflation. A substantial portion of the portfolio was invested in U.S. large-cap and Canadian equities, which outperformed the broader global equity markets. Smaller positions in U.S. small-cap and emerging markets equities detracted from performance over the time period.

The Fund also employs a tactically oriented equity futures strategy designed to provide incremental return on top of the underlying ETF positions. This strategy contributed positively over the time period. Long positions in futures tracking U.S. large-cap, Canadian, and Swiss equities provided value. A short position in futures tracking the U.K. equity market detracted from performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Target Managed Allocation Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended March 31, 2022

INCEPTION DATE	8/7/15
	Net Asset Value	MSCI All-Country World Index[1]	Bloomberg U.S. Universal Index[2]
One Year	12.85%	7.28%	–4.23%
Five Year	10.45%	11.64%	2.31%
Since Inception	8.91%	10.18%	2.42%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Target Managed Allocation Fund — Growth of $10,000

*Inception Date for the Target Managed Allocation Fund is 8/7/15.

1The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Bloomberg U.S. Universal Bond Index is comprised of U.S. dollar-denominated, taxable bonds that are related investment grade or below investment grade. This index does not include the effect of sales charges, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	March 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to maximize total return primarily through capital appreciation.

Asset Allocation*:

March 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

7

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	Schedule of Portfolio Investments March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (99.3%)
iShares Core U.S. REIT ETF (a)	300,627	$19,436
iShares MSCI Canada ETF (b)	2,477,646	99,626
JPMorgan BetaBuilders Canada ETF	360,675	25,298
JPMorgan BetaBuilders MSCI U.S. REIT ETF	108,649	11,560
SPDR Gold Shares ETF (c)	138,933	25,098
U.S. Oil Fund LP ETF (b) (c)	252,445	18,711
VanEck Vectors Gold Miners ETF	336,386	12,901
Vanguard FTSE All-World ex-U.S. ETF	1,450,041	83,508
Vanguard Real Estate ETF (b)	293,432	31,799
Vanguard S&P 500 ETF (a)	193,392	80,291
Vanguard Total Stock Market ETF (a) (b)	475,171	108,182
Total Exchange-Traded Funds (Cost $469,750)		516,410
Collateral for Securities Loaned (7.4%)^
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.26% (d)	16,206,895	16,207
HSBC U.S. Government Money Market Fund I Shares, 0.28% (d)	1,029,736	1,030
Invesco Government & Agency Portfolio, Institutional Shares, 0.26% (d)	21,410,627	21,410
Total Collateral for Securities Loaned (Cost $38,647)		38,647
Total Investments (Cost $508,397) — 106.7%		555,057
Liabilities in excess of other assets — (6.7)%		(34,696)
NET ASSETS — 100.00%		$520,361

At March 31, 2022, the Fund's investments in foreign securities were 40.1% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instruments.

(b)  All or a portion of this security is on loan.

(c)  Non-income producing security.

(d)  Rate disclosed is the daily yield on March 31, 2022.

ETF — Exchange-Traded Fund

LP — Limited Partnership

REIT — Real Estate Investment Trust

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	Schedule of Portfolio Investments — continued March 31, 2022
Futures Contracts Purchased
(Amounts not in thousands)
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index Futures	310	6/20/22	$31,663,950	$32,029,200	$365,250
E-Mini S&P 500 Futures	446	6/20/22	93,499,025	101,035,725	7,536,700
S&P/Toronto Stock Exchange 60 Index Futures	195	6/16/22	40,269,579	41,093,520	823,941
					$8,725,891
Futures Contracts Sold
(Amounts not in thousands)
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Asx Spi 200 Index Futures	340	6/16/22	$44,942,153	$47,557,828	$(2,615,675)
Euro Stoxx 50 Futures	1,480	6/20/22	59,697,214	62,583,400	(2,886,186)
Hang Seng Index Futures	125	4/28/22	17,314,689	17,545,959	(231,270)
Tokyo Price Index Futures	297	6/09/22	44,166,028	47,495,112	(3,329,084)
					$(9,062,215)
Total unrealized appreciation					$8,725,891
Total unrealized depreciation					(9,062,215)
Total net unrealized appreciation (depreciation)					$(336,324)

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Target Managed Allocation Fund
Assets:
Investments, at value (Cost $508,397)	$555,057	(a)
Cash	35,848
Deposit with broker for futures contracts	4,066
Receivables:
Dividends	22
Investments sold	9,278
Variation margin on open futures contracts	1,357
Prepaid expenses	3
Total Assets	605,631
Liabilities:
Payables:
Collateral received on loaned securities	38,647
Investments purchased	44,128
Variation margin on open futures contracts	2,178
Accrued expenses and other payables:
Investment advisory fees	222
Administration fees	22
Custodian fees	5
Transfer agent fees	22
Compliance fees	—	(b)
Trustees' fees	1
Other accrued expenses	45
Total Liabilities	85,270
Net Assets:
Capital	468,831
Total accumulated earnings/(loss)	51,530
Net Assets	$520,361
Shares (unlimited number of shares authorized with no par value):	48,382
Net asset value, offering and redemption price per share: (c)	$10.76

(a)  Includes $37,374 thousands of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

10

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2022

(Amounts in Thousands)

USAA Target Managed Allocation Fund
Investment Income:
Dividends	$9,087
Securities lending (net of fees)	208
Total Income	9,295
Expenses:
Investment advisory fees	2,721
Administration fees	272
Sub-Administration fees	21
Custodian fees	22
Transfer agent fees	272
Trustees' fees	49
Compliance fees	4
Legal and audit fees	39
State registration and filing fees	1
Interfund lending fees	2
Interest fees	69
Other expenses	56
Total Expenses	3,528
Net Investment Income (Loss)	5,767
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	67,724
Net realized gains (losses) from foreign currency transactions	101
Net realized gains (losses) from futures contracts	11,599
Net change in unrealized appreciation/depreciation on investment securities	(15,867)
Net change in unrealized appreciation/depreciation on foreign currency translations	(222)
Net change in unrealized appreciation/depreciation on futures contracts	(2,880)
Net realized/unrealized gains (losses) on investments	60,455
Change in net assets resulting from operations	$66,222

See notes to financial statements.

11

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Target Managed Allocation Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$5,767	$4,877
Net realized gains (losses)	79,424	81,493
Net change in unrealized appreciation/depreciation	(18,969)	96,986
Change in net assets resulting from operations	66,222	183,356
Change in net assets resulting from distributions to shareholders	(121,136)	(30,747)
Change in net assets resulting from capital transactions	45,662	(69,612)
Change in net assets	(9,252)	82,997
Net Assets:
Beginning of period	529,613	446,616
End of period	$520,361	$529,613
Capital Transactions:
Proceeds from shares issued	$—	$1,065
Distributions reinvested	121,136	30,747
Cost of shares redeemed	(75,474)	(101,424)
Change in net assets resulting from capital transactions	$45,662	$(69,612)
Share Transactions:
Issued	—	94
Reinvested	11,133	2,654
Redeemed	(6,061)	(9,179)
Change in Shares	5,072	(6,431)

See notes to financial statements.

12

This page is intentionally left blank.

13

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Target Managed Allocation Fund
Year Ended: March 31,2022	$12.23	0.13	(a)	1.44	1.57	(0.13)	(2.91)
March 31,2021	$8.98	0.11	(a)	3.84	3.95	(0.09)	(0.61)
March 31,2020	$10.26	0.20	(a)	(0.96)	(0.76)	(0.22)	(0.30)
March 31,2019	$11.22	0.17		(0.10)	0.07	(0.15)	(0.88)
March 31,2018	$10.46	0.16		0.73	0.89	(0.13)	— (d)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

†  Does not include acquired fund fees and expenses, if any.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Reflects overall decrease in purchases and sales of securities.

(c)  Reflects an increase in trading activity due to asset allocation shifts.

(d)  Amount is less than $0.005 per share.

See notes to financial statements.

14

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^†	Net Investment Income (Loss)	Gross Expenses†	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Target Managed Allocation Fund
Year Ended: March 31,2022	(3.04)	$10.76	12.85%	0.65%	1.06%	0.65%	$520,361	152	%(b)
March 31,2021	(0.70)	$12.23	44.39%	0.64%	0.96%	0.64%	$529,613	202	%(b)
March 31,2020	(0.52)	$8.98	(8.20)%	0.64%	1.88%	0.64%	$446,616	298	%(c)
March 31,2019	(1.03)	$10.26	1.32%	0.65%	1.83%	0.65%	$512,207	195	%(c)
March 31,2018	(0.13)	$11.22	8.48%	0.65%	1.50%	0.65%	$487,599	75%
See notes to financial statements.

15

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Target Managed Allocation Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund is not offered for sale directly to the general public and is available currently for investment only to other USAA Mutual Funds participating in a fund-of-funds investment strategy, or to other persons or legal entities that the Fund may approve from time to time.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$516,410	$—	$—	$516,410
Collateral for Securities Loaned	38,647	—	—	38,647
Total	$555,057	$—	$—	$555,057
Other Financial Investments*
Assets:
Futures Contracts	$8,726	$—	$—	$8,726
Liabilities:
Futures Contracts	$(9,062)	$—	$—	$(9,062)
Total	$(336)	$—	$—	$(336)

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended March 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the year ended March 31, 2022, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of March 31, 2022 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$8,726	$9,062

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended March 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$11,599	$(2,880)

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of March 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$37,374	$—	$38,647

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

For the year ended March 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$810,207	$870,686

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at www.vcm.com. The financial statements of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and are available for download from both the SEC's as well as each respective underlying fund's website.

As of March 31, 2022, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	1.2
USAA Cornerstone Equity Fund	2.9
USAA Target Retirement Income Fund	7.6
USAA Target Retirement 2030 Fund	23.7
USAA Target Retirement 2040 Fund	36.3
USAA Target Retirement 2050 Fund	24.7
USAA Target Retirement 2060 Fund	3.6

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended March 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.05%, which is based on the Fund's average daily net assets of the Fund Shares. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. Transfer agent fees for the Fund are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended March 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limits for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2022, the expense limit (excluding voluntary waivers) was 0.65%.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment. As of March 31, 2022, there are no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Portfolio Reallocation Risk — The frequent changes in the allocation of the Fund's portfolio holdings may result in higher portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more brokerage commissions than it would without a reallocation policy. In addition, the Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not reallocate from time to time.

ETF Risk — ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund's investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund's management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund's investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Derivatives Risk — The use of derivative instruments, such as futures contracts and credit default swaps, exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended March 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London Interbank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended March 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$23,411	6	0.56%	$29,682

*  For the year ended March 31, 2022, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

As of March 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(6,309)	$6,309

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2022			Year Ended March 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$63,650	$57,486	$121,136	$22,170	$8,577	$30,747

As of March 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$15,813	$2,629	$18,442	$33,088	$51,530

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, and partnerships.

As of March 31, 2022, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of March 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments, including derivatives, were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$516,655	$38,440	$(5,352)	$33,088

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Target Managed Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Target Managed Allocation Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2022

26

USAA Mutual Funds Trust	Supplemental Information March 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

27

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13/-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13/-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

28

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

29

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

30

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

*Erin Wagner (February 1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present).
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox (September 1976)	Deputy Chief Compliance Officer	July 2021	Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

*  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

31

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021, through March 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 10/1/21	Actual Ending Account Value 3/31/22	Hypothetical Ending Account Value 3/31/22	Actual Expenses Paid During Period 10/1/21-3/31/22*	Hypothetical Expenses Paid During Period 10/1/21-3/31/22*	Annualized Expense Ratio During Period 10/1/21-3/31/22
$1,000.00	$1,084.20	$1,021.74	$3.33	$3.23	0.64%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

32

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2022 (amounts in thousands):

Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
$60,166	$58,942

33

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Target Managed Allocation Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder

34

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services — was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses were equal to the median of its expense group and below the median of its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three- and five-year periods ended September 30, 2021.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with

35

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

36

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

37

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

98358-0522

March 31, 2022

Annual Report

USAA Tax Exempt Long-Term Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	29
Statement of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	34
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	45
Supplemental Information (Unaudited)	46
Trustee and Officer Information	46
Proxy Voting and Portfolio Holdings Information	51
Expense Examples	51
Additional Federal Income Tax Information	52
Advisory Contract Renewal	53
Liquidity Risk Management Program	56
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Just as the calendar year ended, investors were quickly reminded that financial markets go up and down. A host of worries have recently conspired to disturb the markets. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle. And, of course, we're all watching a terrible war unfold in Eastern Europe. All these issues have ratcheted up uncertainties and market volatility in both stock and bond markets.

Given these concerns, it's no surprise that sentiment has turned negative and investors have become more focused on risk management and downside protection. We believe it's important to look back at financial markets through a wider lens. Despite the recent turmoil and the headwinds of the past year — including new COVID-19 variants, disruptions among global supply chains, and rising interest rates — the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again delivered positive annual total returns during the annual reporting period.

Still, underlying this positive performance were interesting differences among investment styles and market capitalizations. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the first half of our annual reporting period, while the reverse was true during the back half of the year (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for future higher interest rates and corresponding higher borrowing costs?

There were other notable subplots, too. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as we all sought to grasp the potential of their emerging blockchain technologies. Also intriguing was how the biotech sector struggled mightily for much of the past year despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, and other commodities (including gold) helped fuel returns in some investors' diversified portfolios. These were just a few of the themes of the past year.

Despite the recent pullback, the S&P 500 Index still registered an impressive annual total return of nearly 16% for the 12-month period ended March 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 58 basis points (a basis point is 1/100th of a percentage point), thanks to the Fed's stated intentions to shift to a less accommodative monetary policy. This was evidenced in March 2022 when the Fed raised the target federal funds rate by 25 basis points, the first rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 2.32%.

Although we were encouraged by another resilient year for financial markets, we fully acknowledge that unusual events of recent times — as well as the heightened volatility of early 2022 — may make investors uneasy. However, our experience managing portfolios through various economic cycles (including more than one unusual market crisis) has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset

2

classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. We are already facing a new and less accommodative Fed, which has unequivocally stated its intent to harness the recent elevated inflation readings. As a result, we believe interest rates appear ready to increase further. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors are now navigating. There will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we look forward to helping you work toward your investment goals.

Christopher K. Dyer, CFA

President,

USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Tax Exempt Long-Term Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

Tax-exempt bonds, as measured by the Bloomberg Municipal Bond Index, generated negative returns during the 12-month reporting period ended March 31, 2022, due largely to rising municipal bond yields in the last quarter of the fiscal year. (Bond prices and yields move in opposite directions.)

The reporting period began with the municipal market fighting the headwinds of potentially higher U.S. Treasury rates and inflation, but with several notable tailwinds in support to include: heavy fund flows into tax-exempt mutual funds, investor expectations of increasing tax rates, and stimulus money flowing to municipal borrowers. During the first three quarters of the fiscal year, the Bloomberg Municipal Bond Index returned 1.87%.

The municipal market turned meaningfully negative in the first quarter of 2022. The Bloomberg Municipal Bond Index returned -6.23% for the quarter. The negative returns were driven by a material increase in Treasury and AAA Municipal Bond yields. These rates rose significantly in response to the U.S. Federal Reserve's initiation of monetary tightening. Negative returns were also driven by significant outflows of assets from municipal bond mutual funds.

At the end of the reporting period, the yield on the Bloomberg Municipal Bond Index was 2.60%, which was notably higher than at the start of the fiscal year (1.18% on March 31, 2021). While the increase in rates detracted from performance during this fiscal year, we believe the higher rates should drive higher returns over the long-term.

•  How did the USAA Tax Exempt Long-Term Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the reporting period ended March 31, 2022, the Fund Shares, Institutional Shares, and Class A had a total return (at net asset value) of -3.15%, -3.16%, and -3.33%, respectively, versus an average return of -4.30% amongst the funds in the Lipper General & Insured Municipal Debt Funds category. This compares to returns of -4.08% for the Lipper General & Insured Municipal Debt Funds Index and -4.47% for the Bloomberg Municipal Bond Index.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in

4

USAA Mutual Funds Trust

USAA Tax Exempt Long-Term Fund (continued)

Manager's Commentary (continued)

volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Tax Exempt Long-Term Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended March 31, 2022

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	3/19/82	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Municipal Bond Index[1]	Lipper General & Insured Municipal Debt Funds Index[2]
One Year	–3.15%	–3.16%	–3.33%	–5.54%	–4.47%	–4.08%
Five Year	2.89%	NA	2.68%	2.22%	2.52%	2.78%
Ten Year	3.34%	NA	3.06%	2.82%	2.88%	3.21%
Since Inception	NA	0.79%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Long-Term Fund — Growth of $10,000

1The Bloomberg Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

2The unmanaged Lipper General & Insured Municipal Debt Funds Index measures the Fund's performance to that of the Lipper General & Insured Municipal Debt Funds category. This index does not include the effect of sales charges, commmissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	March 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide interest income that is exempt from federal income tax.

Top 10 Industries:

March 31, 2022

(% of Net Assets)

Medical	20.1%
General	14.7%
Nursing Homes	10.8%
Transportation	8.8%
School District	7.5%
Higher Education	7.1%
Education	6.4%
General Obligation	6.0%
Development	4.0%
Water	3.2%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (98.9%)
Alabama (1.3%):
DCH Healthcare Authority Revenue, Series A, 4.00%, 6/1/51, Continuously Callable @100	$4,000	$4,169
Homewood Educational Building Authority Revenue 5.00%, 12/1/47, Continuously Callable @100	4,500	4,913
Series A, 4.00%, 12/1/51, Continuously Callable @100	3,000	3,156
Montgomery Medical Clinic Board Revenue, 5.00%, 3/1/36, Continuously Callable @100	1,750	1,850
The Lower Alabama Gas District Revenue, Series A, 5.00%, 9/1/46	11,500	13,467
		27,555
Alaska (0.1%):
Northern Tobacco Securitization Corp. Revenue, Series A, 4.00%, 6/1/50, Continuously Callable @100	1,000	1,002
Arizona (2.1%):
Arizona Health Facilities Authority Revenue, 2.36% (MUNIPSA+185bps), 2/1/48, (Put Date 2/1/23) (a) (b)	5,000	5,060
Arizona IDA Revenue 5.00%, 7/1/52, Continuously Callable @100	1,725	1,889
Series A, 4.00%, 7/1/51, Continuously Callable @100	1,000	977
City of Phoenix Civic Improvement Corp. Revenue (INS — National Public Finance Guarantee Corp.) Series B, 5.50%, 7/1/29	1,000	1,183
Series B, 5.50%, 7/1/30	1,500	1,801
Maricopa County IDA Revenue 5.00%, 7/1/47, Continuously Callable @100	1,600	1,676
Series A, 4.00%, 7/1/56, Continuously Callable @100	1,000	1,056
Pinal County Electric District No. 3 Revenue, 4.00%, 7/1/41, Continuously Callable @100	10,000	10,405
Tempe IDA Revenue, 4.00%, 12/1/46, Continuously Callable @102	2,500	2,399
The City of Phoenix IDA Revenue 5.00%, 7/1/41, Continuously Callable @100	1,200	1,248
5.00%, 7/1/42, Continuously Callable @100	1,250	1,368
5.00%, 7/1/44, Continuously Callable @100	6,000	6,160
The IDA of the County of Pima Revenue, 4.00%, 6/15/51, Continuously Callable @100 (c)	2,500	2,287
The Pima County IDA Revenue 4.00%, 9/1/29, Continuously Callable @100	3,000	3,052
5.00%, 6/15/52, Continuously Callable @100 (c)	2,000	2,010
The Prima County IDA Revenue, Series A, 4.50%, 6/1/30, Continuously Callable @100	2,685	2,696
The Yavapai County IDA Revenue, 4.00%, 8/1/43, Continuously Callable @100	1,725	1,795
		47,062
Arkansas (0.2%):
Arkansas Development Finance Authority Revenue (INS — AMBAC Assurance Corp.) 7/1/28 (d)	1,000	841
7/1/29 (d)	1,165	948

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
7/1/30 (d)	$1,150	$902
7/1/36 (d)	2,500	1,520
		4,211
California (6.0%):
California Health Facilities Financing Authority Revenue, 5.00%, 11/15/56, Continuously Callable @100	1,000	1,095
California State Public Works Board Revenue 5.00%, 6/1/31, Continuously Callable @100	2,950	3,053
Series B, 5.00%, 10/1/39, Continuously Callable @100	3,500	3,717
California Statewide Communities Development Authority Revenue (LIQ — Deutsche Bank A.G.)
Series DBE-8052, 0.91%, 4/1/52, Callable 5/13/22 @ 100 (c) (e)	3,245	3,245
Series DBE-8065, 0.91%, 11/1/52, Callable 6/13/22 @ 100 (c) (e)	10,000	10,000
Cerritos Community College District, GO Series D, 8/1/31 (d)	1,000	774
Series D, 8/1/32 (d)	2,500	1,865
Series D, 8/1/33 (d)	2,175	1,565
Series D, 8/1/34 (d)	1,000	694
Series D, 8/1/35 (d)	1,500	1,004
Series D, 8/1/36 (d)	2,200	1,423
City & County of San Francisco Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8059, 0.91%, 12/1/52, Callable 5/13/22 @ 100 (c) (e)	13,000	13,000
Coachella Valley Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series D, 8/1/41 (d)	8,500	4,297
El Camino Community College District, GO Series C, 8/1/34 (d)	3,000	2,089
Series C, 8/1/38 (d)	3,000	1,753
El Monte Union High School District, GO (INS — Assured Guaranty Municipal Corp.), 6/1/42 (d)	10,000	4,699
Golden State Tobacco Securitization Corp. Revenue, Series A, 5.00%, 6/1/30, Pre-refunded 6/1/23 @ 100	2,000	2,080
Indio Redevelopment Agency Successor Agency Tax Allocation, Series A, 5.25%, 8/15/35, Continuously Callable @100	1,440	1,444
Los Alamitos Unified School District Certificate of Participation 8/1/34, Continuously Callable @100 (f)	1,200	1,311
8/1/42, Continuously Callable @100 (g)	4,500	4,722
Paramount Unified School District, GO 8/1/34 (d)	1,860	1,273
8/1/35 (d)	2,000	1,313
8/1/36 (d)	2,750	1,732
8/1/37 (d)	2,750	1,660
Sacramento City Schools Joint Powers Financing Authority Revenue (INS — Build America Mutual Assurance Co.) Series A, 5.00%, 3/1/36, Continuously Callable @100	2,560	2,715
Series A, 5.00%, 3/1/40, Continuously Callable @100	2,000	2,113
San Diego Public Facilities Financing Authority Revenue, Series A, 5.00%, 10/15/44, Continuously Callable @100	2,500	2,691
San Ysidro School District, GO (INS — Assured Guaranty Municipal Corp.) Series G, 8/1/36 (d)	13,605	8,326
Series G, 8/1/37 (d)	14,285	8,372

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Santa Ana Unified School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.), 4/1/29 (d)	$15,000	$11,638
State of California, GO 5.25%, 4/1/35, Continuously Callable @100	8,000	8,007
5.00%, 2/1/38, Continuously Callable @100	6,750	6,916
5.00%, 10/1/47, Continuously Callable @100	5,000	5,460
Stockton Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series D, 8/1/34 (d)	8,885	6,029
		132,075
Colorado (2.5%):
Colorado Educational & Cultural Facilities Authority Revenue 4.00%, 12/1/48, Continuously Callable @100	2,500	2,597
4.00%, 1/1/52, Continuously Callable @100	675	663
5.00%, 4/1/53, Continuously Callable @100	750	827
4.00%, 1/1/62, Continuously Callable @100	795	763
Series A, 5.25%, 4/1/43, Pre-refunded 4/1/23 @ 100	2,500	2,589
Colorado Health Facilities Authority Revenue 5.00%, 12/1/42, Pre-refunded 6/1/22 @ 100	5,000	5,032
5.00%, 6/1/45, Pre-refunded 6/1/25 @ 100	6,000	6,551
5.00%, 6/1/47, Pre-refunded 6/1/27 @ 100	1,250	1,418
Series A, 4.00%, 8/1/49, Continuously Callable @100	2,500	2,525
Series A, 4.00%, 9/1/50, Continuously Callable @100	1,500	1,529
Series A, 4.00%, 12/1/50, Continuously Callable @103	7,250	7,597
Denver Health & Hospital Authority Revenue, Series A, 4.00%, 12/1/40, Continuously Callable @100	750	770
E-470 Public Highway Authority Revenue (INS — National Public Finance Guarantee Corp.), Series B, 9/1/35, Continuously Callable @64 (d)	10,000	5,592
Park Creek Metropolitan District Revenue 5.00%, 12/1/45, Continuously Callable @100	1,000	1,071
5.00%, 12/1/46, Continuously Callable @100	2,500	2,675
5.00%, 12/1/51, Continuously Callable @100	2,000	2,128
Rampart Range Metropolitan District No. 1 Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 12/1/47, Continuously Callable @100	4,000	4,506
Regional Transportation District Certificate of Participation, Series A, 5.00%, 6/1/44, Continuously Callable @100	5,000	5,154
Southlands Metropolitan District No. 1, GO, Series A-1, 5.00%, 12/1/47, Continuously Callable @100	1,000	1,029
		55,016
Connecticut (0.6%):
Connecticut State Health & Educational Facilities Authority Revenue Series A, 4.00%, 7/1/49, Continuously Callable @100	3,000	3,049
Series U, 4.00%, 7/1/52, Continuously Callable @100	3,000	3,121
State of Connecticut, GO Series A, 5.00%, 4/15/38, Continuously Callable @100	5,500	6,184
Series A, 5.00%, 4/15/39, Continuously Callable @100	1,550	1,761
		14,115

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
District of Columbia (1.2%):
District of Columbia Housing Finance Agency Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8070, 0.91%, 8/1/40, Callable 1/1/32 @ 105 (c) (e)	$7,500	$7,500
District of Columbia Revenue 5.00%, 7/1/36, Pre-refunded 7/1/22 @ 100	1,305	1,317
5.00%, 7/1/42, Pre-refunded 7/1/22 @ 100	1,500	1,515
6.00%, 7/1/43, Pre-refunded 7/1/23 @ 100	1,700	1,789
6.00%, 7/1/48, Pre-refunded 7/1/23 @ 100	1,450	1,526
5.00%, 7/1/49, Continuously Callable @100	1,275	1,394
5.00%, 7/1/54, Continuously Callable @100	1,140	1,245
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, 5.00%, 10/1/53, Continuously Callable @100	10,000	10,000
		26,286
Florida (8.0%):
Alachua County Health Facilities Authority Revenue 4.00%, 10/1/46, Continuously Callable @103	700	712
4.00%, 12/1/49, Continuously Callable @100	7,000	7,144
City of Atlantic Beach Revenue Series A, 5.00%, 11/15/53, Continuously Callable @103	2,000	2,145
Series B, 5.63%, 11/15/43, Continuously Callable @100	7,000	7,281
City of Jacksonville Revenue 5.00%, 10/1/29, Continuously Callable @100	2,270	2,306
4.00%, 11/1/45, Continuously Callable @100	2,500	2,546
City of Lakeland Revenue 5.00%, 9/1/37, Continuously Callable @100	500	505
5.00%, 9/1/42, Continuously Callable @100	1,000	1,011
City of Pompano Beach Revenue 4.00%, 9/1/50, Continuously Callable @103	8,000	7,848
Series A, 4.00%, 9/1/51, Continuously Callable @103	2,895	2,840
County of Miami-Dade Florida Water & Sewer System Revenue 4.00%, 10/1/51, Continuously Callable @100	2,500	2,643
Series B, 4.00%, 10/1/49, Continuously Callable @100	22,000	23,118
County of Miami-Dade Rickenbacker Causeway Revenue, 5.00%, 10/1/43, Continuously Callable @100	1,750	1,837
County of Miami-Dade Seaport Department Revenue, Series A-2, 4.00%, 10/1/49, Continuously Callable @100	4,000	4,218
County of Polk Florida Utility System Revenue, 4.00%, 10/1/43, Continuously Callable @100	2,000	2,200
Escambia County Health Facilities Authority Revenue 4.00%, 8/15/45, Continuously Callable @100	5,050	5,158
4.00%, 8/15/50, Continuously Callable @100	6,265	6,397
Florida Development Finance Corp. Revenue 4.00%, 7/1/45, Continuously Callable @100	600	561
4.00%, 2/1/52, Continuously Callable @100	4,000	4,045
4.00%, 7/1/55, Continuously Callable @100	500	451
Series A, 5.00%, 6/15/55, Continuously Callable @100	1,500	1,600
Florida Higher Educational Facilities Financial Authority Revenue 5.00%, 3/1/44, Continuously Callable @100	4,280	4,634
4.00%, 10/1/44, Continuously Callable @100	1,400	1,428
5.00%, 3/1/49, Continuously Callable @100	1,250	1,342

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
4.00%, 10/1/49, Continuously Callable @100	$1,150	$1,164
Series A, 5.00%, 4/1/32, Pre-refunded 4/1/22 @ 100	600	600
Series A, 5.25%, 4/1/42, Pre-refunded 4/1/22 @ 100	1,500	1,500
Florida Municipal Loan Council Revenue (INS — Assured Guaranty Municipal Corp.), Series D, 5.25%, 10/1/33, Continuously Callable @100	2,500	2,506
Halifax Hospital Medical Center Revenue, 5.00%, 6/1/46, Pre-refunded 6/1/25 @ 100	3,000	3,267
Lee County IDA Revenue 5.75%, 10/1/42, Pre-refunded 10/1/22 @ 100	4,000	4,091
5.50%, 10/1/47, Pre-refunded 10/1/22 @ 102	5,000	5,208
5.00%, 11/15/49, Continuously Callable @103	12,350	13,619
Lee Memorial Health System Revenue, Series A-1, 4.00%, 4/1/49, Continuously Callable @100	4,500	4,569
Miami Beach Health Facilities Authority Revenue, 4.00%, 11/15/51, Continuously Callable @100	2,500	2,548
Miami-Dade County Expressway Authority Revenue Series A, 5.00%, 7/1/39, Continuously Callable @100	5,000	5,252
Series A, 5.00%, 7/1/40, Continuously Callable @100	5,000	5,010
Miami-Dade County Health Facilities Authority Revenue, 4.00%, 8/1/47, Continuously Callable @100	2,000	2,037
Orange County Health Facilities Authority Revenue, Series B, 4.00%, 10/1/45, Continuously Callable @100	1,500	1,533
Palm Beach County Educational Facilities Authority Revenue, 4.00%, 10/1/51, Continuously Callable @100	2,070	2,103
Palm Beach County Health Facilities Authority Revenue 5.00%, 11/15/45, Continuously Callable @103	150	164
5.00%, 5/15/47, Continuously Callable @100	5,000	5,122
Series B, 5.00%, 11/15/42, Continuously Callable @103	1,000	1,125
Pinellas County Educational Facilities Authority Revenue 5.00%, 10/1/27, Continuously Callable @100	1,000	1,014
5.25%, 10/1/30, Continuously Callable @100	1,000	1,015
Polk County IDA Revenue 5.00%, 1/1/49, Continuously Callable @103	1,000	1,054
5.00%, 1/1/55, Continuously Callable @103	1,000	1,052
Sarasota County Health Facilities Authority Revenue, 5.00%, 5/15/48, Continuously Callable @103	1,835	1,960
St. Johns County IDA Revenue, 4.00%, 8/1/55, Continuously Callable @103	6,000	6,503
Tampa Housing Authority Revenue, 4.85%, 7/1/36, Callable 5/1/22 @ 100	2,200	2,202
Tampa-Hillsborough County Expressway Authority Revenue, Series B, 5.00%, 7/1/42, Pre-refunded 7/1/22 @ 100	3,050	3,078
Volusia County Educational Facility Authority Revenue, Series B, 5.00%, 10/15/45, Pre-refunded 4/15/25 @ 100	2,000	2,172
		175,438
Georgia (1.8%):
Appling County Development Authority Revenue, 0.56%, 9/1/41, Continuously Callable @100 (e)	800	800
Crisp County Hospital Authority Revenue, 4.00%, 7/1/51, Continuously Callable @100	3,000	3,128
Development Authority of Heard County Revenue, 0.57%, 9/1/26, Continuously Callable @100 (e)	1,200	1,200

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Gainesville & Hall County Hospital Authority Revenue, 4.00%, 2/15/45, Continuously Callable @100	$15,000	$15,628
Glynn-Brunswick Memorial Hospital Authority Revenue, 5.00%, 8/1/47, Continuously Callable @100	1,500	1,616
Main Street Natural Gas, Inc. Revenue, Series A, 5.00%, 5/15/49	3,000	3,681
Municipal Electric Authority of Georgia Revenue, 4.00%, 1/1/51, Continuously Callable @100	1,100	1,139
Private Colleges & Universities Authority Revenue, 4.00%, 6/1/45, Continuously Callable @100	1,700	1,774
The Burke County Development Authority Revenue, Series 1, 0.53%, 7/1/49, Continuously Callable @100 (e)	1,900	1,900
Valdosta Housing Authority Revenue (LIQ — Deutsche Bank A.G.), Series 2020-XF1089, 0.76%, 4/1/60, Callable 4/1/35 @ 100 (c) (e)	8,125	8,125
		38,991
Illinois (13.5%):
Bureau County Township High School District No. 502, GO (INS — Build America Mutual Assurance Co.) Series A, 5.00%, 12/1/37, Pre-refunded 12/1/27 @ 100	1,530	1,756
Series A, 5.00%, 12/1/38, Pre-refunded 12/1/27 @ 100	1,555	1,784
Series A, 5.00%, 12/1/39, Pre-refunded 12/1/27 @ 100	1,400	1,607
Chicago Board of Education, GO Series A, 4.00%, 12/1/47, Continuously Callable @100	10,000	9,816
Series H, 5.00%, 12/1/36, Continuously Callable @100	5,000	5,383
Chicago Midway International Airport Revenue Series B, 5.00%, 1/1/41, Continuously Callable @100	2,500	2,689
Series B, 5.00%, 1/1/46, Continuously Callable @100	3,500	3,761
Chicago O'Hare International Airport Revenue 5.75%, 1/1/43, Continuously Callable @100	5,000	5,129
Series C, 4.00%, 1/1/38, Continuously Callable @100	1,000	1,050
Series C, 5.00%, 1/1/41, Continuously Callable @100	5,000	5,426
Chicago Park District, GO Series A, 5.00%, 1/1/40, Continuously Callable @100	3,000	3,219
Series F-2, 5.00%, 1/1/40, Continuously Callable @100	1,125	1,280
City of Chicago Wastewater Transmission Revenue 5.00%, 1/1/44, Continuously Callable @100	4,000	4,186
Series A, 5.00%, 1/1/47, Continuously Callable @100	3,000	3,220
Series C, 5.00%, 1/1/39, Continuously Callable @100	3,000	3,161
City of Chicago Waterworks Revenue, 5.00%, 11/1/44, Continuously Callable @100	3,000	3,223
City of Galesburg Revenue, Series A, 4.00%, 10/1/46, Continuously Callable @100	4,000	4,143
City of Springfield Electric Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 3/1/40, Continuously Callable @100	3,000	3,188
Cook County Community College District No. 508, GO (INS — Build America Mutual Assurance Co.), 5.00%, 12/1/47, Continuously Callable @100	9,500	10,375
County of Cook Sales Tax Revenue, 5.00%, 11/15/38, Continuously Callable @100	7,750	8,625
County of Will, GO, 4.00%, 11/15/47, Continuously Callable @100	2,000	2,112
Illinois Finance Authority Revenue 3.90%, 3/1/30, Continuously Callable @100	14,000	14,451
5.50%, 4/1/32, Continuously Callable @100	7,065	7,074
4.00%, 2/1/33, Continuously Callable @100	6,000	6,085
5.00%, 5/15/37, Continuously Callable @100	700	754

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
4.00%, 3/1/38, Continuously Callable @100	$2,000	$2,067
4.00%, 2/15/41, Pre-refunded 2/15/27 @ 100	20	22
5.00%, 8/1/42, Continuously Callable @100	750	807
6.00%, 7/1/43, Continuously Callable @100	5,000	5,245
5.00%, 1/1/44, Continuously Callable @100	10,000	10,928
5.00%, 8/15/44, Continuously Callable @100	2,000	2,123
4.00%, 12/1/46, Continuously Callable @100	4,500	4,563
5.00%, 2/15/47, Continuously Callable @100	1,000	1,070
5.00%, 5/15/47, Continuously Callable @100	1,155	1,232
5.00%, 8/1/47, Continuously Callable @100	750	804
5.00%, 12/1/47, Continuously Callable @100	2,000	2,156
5.00%, 10/1/49, Continuously Callable @100	1,250	1,425
5.00%, 2/15/50, Continuously Callable @100	500	534
5.00%, 10/1/51, Continuously Callable @100	1,000	1,140
4.00%, 10/1/55, Continuously Callable @100	2,000	2,026
Series A, 4.00%, 7/1/38, Continuously Callable @100	5,000	5,136
Series A, 4.00%, 10/1/40, Continuously Callable @100	12,395	12,909
Series A, 4.00%, 8/1/51, Continuously Callable @100	3,500	3,413
Series C, 4.00%, 2/15/41, Pre-refunded 2/15/27 @ 100	485	525
Series C, 4.00%, 2/15/41, Continuously Callable @100	10,495	10,813
Illinois State Toll Highway Authority Revenue, Series A, 4.00%, 1/1/44, Continuously Callable @100	4,000	4,182
Metropolitan Pier & Exposition Authority Revenue 5.00%, 6/15/42, Continuously Callable @100	2,000	2,153
4.00%, 6/15/50, Continuously Callable @100	7,500	7,382
Northern Illinois Municipal Power Agency Revenue, Series A, 4.00%, 12/1/41, Continuously Callable @100	9,000	9,308
Northern Illinois University Revenue (INS — Build America Mutual Assurance Co.), Series B, 4.00%, 4/1/41, Continuously Callable @100	600	636
Regional Transportation Authority Revenue (INS — National Public Finance Guarantee Corp.), 6.50%, 7/1/30	37,550	46,298
Sangamon County Water Reclamation District, GO Series A, 4.00%, 1/1/49, Continuously Callable @100	15,000	15,585
Series A, 5.75%, 1/1/53, Continuously Callable @100	2,000	2,208
State of Illinois, GO 5.50%, 5/1/39, Continuously Callable @100	2,275	2,587
Series A, 5.00%, 10/1/33, Continuously Callable @100	2,000	2,187
State of Illinois, GO (INS — Assured Guaranty Municipal Corp.) 4.00%, 2/1/31, Continuously Callable @100	1,000	1,059
4.00%, 2/1/32, Continuously Callable @100	1,000	1,067
Series A, 5.00%, 4/1/29, Continuously Callable @100	8,000	8,236
Village of Rosemont, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 12/1/46, Continuously Callable @100	10,000	10,996
		296,319
Indiana (1.8%):
Evansville Redevelopment Authority Revenue (INS — Build America Mutual Assurance Co.) 4.00%, 2/1/38, Continuously Callable @100	5,540	5,830
4.00%, 2/1/39, Continuously Callable @100	3,605	3,792

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Indiana Finance Authority Revenue 5.00%, 2/1/40, Continuously Callable @100	$1,495	$1,567
5.00%, 11/15/43, Continuously Callable @103	1,970	2,136
5.00%, 10/1/44, Pre-refunded 10/1/23 @ 100	4,000	4,179
5.00%, 11/15/48, Continuously Callable @103	3,895	4,212
4.00%, 11/15/51, Continuously Callable @100	1,030	1,008
Series A, 5.00%, 6/1/39, Continuously Callable @100	5,000	5,002
Series A, 5.50%, 4/1/46, Continuously Callable @100	5,000	5,392
Richmond Hospital Authority Revenue, 5.00%, 1/1/39, Continuously Callable @100	7,000	7,383
		40,501
Iowa (0.5%):
Iowa Finance Authority Revenue Series A, 5.00%, 5/15/43, Continuously Callable @100	6,235	6,447
Series B, 5.00%, 2/15/48, Continuously Callable @100	4,000	4,437
Iowa Tobacco Settlement Authority Revenue, Series A-2, 4.00%, 6/1/49, Continuously Callable @100	1,000	1,002
		11,886
Kansas (0.6%):
City of Coffeyville Electric System Revenue (INS — National Public Finance Guarantee Corp.), Series B, 5.00%, 6/1/42, Pre-refunded 6/1/25 @ 100 (c)	2,500	2,727
City of Lawrence Revenue, 5.00%, 7/1/48, Continuously Callable @100	5,000	5,437
City of Manhattan Revenue Series A, 4.00%, 6/1/46, Continuously Callable @103	1,000	970
Series A, 4.00%, 6/1/52, Continuously Callable @103	1,500	1,428
Wyandotte County-Kansas City Unified Government Utility System Revenue, Series A, 5.00%, 9/1/45, Continuously Callable @100	2,000	2,133
		12,695
Kentucky (0.8%):
City of Ashland Revenue, 5.00%, 2/1/40, Continuously Callable @100	1,000	1,066
City of Hazard Revenue, 4.00%, 7/1/51, Continuously Callable @100	3,000	3,084
Kentucky Bond Development Corp. Revenue, 4.00%, 6/1/51, Continuously Callable @100	1,070	1,122
Kentucky Economic Development Finance Authority Revenue 5.00%, 5/15/46, Continuously Callable @100	5,500	5,562
Series B, 5.00%, 8/15/41, Continuously Callable @100	3,000	3,297
Kentucky Economic Development Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.) 4.00%, 12/1/41, Continuously Callable @100	500	548
Series A, 5.00%, 12/1/45, Continuously Callable @100	2,000	2,310
		16,989
Louisiana (4.0%):
City of Shreveport Water & Sewer Revenue 5.00%, 12/1/40, Continuously Callable @100	1,000	1,077
Series B, 5.00%, 12/1/41, Continuously Callable @100	5,500	6,009
Series B, 4.00%, 12/1/49, Continuously Callable @100	1,000	1,038
City of Shreveport Water & Sewer Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 5.00%, 12/1/41, Continuously Callable @100	2,100	2,335

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Shreveport Water & Sewer Revenue (INS — Build America Mutual Assurance Co.), Series B, 4.00%, 12/1/37, Continuously Callable @100	$1,100	$1,153
Jefferson Sales Tax District Revenue, Series B, 4.00%, 12/1/42, Continuously Callable @100	7,000	7,345
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, 3.50%, 11/1/32, Continuously Callable @100	6,250	6,305
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 10/1/39, Continuously Callable @100	1,685	1,910
4.00%, 10/1/46, Continuously Callable @100	8,210	8,486
5.00%, 10/1/48, Continuously Callable @100	5,000	5,641
Louisiana Public Facilities Authority Revenue 4.00%, 5/15/41, Pre-refunded 5/15/26 @ 100	15	16
4.00%, 5/15/41, Continuously Callable @100	1,235	1,256
5.00%, 11/1/45, Pre-refunded 11/1/25 @ 100	6,000	6,603
5.00%, 5/15/46, Continuously Callable @100	5,000	5,356
4.00%, 12/15/50, Continuously Callable @100	1,000	1,030
5.00%, 7/1/52, Continuously Callable @100	400	436
4.00%, 1/1/56, Continuously Callable @100	9,000	9,226
5.00%, 7/1/57, Continuously Callable @100	2,000	2,178
Louisiana Public Facilities Authority Revenue (INS — Build America Mutual Assurance Co.), 5.25%, 6/1/51, Pre-refunded 6/1/25 @ 100	5,000	5,488
Parish of St. Charles Revenue, 4.00%, 12/1/40, (Put Date 6/1/22) (b)	6,750	6,773
State of Louisiana Gasoline & Fuels Tax Revenue, Series C, 5.00%, 5/1/45, Continuously Callable @100	6,000	6,656
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 5/15/35, Continuously Callable @100	1,500	1,545
		87,862
Maine (0.4%):
Maine Health & Higher Educational Facilities Authority Revenue, Series A, 4.00%, 7/1/46, Continuously Callable @100	9,000	8,978
Massachusetts (1.6%):
Massachusetts Development Finance Agency Revenue 5.00%, 4/15/40, Continuously Callable @100	1,000	1,038
5.00%, 7/1/46, Continuously Callable @100	4,000	4,321
5.00%, 7/1/47, Continuously Callable @100	2,280	2,465
4.00%, 7/1/51, Continuously Callable @100	1,000	994
Series A, 5.50%, 7/1/44, Continuously Callable @100	2,000	1,927
Series A, 4.00%, 10/1/46, Continuously Callable @100	3,370	3,383
Series A, 4.00%, 6/1/49, Continuously Callable @100	1,000	1,036
Series B, 4.00%, 6/1/50, Continuously Callable @100	1,700	1,716
Series B, 4.00%, 7/1/50, Continuously Callable @100	975	1,023
Series C, 4.00%, 10/1/45, Continuously Callable @100	1,250	1,359
Series D, 5.00%, 7/1/44, Continuously Callable @100	3,000	3,179
Series E, 4.00%, 7/1/38, Continuously Callable @100	1,000	1,033
Series J2, 5.00%, 7/1/53, Continuously Callable @100	10,000	11,126
		34,600

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Michigan (2.2%):
County of Genesee, GO, Series B, 4.00%, 2/1/41, Continuously Callable @100	$2,000	$2,059
County of Genesee, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 2/1/46, Continuously Callable @100	2,900	3,115
Downriver Utility Wastewater Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 4/1/43, Continuously Callable @100	2,500	2,764
Flint Hospital Building Authority Revenue, 4.00%, 7/1/38, Continuously Callable @100	2,500	2,641
Jackson Public Schools, GO (NBGA — Michigan School Bond Qualification and Loan Program) 5.00%, 5/1/45, Continuously Callable @100	6,000	6,752
5.00%, 5/1/48, Continuously Callable @100	3,000	3,358
Karegnondi Water Authority Revenue, 5.00%, 11/1/45, Continuously Callable @100	2,750	3,093
Livonia Public Schools, GO (INS — Assured Guaranty Municipal Corp.), 5.00%, 5/1/45, Continuously Callable @100	4,000	4,320
Michigan Finance Authority Revenue 5.00%, 11/1/43, Continuously Callable @100	1,000	1,142
4.00%, 2/15/47, Continuously Callable @100	8,000	8,526
4.00%, 9/1/50, Continuously Callable @100	1,000	1,041
4.00%, 11/1/55, Continuously Callable @100	4,000	4,183
Series A, 4.00%, 11/15/50, Continuously Callable @100	3,000	3,115
Michigan State Building Authority Revenue, 4.00%, 4/15/54, Continuously Callable @100	2,000	2,113
		48,222
Missouri (3.1%):
Cape Girardeau County IDA Revenue 5.00%, 3/1/36, Continuously Callable @100	750	806
Series A, 6.00%, 3/1/33, Continuously Callable @103	2,080	2,192
Hannibal IDA Revenue, 5.00%, 10/1/47, Continuously Callable @100	3,000	3,237
Health & Educational Facilities Authority of the State of Missouri Revenue 4.00%, 8/1/36, Continuously Callable @100	440	470
5.00%, 5/15/40, Continuously Callable @103	5,510	5,918
4.00%, 8/1/41, Continuously Callable @100	410	433
5.00%, 2/1/42, Continuously Callable @104	3,500	3,725
4.00%, 2/1/48, Continuously Callable @100	10,000	10,109
4.00%, 2/15/51, Continuously Callable @100	1,000	1,020
Series A, 5.00%, 11/15/43, Continuously Callable @100	1,000	1,107
Series A, 4.00%, 2/15/54, Continuously Callable @100	2,500	2,620
Missouri Development Finance Board Revenue 4.00%, 6/1/46, Continuously Callable @100	17,775	18,171
4.00%, 3/1/51, Continuously Callable @100	2,000	1,997
St. Louis County IDA Revenue 5.88%, 9/1/43, Continuously Callable @100	5,000	5,135
5.00%, 9/1/48, Continuously Callable @100	2,000	2,068
St. Louis Municipal Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 10/1/38, Continuously Callable @100	3,065	3,394
5.00%, 10/1/49, Continuously Callable @100	3,000	3,438

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Stoddard County IDA Revenue, Series B, 6.00%, 3/1/37, Continuously Callable @103	$1,875	$1,973
		67,813
Montana (0.2%):
City of Forsyth Revenue, 3.90%, 3/1/31, Callable 3/1/23 @ 100	4,000	4,051
Montana Facility Finance Authority Revenue, Series A, 4.00%, 6/1/45, Continuously Callable @100	1,000	1,028
		5,079
Nebraska (0.6%):
Central Plains Energy Project Revenue, Series A, 5.00%, 9/1/42	2,000	2,376
Douglas County Hospital Authority No. 3 Revenue, 5.00%, 11/1/48, Continuously Callable @100	3,400	3,577
Nebraska Educational Health Cultural & Social Services Finance Authority Revenue, 4.00%, 1/1/49, Continuously Callable @102	7,500	8,046
		13,999
Nevada (0.9%):
City of Carson City Revenue, 5.00%, 9/1/47, Continuously Callable @100	2,775	2,992
Las Vegas Convention & Visitors Authority Revenue Series C, 4.00%, 7/1/41, Continuously Callable @100	4,400	4,571
Series C, 4.00%, 7/1/46, Continuously Callable @100	12,140	12,562
		20,125
New Hampshire (0.1%):
New Hampshire Business Finance Authority Revenue, 4.00%, 1/1/51, Continuously Callable @103	3,000	3,083
New Jersey (4.8%):
New Jersey Economic Development Authority Revenue 2.11% (MUNIPSA+160bps), 3/1/28, Callable 3/1/23 @ 100 (a)	20,000	19,820
5.00%, 6/15/28, Pre-refunded 6/15/22 @ 100	2,000	2,016
5.00%, 6/15/40, Continuously Callable @100	8,125	8,422
5.00%, 6/15/40, Pre-refunded 6/15/24 @ 100	1,875	1,998
4.00%, 11/1/44, Continuously Callable @100	3,000	3,059
4.00%, 6/15/49, Continuously Callable @100	4,000	4,070
Series A, 5.00%, 6/15/47, Continuously Callable @100	3,000	3,238
Series AAA, 5.00%, 6/15/41, Continuously Callable @100	4,000	4,275
Series B, 5.00%, 6/15/43, Continuously Callable @100	3,500	3,826
Series WW, 5.25%, 6/15/40, Pre-refunded 6/15/25 @ 100	165	181
Series WW, 5.25%, 6/15/40, Continuously Callable @100	2,835	3,020
New Jersey Economic Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/42, Continuously Callable @100	1,200	1,344
New Jersey Educational Facilities Authority Revenue Series B, 5.00%, 9/1/36, Continuously Callable @100	5,000	5,362
Series F, 5.00%, 7/1/47, Continuously Callable @100	3,000	3,073
New Jersey Health Care Facilities Financing Authority Revenue, 5.00%, 10/1/38, Continuously Callable @100	2,250	2,457
New Jersey Health Care Facilities Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 7/1/46, Continuously Callable @100	1,250	1,326

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Jersey Transportation Trust Fund Authority Revenue 5.25%, 6/15/43, Continuously Callable @100	$4,000	$4,432
Series A, 5.00%, 12/15/36, Continuously Callable @100	2,125	2,345
Series AA, 5.25%, 6/15/41, Continuously Callable @100	2,000	2,120
Series AA, 4.00%, 6/15/50, Continuously Callable @100	3,000	3,050
Series BB, 4.00%, 6/15/50, Continuously Callable @100	15,000	15,267
New Jersey Turnpike Authority Revenue, Series A, 4.00%, 1/1/51, Continuously Callable @100	1,000	1,060
South Jersey Transportation Authority Revenue, Series A, 4.00%, 11/1/50, Continuously Callable @100	7,000	7,239
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 6/1/46, Continuously Callable @100	3,000	3,258
		106,258
New Mexico (0.4%):
New Mexico Hospital Equipment Loan Council Revenue, Series LA, 5.00%, 7/1/49, Continuously Callable @102	8,625	9,070
Winrock Town Center Tax Increment Development District Tax Allocation, 4.25%, 5/1/40, Continuously Callable @103 (c)	670	621
		9,691
New York (2.5%):
Allegany County Capital Resource Corp. Revenue, Series A, 5.00%, 12/1/52, Continuously Callable @100	4,000	4,196
City of New York, GO, Series 2, 0.71%, 4/1/42, Continuously Callable @100 (e)	1,000	1,000
Metropolitan Transportation Authority Revenue Series A, 11/15/32 (d)	5,000	3,587
Series A-2, 5.00%, 11/15/45, (Put Date 5/15/30) (b)	5,490	6,260
New York Liberty Development Corp. Revenue 5.25%, 10/1/35	16,130	19,666
2.80%, 9/15/69, Continuously Callable @100	1,500	1,414
New York State Dormitory Authority Revenue Series A, 4.00%, 9/1/50, Continuously Callable @100	3,000	2,907
Series D, 4.00%, 2/15/47, Continuously Callable @100	5,000	5,189
New York State Thruway Authority Revenue, Series A, 5.00%, 1/1/51, Continuously Callable @100	2,000	2,122
Triborough Bridge & Tunnel Authority Revenue Series A, 11/15/31 (d)	5,000	3,773
Series A, 11/15/32 (d)	3,000	2,175
Series B, 11/15/32 (d)	2,500	1,827
TSASC, Inc. Revenue, Series A, 5.00%, 6/1/41, Continuously Callable @100	1,000	1,085
		55,201
North Carolina (0.2%):
North Carolina Medical Care Commission Revenue 5.00%, 1/1/49, Continuously Callable @104	2,725	2,911
Series A, 4.00%, 10/1/50, Continuously Callable @103	1,000	1,044
		3,955
North Dakota (0.6%):
City of Grand Forks Revenue, 4.00%, 12/1/51, Continuously Callable @100	2,375	2,435
County of Ward Revenue, Series C, 5.00%, 6/1/43, Continuously Callable @100	7,500	8,032

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
University of North Dakota Certificate of Participation, Series A, 4.00%, 6/1/51, Continuously Callable @100	$1,500	$1,597
		12,064
Ohio (2.5%):
City of Centerville Revenue, 5.25%, 11/1/47, Continuously Callable @100	2,700	2,860
City of Middleburg Heights Revenue, Series A, 4.00%, 8/1/47, Continuously Callable @100	2,000	2,051
County of Cuyahoga Revenue, 4.75%, 2/15/47, Continuously Callable @100	9,000	9,705
County of Franklin Revenue, Series B, 5.00%, 7/1/45, Continuously Callable @103	5,000	5,469
County of Hamilton Revenue, 5.00%, 1/1/51, Continuously Callable @100	2,500	2,594
County of Lucas Revenue, 5.25%, 11/15/48, Continuously Callable @100	6,000	6,722
County of Montgomery Revenue 4.00%, 11/15/42, Continuously Callable @100	2,500	2,587
4.00%, 11/15/45, Continuously Callable @100	2,000	2,052
County of Ross Revenue 5.00%, 12/1/44, Continuously Callable @100	3,100	3,502
5.00%, 12/1/49, Continuously Callable @100	6,000	6,748
Ohio Higher Educational Facility Commission Revenue, 5.25%, 1/1/48, Continuously Callable @104	1,000	897
Ohio Turnpike & Infrastructure Commission Revenue, 5.25%, 2/15/33, Continuously Callable @100	2,000	2,059
State of Ohio Revenue 4.00%, 11/15/40, Continuously Callable @100	655	684
Series A, 4.00%, 1/15/50, Continuously Callable @100	7,000	7,249
		55,179
Oklahoma (1.2%):
Comanche County Hospital Authority Revenue, Series A, 5.00%, 7/1/32, Continuously Callable @100	4,200	4,222
Norman Regional Hospital Authority Revenue, 4.00%, 9/1/45, Continuously Callable @100	4,250	4,330
Oklahoma Development Finance Authority Revenue, Series B, 5.50%, 8/15/57, Continuously Callable @100	4,250	4,541
Oklahoma Municipal Power Authority Revenue, Series A, 4.00%, 1/1/47, Continuously Callable @100	10,000	10,391
Tulsa County Industrial Authority Revenue, 5.25%, 11/15/45, Continuously Callable @102	2,000	2,127
		25,611
Oregon (0.5%):
City of Keizer Special Assessment, 5.20%, 6/1/31, Continuously Callable @100	770	772
Deschutes County Hospital Facilities Authority Revenue, 4.00%, 1/1/46, Continuously Callable @100	2,000	2,025
Medford Hospital Facilities Authority Revenue, Series A, 4.00%, 8/15/50, Continuously Callable @100	3,800	4,016
Oregon State Facilities Authority Revenue, Series A, 4.00%, 10/1/51, Continuously Callable @100	1,000	1,016
Salem Hospital Facility Authority Revenue, 5.00%, 5/15/53, Continuously Callable @102	1,000	1,059

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Yamhill County Hospital Authority Revenue 5.00%, 11/15/51, Continuously Callable @102	$1,180	$1,174
Series B-2, 2.13%, 11/15/27, Continuously Callable @100	1,000	897
Series B-3, 1.75%, 11/15/26, Continuously Callable @100	1,000	910
		11,869
Pennsylvania (9.0%):
Adams County General Authority Revenue, 4.00%, 8/15/45, Continuously Callable @100	7,400	7,685
Allegheny County Hospital Development Authority Revenue, 5.00%, 4/1/47, Continuously Callable @100	6,500	7,193
Allegheny County Sanitary Authority Revenue, 5.00%, 6/1/43, Continuously Callable @100	3,170	3,610
Allentown Commercial & IDA Revenue, 6.25%, 7/1/47, Continuously Callable @100 (c)	5,000	5,089
Altoona Area School District, GO (INS — Build America Mutual Assurance Co.) 5.00%, 12/1/45, Pre-refunded 12/1/25 @ 100	1,000	1,103
5.00%, 12/1/48, Pre-refunded 12/1/25 @ 100	300	331
Armstrong School District, GO Series A, 4.00%, 3/15/38, Continuously Callable @100	1,000	1,054
Series A, 4.00%, 3/15/41, Continuously Callable @100	2,250	2,362
Berks County IDA Revenue 5.00%, 5/15/48, Continuously Callable @102	1,000	1,059
5.00%, 11/1/50, Continuously Callable @100	8,500	8,752
Bucks County IDA Revenue, 4.00%, 8/15/50, Continuously Callable @100	3,000	3,040
Canon Mcmillan School District, GO 4.00%, 6/1/48, Continuously Callable @100	4,605	4,834
4.00%, 6/1/50, Continuously Callable @100	6,065	6,366
Chester County IDA Revenue, Series A, 5.25%, 10/15/47, Continuously Callable @100	3,250	3,385
Commonwealth Financing Authority Revenue, 5.00%, 6/1/35, Continuously Callable @100	500	556
Commonwealth of Pennsylvania Certificate of Participation, Series A, 5.00%, 7/1/43, Continuously Callable @100	1,000	1,116
County of Lehigh Revenue, 4.00%, 7/1/49, Continuously Callable @100	15,000	15,760
Delaware County Authority Revenue, 5.00%, 10/1/39, Continuously Callable @100	2,250	2,538
Delaware River Joint Toll Bridge Commission Revenue, 5.00%, 7/1/47, Continuously Callable @100	5,000	5,459
Lancaster IDA Revenue, 4.00%, 7/1/51, Continuously Callable @103	1,000	962
Montgomery County Higher Education & Health Authority Revenue 4.00%, 9/1/49, Continuously Callable @100	2,500	2,545
4.00%, 9/1/51, Continuously Callable @100	3,500	3,554
Montgomery County IDA Revenue 5.00%, 12/1/48, Continuously Callable @102	2,000	2,131
5.00%, 12/1/49, Continuously Callable @103	2,000	2,170
Northampton County General Purpose Authority Revenue 4.00%, 8/15/40, Continuously Callable @100	4,000	4,079
5.00%, 8/15/48, Continuously Callable @100	2,440	2,646
Northeastern Pennsylvania Hospital & Education Authority Revenue 5.00%, 5/1/44, Continuously Callable @100	1,000	1,087
5.00%, 5/1/49, Continuously Callable @100	1,350	1,459

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pennsylvania Economic Development Financing Authority Revenue 4.00%, 7/1/46, Continuously Callable @103	$1,000	$1,042
Series A, 4.00%, 10/15/51, Continuously Callable @100	2,320	2,410
Pennsylvania Higher Educational Facilities Authority Revenue Series A, 5.25%, 7/15/33, Pre-refunded 7/15/23 @ 100	1,970	2,059
Series A, 5.50%, 7/15/38, Pre-refunded 7/15/23 @ 100	2,750	2,882
Series A, 4.00%, 7/15/46, Continuously Callable @100	2,025	2,069
Pennsylvania Turnpike Commission Revenue 5.00%, 12/1/37, Continuously Callable @100	1,000	1,110
Series A, 4.00%, 12/1/49, Continuously Callable @100	5,000	5,143
Series A-1, 5.00%, 12/1/46, Continuously Callable @100	3,000	3,185
Series A-1, 5.00%, 12/1/47, Continuously Callable @100	4,000	4,388
Series A-2, 5.00%, 12/1/33, Continuously Callable @100	1,250	1,416
Series B, 5.00%, 6/1/39, Continuously Callable @100	8,000	8,667
Series B, 5.00%, 12/1/43, Continuously Callable @100	5,000	5,602
Series B, 5.25%, 12/1/44, Continuously Callable @100	10,000	10,605
Series B, 4.00%, 12/1/51, Continuously Callable @100	1,500	1,546
Series B, 4.00%, 12/1/51, Continuously Callable @100	3,345	3,521
Series B, 4.00%, 12/1/53, Continuously Callable @100	5,645	5,931
Series B-1, 5.00%, 6/1/42, Continuously Callable @100	4,000	4,385
Philadelphia School District, GO, Series A, 5.00%, 9/1/44, Continuously Callable @100	10,000	11,313
Pittsburgh Water & Sewer Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 9/1/44, Continuously Callable @100	5,000	5,679
Reading School District, GO (INS — Build America Mutual Assurance Co.), Series A, 4.00%, 4/1/44, Continuously Callable @100	1,055	1,131
School District of Philadelphia, GO Series B, 5.00%, 9/1/43, Continuously Callable @100	2,500	2,791
Series F, 5.00%, 9/1/37, Continuously Callable @100	1,000	1,090
Scranton School District, GO (INS — Build America Mutual Assurance Co.), Series E, 4.00%, 12/1/37, Continuously Callable @100	1,025	1,087
The School District of Philadelphia, GO Series F, 5.00%, 9/1/38, Pre-refunded 9/1/26 @ 100	10	11
Series F, 5.00%, 9/1/38, Continuously Callable @100	1,990	2,168
Wilkes-Barre Area School District, GO (INS — Build America Mutual Assurance Co.) 4.00%, 4/15/49, Continuously Callable @100	750	790
5.00%, 4/15/59, Continuously Callable @100	3,000	3,390
		197,336
Puerto Rico (0.1%):
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Authority Revenue, 5.38%, 4/1/42, Continuously Callable @100	2,000	2,004
Rhode Island (0.1%):
Rhode Island Health & Educational Building Corp. Revenue, 6.00%, 9/1/33, Pre-refunded 9/1/23 @ 100	2,000	2,123
Rhode Island Housing & Mortgage Finance Corp. Revenue, Series 15-A, 6.85%, 10/1/24, Continuously Callable @100	180	180
		2,303

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
South Carolina (0.4%):
City of Rock Hill Combined Utility System Revenue, Series A, 4.00%, 1/1/49, Continuously Callable @100	$2,500	$2,585
Patriots Energy Group Revenue Series A, 4.00%, 6/1/46, Continuously Callable @100	1,000	1,049
Series A, 4.00%, 6/1/51, Continuously Callable @100	1,000	1,042
South Carolina Jobs-Economic Development Authority Revenue 5.00%, 11/15/47, Continuously Callable @103	1,850	2,017
5.00%, 4/1/54, Continuously Callable @103	1,000	1,063
4.00%, 4/1/54, Continuously Callable @103	1,165	1,127
		8,883
South Dakota (0.0%): (i)
Educational Enhancement Funding Corp. Revenue, Series B, 5.00%, 6/1/27, Pre-refunded 6/1/23 @ 100	500	519
Tennessee (0.6%):
Greeneville Health & Educational Facilities Board Revenue, 5.00%, 7/1/44, Continuously Callable @100	2,000	2,211
Johnson City Health & Educational Facilities Board Revenue, 5.00%, 8/15/42, Continuously Callable @100	2,000	2,020
Metropolitan Government Nashville & Davidson Country Health & Educational Facilities Board Revenue, 4.00%, 10/1/51, Continuously Callable @100	1,000	940
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue 5.00%, 10/1/45, Continuously Callable @100	1,500	1,583
5.00%, 7/1/46, Continuously Callable @100	4,000	4,261
Metropolitan Nashville Airport Authority Revenue, Series A, 4.00%, 7/1/54, Continuously Callable @100	2,000	2,062
		13,077
Texas (16.3%):
Arlington Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund) 4.00%, 8/15/43, Continuously Callable @100	10,000	10,561
4.00%, 8/15/44, Continuously Callable @100	2,170	2,241
Series A, 5.00%, 2/15/41, Continuously Callable @100	3,000	3,275
Series A, 5.00%, 12/1/53, Continuously Callable @100	7,200	7,650
Bexar County Health Facilities Development Corp. Revenue 5.00%, 7/15/42, Continuously Callable @105	600	637
4.00%, 7/15/45, Continuously Callable @100	8,450	8,289
Capital Area Housing Finance Corp. Revenue (LOC-Deutsche Bank A.G.), Series 2021-XF1131, 0.76%, 12/1/61, Callable 12/1/38 @ 100 (c) (e)	5,000	5,000
Central Texas Regional Mobility Authority Revenue 4.00%, 1/1/41, Continuously Callable @100	5,000	5,122
5.00%, 1/1/42, Pre-refunded 1/1/23 @ 100	2,500	2,567
Series A, 5.00%, 1/1/45, Pre-refunded 7/1/25 @ 100	3,500	3,823
Central Texas Turnpike System Revenue Series A, 5.00%, 8/15/41, Pre-refunded 8/15/22 @ 100	3,850	3,906
Series C, 5.00%, 8/15/42, Continuously Callable @100	6,500	6,794
Central Texas Turnpike System Revenue (INS — AMBAC Assurance Corp.), Series A, 8/15/30 (d)	18,530	14,604
See notes to financial statements.

23

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Arlington Special Tax (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 2/15/48, Continuously Callable @100	$7,500	$8,134
City of Corpus Christi Utility System Revenue, 4.00%, 7/15/39, Continuously Callable @100	5,900	6,144
City of Garland Texas Electric Utility System Revenue, Series A, 4.00%, 3/1/51, Continuously Callable @100	1,000	1,064
City of Houston Hotel Occupancy Tax & Special Revenue, 5.00%, 9/1/40, Continuously Callable @100	3,715	3,914
City of Laredo Waterworks & Sewer System Revenue, 4.00%, 3/1/41, Continuously Callable @100	700	729
Clifton Higher Education Finance Corp. Revenue 6.00%, 8/15/33, Continuously Callable @100	1,000	1,047
6.00%, 8/15/43, Continuously Callable @100	2,750	2,874
Clifton Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund) 5.00%, 8/15/39, Continuously Callable @100	4,250	4,508
4.00%, 8/15/44, Continuously Callable @100	11,000	11,674
5.00%, 8/15/48, Continuously Callable @100	10,000	11,257
County of Bexar Revenue 4.00%, 8/15/44, Continuously Callable @100	500	523
4.00%, 8/15/49, Continuously Callable @100	1,700	1,753
Del Mar College District, GO, Series A, 5.00%, 8/15/48, Continuously Callable @100	6,500	7,103
Everman Independent School District, GO (NBGA — Texas Permanent School Fund), 4.00%, 2/15/50, Continuously Callable @100	4,500	4,762
Grand Parkway Transportation Corp. Revenue, 4.00%, 10/1/49, Continuously Callable @100	2,000	2,090
Greater Texas Cultural Education Facilities Finance Corp. Revenue, 4.00%, 3/1/50, Continuously Callable @100	2,000	2,128
Harris County Cultural Education Facilities Finance Corp. Revenue, 5.00%, 6/1/38, Continuously Callable @100	6,100	6,210
Harris County Hospital District Revenue, 4.00%, 2/15/42, Continuously Callable @100	15,000	15,457
Houston Higher Education Finance Corp. Revenue, Series A, 5.00%, 9/1/42, Pre-refunded 9/1/22 @ 100	10,000	10,160
Karnes County Hospital District Revenue, 5.00%, 2/1/44, Continuously Callable @100	6,000	6,237
Kerrville Health Facilities Development Corp. Revenue, 5.00%, 8/15/35, Continuously Callable @100	1,900	2,039
Matagorda County Navigation District No. 1 Revenue 4.00%, 6/1/30, Continuously Callable @100	6,000	6,104
4.00%, 6/1/30, Continuously Callable @100	9,615	9,779
Midlothian Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/47, Continuously Callable @100	15,000	16,787
New Hope Cultural Education Facilities Finance Corp. Revenue 2.25%, 7/1/47 (j)	6,000	5,141
5.00%, 4/1/48, Pre-refunded 4/1/26 @ 100	1,250	1,389
4.00%, 11/1/55, Continuously Callable @103	1,250	1,269
2.00%, 11/15/61, Continuously Callable @105 (h)	10,315	6,289
Series A-1, 7.50%, 11/15/37	410	379
Series A-2, 7.50%, 11/15/36	2,565	2,379

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Hope Cultural Education Facilities Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/48, Continuously Callable @100	$1,000	$1,122
North Texas Tollway Authority Revenue 5.00%, 1/1/48, Continuously Callable @100	2,000	2,199
5.00%, 1/1/50, Continuously Callable @100	1,750	1,921
Series B, 9/1/37, Pre-refunded 9/1/31 @ 64.1040 (d)	3,000	1,461
Series B, 5.00%, 1/1/45, Continuously Callable @100	5,000	5,307
North Texas Tollway Authority Revenue (INS — National Public Finance Guarantee Corp.), Series B, 5.00%, 1/1/48, Continuously Callable @100	5,000	5,457
Port of Port Arthur Navigation District Revenue Series B, 0.51%, 4/1/40, Continuously Callable @100 (e)	16,400	16,400
Series C, 0.54%, 4/1/40, Continuously Callable @100 (e)	3,770	3,770
Princeton Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/48, Continuously Callable @100	7,000	7,951
Prosper Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/48, Continuously Callable @100	15,000	17,023
Red River Education Finance Corp. Revenue 4.00%, 6/1/41, Continuously Callable @100	2,000	2,043
5.50%, 10/1/46, Continuously Callable @100	3,000	3,288
San Antonio Education Facilities Corp. Revenue, 4.00%, 4/1/54, Continuously Callable @100	1,000	1,008
Tarrant County Cultural Education Facilities Finance Corp. Revenue 5.00%, 11/15/46, Continuously Callable @100	1,000	1,094
Series B, 5.00%, 11/15/46, Continuously Callable @100	7,000	7,551
Series B, 5.00%, 7/1/48, Continuously Callable @100	10,000	11,249
Tarrant County Cultural Education Facilities Finance Corp. Revenue Series A, 11/15/45 (j)	4,500	1,564
Series B, 11/15/36 (j)	3,600	1,251
Texas Municipal Gas Acquisition & Supply Corp. III Revenue, 5.00%, 12/15/32	2,000	2,252
Texas Transportation Commission Revenue, 5.00%, 8/1/57, Continuously Callable @100	5,000	5,459
Uptown Development Authority Tax Allocation 5.00%, 9/1/37, Continuously Callable @100	4,365	4,582
5.00%, 9/1/40, Continuously Callable @100	2,490	2,606
Series A, 5.00%, 9/1/39, Continuously Callable @100	1,645	1,744
Waco Educational Finance Corp. Revenue, 4.00%, 3/1/51, Continuously Callable @100	4,000	4,202
West Harris County Regional Water Authority Revenue 4.00%, 12/15/45, Continuously Callable @100	1,600	1,721
4.00%, 12/15/49, Continuously Callable @100	3,945	4,213
Ysleta Independent School District, GO (NBGA — Texas Permanent School Fund), 4.00%, 8/15/52, Continuously Callable @100	5,000	5,324
		357,554
Utah (0.2%):
Military Installation Development Authority Revenue Series A-1, 4.00%, 6/1/41, Continuously Callable @103	1,500	1,305
Series A-1, 4.00%, 6/1/52, Continuously Callable @103	1,000	819
Utah Charter School Finance Authority Revenue, Series A, 4.00%, 10/15/51, Continuously Callable @100	1,550	1,650
		3,774

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Vermont (0.2%):
Vermont Economic Development Authority Revenue, 4.00%, 5/1/45, Continuously Callable @103	$1,350	$1,291
Vermont Educational & Health Buildings Financing Agency Revenue, 5.00%, 10/15/46, Continuously Callable @100	3,000	3,179
		4,470
Virginia (0.5%):
Alexandria IDA Revenue 5.00%, 10/1/45, Continuously Callable @100	2,600	2,763
5.00%, 10/1/50, Continuously Callable @100	2,400	2,542
Lewistown Commerce Center Community Development Authority Tax Allocation 3.63%, 3/1/44, Continuously Callable @103 (j)	3,486	2,719
6.05%, 3/1/44, Continuously Callable @103	1,623	1,498
Series C, 0.50%, 3/1/54, Continuously Callable @100 (j)	5,697	855
		10,377
Washington (1.2%):
King County Public Hospital District No. 1, GO, 5.00%, 12/1/43, Continuously Callable @100	9,000	10,211
King County Public Hospital District No. 2, GO, Series A, 4.00%, 12/1/45, Continuously Callable @100	4,000	4,217
Washington Health Care Facilities Authority Revenue, 4.00%, 7/1/42, Continuously Callable @100	5,500	5,697
Washington Higher Education Facilities Authority Revenue, 4.00%, 5/1/50, Continuously Callable @100	1,250	1,316
Washington State Housing Finance Commission Revenue 5.00%, 1/1/43, Continuously Callable @102 (c)	3,055	3,322
Series A-1, 3.50%, 12/20/35	988	973
		25,736
West Virginia (0.1%):
West Virginia Hospital Finance Authority Revenue, 5.00%, 1/1/43, Continuously Callable @100	2,000	2,212
Wisconsin (3.4%):
City of Kaukauna Electric System Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 12/15/35, Pre-refunded 12/15/22 @ 100	7,800	8,006
Public Finance Authority Revenue 5.25%, 5/15/42, Continuously Callable @102 (c)	2,200	2,345
5.00%, 7/1/44, Continuously Callable @100	6,000	6,655
5.00%, 11/15/44, Continuously Callable @103	460	500
4.00%, 1/1/45, Continuously Callable @100	1,500	1,530
5.00%, 7/1/47, Continuously Callable @100	1,000	1,029
5.00%, 6/15/49, Continuously Callable @100 (c)	520	533
5.00%, 6/15/49, Continuously Callable @100	1,480	1,605
5.00%, 11/15/49, Continuously Callable @103	2,400	2,603
4.00%, 2/1/51, Continuously Callable @100	1,500	1,557
4.00%, 10/1/51, Continuously Callable @103	2,185	2,225
4.00%, 1/1/52, Continuously Callable @103	2,350	2,430
5.00%, 7/1/52, Continuously Callable @100	1,000	1,028
5.00%, 6/15/53, Continuously Callable @100	1,000	1,082

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 6/15/54, Continuously Callable @100 (c)	$455	$465
Series A, 5.25%, 10/1/43, Continuously Callable @100	3,090	3,376
Series A, 4.00%, 10/1/47, Continuously Callable @100	4,740	4,846
Series A, 4.00%, 10/1/49, Continuously Callable @100	11,000	11,284
Series A, 4.00%, 7/1/51, Continuously Callable @100	1,000	937
Series A, 4.00%, 7/1/56, Continuously Callable @100	2,250	2,254
Series A-1, 4.00%, 7/1/51, Continuously Callable @100 (c)	2,870	2,880
Public Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 7/1/54, Continuously Callable @100	1,285	1,415
5.00%, 7/1/58, Continuously Callable @100	1,500	1,650
Wisconsin Health & Educational Facilities Authority Revenue 4.00%, 1/1/47, Continuously Callable @103	120	110
5.00%, 7/1/49, Continuously Callable @100	1,000	1,081
5.00%, 3/15/50, Continuously Callable @100	1,175	1,294
4.00%, 12/1/51, Continuously Callable @100	500	468
4.00%, 1/1/57, Continuously Callable @103	3,000	2,608
Series A, 5.00%, 9/15/50, Pre-refunded 9/15/23 @ 100	5,000	5,226
Series B, 4.00%, 9/15/45, Continuously Callable @103	475	469
Series B, 5.00%, 9/15/45, Continuously Callable @100	1,000	1,012
		74,503
Total Municipal Bonds (Cost $2,142,120)		2,172,478
Total Investments (Cost $2,142,120) — 98.9%		2,172,478
Other assets in excess of liabilities — 1.1%		23,592
NET ASSETS — 100.00%		$2,196,070

(a)  Variable or Floating-Rate Security. Rate disclosed is as of March 31, 2022.

(b)  Put Bond.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of March 31, 2022, the fair value of these securities was $69,149 thousands and amounted to 3.1% of net assets.

(d)  Zero-coupon bond.

(e)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)  Stepped-coupon security converts to coupon form on 8/1/24 with a rate of 5.95%.

(g)  Stepped-coupon security converts to coupon form on 8/1/24 with a rate of 6.05%.

(h)  Stepped-coupon security coupon converts from 2% to 5% on 11/15/26.

(i)  Amount represents less than 0.05% of net assets.

(j)  Currently the issuer is in default with respect to interest and/or principal payments.

AMBAC — American Municipal Bond Assurance Corporation

See notes to financial statements.

27

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022 bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

IDA — Industrial Development Authority

LOC — Letter of Credit

MUNIPSA — Municipal Swap Index

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

28

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

USAA Tax Exempt Long-Term Fund
Assets:
Investments, at value (Cost $2,142,120)	$2,172,478
Cash	327
Receivables:
Interest	24,517
Capital shares issued	2,085
From Adviser	5
Prepaid expenses	30
Total Assets	2,199,442
Liabilities:
Payables:
Distributions	883
Capital shares redeemed	1,385
Accrued expenses and other payables:
Investment advisory fees	617
Administration fees	284
Custodian fees	24
Transfer agent fees	60
Compliance fees	1
Trustees' fees	1
12b-1 fees	— (a)
Other accrued expenses	117
Total Liabilities	3,372
Net Assets:
Capital	2,261,048
Total accumulated earnings/(loss)	(64,978)
Net Assets	$2,196,070
Net Assets
Fund Shares	$2,127,775
Institutional Shares	64,506
Class A	3,789
Total	$2,196,070
Shares (unlimited number of shares authorized with no par value):
Fund Shares	164,731
Institutional Shares	4,995
Class A	294
Total	170,020
Net asset value, offering and redemption price per share: (b)
Fund Shares	$12.92
Institutional Shares	$12.91
Class A	$12.90
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$13.20

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

29

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2022

(Amounts in Thousands)

USAA Tax Exempt Long-Term Fund
Investment Income:
Interest	$77,738
Total Income	77,738
Expenses:
Investment advisory fees	7,223
Administration fees — Fund Shares	3,590
Administration fees — Institutional Shares	9
Administration fees — Class A	6
Sub-Administration fees	28
12b-1 fees — Class A	9
Custodian fees	98
Transfer agent fees — Fund Shares	625
Transfer agent fees — Institutional Shares	9
Transfer agent fees — Class A	4
Trustees' fees	50
Compliance fees	16
Legal and audit fees	56
State registration and filing fees	59
Interfund lending fees	— (a)
Other expenses	269
Recoupment of prior expenses waived/reimbursed by Adviser	23
Total Expenses	12,074
Expenses waived/reimbursed by Adviser	(35)
Net Expenses	12,039
Net Investment Income (Loss)	65,699
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(33,056)
Net change in unrealized appreciation/depreciation on investment securities	(102,892)
Net realized/unrealized gains (losses) on investments	(135,948)
Change in net assets resulting from operations	$(70,249)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

30

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Long-Term Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$65,699	$75,115
Net realized gains (losses)	(33,056)	(731)
Net change in unrealized appreciation/depreciation	(102,892)	87,771
Change in net assets resulting from operations	(70,249)	162,155
Distributions to Shareholders:
Fund Shares	(65,256)	(74,812)
Institutional Shares	(271)	(88	)(a)
Class A	(96)	(232)
Change in net assets resulting from distributions to shareholders	(65,623)	(75,132)
Change in net assets resulting from capital transactions	(86,235)	(79,868)
Change in net assets	(222,107)	7,155
Net Assets:
Beginning of period	2,418,177	2,411,022
End of period	$2,196,070	$2,418,177

(a)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

(continues on next page)

See notes to financial statements.

31

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Tax Exempt Long-Term Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$139,630	$184,740
Distributions reinvested	55,245	62,179
Cost of shares redeemed	(337,291)	(332,780)
Total Fund Shares	$(142,416)	$(85,861)
Institutional Shares
Proceeds from shares issued	$65,362	$6,625	(a)
Distributions reinvested	242	75	(a)
Cost of shares redeemed	(4,889)	(1,210	)(a)
Total Institutional Shares	$60,715	$5,490
Class A
Proceeds from shares issued	$836	$8,389
Distributions reinvested	83	79
Cost of shares redeemed	(5,453)	(7,965)
Total Class A	$(4,534)	$503
Change in net assets resulting from capital transactions	$(86,235)	$(79,868)
Share Transactions:
Fund Shares
Issued	10,107	13,640
Reinvested	4,019	4,599
Redeemed	(24,748)	(24,772)
Total Fund Shares	(10,622)	(6,533)
Institutional Shares
Issued	4,939	487	(a)
Reinvested	18	5	(a)
Redeemed	(366)	(88	)(a)
Total Institutional Shares	4,591	404
Class A
Issued	63	625
Reinvested	6	6
Redeemed	(393)	(595)
Total Class A	(324)	36
Change in Shares	(6,355)	(6,093)

(a)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

See notes to financial statements.

32

This page is intentionally left blank.

33

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Tax Exempt Long-Term Fund
Fund Shares
Year Ended March 31:
2022	$13.71	0.38	(d)	(0.79)	(0.41)	(0.38)	(0.38)
2021	$13.21	0.42	(d)	0.50	0.92	(0.42)	(0.42)
2020	$13.28	0.45	(d)	(0.07)	0.38	(0.45)	(0.45)
2019	$13.21	0.49		0.07	0.56	(0.49)	(0.49)
2018	$13.25	0.51		(0.03)	0.48	(0.52)	(0.52)
Institutional Shares
Year Ended March 31, 2022	$13.71	0.39	(d)	(0.81)	(0.42)	(0.38)	(0.38)
June 29, 2020 (e) through March 31, 2021	$13.40	0.31	(d)	0.32	0.63	(0.32)	(0.32)
Class A
Year Ended March 31:
2022	$13.69	0.35	(d)	(0.79)	(0.44)	(0.35)	(0.35)
2021	$13.19	0.40	(d)	0.50	0.90	(0.40)	(0.40)
2020	$13.26	0.43	(d)	(0.08)	0.35	(0.42)	(0.42)
2019	$13.19	0.46		0.08	0.54	(0.47)	(0.47)
2018	$13.23	0.48		(0.04)	0.44	(0.48)	(0.48)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, for Fund Shares and Class A, and June 29, 2020, for Institutional Shares, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

†  Does not include acquired fund fees and expenses, if any.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Commencement of operations.

(f)  Prior to August 1, 2017, USAA Asset Management Company ("AMCO") (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of Class A to 0.80% of Class A average daily net assets.

See notes to financial statements.

34

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses**^†(b)		Net Investment Income (Loss)(b)	Gross Expenses†(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Tax Exempt Long-Term Fund
Fund Shares
Year Ended March 31:
2022	$12.92	(3.15)%	0.50%		2.73%	0.50%	$2,127,775	10%
2021	$13.71	7.00%	0.47%		3.13%	0.48%	$2,404,178	21%
2020	$13.21	2.74%	0.48%		3.36%	0.48%	$2,403,342	24%
2019	$13.28	4.39%	0.48%		3.73%	0.48%	$2,362,819	13%
2018	$13.21	3.62%	0.47%		3.83%	0.47%	$2,358,955	14%
Institutional Shares
Year Ended March 31, 2022	$12.91	(3.16)%	0.44%		2.92%	0.65%	$64,506	10%
June 29, 2020 (e) through March 31, 2021	$13.71	4.71%	0.44%		3.03%	0.98%	$5,533	21%
Class A
Year Ended March 31:
2022	$12.90	(3.33)%	0.69%		2.56%	1.11%	$3,789	10%
2021	$13.69	6.80%	0.67%		2.94%	1.08%	$8,466	21%
2020	$13.19	2.53%	0.70%		3.15%	1.01%	$7,680	24%
2019	$13.26	4.16%	0.70%		3.51%	0.94%	$7,745	13%
2018	$13.19	3.36%	0.74	%(f)	3.57%	0.92%	$8,577	14%

See notes to financial statements.

35

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Long-Term Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$2,172,478	$—	$2,172,478
Total	$—	$2,172,478	$—	$2,172,478

For the year ended March 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Gains or losses realized on sales of securities are recorded on the identified cost basis.

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

For the year ended March 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$89,900	$103,725	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$232,559	$222,085

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended March 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper General & Insured Municipal Debt Funds Index. The Lipper General & Insured Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper General & Insured Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper General & Insured Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2021, to March 31, 2022, performance adjustments were $484, less than $1, and less than $(1) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.02%, less than 0.01%, and (0.01)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended March 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended March 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended March 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2022, the expense limits (excluding voluntary waivers) were 0.48%, 0.44%, and 0.70% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of March 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at March 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$14	$62	$35	$111

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended March 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London Interbank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement)

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended March 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$3,998	1	0.57%	$3,998

*  For the year ended March 31, 2022, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2022		Year Ended March 31, 2021
Distributions Paid From		Distributions Paid From
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$65,623	$65,623	$75,132	$75,132

As of March 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax Exempt Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$9,776	$(5,690)	$4,086	$(97,149)	$28,085	$(64,978)

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and defaulted bond adjustments.

As of March 31, 2022, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$15,382	$81,767	$97,149

As of March 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,144,393	$73,278	$(45,193)	$28,085

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Long-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Long-Term Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2022

45

USAA Mutual Funds Trust	Supplemental Information March 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

46

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13/-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13/-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

47

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

48

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

49

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

*Erin Wagner (February 1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present).
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox (September 1976)	Deputy Chief Compliance Officer	July 2021	Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

*  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

50

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021, through March 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/21	Actual Ending Account Value 3/31/22	Hypothetical Ending Account Value 3/31/22	Actual Expenses Paid During Period 10/1/21- 3/31/22*	Hypothetical Expenses Paid During Period 10/1/21- 3/31/22*	Annualized Expense Ratio During Period 10/1/21- 3/31/22
Fund Shares	$1,000.00	$946.80	$1,022.39	$2.48	$2.57	0.51%
Institutional Shares	1,000.00	946.30	1,022.74	2.14	2.22	0.44%
Class A	1,000.00	945.80	1,021.44	3.40	3.53	0.70%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

51

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2022 (amounts in thousands):

Tax Exempt Distributions
$65,623

52

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Tax Exempt Long-Term Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder

53

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2021.

1  The Adviser previously agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

54

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

55

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

56

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

40858-0522

March 31, 2022

Annual Report

USAA Tax Exempt Intermediate-Term Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	46
Statement of Operations	47
Statements of Changes in Net Assets	48
Financial Highlights	50
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	61
Supplemental Information (Unaudited)	62
Trustee and Officer Information	62
Proxy Voting and Portfolio Holdings Information	67
Expense Examples	67
Additional Federal Income Tax Information	68
Advisory Contract Renewal	69
Liquidity Risk Management Program	72
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

(Unaudited)

Dear Shareholder,

Just as the calendar year ended, investors were quickly reminded that financial markets go up and down. A host of worries have recently conspired to disturb the markets. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle. And, of course, we're all watching a terrible war unfold in Eastern Europe. All these issues have ratcheted up uncertainties and market volatility in both stock and bond markets.

Given these concerns, it's no surprise that sentiment has turned negative and investors have become more focused on risk management and downside protection. We believe it's important to look back at financial markets through a wider lens. Despite the recent turmoil and the headwinds of the past year — including new COVID-19 variants, disruptions among global supply chains, and rising interest rates — the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again delivered positive annual total returns during the annual reporting period.

Still, underlying this positive performance were interesting differences among investment styles and market capitalizations. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the first half of our annual reporting period, while the reverse was true during the back half of the year (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for future higher interest rates and corresponding higher borrowing costs?

There were other notable subplots, too. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as we all sought to grasp the potential of their emerging blockchain technologies. Also intriguing was how the biotech sector struggled mightily for much of the past year despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, and other commodities (including gold) helped fuel returns in some investors' diversified portfolios. These were just a few of the themes of the past year.

Despite the recent pullback, the S&P 500 Index still registered an impressive annual total return of nearly 16% for the 12-month period ended March 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 58 basis points (a basis point is 1/100th of a percentage point), thanks to the Fed's stated intentions to shift to a less accommodative monetary policy. This was evidenced in March 2022 when the Fed raised the target federal funds rate by 25 basis points, the first rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 2.32%.

Although we were encouraged by another resilient year for financial markets, we fully acknowledge that unusual events of recent times — as well as the heightened volatility of early 2022 — may make investors uneasy. However, our experience managing portfolios through various economic cycles (including more than one unusual market crisis) has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. We are already facing a new and less accommodative Fed, which has unequivocally stated its intent to harness the recent elevated inflation readings. As a result, we believe interest rates appear ready to increase further. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors are now navigating. There will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we look forward to helping you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

USAA Mutual Funds Trust

USAA Tax Exempt Intermediate-Term Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

Tax-exempt bonds, as measured by the Bloomberg Municipal Bond Index, generated negative returns during the 12-month reporting period ended March 31, 2022, due largely to rising municipal bond yields in the last quarter of the fiscal year. (Bond prices and yields move in opposite directions.)

The reporting period began with the municipal market fighting the headwinds of potentially higher U.S. Treasury rates and inflation, but with several notable tailwinds in support to include: heavy fund flows into tax-exempt mutual funds, investor expectations of increasing tax rates, and stimulus money flowing to municipal borrowers. During the first three quarters of the fiscal year, the Bloomberg Municipal Bond Index returned 1.87%.

The municipal market turned meaningfully negative in the first quarter of 2022. The Bloomberg Municipal Bond Index returned -6.23% for the quarter. The negative returns were driven by a material increase in Treasury and AAA Municipal Bond yields. These rates rose significantly in response to the U.S. Federal Reserve's initiation of monetary tightening. Negative returns were also driven by significant outflows of assets from municipal bond mutual funds.

At the end of the reporting period, the yield on the Bloomberg Municipal Bond Index was 2.60%, which was notably higher than at the start of the fiscal year (1.18% on March 31, 2021). While the increase in rates detracted from performance during this fiscal year, we believe the higher rates should drive higher returns over the long-term.

•  How did the USAA Tax Exempt Intermediate-Term Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the reporting period ended March 31, 2022, the Fund Shares, Institutional Shares, and Class A had a total return (at net asset value) of -3.86%, -3.78%, and -4.10%, respectively, versus an average return of -3.87% amongst the funds in the Lipper Intermediate Municipal Debt Funds category. This compares to returns of -3.96% for the Lipper Intermediate Municipal Debt Funds Index, and -4.21% for the Bloomberg Municipal 1-15 Years Blend Index.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to

USAA Mutual Funds Trust

USAA Tax Exempt Intermediate-Term Fund (continued)

Manager's Commentary (continued)

recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of intermediate-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

USAA Mutual Funds Trust

USAA Tax Exempt Intermediate-Term Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended March 31, 2022

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	3/19/82	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Municipal 1-15 Years Blend Index[1]	Lipper Intermediate Municipal Debt Funds Index[2]
One Year	–3.86%	–3.78%	–4.10%	–6.27%	–4.21%	–3.96%
Five Year	2.72%	NA	2.48%	2.02%	2.12%	2.11%
Ten Year	2.84%	NA	2.59%	2.35%	2.40%	2.29%
Since Inception	NA	0.12%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Intermediate-Term Fund — Growth of $10,000

1The unmanaged Bloomberg 1-15 Years Municipal Blend Index is a market value-weighted index which covers the short and intermediate components of the Bloomberg Barclays Municipal Bond Index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

2The unmanaged Lipper Intermediate Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Intermediate Municipal Debt Funds category. This index does not include the effect of sales charges, commmissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	March 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide interest income that is exempt from federal income tax.

Top 10 Industries:

March 31, 2022

(% of Net Assets)

General	19.7%
Medical	19.7%
Transportation	11.8%
General Obligation	6.3%
Higher Education	6.2%
Nursing Homes	5.3%
Power	4.1%
Development	3.9%
School District	3.9%
Education	3.7%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (99.2%)
Alabama (1.8%):
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, 5.00%, 2/1/36, Continuously Callable @100	$8,000	$8,857
Lower Alabama Gas District Revenue Series A, 5.00%, 9/1/27	5,000	5,461
Series A, 5.00%, 9/1/28	7,000	7,732
Series A, 5.00%, 9/1/34	35,000	39,991
Montgomery Medical Clinic Board Revenue 5.00%, 3/1/33, Continuously Callable @100	5,955	6,326
5.00%, 3/1/36, Continuously Callable @100	1,750	1,850
Southeast Energy Authority A Cooperative District Revenue, Series B, 4.00%, 12/1/51, (Put Date 12/1/31), Callable 9/1/31 @100.62 (a)	10,000	10,757
The Health Care Authority of the City of Huntsville Revenue Series B1, 4.00%, 6/1/39, Continuously Callable @100	2,000	2,111
Series B1, 4.00%, 6/1/40, Continuously Callable @100	2,555	2,688
		85,773
Arizona (2.1%):
Arizona Health Facilities Authority Revenue, 2.36% (MUNIPSA+185bps), 2/1/48, (Put Date 2/1/23) (a) (b)	30,000	30,357
Arizona IDA Revenue 4.00%, 12/15/41, Continuously Callable @100 (c)	955	936
Series A, 4.00%, 7/1/41, Continuously Callable @100	750	751
Series B, 4.00%, 7/1/41, Continuously Callable @100	600	603
City of Phoenix Civic Improvement Corp. Revenue (INS — National Public Finance Guarantee Corp.) 5.50%, 7/1/24	3,270	3,489
5.50%, 7/1/25	2,115	2,312
Maricopa County IDA Revenue 1.08% (MUNIPSA+57bps), 1/1/35, (Put Date 10/18/24) (a) (b)	2,280	2,285
5.00%, 7/1/39, Continuously Callable @100 (c)	2,000	2,130
4.00%, 7/1/41, Continuously Callable @100 (c)	1,250	1,225
Tempe IDA Revenue, Series A, 4.00%, 12/1/38, Continuously Callable @102	2,690	2,724
The City of Phoenix IDA Revenue 3.75%, 7/1/24	3,465	3,505
5.00%, 7/1/34, Continuously Callable @100	11,100	11,469
5.00%, 7/1/36, Continuously Callable @100	1,675	1,749
5.00%, 10/1/36, Continuously Callable @100	4,250	4,657
The County of Pima IDA Revenue, 4.00%, 6/15/41, Continuously Callable @100 (c)	3,500	3,316
The Pima County IDA Revenue 4.13%, 6/15/29, Continuously Callable @100 (c)	4,900	4,914
4.00%, 4/1/40, Continuously Callable @100	1,350	1,420
4.00%, 4/1/41, Continuously Callable @100	1,690	1,777
The Prima County IDA Revenue 4.00%, 6/15/22 (c)	250	251
Series A, 4.50%, 6/1/30, Continuously Callable @100	2,680	2,691

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
The Yavapai County IDA Revenue 0.95%, 4/1/29, (Put Date 6/1/22) (a)	$15,000	$15,000
4.00%, 8/1/38, Continuously Callable @100	1,000	1,048
		98,609
Arkansas (0.8%):
Arkansas Development Finance Authority Revenue 5.00%, 9/1/37, Continuously Callable @100	1,000	1,141
5.00%, 9/1/38, Continuously Callable @100	1,000	1,139
5.00%, 9/1/39, Continuously Callable @100	1,000	1,137
5.00%, 9/1/40, Continuously Callable @100	1,045	1,186
2.06% (MUNIPSA+155bps), 9/1/44, (Put Date 9/1/22), Callable 5/13/22 @100 (a) (b)	29,000	29,126
University of Arkansas — Pulaski Technical College Revenue (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/30, Continuously Callable @100	4,290	4,623
		38,352
California (5.0%):
Anaheim Public Financing Authority Revenue Series A, 5.00%, 5/1/28, Pre-refunded 5/1/24 @100	500	531
Series A, 5.00%, 5/1/29, Pre-refunded 5/1/24 @100	500	532
Series A, 5.00%, 5/1/30, Pre-refunded 5/1/24 @100	1,000	1,063
Bay Area Toll Authority Revenue 1.61% (MUNIPSA+110bps), 4/1/45, (Put Date 4/1/24), Callable 10/1/23 @100 (a) (b)	17,000	17,200
1.41% (MUNIPSA+90bps), 4/1/45, (Put Date 5/1/23), Callable 11/1/22 @100 (a) (b)	10,000	10,100
California Health Facilities Financing Authority Revenue, 2.00%, 10/1/36, (Put Date 10/1/25), Callable 10/1/25 @100 (a)	8,500	8,453
California School Finance Authority Revenue 5.00%, 8/1/31, Continuously Callable @100 (c)	450	485
5.00%, 8/1/31, Pre-refunded 8/1/25 @100 (c)	50	55
5.00%, 8/1/36, Continuously Callable @100 (c)	1,450	1,554
5.00%, 8/1/36, Pre-refunded 8/1/25 @100 (c)	150	164
California State Public Works Board Revenue Series A, 5.00%, 3/1/25, Continuously Callable @100	1,250	1,287
Series A, 5.00%, 3/1/26, Continuously Callable @100	1,365	1,405
Series B, 5.00%, 10/1/31, Continuously Callable @100	11,465	12,274
Series G, 5.00%, 11/1/28, Continuously Callable @100	7,000	7,133
California State University Revenue 5.00%, 11/1/29, Pre-refunded 11/1/24 @100	9,835	10,589
5.00%, 11/1/29, Pre-refunded 11/1/24 @100	165	178
Series A, 5.00%, 11/1/33, Continuously Callable @100	10,000	10,968
California Statewide Communities Development Authority Revenue 5.00%, 5/15/32, Continuously Callable @100	1,250	1,370
5.00%, 5/15/33, Continuously Callable @100	2,000	2,192
5.00%, 5/15/34, Continuously Callable @100	1,250	1,367
5.00%, 5/15/35, Continuously Callable @100	2,000	2,185

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Cerritos Community College District, GO Series D, 2.21%, 8/1/25	$1,510	$1,403
Series D, 2.46%, 8/1/27	1,000	878
Series D, 2.52%, 8/1/28	1,000	853
Chula Vista Municipal Financing Authority Special Tax Series B, 5.00%, 9/1/27, Continuously Callable @100	1,520	1,657
Series B, 5.00%, 9/1/28, Continuously Callable @100	1,700	1,853
Series B, 5.00%, 9/1/29, Continuously Callable @100	1,785	1,944
Series B, 5.00%, 9/1/30, Continuously Callable @100	2,635	2,869
Series B, 5.00%, 9/1/31, Continuously Callable @100	2,095	2,280
City & County of San Francisco Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8059, 0.91%, 12/1/52, Callable 5/13/22 @100 (c) (e)	21,700	21,700
City of Irvine Special Assessment, 5.00%, 9/2/29, Callable 9/2/23 @100	1,000	1,042
City of Los Angeles Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8067, 0.91%, 10/1/58, Callable 4/18/22 @100 (c) (e)	10,500	10,500
City of San Diego Tobacco Settlement Revenue Funding Corp. Revenue, Series C, 4.00%, 6/1/32, Continuously Callable @100	705	724
City of Tulare Sewer Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 11/15/32, Continuously Callable @100	1,605	1,759
5.00%, 11/15/33, Continuously Callable @100	1,570	1,719
5.00%, 11/15/34, Continuously Callable @100	3,655	3,995
5.00%, 11/15/35, Continuously Callable @100	2,340	2,552
County of Los Angeles Certificate of Participation, 5.00%, 3/1/23	1,300	1,342
El Camino Community College District, GO Series C, 2.36%, 8/1/26	6,810	6,150
Series C, 2.46%, 8/1/27	7,665	6,727
Series C, 2.51%, 8/1/28	5,500	4,694
Foothill-Eastern Transportation Corridor Agency Revenue (INS — Assured Guaranty Municipal Corp.), 1/15/35 (d)	5,500	3,541
Fresno Joint Powers Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 4/1/32, Continuously Callable @100	1,000	1,129
Series A, 5.00%, 4/1/35, Continuously Callable @100	1,000	1,125
Series A, 5.00%, 4/1/36, Continuously Callable @100	420	472
Golden State Tobacco Securitization Corp. Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 2.30%, 6/1/25	46,605	43,347
Pittsburg Successor Agency Redevelopment Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 9/1/27, Continuously Callable @100	3,500	3,880
Series A, 5.00%, 9/1/28, Continuously Callable @100	2,640	2,926
Sacramento City Financing Authority Revenue (LIQ — Deutsche Bank A.G.), Series XG0100, 0.57%, 12/1/33 (c) (e)	4,400	4,400
San Diego Public Facilities Financing Authority Revenue Series A, 5.00%, 10/15/33, Continuously Callable @100	1,635	1,787
Series A, 5.00%, 10/15/34, Continuously Callable @100	1,000	1,091
Series A, 5.00%, 10/15/35, Continuously Callable @100	1,250	1,361
Series B, 5.00%, 10/15/30, Continuously Callable @100	775	848
Series B, 5.00%, 10/15/31, Continuously Callable @100	1,000	1,094
Series B, 5.00%, 10/15/32, Continuously Callable @100	1,000	1,094
		235,821

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Colorado (2.2%):
Adams & Arapahoe Joint School District 28J Aurora, GO, 1.20%, 12/1/22	$5,000	$4,960
Colorado Health Facilities Authority Revenue 5.00%, 6/1/28, Pre-refunded 6/1/23 @100	2,750	2,855
5.00%, 12/1/28, Continuously Callable @100	1,000	1,075
5.00%, 12/1/29, Continuously Callable @100	1,500	1,611
5.00%, 6/1/31, Pre-refunded 6/1/25 @100	2,310	2,522
5.00%, 6/1/32, Pre-refunded 6/1/25 @100	2,000	2,184
5.00%, 6/1/33, Pre-refunded 6/1/25 @100	2,470	2,697
5.00%, 6/1/34, Pre-refunded 6/1/27 @100	4,455	5,052
5.00%, 6/1/34, Pre-refunded 6/1/25 @100	6,385	6,971
5.00%, 6/1/35, Pre-refunded 6/1/27 @100	2,000	2,268
5.00%, 6/1/35, Pre-refunded 6/1/25 @100	3,385	3,696
5.00%, 12/1/35, Continuously Callable @100	4,000	4,276
5.00%, 6/1/36, Pre-refunded 6/1/27 @100	4,000	4,536
Series A, 4.00%, 8/1/38, Continuously Callable @100	1,000	1,040
Series A, 4.00%, 8/1/39, Continuously Callable @100	1,250	1,289
Series A, 4.00%, 11/1/39, Continuously Callable @100	3,500	3,707
Series A, 4.00%, 12/1/40, Continuously Callable @103	2,000	2,115
Denver Health & Hospital Authority Revenue Series A, 5.00%, 12/1/34, Continuously Callable @100 (c)	7,355	8,085
Series A, 4.00%, 12/1/37, Continuously Callable @100	1,250	1,298
Series A, 4.00%, 12/1/38, Continuously Callable @100	1,250	1,294
Series A, 4.00%, 12/1/39, Continuously Callable @100	1,000	1,034
Park Creek Metropolitan District Revenue 5.00%, 12/1/32, Continuously Callable @100	1,250	1,360
5.00%, 12/1/34, Continuously Callable @100	1,000	1,083
Regional Transportation District Certificate of Participation Series A, 5.00%, 6/1/29, Continuously Callable @100	7,585	7,841
Series A, 5.00%, 6/1/30, Continuously Callable @100	14,175	14,650
Series A, 5.00%, 6/1/31, Continuously Callable @100	15,005	15,504
		105,003
Connecticut (4.0%):
City of Bridgeport, GO Series B, 5.00%, 8/15/27	4,485	5,096
Series B, 5.00%, 8/15/27	180	205
Series B, 5.00%, 8/15/27	335	381
City of New Haven, GO Series A, 5.00%, 8/1/28	1,000	1,144
Series A, 5.50%, 8/1/30, Continuously Callable @100	1,000	1,169
Series A, 5.50%, 8/1/32, Continuously Callable @100	1,200	1,397
Series A, 5.50%, 8/1/36, Continuously Callable @100	1,810	2,092
City of New Haven, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 8/15/30, Continuously Callable @100	1,000	1,104
Series A, 5.00%, 8/15/32, Continuously Callable @100	1,000	1,103
Series A, 5.00%, 8/15/33, Continuously Callable @100	1,000	1,101
Series A, 5.00%, 8/15/34, Continuously Callable @100	1,350	1,484
City of West Haven, GO 4.00%, 9/15/36, Continuously Callable @100	1,500	1,602

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series B, 5.00%, 11/1/32, Continuously Callable @100	$400	$444
Series B, 5.00%, 11/1/37, Continuously Callable @100	350	387
Connecticut State Health & Educational Facilities Authority Revenue 5.00%, 7/1/32, Continuously Callable @100	1,950	2,145
5.00%, 7/1/34, Continuously Callable @100	725	798
5.00%, 7/1/35, Continuously Callable @100	1,170	1,287
5.00%, 7/1/36, Continuously Callable @100	1,125	1,237
5.00%, 7/1/37, Continuously Callable @100	1,275	1,400
Series A, 5.00%, 7/1/33, Continuously Callable @100	2,000	2,233
Series A, 4.00%, 7/1/38, Continuously Callable @100	2,000	2,108
Series A, 4.00%, 7/1/38, Continuously Callable @100	7,000	7,261
Series A, 4.00%, 7/1/39, Continuously Callable @100	2,000	2,098
Series E, 5.00%, 7/1/34, Continuously Callable @100	10,000	10,601
Harbor Point Infrastructure Improvement District Tax Allocation, 5.00%, 4/1/30, Continuously Callable @100 (c)	10,000	10,992
Metropolitan District, GO 5.00%, 7/15/33, Continuously Callable @100	750	852
5.00%, 7/15/34, Continuously Callable @100	1,000	1,134
5.00%, 7/15/35, Continuously Callable @100	750	849
5.00%, 7/15/36, Continuously Callable @100	1,000	1,130
4.00%, 7/15/37, Continuously Callable @100	1,000	1,054
State of Connecticut Special Tax Revenue 5.00%, 1/1/34, Continuously Callable @100	20,000	22,626
5.00%, 1/1/35, Continuously Callable @100	20,000	22,565
Series B, 5.00%, 10/1/37, Continuously Callable @100	6,000	6,797
Series B, 5.00%, 10/1/38, Continuously Callable @100	4,000	4,525
State of Connecticut, GO Series A, 5.00%, 4/15/33, Continuously Callable @100	5,000	5,697
Series A, 5.00%, 4/15/34, Continuously Callable @100	5,575	6,329
Series A, 5.00%, 4/15/35, Continuously Callable @100	5,000	5,661
Series A, 4.00%, 4/15/37, Continuously Callable @100	1,825	1,956
Series C, 5.00%, 6/15/33, Continuously Callable @100	1,100	1,255
Series C, 5.00%, 6/15/34, Continuously Callable @100	2,625	2,985
Series C, 5.00%, 6/15/35, Continuously Callable @100	2,500	2,837
Series E, 5.00%, 9/15/35, Continuously Callable @100	2,000	2,277
Series E, 5.00%, 9/15/37, Continuously Callable @100	2,000	2,264
Series G, 5.00%, 11/15/35, Continuously Callable @100	5,000	5,434
Town of Hamden, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 8/15/30, Continuously Callable @100	1,200	1,362
University of Connecticut Revenue Series A, 5.00%, 4/15/34, Continuously Callable @100	6,805	7,665
Series A, 5.00%, 4/15/35, Continuously Callable @100	6,500	7,306
Series A, 5.00%, 4/15/36, Continuously Callable @100	11,175	12,544
		187,973
District of Columbia (0.2%):
District of Columbia Revenue 5.00%, 7/1/23	200	206
6.00%, 7/1/33, Pre-refunded 7/1/23 @100	1,280	1,347
5.00%, 7/1/39, Continuously Callable @100	800	883
4.00%, 7/1/39, Continuously Callable @100	1,000	1,031

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Metropolitan Washington Airports Authority Dulles Toll Road Revenue 4.00%, 10/1/35, Continuously Callable @100	$1,000	$1,052
4.00%, 10/1/36, Continuously Callable @100	1,250	1,313
4.00%, 10/1/37, Continuously Callable @100	1,500	1,572
4.00%, 10/1/38, Continuously Callable @100	1,000	1,047
Washington Convention & Sports Authority Revenue Series A, 4.00%, 10/1/38, Continuously Callable @100	1,250	1,367
Series A, 4.00%, 10/1/39, Continuously Callable @100	500	547
Series A, 4.00%, 10/1/40, Continuously Callable @100	750	816
		11,181
Florida (6.2%):
Alachua County Health Facilities Authority Revenue, 4.00%, 10/1/40, Continuously Callable @103	700	719
Broward County Tourist Development Tax Revenue, 4.00%, 9/1/37, Continuously Callable @100	16,215	17,540
City of Cape Coral Water & Sewer Revenue 4.00%, 10/1/35, Continuously Callable @100	1,485	1,595
4.00%, 10/1/36, Continuously Callable @100	1,400	1,497
4.00%, 10/1/37, Continuously Callable @100	3,000	3,192
City of Jacksonville Revenue, 5.00%, 10/1/28, Continuously Callable @100	3,500	3,556
City of Pompano Beach Revenue 3.50%, 9/1/35, Continuously Callable @103	3,345	3,206
4.00%, 9/1/40, Continuously Callable @103	2,500	2,509
Series A, 4.00%, 9/1/36, Continuously Callable @103	1,050	1,065
Series A, 4.00%, 9/1/41, Continuously Callable @103	1,215	1,218
Series B-1, 2.00%, 1/1/29	3,300	3,053
City of Port St. Lucie Special Assessment 4.00%, 7/1/31, Continuously Callable @100	3,195	3,381
4.00%, 7/1/32, Continuously Callable @100	2,000	2,111
4.00%, 7/1/33, Continuously Callable @100	2,785	2,931
City of Port St. Lucie Utility System Revenue, 4.00%, 9/1/31, Continuously Callable @100	1,000	1,076
City of Tampa Revenue Series A, 3.66%, 9/1/36, Continuously Callable @80	700	415
Series A, 3.67%, 9/1/37, Continuously Callable @77	700	400
Series A, 3.77%, 9/1/38, Continuously Callable @74	850	460
Series A, 3.82%, 9/1/39, Continuously Callable @71	700	362
Series A, 3.87%, 9/1/40, Continuously Callable @67	850	420
Series B, 4.00%, 7/1/38, Continuously Callable @100	350	370
Series B, 4.00%, 7/1/39, Continuously Callable @100	700	739
Cityplace Community Development District Special Assessment (INS — Assured Guaranty Municipal Corp.) 5/1/33 (f)	3,470	3,309
5/1/38, Continuously Callable @100 (i)	7,900	7,749
County of Broward FL Tourist Development Tax Revenue 4.00%, 9/1/39, Continuously Callable @100	1,535	1,651
4.00%, 9/1/40, Continuously Callable @100	5,440	5,834
County of Lee Airport Revenue, 5.00%, 10/1/33, Continuously Callable @100	4,000	4,335
See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Lee Revenue 5.00%, 10/1/23	$2,500	$2,618
5.00%, 10/1/24	2,700	2,899
County of Lee Tourist Development Tax Revenue Series B, 4.00%, 10/1/36, Continuously Callable @100	4,685	5,031
Series B, 4.00%, 10/1/37, Continuously Callable @100	4,970	5,322
Series B, 4.00%, 10/1/38, Continuously Callable @100	5,230	5,589
County of Miami-Dade Florida Water & Sewer System Revenue 4.00%, 10/1/41, Continuously Callable @100	1,500	1,614
4.00%, 10/1/42, Continuously Callable @100	2,000	2,153
County of Miami-Dade Seaport Department Revenue Series B-2, 4.00%, 10/1/41, Continuously Callable @100	10,000	10,662
Series B-2, 4.00%, 10/1/43, Continuously Callable @100	12,140	12,878
County of St Lucie Sales Tax Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 10/1/28, Pre-refunded 10/1/23 @100	7,370	7,712
Escambia County Health Facilities Authority Revenue 5.00%, 8/15/33, Continuously Callable @100	1,400	1,598
5.00%, 8/15/35, Continuously Callable @100	1,290	1,465
5.00%, 8/15/40, Continuously Callable @100	2,900	3,251
Florida Development Finance Corp. Revenue 4.00%, 11/15/37, Continuously Callable @100	2,000	2,134
4.00%, 11/15/38, Continuously Callable @100	1,800	1,903
4.00%, 11/15/39, Continuously Callable @100	1,500	1,576
Series A, 5.00%, 6/15/35, Continuously Callable @100	1,000	1,086
Series A, 5.00%, 6/15/40, Continuously Callable @100	1,650	1,778
Florida Higher Educational Facilities Financial Authority Revenue 5.00%, 10/1/35, Continuously Callable @100	1,250	1,399
5.00%, 10/1/36, Continuously Callable @100	1,000	1,117
4.00%, 10/1/37, Continuously Callable @100	1,000	1,035
4.00%, 10/1/38, Continuously Callable @100	750	776
5.00%, 3/1/39, Continuously Callable @100	7,055	7,712
4.00%, 10/1/39, Continuously Callable @100	800	826
Halifax Hospital Medical Center Revenue 5.00%, 6/1/35, Pre-refunded 6/1/25 @100	2,325	2,532
5.00%, 6/1/36, Continuously Callable @100	2,750	2,979
Lake County School Board Certificate of Participation (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 6/1/29, Pre-refunded 6/1/24 @100	1,250	1,329
Series A, 5.00%, 6/1/30, Pre-refunded 6/1/24 @100	2,225	2,367
Lee County IDA Revenue 5.00%, 10/1/28, Pre-refunded 10/1/22 @100	7,245	7,384
5.00%, 11/15/39, Continuously Callable @103	1,500	1,670
Lee County School Board Certificate of Participation, Series A, 5.00%, 8/1/28, Continuously Callable @100	3,750	3,994
Lee Memorial Health System Revenue, Series A-1, 4.00%, 4/1/37, Continuously Callable @100	5,000	5,233
Miami Beach Health Facilities Authority Revenue, 5.00%, 11/15/29, Pre-refunded 11/15/22 @100	6,560	6,711
Miami-Dade County Expressway Authority Revenue Series A, 5.00%, 7/1/28, Continuously Callable @100	10,000	10,072

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 5.00%, 7/1/29, Continuously Callable @100	$7,000	$7,050
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,000	1,058
Series A, 5.00%, 7/1/30, Continuously Callable @100	1,610	1,703
Series A, 5.00%, 7/1/31, Continuously Callable @100	1,255	1,327
Series A, 5.00%, 7/1/32, Continuously Callable @100	2,000	2,114
Series A, 5.00%, 7/1/33, Continuously Callable @100	2,000	2,113
Series A, 5.00%, 7/1/34, Continuously Callable @100	2,000	2,113
Series B, 5.00%, 7/1/30, Continuously Callable @100	2,000	2,115
Series B, 5.00%, 7/1/31, Continuously Callable @100	2,000	2,115
Miami-Dade County Health Facilities Authority Revenue 5.00%, 8/1/27, Pre-refunded 8/1/23 @100	4,750	4,949
5.00%, 8/1/28, Pre-refunded 8/1/23 @100	4,950	5,157
5.00%, 8/1/29, Pre-refunded 8/1/23 @100	5,250	5,470
5.00%, 8/1/30, Pre-refunded 8/1/23 @100	3,500	3,647
5.00%, 8/1/31, Pre-refunded 8/1/23 @100	5,780	6,022
Orange County Health Facilities Authority Revenue, Series A, 5.00%, 10/1/35, Continuously Callable @100	4,000	4,388
Osceola County School Board Certificate of Participation, Series A, 5.00%, 6/1/28, Pre-refunded 6/1/23 @100	3,055	3,169
Palm Beach County Educational Facilities Authority Revenue, 4.00%, 10/1/41, Continuously Callable @100	3,695	3,808
Palm Beach County Health Facilities Authority Revenue 5.00%, 11/15/23, Continuously Callable @100	7,595	7,625
Series B, 4.00%, 11/15/41, Continuously Callable @103	250	264
Pinellas County Educational Facilities Authority Revenue 4.00%, 10/1/22	1,080	1,094
4.00%, 10/1/23, Continuously Callable @100	1,415	1,431
5.00%, 10/1/27, Continuously Callable @100	1,895	1,922
Pinellas County IDA Revenue, 5.00%, 7/1/29	900	946
School District of Broward County Certificate of Participation Series A, 5.00%, 7/1/29, Continuously Callable @100	2,000	2,181
Series A, 5.00%, 7/1/30, Continuously Callable @100	2,000	2,181
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation, Series A-1, 5.00%, 3/1/30, Continuously Callable @100 (c)	3,195	3,368
St. Lucie County School Board Certificate of Participation Series A, 5.00%, 7/1/25, Continuously Callable @100	2,045	2,121
Series A, 5.00%, 7/1/26, Continuously Callable @100	1,500	1,555
Volusia County Educational Facility Authority Revenue Series B, 5.00%, 10/15/28, Continuously Callable @100	1,000	1,074
Series B, 5.00%, 10/15/29, Continuously Callable @100	1,000	1,073
Series B, 5.00%, 10/15/30, Continuously Callable @100	1,500	1,610
Series B, 5.00%, 10/15/32, Continuously Callable @100	1,560	1,674
		291,535
Georgia (3.0%):
Appling County Development Authority Revenue 0.56%, 9/1/29, Continuously Callable @100 (e)	2,800	2,800
0.56%, 9/1/41, Continuously Callable @100 (e)	17,400	17,400
Cobb County Development Authority Revenue, Series A, 2.25%, 4/1/33, (Put Date 10/1/29) (a)	4,975	4,855

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
George L Smith II Congress Center Authority Revenue, 4.00%, 1/1/36, Continuously Callable @100	$1,000	$996
Glynn-Brunswick Memorial Hospital Authority Revenue 4.00%, 8/1/36, Continuously Callable @100	1,840	1,944
4.00%, 8/1/37, Continuously Callable @100	1,500	1,580
Main Street Natural Gas, Inc. Revenue 4.00%, 8/1/48, (Put Date 12/1/23) (a)	15,000	15,423
Series A, 5.00%, 5/15/36	2,000	2,369
Series A, 5.00%, 5/15/37	1,500	1,787
Series A, 5.00%, 5/15/38	2,500	2,993
Series A, 4.00%, 9/1/52, (Put Date 12/1/29), Callable 9/1/29 @100.28 (a)	25,000	26,428
Private Colleges & Universities Authority Revenue, Series C, 5.25%, 10/1/27, Continuously Callable @100	2,000	2,029
Savannah Hospital Authority Revenue, 4.00%, 7/1/39, Continuously Callable @100	2,500	2,598
The Burke County Development Authority Revenue 2.20%, 10/1/32, Continuously Callable @100	1,850	1,650
0.56%, 11/1/48, Continuously Callable @100 (e)	14,700	14,700
Series 1, 0.53%, 7/1/49, Continuously Callable @100 (e)	8,000	8,000
Series A, 1.50%, 1/1/40, (Put Date 2/3/25) (a)	6,500	6,288
The Burke County Development Authority Revenue (NBGA — Southern Co.), 0.48%, 11/1/52, Continuously Callable @100 (e)	11,900	11,900
The Development Authority of Monroe County Revenue 0.56%, 4/1/32, Continuously Callable @100 (e)	8,600	8,600
0.56%, 11/1/48, Continuously Callable @100 (e)	5,700	5,700
		140,040
Guam (0.4%):
Guam Government Waterworks Authority Revenue 5.00%, 7/1/28, Continuously Callable @100	1,000	1,030
5.25%, 7/1/33, Pre-refunded 7/1/23 @100	3,000	3,128
5.00%, 7/1/36, Continuously Callable @100	1,250	1,353
5.00%, 7/1/36, Continuously Callable @100	1,000	1,098
Series A, 5.00%, 7/1/23	750	775
Series A, 5.00%, 7/1/24	600	632
Series A, 5.00%, 7/1/25, Continuously Callable @100	750	790
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,000	1,051
Guam Power Authority Revenue Series A, 5.00%, 10/1/29, Continuously Callable @100	1,000	1,052
Series A, 5.00%, 10/1/30, Continuously Callable @100	1,000	1,052
Series A, 5.00%, 10/1/31, Continuously Callable @100	695	731
Guam Power Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 10/1/27, Continuously Callable @100	1,000	1,016
Series A, 5.00%, 10/1/30, Continuously Callable @100	1,000	1,015
Series A, 5.00%, 10/1/32, Continuously Callable @100	1,000	1,069
Territory of Guam Revenue Series A, 5.00%, 12/1/30, Continuously Callable @100	1,500	1,679
Series A, 5.00%, 12/1/31, Continuously Callable @100	2,000	2,234
		19,705

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Idaho (0.4%):
Idaho Health Facilities Authority Revenue 5.00%, 3/1/35, Continuously Callable @100	$5,805	$6,598
5.00%, 3/1/36, Continuously Callable @100	4,085	4,629
5.00%, 3/1/37, Continuously Callable @100	3,000	3,387
Idaho Housing & Finance Association Revenue Series A, 4.00%, 7/15/38, Continuously Callable @100	1,750	1,911
Series A, 4.00%, 7/15/39, Continuously Callable @100	1,750	1,906
		18,431
Illinois (15.4%):
Champaign County Community Unit School District No. 4 Champaign, GO 4.00%, 6/1/34, Continuously Callable @100	1,000	1,088
4.00%, 6/1/35, Continuously Callable @100	1,290	1,395
4.00%, 6/1/36, Continuously Callable @100	1,575	1,699
Chicago Board of Education, GO Series A, 2.88%, 12/1/25	1,600	1,441
Series A, 2.88%, 12/1/26	3,700	3,237
Series A, 5.00%, 12/1/37, Continuously Callable @100	2,750	2,988
Series A, 5.00%, 12/1/40, Continuously Callable @100	1,700	1,848
Series B, 4.00%, 12/1/41, Continuously Callable @100	38,575	38,826
Chicago Midway International Airport Revenue Series B, 5.00%, 1/1/27, Continuously Callable @100	6,525	6,667
Series B, 5.00%, 1/1/29, Continuously Callable @100	11,750	12,295
Series B, 5.00%, 1/1/30, Continuously Callable @100	5,175	5,413
Series B, 5.00%, 1/1/31, Continuously Callable @100	8,910	9,317
Series B, 5.00%, 1/1/32, Continuously Callable @100	6,000	6,272
Series B, 5.25%, 1/1/33, Continuously Callable @100	1,635	1,671
Series B, 4.00%, 1/1/34, Continuously Callable @100	3,500	3,639
Series B, 4.00%, 1/1/35, Continuously Callable @100	3,000	3,108
Chicago O'Hare International Airport Revenue 5.00%, 1/1/33, Continuously Callable @100	11,560	12,292
5.00%, 1/1/34, Continuously Callable @100	5,675	6,024
Series A, 4.00%, 1/1/37, Continuously Callable @100	2,000	2,100
Series A, 4.00%, 1/1/38, Continuously Callable @100	1,000	1,048
Series B, 5.25%, 1/1/29, Continuously Callable @100	13,480	13,770
Chicago O'Hare International Airport Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 1/1/28, Continuously Callable @100	3,620	3,700
5.00%, 1/1/29, Continuously Callable @100	1,500	1,533
5.13%, 1/1/30, Continuously Callable @100	2,150	2,199
Chicago Park District, GO Series F-2, 4.00%, 1/1/34, Continuously Callable @100	1,200	1,283
Series F-2, 4.00%, 1/1/36, Continuously Callable @100	1,300	1,380
Series F-2, 5.00%, 1/1/37, Continuously Callable @100	2,000	2,281
Series F-2, 4.00%, 1/1/38, Continuously Callable @100	1,750	1,851
Series F-2, 5.00%, 1/1/39, Continuously Callable @100	1,500	1,708
Series F-2, 5.00%, 1/1/40, Continuously Callable @100	1,125	1,280
Chicago Transit Authority Sales Tax Receipts Fund Revenue, Series A, 5.00%, 12/1/45, Continuously Callable @100	5,000	5,650

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Chicago Special Assessment 3.04%, 12/1/28	$270	$262
3.20%, 12/1/29	325	315
3.29%, 12/1/30	350	337
3.38%, 12/1/31	375	360
3.45%, 12/1/32	300	287
City of Chicago Wastewater Transmission Revenue 5.00%, 1/1/31, Continuously Callable @100	1,000	1,040
5.00%, 1/1/32, Continuously Callable @100	1,000	1,040
Series B, 5.00%, 1/1/35, Continuously Callable @100	8,000	8,757
Series C, 5.00%, 1/1/33, Continuously Callable @100	3,500	3,732
Series C, 5.00%, 1/1/34, Continuously Callable @100	1,000	1,064
Series C, 5.00%, 1/1/35, Continuously Callable @100	1,250	1,325
City of Chicago Waterworks Revenue 5.00%, 11/1/28, Continuously Callable @100	1,500	1,701
5.00%, 11/1/29, Continuously Callable @100	725	822
5.00%, 11/1/30, Continuously Callable @100	2,000	2,266
5.00%, 11/1/31, Continuously Callable @100	2,000	2,157
5.00%, 11/1/33, Continuously Callable @100	2,000	2,156
5.00%, 11/1/36, Continuously Callable @100	2,665	3,052
Series A-1, 5.00%, 11/1/29, Continuously Callable @100	1,000	1,133
Series A-1, 5.00%, 11/1/31, Continuously Callable @100	1,000	1,133
City of Chicago Waterworks Revenue (INS — Assured Guaranty Municipal Corp.) 5.25%, 11/1/34, Continuously Callable @100	2,105	2,414
5.25%, 11/1/35, Continuously Callable @100	1,635	1,871
Series 2017-2, 5.00%, 11/1/36, Continuously Callable @100	3,145	3,549
Series 2017-2, 5.00%, 11/1/37, Continuously Callable @100	2,500	2,819
City of Chicago, GO (INS — National Public Finance Guarantee Corp.), 2.14%, 1/1/23	30,000	29,521
City of Galesburg IL Revenue Series A, 4.00%, 10/1/36, Continuously Callable @100	1,125	1,181
Series A, 4.00%, 10/1/41, Continuously Callable @100	1,475	1,541
City of Springfield Electric Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 3/1/34, Continuously Callable @100	3,000	3,227
City of Springfield, GO, 5.00%, 12/1/30, Continuously Callable @100	8,500	9,156
County of Cook Sales Tax Revenue 4.00%, 11/15/34, Continuously Callable @100	3,750	3,959
5.00%, 11/15/35, Continuously Callable @100	7,000	7,810
5.00%, 11/15/36, Continuously Callable @100	5,000	5,575
County of Cook, GO 5.00%, 11/15/34, Continuously Callable @100	2,000	2,206
5.00%, 11/15/35, Continuously Callable @100	2,000	2,198
Series A, 5.00%, 11/15/31, Continuously Callable @100	2,500	2,771
Illinois Educational Facilities Authority Revenue 4.00%, 11/1/36, Continuously Callable @102	9,750	10,236
4.45%, 11/1/36, Continuously Callable @102	4,500	4,801
3.90%, 11/1/36, Continuously Callable @102	2,220	2,327
Illinois Finance Authority Revenue 3.25%, 5/15/22	570	571
5.00%, 2/15/27 (g) (h)	7,650	5,684

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.40%, 4/1/27, Continuously Callable @100	$1,435	$1,436
4.00%, 5/15/27	3,065	3,161
5.50%, 7/1/28, Continuously Callable @100	8,250	8,617
3.90%, 3/1/30, Continuously Callable @100	20,000	20,645
5.00%, 5/15/30, Continuously Callable @100	1,000	1,049
5.00%, 5/15/31, Continuously Callable @100	1,875	2,012
5.00%, 8/15/32, Pre-refunded 8/15/26 @100	1,500	1,669
5.00%, 8/15/33, Pre-refunded 8/15/26 @100	1,155	1,285
5.00%, 8/15/34, Pre-refunded 8/15/26 @100	1,000	1,113
5.00%, 12/1/34, Continuously Callable @100	3,500	3,825
5.00%, 5/15/35, Continuously Callable @100	1,100	1,132
5.00%, 8/15/35, Continuously Callable @100	4,000	4,308
5.00%, 10/1/35, Continuously Callable @100	600	698
4.00%, 12/1/35, Continuously Callable @100	5,000	5,153
5.00%, 5/15/36, Continuously Callable @100	1,400	1,490
4.00%, 12/1/36, Continuously Callable @100	3,000	3,091
5.00%, 2/15/37, Continuously Callable @100	1,000	1,084
5.00%, 10/1/37, Continuously Callable @100	700	813
2.45%, 10/1/39, (Put Date 10/1/29), Callable 10/1/29 @100 (a)	14,000	13,945
5.00%, 10/1/39, Continuously Callable @100	700	812
4.00%, 10/1/40, Continuously Callable @100	1,000	1,045
Series A, 4.00%, 10/1/31, Continuously Callable @100	1,000	1,071
Series A, 4.00%, 10/1/32, Continuously Callable @100	1,000	1,069
Series A, 5.00%, 9/1/34, Pre-refunded 9/1/24 @100	3,385	3,621
Series A, 4.00%, 10/1/34, Continuously Callable @100	1,000	1,060
Series A, 5.00%, 11/15/34, Continuously Callable @100	3,700	4,007
Series A, 5.00%, 11/15/35, Continuously Callable @100	3,000	3,242
Series A, 4.00%, 8/1/39, Continuously Callable @100	1,850	1,859
Series A, 4.00%, 8/1/40, Continuously Callable @100	3,780	3,793
Series A, 4.00%, 8/1/41, Continuously Callable @100	1,935	1,937
Series A, 4.00%, 8/1/43, Continuously Callable @100	2,105	2,093
Series C, 4.00%, 2/15/36, Continuously Callable @100	18,000	18,722
Illinois Municipal Electric Agency Revenue, Series A, 4.00%, 2/1/33, Continuously Callable @100	14,650	15,260
Illinois Sports Facilities Authority Revenue 5.25%, 6/15/30, Continuously Callable @100	3,000	3,193
5.00%, 6/15/30, Continuously Callable @100	1,025	1,115
5.25%, 6/15/31, Continuously Callable @100	5,000	5,317
5.25%, 6/15/32, Continuously Callable @100	5,000	5,311
Illinois State Toll Highway Authority Revenue Series A, 5.00%, 12/1/32, Continuously Callable @100	5,000	5,489
Series A, 5.00%, 1/1/34, Continuously Callable @100	5,870	6,371
Series A, 5.00%, 1/1/35, Continuously Callable @100	5,600	6,066
Series A, 5.00%, 1/1/36, Continuously Callable @100	7,000	7,561
Kane Cook & DuPage Counties School District No. U-46 Elgin, GO Series D, 5.00%, 1/1/32, Continuously Callable @100	2,800	2,930
Series D, 5.00%, 1/1/33, Continuously Callable @100	4,000	4,185
Kendall Kane & Will Counties Community Unit School District No. 308, GO 5.00%, 2/1/35, Continuously Callable @100	5,000	5,427
5.00%, 2/1/36, Continuously Callable @100	6,000	6,513

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Madison County Community Unit School District No. 7 Edwardsville, GO (INS — Build America Mutual Assurance Co.) 5.00%, 12/1/28, Continuously Callable @100	$1,210	$1,317
5.00%, 12/1/29, Continuously Callable @100	1,250	1,359
Madison-Macoupin Etc Counties Community College District No. 536, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 11/1/31, Continuously Callable @100	1,000	1,103
Series A, 5.00%, 11/1/32, Continuously Callable @100	2,000	2,201
Series A, 5.00%, 11/1/33, Continuously Callable @100	750	823
Metropolitan Pier & Exposition Authority Revenue 5.00%, 6/15/42, Continuously Callable @100	2,000	2,153
4.00%, 12/15/42, Continuously Callable @100	12,000	12,012
Metropolitan Pier & Exposition Authority Revenue (INS — Assured Guaranty Municipal Corp.), 2.80%, 6/15/26	5,000	4,448
Northern Illinois Municipal Power Agency Revenue Series A, 4.00%, 12/1/31, Continuously Callable @100	1,800	1,916
Series A, 4.00%, 12/1/32, Continuously Callable @100	2,100	2,224
Series A, 4.00%, 12/1/33, Continuously Callable @100	4,000	4,222
Series A, 4.00%, 12/1/35, Continuously Callable @100	5,000	5,226
Northern Illinois University Revenue 4.00%, 10/1/38, Continuously Callable @100	650	708
4.00%, 10/1/40, Continuously Callable @100	400	434
4.00%, 10/1/41, Continuously Callable @100	400	432
4.00%, 10/1/43, Continuously Callable @100	700	756
Northern Illinois University Revenue (INS — Build America Mutual Assurance Co.), Series B, 4.00%, 4/1/39, Continuously Callable @100	1,375	1,461
Regional Transportation Authority Revenue Series A, 4.00%, 7/1/34, Continuously Callable @100	23,160	24,752
Series A, 4.00%, 7/1/35, Continuously Callable @100	11,650	12,389
Sales Tax Securitization Corp. Revenue Series A, 4.00%, 1/1/38, Continuously Callable @100	6,310	6,717
Series A, 4.00%, 1/1/39, Continuously Callable @100	500	532
Sangamon County School District No. 186 Springfield, GO Series B, 5.00%, 2/1/24	2,660	2,799
Series B, 5.00%, 2/1/24	1,040	1,093
Series B, 5.00%, 2/1/25, Continuously Callable @100	5,765	6,060
Series B, 5.00%, 2/1/25, Pre-refunded 2/1/24 @100	1,435	1,513
Sangamon County School District No. 186 Springfield, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 2/1/26, Continuously Callable @100	4,215	4,429
State of Illinois, GO 5.25%, 2/1/31, Continuously Callable @100	9,000	9,477
Series A, 5.00%, 11/1/25	11,000	11,892
Series B, 5.00%, 10/1/28	3,000	3,341
Series B, 5.00%, 11/1/32, Continuously Callable @100	10,000	11,101
Series C, 5.00%, 11/1/29, Continuously Callable @100	6,705	7,378
Series D, 5.00%, 11/1/28, Continuously Callable @100	5,795	6,349
State of Illinois, GO (INS — Assured Guaranty Municipal Corp.) 4.00%, 2/1/30, Continuously Callable @100	7,000	7,482
Series A, 5.00%, 4/1/29, Continuously Callable @100	10,000	10,295

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
State of Illinois, GO (INS — Build America Mutual Assurance Co.), Series D, 5.00%, 11/1/25	$10,000	$10,943
University of Illinois Revenue, Series A, 4.00%, 4/1/33, Continuously Callable @100	12,475	13,128
Village of Bolingbrook, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 1/1/29, Continuously Callable @100	1,750	1,987
Series A, 5.00%, 1/1/30, Continuously Callable @100	1,500	1,702
Series A, 5.00%, 1/1/31, Continuously Callable @100	2,400	2,717
Series A, 5.00%, 1/1/32, Continuously Callable @100	2,350	2,656
Series A, 5.00%, 1/1/33, Continuously Callable @100	1,450	1,635
Series A, 5.00%, 1/1/38, Continuously Callable @100	1,500	1,681
Village of Gilberts Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 3/1/30, Continuously Callable @100	5,221	5,598
Village of Rosemont, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 12/1/25	2,010	2,191
Series A, 5.00%, 12/1/26	2,110	2,339
Volo Village Special Service Area No. 3 & 6 Special Tax (INS — Assured Guaranty Municipal Corp.) 5.00%, 3/1/34, Continuously Callable @100	2,992	3,183
4.00%, 3/1/36, Continuously Callable @100	1,250	1,270
Will County Community High School District No. 210 Lincoln-Way, GO, 4.00%, 1/1/34, Continuously Callable @100	650	696
Williamson Jackson Etc Counties Community Unit School District No. 4, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 12/1/28, Continuously Callable @100	1,835	1,995
5.00%, 12/1/29, Continuously Callable @100	1,925	2,091
5.00%, 12/1/30, Continuously Callable @100	2,025	2,199
5.00%, 12/1/34, Continuously Callable @100	6,000	6,484
		725,843
Indiana (2.2%):
City of Rockport Revenue, Series A, 3.05%, 6/1/25	5,750	5,849
Hammond Multi-School Building Corp. Revenue 5.00%, 7/15/33, Continuously Callable @100	1,165	1,320
5.00%, 7/15/34, Continuously Callable @100	1,000	1,131
5.00%, 7/15/35, Continuously Callable @100	1,250	1,412
5.00%, 7/15/38, Continuously Callable @100	3,000	3,381
Indiana Bond Bank Revenue 3.23%, 1/15/30, Continuously Callable @97	740	577
3.26%, 7/15/30, Continuously Callable @96	750	573
3.33%, 7/15/31, Continuously Callable @93	1,490	1,096
3.40%, 7/15/32, Continuously Callable @91	1,400	990
Indiana Finance Authority Revenue 3.13%, 12/1/24	6,000	6,135
1.40%, 8/1/29, Continuously Callable @100	7,000	6,036
5.00%, 9/1/30, Continuously Callable @100	1,250	1,393
5.00%, 9/1/31, Continuously Callable @100	1,500	1,671
5.00%, 11/15/33, Continuously Callable @103	2,000	2,191
4.00%, 4/1/35, Continuously Callable @100	1,210	1,270
4.00%, 4/1/36, Continuously Callable @100	1,255	1,309
4.00%, 7/1/36, Continuously Callable @100	3,660	3,846

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
4.00%, 4/1/37, Continuously Callable @100	$1,310	$1,362
4.00%, 4/1/38, Continuously Callable @100	2,045	2,120
4.00%, 7/1/38, Continuously Callable @100	4,030	4,202
5.00%, 11/15/38, Continuously Callable @103	3,000	3,270
4.00%, 4/1/39, Continuously Callable @100	1,625	1,682
4.00%, 7/1/39, Continuously Callable @100	3,605	3,759
4.00%, 4/1/40, Continuously Callable @100	2,215	2,288
4.00%, 4/1/41, Continuously Callable @100	2,305	2,371
4.00%, 4/1/42, Continuously Callable @100	2,400	2,464
4.00%, 11/15/43, Continuously Callable @100	1,905	1,902
Series A, 5.00%, 5/1/24, Pre-refunded 5/1/23 @100	1,470	1,519
Series A, 5.00%, 5/1/27, Pre-refunded 5/1/23 @100	1,200	1,240
Series A, 5.00%, 6/1/32, Continuously Callable @100	10,500	10,508
Series A, 4.00%, 11/15/41, Continuously Callable @103	8,400	8,803
Series B, 0.95%, 5/1/28, (Put Date 6/1/22) (a)	10,000	10,000
Richmond Hospital Authority Revenue, 5.00%, 1/1/35, Continuously Callable @100	6,500	6,917
		104,587
Iowa (0.5%):
City of Waverly Revenue, 2.50%, 12/31/22, Continuously Callable @100	2,000	2,006
Iowa Finance Authority Revenue Series E, 4.00%, 8/15/35, Continuously Callable @100	5,425	5,629
Series E, 4.00%, 8/15/36, Continuously Callable @100	15,105	15,631
Iowa Tobacco Settlement Authority Revenue Series A-2, 4.00%, 6/1/38, Continuously Callable @100	270	284
Series A-2, 4.00%, 6/1/39, Continuously Callable @100	300	315
Series A-2, 4.00%, 6/1/40, Continuously Callable @100	200	210
		24,075
Kansas (0.3%):
City of Manhattan Revenue, Series A, 4.00%, 6/1/36, Continuously Callable @103	1,640	1,665
City of Wichita Revenue 4.20%, 9/1/27, Continuously Callable @100	1,075	1,076
4.63%, 9/1/33, Continuously Callable @100	10,000	10,011
		12,752
Kentucky (3.3%):
City of Ashland Revenue 4.00%, 2/1/35, Continuously Callable @100	470	493
4.00%, 2/1/36, Continuously Callable @100	2,410	2,470
4.00%, 2/1/37, Continuously Callable @100	1,115	1,160
County of Trimble Revenue, 3.75%, 6/1/33, Continuously Callable @100	15,000	15,721
Kentucky Economic Development Finance Authority Revenue 5.00%, 5/15/26	6,750	6,927
5.00%, 5/15/31, Continuously Callable @100	7,205	7,414
5.00%, 5/15/36, Continuously Callable @100	2,500	2,570
Series B, 2.25%, 10/1/24	6,130	5,797
Series B-3, 1.91% (MUNIPSA+140bps), 2/1/46, (Put Date 2/1/25) (a) (b)	20,000	20,086

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Kentucky Municipal Power Agency Revenue, Series A, 3.45%, 9/1/42, (Put Date 3/1/26), Callable 9/2/25 @100 (a)	$7,000	$6,948
Kentucky Public Energy Authority Revenue Series A-1, 4.00%, 8/1/52, (Put Date 8/1/30), Callable 5/1/30 @100.38 (a)	5,000	5,359
Series A-2, 1.40%, 8/1/52, (Put Date 8/1/30), Callable 5/1/30 @100 (a)	7,500	7,379
Series B, 4.00%, 1/1/49, (Put Date 1/1/25) (a)	14,285	14,870
Series C-1, 4.00%, 12/1/49, (Put Date 6/1/25) (a)	20,000	20,868
Series C-3, 1.56% (MUNIPSA+105bps), 12/1/49, (Put Date 6/1/25) (a) (b)	20,000	20,087
Kentucky State Property & Building Commission Revenue 5.00%, 5/1/35, Continuously Callable @100	1,000	1,122
5.00%, 5/1/36, Continuously Callable @100	1,000	1,120
5.00%, 5/1/37, Continuously Callable @100	3,000	3,355
Series A, 5.00%, 2/1/32, Continuously Callable @100	2,000	2,192
Series A, 5.00%, 2/1/33, Continuously Callable @100	2,250	2,462
Series A, 4.00%, 11/1/35, Continuously Callable @100	565	597
Series A, 4.00%, 11/1/36, Continuously Callable @100	750	790
Series A, 4.00%, 11/1/37, Continuously Callable @100	750	789
Series A, 4.00%, 11/1/38, Continuously Callable @100	500	525
Louisville/Jefferson County Metropolitan Government Revenue, 1.75%, 2/1/35, (Put Date 7/1/26) (a)	5,000	4,890
		155,991
Louisiana (3.2%):
City of New Orleans Sewerage Service Revenue 5.00%, 6/1/31, Pre-refunded 6/1/25 @100	700	763
5.00%, 6/1/32, Pre-refunded 6/1/25 @100	1,150	1,253
5.00%, 6/1/34, Pre-refunded 6/1/25 @100	1,500	1,635
City of New Orleans Water System Revenue 5.00%, 12/1/33, Pre-refunded 12/1/25 @100	1,500	1,654
5.00%, 12/1/35, Pre-refunded 12/1/25 @100	1,500	1,654
City of Shreveport Water & Sewer Revenue Series B, 5.00%, 12/1/31, Continuously Callable @100	5,330	5,714
Series B, 5.00%, 12/1/32, Continuously Callable @100	5,125	5,493
City of Shreveport Water & Sewer Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 12/1/33, Continuously Callable @100	1,515	1,653
5.00%, 12/1/34, Continuously Callable @100	1,500	1,639
5.00%, 12/1/35, Continuously Callable @100	1,510	1,644
City of Shreveport Water & Sewer Revenue (INS — Build America Mutual Assurance Co.) Series C, 5.00%, 12/1/30, Continuously Callable @100	1,000	1,153
Series C, 5.00%, 12/1/31, Continuously Callable @100	2,000	2,298
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, 3.50%, 11/1/32, Continuously Callable @100	18,750	18,915
Louisiana Public Facilities Authority Revenue 5.00%, 7/1/33, Continuously Callable @100	8,940	9,657
5.00%, 7/1/33, Pre-refunded 7/1/25 @100	55	60
5.00%, 5/15/34, Continuously Callable @100	2,225	2,423
5.00%, 5/15/34, Pre-refunded 5/15/26 @100	25	28
5.00%, 5/15/34, Continuously Callable @100	2,975	3,286

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 7/1/34, Continuously Callable @100	$13,465	$14,523
5.00%, 7/1/34, Pre-refunded 7/1/25 @100	85	93
4.00%, 5/15/35, Continuously Callable @100	3,465	3,576
4.00%, 5/15/35, Pre-refunded 5/15/26 @100	35	38
5.00%, 5/15/35, Continuously Callable @100	2,000	2,202
4.00%, 5/15/36, Continuously Callable @100	1,485	1,528
4.00%, 5/15/36, Pre-refunded 5/15/26 @100	15	16
5.00%, 5/15/36, Continuously Callable @100	1,560	1,714
4.00%, 10/1/36, Continuously Callable @100	1,625	1,685
4.00%, 10/1/39, Continuously Callable @100	1,625	1,676
4.00%, 10/1/40, Continuously Callable @100	1,400	1,439
Series A, 4.00%, 12/15/32, Continuously Callable @100	2,735	2,920
Series A, 4.00%, 12/15/33, Continuously Callable @100	3,095	3,292
Louisiana Public Facilities Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/36, Pre-refunded 6/1/25 @100	2,000	2,180
Louisiana State University & Agricultural & Mechanical College Revenue Series A, 4.00%, 7/1/31, Continuously Callable @100	1,000	1,065
Series A, 4.00%, 7/1/32, Continuously Callable @100	1,000	1,063
Series A, 4.00%, 7/1/33, Continuously Callable @100	1,000	1,059
New Orleans Aviation Board Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 1/1/35, Continuously Callable @100	1,840	2,094
5.00%, 1/1/36, Continuously Callable @100	1,250	1,421
5.00%, 1/1/37, Continuously Callable @100	1,500	1,705
5.00%, 10/1/37, Continuously Callable @100	2,000	2,338
5.00%, 1/1/38, Continuously Callable @100	1,300	1,477
Parish of St. Charles Revenue, 4.00%, 12/1/40, (Put Date 6/1/22) (a)	16,750	16,807
Parish of St. John the Baptist Revenue, 2.20%, 6/1/37, (Put Date 7/1/26) (a)	6,750	6,592
Tangipahoa Parish Hospital Service District No. 1 Revenue 4.00%, 2/1/38, Continuously Callable @100	2,375	2,510
4.00%, 2/1/39, Continuously Callable @100	2,330	2,456
4.00%, 2/1/41, Continuously Callable @100	1,500	1,572
4.00%, 2/1/42, Continuously Callable @100	1,500	1,565
Tobacco Settlement Financing Corp. Revenue Series A, 5.00%, 5/15/23	5,000	5,171
Series A, 5.25%, 5/15/31, Continuously Callable @100	3,615	3,621
		150,320
Maine (0.1%):
Maine Health & Higher Educational Facilities Authority Revenue 5.00%, 7/1/24, Pre-refunded 7/1/23 @100	1,635	1,701
5.00%, 7/1/26, Pre-refunded 7/1/23 @100	1,000	1,040
5.00%, 7/1/27, Pre-refunded 7/1/23 @100	1,000	1,040
		3,781
Maryland (1.2%):
City of Gaithersburg Revenue 5.00%, 1/1/33, Continuously Callable @104	3,000	3,206
5.00%, 1/1/36, Continuously Callable @104	1,000	1,067
Howard County Housing Commission Revenue, Series A, 1.60%, 6/1/29, Continuously Callable @100	3,000	2,758

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Maryland Economic Development Corp. Revenue Series A, 5.00%, 6/1/30, Continuously Callable @100	$1,250	$1,420
Series A, 5.00%, 6/1/31, Continuously Callable @100	1,000	1,131
Series A, 5.00%, 6/1/32, Continuously Callable @100	1,000	1,128
Series A, 5.00%, 6/1/35, Continuously Callable @100	2,000	2,241
Maryland Health & Higher Educational Facilities Authority Revenue 5.50%, 1/1/29, Continuously Callable @100	1,415	1,558
5.50%, 1/1/30, Continuously Callable @100	1,750	1,926
5.50%, 1/1/31, Continuously Callable @100	1,585	1,743
5.00%, 7/1/31, Continuously Callable @100	3,190	3,443
5.00%, 7/1/32, Continuously Callable @100	6,505	7,006
5.00%, 7/1/33, Continuously Callable @100	1,000	1,074
5.00%, 7/1/33, Continuously Callable @100	3,600	3,867
5.00%, 7/1/34, Continuously Callable @100	2,500	2,681
5.00%, 7/1/34, Continuously Callable @100	2,200	2,365
5.50%, 1/1/36, Continuously Callable @100	5,000	5,449
4.00%, 1/1/38, Continuously Callable @100	865	881
4.00%, 7/1/38, Continuously Callable @100	1,500	1,565
4.00%, 7/1/39, Continuously Callable @100	1,585	1,646
4.00%, 7/1/40, Continuously Callable @100	1,645	1,702
Series A, 5.00%, 7/1/33, Continuously Callable @100	1,000	1,090
Series A, 5.00%, 7/1/34, Continuously Callable @100	1,000	1,088
Series A, 5.00%, 7/1/35, Continuously Callable @100	1,310	1,422
Series A, 5.00%, 7/1/36, Continuously Callable @100	1,000	1,083
		54,540
Massachusetts (1.5%):
Massachusetts Clean Water Trust Revenue, Series 11, 4.75%, 8/1/25, Continuously Callable @100	110	110
Massachusetts Development Finance Agency Revenue 5.00%, 7/1/30, Continuously Callable @100	2,000	2,214
5.00%, 7/1/31, Continuously Callable @100	1,675	1,854
5.00%, 7/1/32, Continuously Callable @100	1,250	1,370
4.00%, 10/1/32, Continuously Callable @105 (c)	3,600	3,821
5.00%, 4/15/33, Continuously Callable @100	2,155	2,257
5.00%, 7/1/33, Continuously Callable @100	1,250	1,365
5.00%, 7/1/34, Continuously Callable @100	1,000	1,088
5.00%, 7/1/36, Continuously Callable @100	895	990
5.00%, 7/1/36, Continuously Callable @100	1,000	1,150
5.00%, 7/1/36, Continuously Callable @100	2,000	2,192
5.00%, 7/1/37, Continuously Callable @100	1,215	1,342
5.00%, 7/1/37, Continuously Callable @100	800	919
5.00%, 10/1/37, Continuously Callable @105 (c)	1,000	1,066
5.00%, 7/1/38, Continuously Callable @100	335	370
5.00%, 7/1/38, Continuously Callable @100	600	688
4.00%, 9/1/41, Continuously Callable @100	1,010	1,055
0.92%, 7/1/49, (Put Date 1/29/26), Continuously Callable @100 (a) (c)	2,500	2,470
Series A, 5.00%, 7/1/22	1,480	1,494
Series A, 5.00%, 7/1/27, Pre-refunded 7/1/22 @100	1,720	1,737
Series A, 5.00%, 1/1/31, Continuously Callable @100	450	500
Series A, 5.00%, 1/1/32, Continuously Callable @100	645	715

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 5.00%, 1/1/33, Continuously Callable @100	$535	$592
Series A, 5.00%, 1/1/34, Continuously Callable @100	700	772
Series A, 5.00%, 1/1/35, Continuously Callable @100	735	808
Series A, 5.00%, 1/1/36, Continuously Callable @100	1,000	1,096
Series A, 5.00%, 7/1/36, Continuously Callable @100	2,000	2,242
Series A, 5.00%, 7/1/38, Continuously Callable @100	1,000	1,117
Series A, 5.00%, 7/1/39, Continuously Callable @100	2,250	2,507
Series B, 4.00%, 6/1/35, Continuously Callable @100	2,300	2,377
Series B, 4.00%, 6/1/41, Continuously Callable @100	2,750	2,808
Series E, 5.00%, 7/1/35, Continuously Callable @100	1,500	1,638
Series E, 5.00%, 7/1/36, Continuously Callable @100	1,000	1,091
Series G, 5.00%, 7/1/35, Continuously Callable @100	200	232
Series G, 5.00%, 7/1/36, Continuously Callable @100	200	231
Series G, 5.00%, 7/1/37, Continuously Callable @100	400	461
Series G, 5.00%, 7/1/38, Continuously Callable @100	300	345
Series G, 5.00%, 7/1/39, Continuously Callable @100	350	402
Series J2, 5.00%, 7/1/35, Continuously Callable @100	5,375	6,109
Series J2, 5.00%, 7/1/36, Continuously Callable @100	4,415	5,009
Series J2, 5.00%, 7/1/37, Continuously Callable @100	5,285	5,984
Series J2, 5.00%, 7/1/38, Continuously Callable @100	5,000	5,655
		72,243
Michigan (1.8%):
Detroit Downtown Development Authority Tax Allocation (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 7/1/36, Continuously Callable @100	1,000	1,056
Series A, 5.00%, 7/1/37, Continuously Callable @100	2,000	2,110
Flint Hospital Building Authority Revenue 4.00%, 7/1/32, Continuously Callable @100	2,525	2,703
4.00%, 7/1/33, Continuously Callable @100	2,620	2,795
4.00%, 7/1/34, Continuously Callable @100	2,730	2,905
4.00%, 7/1/35, Continuously Callable @100	1,635	1,736
4.00%, 7/1/38, Continuously Callable @100	1,855	1,959
Great Lakes Water Authority Water Supply System Revenue, Series D, 4.00%, 7/1/32, Continuously Callable @100	13,560	14,480
Livonia Public Schools, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 5/1/32, Continuously Callable @100	2,775	3,068
5.00%, 5/1/33, Continuously Callable @100	2,875	3,171
5.00%, 5/1/34, Continuously Callable @100	2,965	3,261
5.00%, 5/1/35, Continuously Callable @100	3,065	3,361
5.00%, 5/1/36, Continuously Callable @100	2,770	3,028
Michigan Finance Authority Revenue 5.00%, 11/1/34, Continuously Callable @100	1,000	1,149
5.00%, 11/1/35, Continuously Callable @100	1,000	1,149
4.00%, 11/15/35, Continuously Callable @100	6,000	6,322
5.00%, 11/1/36, Continuously Callable @100	1,000	1,148
4.00%, 11/15/36, Continuously Callable @100	1,000	1,047
5.00%, 11/1/37, Continuously Callable @100	1,250	1,433
4.00%, 12/1/41, Continuously Callable @100	2,375	2,406
Series 2016, 5.00%, 12/1/34, Continuously Callable @100	8,200	8,937
Series 2016, 5.00%, 12/1/35, Continuously Callable @100	4,600	4,996

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Michigan Finance Authority Revenue (NBGA — Michigan School Bond Qualification and Loan Program) Series A, 5.00%, 5/1/24	$2,000	$2,129
Series A, 5.00%, 5/1/25	1,700	1,855
Michigan State Building Authority Revenue, Series I-A, 5.00%, 10/15/29, Continuously Callable @100	3,000	3,136
Summit Academy North Revenue, 4.00%, 11/1/41, Continuously Callable @103	2,870	2,777
		84,117
Minnesota (0.2%):
City of Minneapolis Revenue, Series A, 5.00%, 11/15/36, Continuously Callable @100	5,000	5,593
Housing & Redevelopment Authority of The City of St Paul Minnesota Revenue 5.00%, 11/15/29, Pre-refunded 11/15/25 @100	1,750	1,926
5.00%, 11/15/30, Pre-refunded 11/15/25 @100	1,275	1,404
		8,923
Mississippi (0.5%):
Mississippi Business Finance Corp. Revenue, 3.20%, 9/1/28, Continuously Callable @100	6,000	5,994
Mississippi Development Bank Revenue Series A, 5.00%, 4/1/28, Continuously Callable @100	575	592
Series A, 5.00%, 4/1/28, Pre-refunded 4/1/23 @100	920	950
Mississippi Development Bank Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 9/1/30, Continuously Callable @100	6,410	6,483
Mississippi Hospital Equipment & Facilities Authority Revenue 4.00%, 1/1/36, Continuously Callable @100	2,240	2,374
4.00%, 1/1/37, Continuously Callable @100	2,260	2,384
4.00%, 1/1/39, Continuously Callable @100	1,850	1,932
4.00%, 1/1/40, Continuously Callable @100	2,675	2,783
		23,492
Missouri (1.2%):
Cape Girardeau County IDA Revenue 5.00%, 3/1/32, Continuously Callable @100	500	541
5.00%, 3/1/36, Continuously Callable @100	750	806
4.00%, 3/1/41, Continuously Callable @100	750	781
Series A, 6.00%, 3/1/33, Continuously Callable @103	2,075	2,187
Health & Educational Facilities Authority of the State of Missouri Revenue 5.00%, 2/1/29, Continuously Callable @104	1,000	1,077
5.00%, 5/1/30, Continuously Callable @100	2,310	2,385
5.00%, 5/15/32, Continuously Callable @103	1,555	1,681
5.25%, 5/1/33, Continuously Callable @100	2,350	2,433
5.00%, 2/1/34, Continuously Callable @104	2,000	2,142
5.00%, 5/15/36, Continuously Callable @103	4,565	4,908
Missouri Development Finance Board Revenue Series A, 5.00%, 6/1/30, Continuously Callable @100	1,000	1,030
Series A, 5.00%, 6/1/31, Continuously Callable @100	4,215	4,342
Missouri State Environmental Improvement & Energy Resources Authority Revenue, Series A-R, 2.90%, 9/1/33, Continuously Callable @102	25,000	24,740

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
St. Louis County IDA Revenue 5.00%, 9/1/23	$595	$608
5.50%, 9/1/33, Continuously Callable @100	2,750	2,834
Stoddard County IDA Revenue, Series B, 6.00%, 3/1/37, Continuously Callable @103	1,865	1,963
		54,458
Montana (0.2%):
City of Forsyth Revenue, 3.90%, 3/1/31, Callable 3/1/23 @100	8,500	8,608
Nebraska (0.4%):
Central Plains Energy Project Revenue, Series A, 5.00%, 9/1/36	3,550	4,138
Douglas County Hospital Authority No. 3 Revenue 5.00%, 11/1/28, Continuously Callable @100	1,250	1,363
5.00%, 11/1/30, Continuously Callable @100	1,600	1,743
Nebraska Educational Health Cultural & Social Services Finance Authority Revenue 4.00%, 1/1/35, Continuously Callable @102	795	864
4.00%, 1/1/36, Continuously Callable @102	1,240	1,347
4.00%, 1/1/37, Continuously Callable @102	1,000	1,083
4.00%, 1/1/38, Continuously Callable @102	1,295	1,403
4.00%, 1/1/39, Continuously Callable @102	1,800	1,946
Public Power Generation Agency Revenue, 5.00%, 1/1/37, Continuously Callable @100	2,400	2,640
		16,527
Nevada (1.6%):
City of Carson City Revenue 5.00%, 9/1/29, Continuously Callable @100	620	693
5.00%, 9/1/31, Continuously Callable @100	1,000	1,114
5.00%, 9/1/33, Continuously Callable @100	1,000	1,108
5.00%, 9/1/37, Continuously Callable @100	1,950	2,144
City of North Las Vegas, GO (INS — Assured Guaranty Municipal Corp.) 4.00%, 6/1/35, Continuously Callable @100	1,870	1,953
4.00%, 6/1/37, Continuously Callable @100	7,345	7,640
4.00%, 6/1/38, Continuously Callable @100	6,135	6,370
City of Sparks Revenue Series A, 2.50%, 6/15/24 (c)	700	701
Series A, 2.75%, 6/15/28 (c)	1,500	1,488
County of Clark Department of Aviation Revenue 5.00%, 7/1/26	3,660	4,060
5.00%, 7/1/27	2,220	2,504
Series A-2, 5.00%, 7/1/32, Continuously Callable @100	20,470	21,694
Series A-2, 5.00%, 7/1/33, Continuously Callable @100	10,845	11,489
Las Vegas Convention & Visitors Authority Revenue Series C, 4.00%, 7/1/33, Continuously Callable @100	2,000	2,123
Series C, 4.00%, 7/1/34, Continuously Callable @100	4,560	4,832
Series C, 4.00%, 7/1/35, Continuously Callable @100	5,075	5,362
		75,275

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Hampshire (0.3%):
New Hampshire Business Finance Authority Revenue, 4.00%, 1/1/41, Continuously Callable @103	$5,100	$5,285
New Hampshire Health and Education Facilities Authority Act Revenue 5.00%, 8/1/34, Continuously Callable @100	2,880	3,227
5.00%, 8/1/35, Continuously Callable @100	2,700	3,017
5.00%, 8/1/36, Continuously Callable @100	2,000	2,228
5.00%, 8/1/37, Continuously Callable @100	1,500	1,666
		15,423
New Jersey (6.0%):
Casino Reinvestment Development Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 11/1/29, Continuously Callable @100	1,000	1,065
5.00%, 11/1/30, Continuously Callable @100	1,000	1,063
City of Atlantic City, GO (INS — Assured Guaranty Municipal Corp.) Series B, 5.00%, 3/1/32, Continuously Callable @100	1,660	1,852
Series B, 5.00%, 3/1/37, Continuously Callable @100	1,250	1,381
City of Atlantic City, GO (INS — Build America Mutual Assurance Co.) Series A, 5.00%, 3/1/32, Continuously Callable @100	630	703
Series A, 5.00%, 3/1/37, Continuously Callable @100	750	828
City of Bayonne, GO (INS — Build America Mutual Assurance Co.) 5.00%, 7/1/34, Pre-refunded 7/1/26 @100	1,135	1,270
5.00%, 7/1/35, Pre-refunded 7/1/26 @100	1,000	1,118
Essex County Improvement Authority Revenue, 4.00%, 6/15/38, Continuously Callable @100	550	581
New Brunswick Parking Authority Revenue (INS — Build America Mutual Assurance Co.) Series A, 5.00%, 9/1/35, Continuously Callable @100	1,455	1,581
Series A, 5.00%, 9/1/36, Continuously Callable @100	2,000	2,167
New Jersey Building Authority Revenue Series A, 4.00%, 6/15/30, Pre-refunded 6/15/26 @100	400	431
Series A, 4.00%, 6/15/30, Pre-refunded 6/15/26 @100	600	646
New Jersey Economic Development Authority Revenue 5.00%, 3/1/25, Continuously Callable @100	18,410	18,891
5.00%, 6/15/26, Pre-refunded 6/15/22 @100	2,500	2,520
2.06% (MUNIPSA+155bps), 9/1/27, Callable 3/1/23 @100 (b)	10,000	9,949
2.11% (MUNIPSA+160bps), 3/1/28, Callable 3/1/23 @100 (b)	10,000	9,910
5.00%, 11/1/36, Continuously Callable @100	2,000	2,230
4.00%, 11/1/38, Continuously Callable @100	1,500	1,545
4.00%, 11/1/39, Continuously Callable @100	2,000	2,054
Series A, 5.00%, 6/15/25	5,125	5,540
Series A, 3.13%, 7/1/29, Continuously Callable @100	665	665
Series A, 3.38%, 7/1/30, Continuously Callable @100	1,000	982
Series B, 5.00%, 6/15/36, Continuously Callable @100	16,455	18,162
Series B, 5.00%, 6/15/37, Continuously Callable @100	16,280	17,957
Series WW, 5.25%, 6/15/33, Continuously Callable @100	9,000	9,686
New Jersey Economic Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/15/25, Continuously Callable @100	10,000	10,588

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Jersey Educational Facilities Authority Revenue Series B, 5.50%, 9/1/28, Continuously Callable @100	$5,740	$6,412
Series B, 5.50%, 9/1/29, Continuously Callable @100	4,000	4,464
Series B, 5.50%, 9/1/30, Continuously Callable @100	3,000	3,345
Series B, 5.50%, 9/1/31, Continuously Callable @100	4,590	5,115
Series B, 5.50%, 9/1/32, Continuously Callable @100	8,075	8,970
Series F, 4.00%, 7/1/33, Continuously Callable @100	150	158
Series F, 4.00%, 7/1/33, Pre-refunded 7/1/26 @100	350	377
Series F, 4.00%, 7/1/34, Continuously Callable @100	260	273
Series F, 4.00%, 7/1/34, Pre-refunded 7/1/26 @100	490	528
Series F, 4.00%, 7/1/35, Continuously Callable @100	975	1,016
Series F, 4.00%, 7/1/35, Pre-refunded 7/1/26 @100	275	296
New Jersey Educational Facilities Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 7/1/34, Continuously Callable @100	3,000	3,351
Series A, 5.00%, 7/1/35, Continuously Callable @100	3,350	3,731
Series A, 4.00%, 7/1/36, Continuously Callable @100	1,800	1,875
New Jersey Health Care Facilities Financing Authority Revenue 5.00%, 10/1/33, Continuously Callable @100	2,000	2,197
5.00%, 10/1/34, Continuously Callable @100	2,000	2,192
5.00%, 10/1/35, Continuously Callable @100	2,620	2,870
New Jersey Health Care Facilities Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 7/1/27, Continuously Callable @100	2,000	2,193
Series A, 5.00%, 7/1/30, Continuously Callable @100	1,500	1,634
New Jersey Transportation Trust Fund Authority Revenue 5.00%, 6/15/30, Continuously Callable @100	3,000	3,311
5.00%, 6/15/31, Continuously Callable @100	3,000	3,299
Series A, 2.80%, 12/15/25	20,000	18,039
Series A, 5.00%, 12/15/33, Continuously Callable @100	2,000	2,213
Series A, 5.00%, 12/15/35, Continuously Callable @100	1,050	1,159
Series A, 4.00%, 6/15/36, Continuously Callable @100	2,500	2,609
Series AA, 5.25%, 6/15/33, Continuously Callable @100	2,000	2,152
Series AA, 5.25%, 6/15/34, Continuously Callable @100	3,000	3,219
Series AA, 4.00%, 6/15/37, Continuously Callable @100	2,000	2,090
Series BB, 5.00%, 6/15/31, Continuously Callable @100	2,500	2,799
Series BB, 5.00%, 6/15/34, Continuously Callable @100	10,000	11,063
Series BB, 4.00%, 6/15/42, Continuously Callable @100	3,000	3,075
New Jersey Transportation Trust Fund Authority Revenue (INS — AMBAC Assurance Corp.), Series B, 5.25%, 12/15/22	5,000	5,124
New Jersey Turnpike Authority Revenue Series A, 5.00%, 1/1/34, Continuously Callable @100	10,000	10,593
Series A, 5.00%, 1/1/34, Continuously Callable @100	7,675	8,386
Series A, 5.00%, 1/1/35, Continuously Callable @100	4,725	5,162
Series A, 4.00%, 1/1/42, Continuously Callable @100	3,000	3,241
Series B, 4.00%, 1/1/35, Continuously Callable @100	3,500	3,754
Newark Housing Authority Revenue (INS — Assured Guaranty Municipal Corp.) 4.00%, 12/1/29, Continuously Callable @100	500	534
4.00%, 12/1/30, Continuously Callable @100	750	799
4.00%, 12/1/31, Continuously Callable @100	500	532

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
South Jersey Transportation Authority Revenue Series A, 5.00%, 11/1/30, Continuously Callable @100	$500	$531
Series A, 5.00%, 11/1/31, Continuously Callable @100	750	797
Series A, 5.00%, 11/1/34, Continuously Callable @100	1,085	1,143
Series A, 4.00%, 11/1/40, Continuously Callable @100	4,300	4,466
State of New Jersey, GO, Series A, 4.00%, 6/1/32	3,000	3,270
Tobacco Settlement Financing Corp. Revenue, Series A, 5.00%, 6/1/36, Continuously Callable @100	5,000	5,533
		285,255
New Mexico (0.3%):
City of Farmington Revenue, Series B, 2.15%, 4/1/33, Continuously Callable @101	10,000	8,738
City of Santa Revenue 2.25%, 5/15/24, Continuously Callable @100	600	594
2.63%, 5/15/25, Continuously Callable @100	1,000	995
5.00%, 5/15/34, Continuously Callable @103	625	681
5.00%, 5/15/39, Continuously Callable @103	480	519
New Mexico Hospital Equipment Loan Council Revenue, 5.00%, 7/1/39, Continuously Callable @102	1,075	1,151
Village of Los Ranchos de Albuquerque Revenue 4.00%, 9/1/35, Continuously Callable @100	300	322
4.00%, 9/1/40, Continuously Callable @100	1,200	1,277
Winrock Town Center Tax Increment Development District No. 1 Tax Allocation 4.00%, 5/1/33, Continuously Callable @103 (c)	600	570
4.25%, 5/1/40, Continuously Callable @103 (c)	1,000	927
		15,774
New York (5.3%):
Allegany County Capital Resource Corp. Revenue Series A, 5.00%, 12/1/32, Continuously Callable @100	1,390	1,536
Series A, 5.00%, 12/1/37, Continuously Callable @100	1,500	1,628
Series A, 5.00%, 12/1/42, Continuously Callable @100	1,925	2,060
Chautauqua Tobacco Asset Securitization Corp. Revenue, 5.00%, 6/1/34, Continuously Callable @100	3,700	3,851
City of New York, GO, Series B, 0.70%, 10/1/46, Continuously Callable @100 (e)	1,800	1,800
City of Newburgh, GO, Series B, 5.00%, 6/15/23, Continuously Callable @100	575	579
County of Nassau, GO, Series A, 5.00%, 1/1/36, Continuously Callable @100	1,150	1,257
Erie County Industrial Development Agency Revenue, 5.00%, 5/1/28, Continuously Callable @100	2,000	2,067
Hudson Yards Infrastructure Corp. Revenue, Series A, 5.00%, 2/15/37, Continuously Callable @100	2,500	2,769
Metropolitan Transportation Authority Revenue 4.00%, 11/15/35, Continuously Callable @100	9,040	9,362
Series 2, 0.89% (SOFR+80bps), 11/1/32, (Put Date 4/1/26) (a) (b)	3,000	2,908
Series A, 11/15/32 (d)	10,000	7,173
Series A-1, 5.00%, 2/1/23	4,000	4,104
Series A-2, 5.00%, 11/15/45, (Put Date 5/15/30) (a)	7,315	8,341
Series B-1, 5.00%, 5/15/22	1,000	1,004
Series C-1, 5.00%, 11/15/29, Continuously Callable @100	7,030	7,858

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series C-1, 4.00%, 11/15/32, Continuously Callable @100	$9,300	$9,678
Series C-1, 5.00%, 11/15/34, Continuously Callable @100	6,295	6,704
Series C-1, 5.00%, 11/15/36, Continuously Callable @100	3,705	3,992
Series D-1, 5.00%, 11/15/34, Continuously Callable @100	2,000	2,130
Series F, 5.00%, 11/15/34, Continuously Callable @100	2,000	2,130
Series F, 5.00%, 11/15/35, Continuously Callable @100	3,000	3,189
Metropolitan Transportation Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A-1, 4.00%, 11/15/41, Continuously Callable @100	9,820	10,238
Monroe County Industrial Development Corp. Revenue 4.00%, 12/1/38, Continuously Callable @100	1,200	1,261
4.00%, 12/1/39, Continuously Callable @100	1,200	1,259
New York City Transitional Finance Authority Future Tax Secured Revenue, 4.00%, 11/1/38, Continuously Callable @100	1,250	1,329
New York City Trust for Cultural Resources Revenue, Series A, 4.00%, 12/1/34, Continuously Callable @100	2,000	2,182
New York Liberty Development Corp. Revenue 2.80%, 9/15/69, Continuously Callable @100	15,500	14,609
2.63%, 9/15/69, Continuously Callable @100	3,350	2,961
Series A, 2.10%, 11/15/32, Continuously Callable @100	6,730	5,981
Series A, 2.20%, 11/15/33, Continuously Callable @100	9,000	7,985
New York State Dormitory Authority Revenue 5.00%, 12/1/35, Continuously Callable @100 (c)	600	669
6.00%, 7/1/40, Continuously Callable @100 (c) (g)	3,600	3,321
Series A, 5.00%, 5/1/23	15	16
Series A, 5.00%, 5/1/23	735	754
Series A 5.00%, 5/1/24, Continuously Callable @100	735	753
Series A 5.00%, 5/1/24, Pre-refunded 5/1/23 @100	15	16
Series A 5.00%, 5/1/25, Continuously Callable @100	1,175	1,204
Series A 5.00%, 5/1/25, Pre-refunded 5/1/23 @100	25	26
Series A 5.00%, 5/1/26, Continuously Callable @100	980	1,004
Series A 5.00%, 5/1/26, Pre-refunded 5/1/23 @100	20	21
Series A 4.00%, 9/1/36, Continuously Callable @100	500	510
Series A 4.00%, 9/1/37, Continuously Callable @100	350	356
Series A 4.00%, 9/1/38, Continuously Callable @100	1,250	1,269
Series A 4.00%, 3/15/40, Continuously Callable @100	20,000	21,045
Series A 4.00%, 9/1/40, Continuously Callable @100	750	756
Series A 4.00%, 3/15/43, Continuously Callable @100	23,380	24,723
Series A-1, 4.00%, 7/1/40, Continuously Callable @100	4,535	4,625
Series B, 5.00%, 2/15/32, Continuously Callable @100	19,995	21,580
Series B, 5.00%, 2/15/32, Pre-refunded 2/15/25 @100	5	5
New York State Dormitory Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A 5.00%, 10/1/27, Continuously Callable @100	1,000	1,073
Series A 5.00%, 10/1/28, Continuously Callable @100	1,000	1,072
Series A 5.00%, 10/1/29, Continuously Callable @100	1,300	1,394
New York State Housing Finance Agency Revenue (LIQ — Deutsche Bank A.G.), Series DBE-DBE-8073, 0.91%, 8/1/50, Continuously Callable @100 (c) (e)	2,300	2,300
See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Niagara Falls City School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.) 5.00%, 6/15/23	$1,670	$1,733
5.00%, 6/15/24	1,450	1,542
5.00%, 6/15/25, Continuously Callable @100	1,670	1,775
Saratoga County Capital Resource Corp. Revenue, Series A, 5.00%, 12/1/28, Continuously Callable @100	790	829
Town of Oyster Bay, GO 4.00%, 2/15/24	5,415	5,605
4.00%, 2/15/25	9,750	10,230
4.00%, 2/15/26	3,000	3,188
Westchester County Local Development Corp. Revenue, 5.00%, 1/1/28, Continuously Callable @100	1,350	1,372
		248,691
North Carolina (0.3%):
North Carolina Medical Care Commission Revenue 5.00%, 10/1/25	1,225	1,276
5.00%, 10/1/30, Continuously Callable @100	1,850	1,921
5.00%, 10/1/40, Continuously Callable @103	1,050	1,132
5.00%, 10/1/45, Continuously Callable @103	1,000	1,061
Series A, 4.00%, 9/1/40, Continuously Callable @100	3,050	3,065
Series A, 4.00%, 10/1/40, Continuously Callable @103	600	629
Series A, 5.00%, 10/1/40, Continuously Callable @103	1,800	2,025
Series A, 5.00%, 10/1/45, Continuously Callable @103	1,800	2,012
Series A, 4.00%, 10/1/45, Continuously Callable @103	1,000	1,040
		14,161
North Dakota (0.3%):
City of Grand Forks Revenue 4.00%, 12/1/36, Continuously Callable @100	1,100	1,159
4.00%, 12/1/37, Continuously Callable @100	1,250	1,311
4.00%, 12/1/38, Continuously Callable @100	1,100	1,152
4.00%, 12/1/40, Continuously Callable @100	1,700	1,768
4.00%, 12/1/41, Continuously Callable @100	1,750	1,815
County of Ward Revenue, Series C, 5.00%, 6/1/43, Continuously Callable @100	4,500	4,820
		12,025
Ohio (2.7%):
Akron Bath Copley Joint Township Hospital District Revenue 4.00%, 11/15/36, Continuously Callable @100	1,000	1,057
4.00%, 11/15/37, Continuously Callable @100	800	843
4.00%, 11/15/38, Continuously Callable @100	500	526
City of Centerville Revenue, 5.25%, 11/1/37, Continuously Callable @100	2,250	2,427
County of Allen Hospital Facilities Revenue 4.00%, 12/1/40, Continuously Callable @100	7,500	7,726
Series A, 4.00%, 8/1/36, Continuously Callable @100	5,000	5,183
Series A, 4.00%, 8/1/37, Continuously Callable @100	10,800	11,163
County of Cuyahoga Revenue 4.00%, 2/15/29, Continuously Callable @100	7,430	8,033
5.00%, 2/15/37, Continuously Callable @100	4,000	4,440

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Hamilton Revenue 5.00%, 1/1/31, Continuously Callable @100	$1,350	$1,428
5.00%, 1/1/36, Continuously Callable @100	1,400	1,468
5.00%, 9/15/39, Continuously Callable @100	1,375	1,591
5.00%, 9/15/40, Continuously Callable @100	1,100	1,270
County of Hamilton Sales Tax Revenue (INS — AMBAC Assurance Corp.), Series B, 2.24%, 12/1/25	4,365	4,022
County of Hardi Revenue, 5.25%, 5/1/40, Continuously Callable @103	2,000	2,030
County of Montgomery Revenue 3.00%, 11/15/36, Continuously Callable @100	7,000	6,488
5.00%, 11/15/37, Continuously Callable @100	2,200	2,484
County of Ross Revenue, 5.00%, 12/1/39, Continuously Callable @100	2,405	2,749
Dayton City School District, GO 5.00%, 11/1/28	2,805	3,258
5.00%, 11/1/29	3,655	4,313
5.00%, 11/1/30	3,160	3,782
5.00%, 11/1/31	2,000	2,424
Ohio Higher Educational Facility Commission Revenue 5.00%, 5/1/31, Continuously Callable @100	1,000	1,076
5.00%, 5/1/33, Continuously Callable @100	500	538
Ohio Turnpike & Infrastructure Commission Revenue, 5.25%, 2/15/29, Continuously Callable @100	2,000	2,062
Port of Greater Cincinnati Development Authority Revenue, Series A, 3.00%, 5/1/23, Continuously Callable @100	9,535	9,536
Southeastern Ohio Port Authority Revenue 5.50%, 12/1/29, Continuously Callable @100	750	799
5.00%, 12/1/35, Continuously Callable @100	750	784
State of Ohio Revenue 5.00%, 1/15/34, Continuously Callable @100	7,210	7,840
5.00%, 1/15/35, Continuously Callable @100	6,000	6,510
0.95%, 11/1/35, (Put Date 6/1/22) (a)	5,000	5,000
5.00%, 1/15/36, Continuously Callable @100	3,070	3,323
4.00%, 11/15/36, Continuously Callable @100	1,260	1,332
4.00%, 11/15/38, Continuously Callable @100	1,270	1,335
4.00%, 11/15/40, Continuously Callable @100	655	684
Series A, 4.00%, 1/15/38, Continuously Callable @100	1,000	1,046
Series A, 4.00%, 1/15/40, Continuously Callable @100	1,800	1,869
Village of Bluffton Revenue 5.00%, 12/1/31, Continuously Callable @100	1,500	1,694
4.00%, 12/1/32, Continuously Callable @100	1,500	1,598
4.00%, 12/1/33, Continuously Callable @100	1,600	1,694
4.00%, 12/1/34, Continuously Callable @100	1,795	1,888
		129,313
Oklahoma (0.2%):
Oklahoma Development Finance Authority Revenue, Series B, 5.00%, 8/15/33, Continuously Callable @100	4,100	4,389
Pontotoc County Educational Facilities Authority Revenue, 4.00%, 9/1/40, Continuously Callable @100	2,000	2,098

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Tulsa County Industrial Authority Revenue 5.00%, 11/15/28, Continuously Callable @102	$940	$1,009
5.00%, 11/15/30, Continuously Callable @102	1,780	1,907
		9,403
Oregon (0.1%):
Clackamas County Hospital Facility Authority Revenue 5.00%, 11/15/32, Continuously Callable @102	500	539
5.00%, 11/15/37, Continuously Callable @102	500	535
Oregon State Facilities Authority Revenue Series A, 5.00%, 10/1/35, Continuously Callable @100	275	316
Series A, 5.00%, 10/1/40, Continuously Callable @100	1,750	1,987
Salem Hospital Facility Authority Revenue, 4.00%, 5/15/40, Continuously Callable @103	800	811
		4,188
Pennsylvania (7.9%):
Allegheny County Hospital Development Authority Revenue 5.00%, 4/1/35, Continuously Callable @100	7,315	8,277
5.00%, 4/1/36, Continuously Callable @100	8,000	9,035
4.00%, 7/15/37, Continuously Callable @100	2,000	2,112
4.00%, 7/15/38, Continuously Callable @100	1,500	1,569
4.00%, 7/15/39, Continuously Callable @100	1,440	1,506
Allegheny County Sanitary Authority Revenue (INS — Assured Guaranty Municipal Corp.) 4.00%, 12/1/33, Continuously Callable @100	1,500	1,600
4.00%, 12/1/34, Continuously Callable @100	1,475	1,573
Berks County IDA Revenue 4.00%, 11/1/33, Continuously Callable @100	1,300	1,292
5.00%, 11/1/34, Continuously Callable @100	2,000	2,098
5.00%, 11/1/35, Continuously Callable @100	3,000	3,143
Bethlehem Authority Revenue, 5.00%, 11/15/30, Continuously Callable @100	3,000	3,054
Bucks County IDA Revenue 5.00%, 10/1/30, Continuously Callable @103	325	354
5.00%, 10/1/31, Continuously Callable @103	450	489
5.00%, 10/1/37, Continuously Callable @103	2,260	2,436
Butler County Hospital Authority Revenue, 5.00%, 7/1/35, Continuously Callable @100	1,885	2,004
Chester County IDA Revenue 5.00%, 10/1/34, Continuously Callable @100	1,000	1,038
Series A, 5.13%, 10/15/37, Continuously Callable @100	2,750	2,878
City of Philadelphia Airport Revenue, Series A, 4.00%, 7/1/33, Continuously Callable @100	11,420	12,286
Commonwealth Financing Authority Revenue 5.00%, 6/1/33, Continuously Callable @100	1,250	1,397
5.00%, 6/1/34, Continuously Callable @100	2,000	2,230
Series A, 5.00%, 6/1/34, Continuously Callable @100	5,000	5,412
Commonwealth of Pennsylvania Certificate of Participation Series A, 5.00%, 7/1/34, Continuously Callable @100	1,350	1,524
Series A, 5.00%, 7/1/35, Continuously Callable @100	750	846
Series A, 5.00%, 7/1/37, Continuously Callable @100	800	900

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Beaver, GO 4.00%, 4/15/28	$2,195	$2,395
4.00%, 4/15/28	695	765
4.00%, 4/15/29, Continuously Callable @100	1,900	2,071
4.00%, 4/15/29, Pre-refunded 4/15/28 @100	600	663
4.00%, 4/15/30, Continuously Callable @100	4,490	4,877
4.00%, 4/15/30, Pre-refunded 4/15/28 @100	510	564
County of Lehigh Revenue 4.00%, 7/1/37, Continuously Callable @100	2,000	2,155
4.00%, 7/1/38, Continuously Callable @100	2,000	2,134
4.00%, 7/1/39, Continuously Callable @100	2,000	2,126
County of Luzerne, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 11/15/29, Continuously Callable @100	5,000	5,469
Cumberland County Municipal Authority Revenue 4.00%, 11/1/36, Continuously Callable @100	1,250	1,336
4.00%, 11/1/37, Continuously Callable @100	2,130	2,267
Dauphin County General Authority Revenue 4.00%, 6/1/30, Continuously Callable @100	2,000	2,112
4.00%, 6/1/31, Continuously Callable @100	1,000	1,054
Delaware County Authority Revenue 5.00%, 10/1/30	1,200	1,351
5.00%, 10/1/35, Continuously Callable @100	2,220	2,526
5.00%, 10/1/39, Continuously Callable @100	2,250	2,538
Delaware River Joint Toll Bridge Commission Revenue, 5.00%, 7/1/34, Continuously Callable @100	3,000	3,375
Delaware River Port Authority Revenue, 5.00%, 1/1/25, Continuously Callable @100	2,720	2,781
Latrobe IDA Revenue 4.00%, 3/1/40, Continuously Callable @100	250	252
4.00%, 3/1/41, Continuously Callable @100	250	250
4.00%, 3/1/46, Continuously Callable @100	750	733
Montgomery County Higher Education & Health Authority Revenue 5.00%, 9/1/34, Continuously Callable @100	1,750	1,969
5.00%, 9/1/35, Continuously Callable @100	1,850	2,078
4.00%, 9/1/36, Continuously Callable @100	1,100	1,161
4.00%, 9/1/37, Continuously Callable @100	1,000	1,051
5.00%, 9/1/37, Continuously Callable @100	1,750	1,956
4.00%, 9/1/38, Continuously Callable @100	900	943
4.00%, 9/1/39, Continuously Callable @100	1,000	1,044
Montgomery County IDA Revenue 5.00%, 11/15/23, Pre-refunded 5/15/22 @100	1,200	1,206
5.00%, 11/15/24, Pre-refunded 5/15/22 @100	2,750	2,763
Montour School District, GO (INS — Assured Guaranty Municipal Corp.) Series B, 5.00%, 4/1/33, Continuously Callable @100	1,000	1,087
Series B, 5.00%, 4/1/34, Continuously Callable @100	1,500	1,630
Series B, 5.00%, 4/1/35, Continuously Callable @100	1,500	1,628
Northampton County General Purpose Authority Revenue, 1.20% (LIBOR01M+104bps), 8/15/48, (Put Date 8/15/24) (a) (b)	4,645	4,613
Northeastern Pennsylvania Hospital & Education Authority Revenue, Series A, 5.00%, 3/1/37, Continuously Callable @100	1,525	1,608

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pennsylvania Economic Development Financing Authority Revenue 4.00%, 7/1/33, Continuously Callable @103	$1,750	$1,863
3.00%, 4/1/39, Continuously Callable @100	30,000	29,175
4.00%, 7/1/41, Continuously Callable @103	1,050	1,103
Pennsylvania Higher Educational Facilities Authority Revenue 5.00%, 7/1/32, Pre-refunded 7/1/22 @100	1,625	1,642
Series A, 5.25%, 7/15/25, Continuously Callable @100	1,730	1,792
Series A, 5.25%, 7/15/26, Pre-refunded 7/15/23 @100	2,020	2,111
Series A, 5.25%, 7/15/27, Pre-refunded 7/15/23 @100	2,125	2,220
Series A, 5.25%, 7/15/28, Pre-refunded 7/15/23 @100	2,245	2,346
Series A, 5.00%, 7/15/30, Pre-refunded 7/15/23 @100	2,415	2,516
Series A, 5.25%, 7/15/33, Pre-refunded 7/15/23 @100	1,965	2,053
Pennsylvania Turnpike Commission Revenue 5.00%, 6/1/35, Continuously Callable @100	10,655	11,525
5.00%, 6/1/36, Continuously Callable @100	8,255	8,915
Series A-1, 5.00%, 12/1/32, Continuously Callable @100	1,500	1,601
Series A-1, 5.00%, 12/1/33, Continuously Callable @100	4,345	4,636
Series A-1, 5.00%, 12/1/34, Continuously Callable @100	3,000	3,249
Series A-1, 5.00%, 12/1/35, Continuously Callable @100	3,320	3,589
Series A-1, 5.00%, 12/1/36, Continuously Callable @100	3,690	3,979
Series B, 5.00%, 12/1/32, Continuously Callable @100	3,500	3,807
Series B, 5.00%, 12/1/33, Continuously Callable @100	7,145	7,755
Series B, 4.00%, 6/1/34, Continuously Callable @100	20,000	20,826
Series B, 5.00%, 12/1/34, Continuously Callable @100	2,000	2,189
Series B, 5.00%, 12/1/34, Continuously Callable @100	6,250	6,768
Series B, 5.00%, 12/1/35, Continuously Callable @100	5,700	6,161
Series B, 5.00%, 12/1/35, Continuously Callable @100	2,000	2,184
Series B, 4.00%, 12/1/40, Continuously Callable @100	2,000	2,143
Series B, 4.00%, 12/1/40, Continuously Callable @100	1,500	1,602
Series B, 4.00%, 12/1/41, Continuously Callable @100	1,750	1,863
Series B, 4.00%, 12/1/41, Continuously Callable @100	1,500	1,601
Series B, 4.00%, 12/1/42, Continuously Callable @100	1,500	1,585
Philadelphia IDA Revenue 5.00%, 5/1/35, Continuously Callable @100	750	850
5.00%, 5/1/36, Continuously Callable @100	1,500	1,697
5.00%, 5/1/38, Continuously Callable @100	1,000	1,129
5.00%, 6/15/40, Continuously Callable @100 (c)	900	951
Pittsburgh Water & Sewer Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series B, 4.00%, 9/1/34, Continuously Callable @100	1,750	1,866
Series B, 4.00%, 9/1/35, Continuously Callable @100	300	319
Reading School District, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 3/1/36, Continuously Callable @100	2,000	2,216
5.00%, 3/1/37, Continuously Callable @100	1,500	1,662
School District of Philadelphia, GO Series A, 5.00%, 9/1/34, Continuously Callable @100	1,000	1,127
Series A, 5.00%, 9/1/35, Continuously Callable @100	1,000	1,126
Series A, 5.00%, 9/1/36, Continuously Callable @100	1,000	1,125
Series A, 5.00%, 9/1/37, Continuously Callable @100	1,000	1,123

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 4.00%, 9/1/38, Continuously Callable @100	$1,700	$1,800
Series A, 4.00%, 9/1/39, Continuously Callable @100	1,600	1,689
Series F, 5.00%, 9/1/31, Continuously Callable @100	9,895	10,909
Series F, 5.00%, 9/1/32, Continuously Callable @100	5,000	5,498
Series F, 5.00%, 9/1/33, Continuously Callable @100	4,000	4,386
Series F, 5.00%, 9/1/34, Continuously Callable @100	5,100	5,582
School District of the City of Erie, GO (INS — Assured Guaranty Municipal Corp.), Series A, 4.00%, 4/1/33, Continuously Callable @100	1,150	1,245
Scranton School District, GO (INS — Build America Mutual Assurance Co.) Series E, 5.00%, 12/1/32, Continuously Callable @100	1,000	1,130
Series E, 5.00%, 12/1/33, Continuously Callable @100	1,600	1,804
Series E, 5.00%, 12/1/35, Continuously Callable @100	750	844
State Public School Building Authority Revenue, 5.00%, 6/1/29, Continuously Callable @100	10,000	11,122
State Public School Building Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 6/1/31, Continuously Callable @100	6,100	6,803
4.00%, 12/1/31, Continuously Callable @100	13,085	13,813
4.00%, 12/1/31, Pre-refunded 12/1/26 @100	2,295	2,487
The Berks County Municipal Authority Revenue, Series B, 5.00%, 2/1/40, (Put Date 2/1/30) (a)	3,300	3,569
Westmoreland County IDA Revenue, Series A, 4.00%, 7/1/37, Continuously Callable @100	1,400	1,498
Wilkes-Barre Finance Authority Revenue, 4.00%, 3/1/42, Continuously Callable @100	2,600	2,624
		372,377
Puerto Rico (0.1%):
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Authority Revenue, 5.00%, 4/1/27, Continuously Callable @100	2,600	2,606
Rhode Island (0.3%):
Rhode Island Health & Educational Building Corp. Revenue, 6.00%, 9/1/33, Pre-refunded 9/1/23 @100	2,000	2,123
Rhode Island Turnpike & Bridge Authority Revenue Series A, 5.00%, 10/1/33, Continuously Callable @100	1,350	1,479
Series A, 5.00%, 10/1/35, Continuously Callable @100	4,345	4,742
Tobacco Settlement Financing Corp. Revenue Series A, 5.00%, 6/1/28, Continuously Callable @100	2,000	2,143
Series A, 5.00%, 6/1/29, Continuously Callable @100	2,000	2,143
Series A, 5.00%, 6/1/30, Continuously Callable @100	2,500	2,678
		15,308
South Carolina (1.5%):
Lexington County Health Services District, Inc. Revenue 4.00%, 11/1/31, Continuously Callable @100	1,000	1,063
4.00%, 11/1/32, Continuously Callable @100	1,000	1,057
Patriots Energy Group Financing Agency Revenue, Series B, 1.01% (LIBOR01M+86bps), 10/1/48, (Put Date 2/1/24) (a) (b)	20,000	20,041
South Carolina Public Service Authority Revenue Series A, 5.00%, 12/1/34, Continuously Callable @100	9,835	10,764

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 5.00%, 12/1/35, Continuously Callable @100	$7,000	$7,646
Series A, 4.00%, 12/1/43, Continuously Callable @100	29,265	31,190
		71,761
Tennessee (0.5%):
Greeneville Health & Educational Facilities Board Revenue 5.00%, 7/1/35, Continuously Callable @100	2,710	3,073
5.00%, 7/1/36, Continuously Callable @100	3,000	3,398
5.00%, 7/1/37, Continuously Callable @100	3,500	3,954
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, 5.00%, 7/1/35, Continuously Callable @100	5,000	5,431
New Memphis Arena Public Building Authority Revenue 3.26%, 4/1/32, Continuously Callable @98	875	633
3.32%, 4/1/33, Continuously Callable @96	875	610
3.32%, 4/1/34, Continuously Callable @94	875	589
3.42%, 4/1/35, Continuously Callable @92	875	563
Tennessee Energy Acquisition Corp. Revenue, Series A, 5.00%, 5/1/52, (Put Date 11/1/31), Callable 8/1/31 @100.85 (a)	6,500	7,454
		25,705
Texas (10.5%):
Austin Affordable PFC, Inc. Revenue (LIQ — Deutsche Bank A.G.), Series 2021-XF1102, 0.76%, 7/1/61, Callable 7/1/33 @104 (c) (e)	2,000	2,000
Austin Convention Enterprises, Inc. Revenue, 5.00%, 1/1/34, Continuously Callable @100	1,105	1,141
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue 5.00%, 12/1/25	2,740	2,931
5.00%, 12/1/27, Continuously Callable @100	2,990	3,180
5.00%, 12/1/28, Continuously Callable @100	1,640	1,740
5.00%, 12/1/29, Continuously Callable @100	1,600	1,695
5.00%, 12/1/30, Continuously Callable @100	1,700	1,797
5.25%, 12/1/35, Continuously Callable @100	5,150	5,452
Capital Area Housing Finance Corp. Revenue, Series 2021-XF1131, 0.76%, 12/1/61, Callable 12/1/38 @100 (c) (e)	5,000	5,000
Central Texas Regional Mobility Authority Revenue 5.00%, 1/1/23	500	512
2.11%, 1/1/24	7,000	6,747
2.55%, 1/1/26	2,535	2,305
5.00%, 1/1/33, Pre-refunded 1/1/23 @100	3,500	3,591
Series A, 5.00%, 1/1/34, Pre-refunded 7/1/25 @100	1,250	1,365
Series A, 5.00%, 1/1/35, Pre-refunded 7/1/25 @100	1,100	1,201
Central Texas Turnpike System Revenue Series C, 5.00%, 8/15/33, Continuously Callable @100	10,000	10,560
Series C, 5.00%, 8/15/34, Continuously Callable @100	8,500	8,941
City of Arlington Special Tax (INS — Build America Mutual Assurance Co.) Series C, 5.00%, 2/15/34, Continuously Callable @100	1,500	1,684
Series C, 5.00%, 2/15/35, Continuously Callable @100	1,500	1,680
Series C, 5.00%, 2/15/36, Continuously Callable @100	3,100	3,470
Series C, 5.00%, 2/15/37, Continuously Callable @100	3,305	3,692
Series C, 5.00%, 2/15/38, Continuously Callable @100	4,380	4,878

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Corpus Christi Utility System Revenue 4.00%, 7/15/32, Continuously Callable @100	$1,800	$1,908
4.00%, 7/15/33, Continuously Callable @100	1,100	1,163
4.00%, 7/15/34, Continuously Callable @100	1,050	1,108
4.00%, 7/15/35, Continuously Callable @100	1,000	1,052
City of Dallas Housing Finance Corp. Revenue (LOC — Deutsche Bank A.G.), Series 2021-XF1109, 0.76%, 7/1/61, Callable 8/1/33 @103 (c) (e)	4,000	4,000
City of Houston Hotel Occupancy Tax & Special Revenue 5.00%, 9/1/29, Continuously Callable @100	2,300	2,447
5.00%, 9/1/30, Continuously Callable @100	1,000	1,063
5.00%, 9/1/32, Continuously Callable @100	5,615	5,967
5.00%, 9/1/33, Continuously Callable @100	5,345	5,678
5.00%, 9/1/34, Continuously Callable @100	2,150	2,283
5.00%, 9/1/35, Continuously Callable @100	1,575	1,671
City of Laredo Waterworks & Sewer System Revenue 4.00%, 3/1/32, Continuously Callable @100	740	782
4.00%, 3/1/33, Continuously Callable @100	1,000	1,053
4.00%, 3/1/34, Continuously Callable @100	1,000	1,051
4.00%, 3/1/36, Continuously Callable @100	1,500	1,571
City of Lubbock Electric Light & Power System Revenue 4.00%, 4/15/38, Continuously Callable @100	2,875	3,092
4.00%, 4/15/39, Continuously Callable @100	2,250	2,420
4.00%, 4/15/41, Continuously Callable @100	3,410	3,660
Clifton Higher Education Finance Corp. Revenue Series A, 4.00%, 8/15/38, Continuously Callable @100	1,085	1,161
Series A, 4.00%, 8/15/39, Continuously Callable @100	1,130	1,208
Series A, 4.00%, 8/15/40, Continuously Callable @100	1,180	1,260
Series A, 4.00%, 8/15/41, Continuously Callable @100	1,225	1,307
Series A, 4.00%, 8/15/42, Continuously Callable @100	1,275	1,358
Clifton Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund) 4.00%, 8/15/33, Continuously Callable @100	2,130	2,315
4.00%, 8/15/34, Continuously Callable @100	2,275	2,461
4.00%, 8/15/35, Continuously Callable @100	2,375	2,561
4.00%, 8/15/36, Continuously Callable @100	3,710	3,991
4.00%, 8/15/37, Continuously Callable @100	3,860	4,142
4.00%, 8/15/38, Continuously Callable @100	4,015	4,300
4.00%, 8/15/39, Continuously Callable @100	4,305	4,605
Series A, 4.00%, 8/15/32, Continuously Callable @100	1,300	1,379
Dallas/Fort Worth International Airport Revenue Series D, 5.25%, 11/1/28, Continuously Callable @100	2,000	2,095
Series D, 5.25%, 11/1/29, Continuously Callable @100	7,500	7,852
Harris County Cultural Education Facilities Finance Corp. Revenue 5.00%, 12/1/27, Pre-refunded 12/1/22 @100	4,710	4,825
5.00%, 6/1/28, Continuously Callable @100	1,400	1,429
4.00%, 10/1/41, Continuously Callable @100	1,300	1,398
4.00%, 10/1/42, Continuously Callable @100	3,000	3,218
1.08% (MUNIPSA+57bps), 12/1/49, (Put Date 12/4/24) (a) (b)	3,330	3,267

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Harris County Municipal Utility District No. 165, GO (INS — Build America Mutual Assurance Co.) 5.00%, 3/1/30, Continuously Callable @100	$750	$804
5.00%, 3/1/31, Continuously Callable @100	2,030	2,176
5.00%, 3/1/32, Continuously Callable @100	2,500	2,678
Houston Higher Education Finance Corp. Revenue Series A, 5.25%, 9/1/31, Pre-refunded 9/1/22 @100	3,850	3,916
Series A, 5.25%, 9/1/32, Pre-refunded 9/1/22 @100	4,075	4,144
Karnes County Hospital District Revenue 5.00%, 2/1/29, Continuously Callable @100	4,000	4,200
5.00%, 2/1/34, Continuously Callable @100	4,000	4,193
Main Street Market Square Redevelopment Authority Tax Allocation (INS — Build America Mutual Assurance Co.) 5.00%, 9/1/29, Continuously Callable @100	1,215	1,312
5.00%, 9/1/30, Continuously Callable @100	1,380	1,489
5.00%, 9/1/31, Continuously Callable @100	2,000	2,158
5.00%, 9/1/32, Continuously Callable @100	1,500	1,617
5.00%, 9/1/33, Continuously Callable @100	2,680	2,886
Matagorda County Navigation District No. 1 Revenue 2.60%, 11/1/29	14,010	13,591
4.00%, 6/1/30, Continuously Callable @100	5,405	5,499
Mesquite Health Facilities Development Corp. Revenue 2/15/26 (h)	3,100	2,458
2/15/35, Continuously Callable @100 (h)	1,075	852
New Hope Cultural Education Facilities Finance Corp. Revenue 5.00%, 11/1/31, Continuously Callable @102	1,000	1,066
4.00%, 11/1/36, Continuously Callable @102	1,475	1,505
Series A, 2.25%, 7/1/30 (h)	7,500	6,426
Series A, 2.25%, 7/1/35 (h)	9,000	7,711
Newark Higher Education Finance Corp. Revenue 4.00%, 4/1/32, Continuously Callable @100	1,635	1,731
4.00%, 4/1/33, Continuously Callable @100	2,000	2,110
4.00%, 4/1/34, Continuously Callable @100	4,470	4,707
4.00%, 4/1/35, Continuously Callable @100	1,650	1,735
4.00%, 4/1/36, Continuously Callable @100	2,150	2,259
North East Texas Regional Mobility Authority Revenue 5.00%, 1/1/36, Continuously Callable @100	7,000	7,447
Series B, 5.00%, 1/1/36, Continuously Callable @100	5,485	5,845
North Texas Tollway Authority Revenue Series A, 5.00%, 1/1/32, Continuously Callable @100	8,000	8,579
Series A, 5.00%, 1/1/34, Continuously Callable @100	1,515	1,661
Series A, 4.00%, 1/1/39, Continuously Callable @100	14,620	15,473
Series B, 5.00%, 1/1/31, Continuously Callable @100	1,500	1,572
Series B, 5.00%, 1/1/34, Continuously Callable @100	7,500	8,056
North Texas Tollway Authority Revenue (INS — Assured Guaranty Corp.), 2.62%, 1/1/29	20,000	16,774
North Texas Tollway Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series B, 4.00%, 1/1/35, Continuously Callable @100	2,000	2,108
Series B, 4.00%, 1/1/36, Continuously Callable @100	1,695	1,779

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Permanent University Fund — University of Texas System Revenue 5.00%, 7/1/32, Continuously Callable @100	$2,230	$2,435
5.00%, 7/1/33, Continuously Callable @100	3,250	3,546
5.00%, 7/1/34, Continuously Callable @100	2,500	2,725
Port of Port Arthur Navigation District Revenue Series A, 0.51%, 4/1/40, Continuously Callable @100 (e)	4,500	4,500
Series B, 0.51%, 4/1/40, Continuously Callable @100 (e)	23,970	23,970
Series C, 0.54%, 4/1/40, Continuously Callable @100 (e)	18,210	18,210
San Antonio Education Facilities Corp. Revenue 4.00%, 4/1/38, Continuously Callable @100	850	874
4.00%, 4/1/39, Continuously Callable @100	1,000	1,026
4.00%, 4/1/40, Continuously Callable @100	1,000	1,024
4.00%, 4/1/41, Continuously Callable @100	895	914
San Antonio Housing Trust Finance Corp. Revenue (NBGA — Federal Home Loan Mortgage Corp.), 3.50%, 4/1/43, (Put Date 10/1/28), Callable 10/1/24 @100 (a)	14,935	15,175
Tarrant County Cultural Education Facilities Finance Corp. Revenue 5.00%, 11/15/30, Continuously Callable @100	2,145	2,399
5.00%, 11/15/31, Continuously Callable @100	2,250	2,511
5.00%, 11/15/32, Continuously Callable @100	2,365	2,633
5.00%, 11/15/37, Continuously Callable @100	2,175	2,400
Series B, 5.00%, 7/1/37, Continuously Callable @100	18,225	20,840
Series B, 5.00%, 7/1/38, Continuously Callable @100	19,115	21,838
Texas Municipal Gas Acquisition & Supply Corp. III Revenue, 5.00%, 12/15/31	9,835	11,023
Texas Private Activity Bond Surface Transportation Corp. Revenue 4.00%, 6/30/38, Continuously Callable @100	3,300	3,458
4.00%, 12/31/38, Continuously Callable @100	3,850	4,035
4.00%, 6/30/39, Continuously Callable @100	2,150	2,253
Texas Transportation Commission State Highway Fund Revenue, 5.00%, 10/1/26	7,235	8,121
Trophy Club Public Improvement District No. 1 Special Assessment (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/33, Continuously Callable @100	6,960	7,441
Waco Educational Finance Corp. Revenue 4.00%, 3/1/39, Continuously Callable @100	1,250	1,341
4.00%, 3/1/40, Continuously Callable @100	1,000	1,071
4.00%, 3/1/41, Continuously Callable @100	1,000	1,069
		493,012
Utah (0.1%):
Jordanelle Special Service District Special Assessment Series A, 12.00%, 8/1/30, Continuously Callable @100 (c)	3,047	3,056
Series B, 12.00%, 8/1/30, Continuously Callable @100 (c)	1,668	1,673
Military Installation Development Authority Revenue Series A-1, 4.00%, 6/1/36, Continuously Callable @103	1,045	940
Series A-1, 4.00%, 6/1/41, Continuously Callable @103	1,000	870
		6,539

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Vermont (0.2%):
Vermont Economic Development Authority Revenue 4.00%, 5/1/33, Continuously Callable @103	$3,950	$3,922
4.00%, 5/1/37, Continuously Callable @103	4,190	4,215
Vermont Educational & Health Buildings Financing Agency Revenue, Series A, 5.00%, 12/1/36, Continuously Callable @100	2,500	2,705
		10,842
Virgin Islands (0.1%):
Virgin Islands Public Finance Authority Revenue, 5.00%, 9/1/30, Continuously Callable @100 (c)	6,500	6,822
Virginia (0.8%):
Chesapeake Hospital Authority Revenue 4.00%, 7/1/36, Continuously Callable @100	1,175	1,237
4.00%, 7/1/37, Continuously Callable @100	1,205	1,262
Fairfax County Economic Development Authority Revenue, Series A, 5.00%, 10/1/36, Continuously Callable @102	2,150	2,299
Stafford County Economic Development Authority Revenue 5.00%, 6/15/33, Continuously Callable @100	750	820
5.00%, 6/15/34, Continuously Callable @100	2,620	2,856
5.00%, 6/15/35, Continuously Callable @100	1,930	2,098
Virginia College Building Authority Revenue 4.00%, 2/1/34, Continuously Callable @100	10,000	10,686
4.00%, 2/1/36, Continuously Callable @100	3,000	3,187
Virginia Small Business Financing Authority Revenue Series A, 4.00%, 1/1/37, Continuously Callable @103	2,750	2,865
Series A, 4.00%, 1/1/38, Continuously Callable @103	3,000	3,125
Series A, 4.00%, 1/1/39, Continuously Callable @103	3,500	3,637
Series A, 4.00%, 1/1/40, Continuously Callable @103	4,000	4,155
		38,227
Washington (0.4%):
Washington Health Care Facilities Authority Revenue 5.00%, 8/15/33, Continuously Callable @100	3,090	3,395
5.00%, 8/15/34, Continuously Callable @100	3,470	3,803
5.00%, 7/1/35, Continuously Callable @100	2,355	2,665
5.00%, 7/1/36, Continuously Callable @100	2,250	2,536
4.00%, 7/1/37, Continuously Callable @100	3,125	3,290
Washington State Housing Finance Commission Revenue, Series A-1, 3.50%, 12/20/35	2,668	2,626
		18,315
West Virginia (0.3%):
West Virginia Hospital Finance Authority Revenue 5.00%, 6/1/33, Continuously Callable @100	1,850	2,064
5.00%, 1/1/34, Continuously Callable @100	2,360	2,658
5.00%, 6/1/34, Continuously Callable @100	2,970	3,303
5.00%, 1/1/35, Continuously Callable @100	2,920	3,284
5.00%, 6/1/35, Continuously Callable @100	2,405	2,665

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 9/1/38, Continuously Callable @100	$1,000	$1,124
5.00%, 9/1/39, Continuously Callable @100	1,000	1,123
		16,221
Wisconsin (1.3%):
Public Finance Authority Revenue 3.00%, 4/1/25 (c)	330	329
4.00%, 3/1/29	890	914
4.00%, 6/15/29, Continuously Callable @100 (c)	295	297
4.00%, 9/1/29, Continuously Callable @103 (c)	1,250	1,267
4.00%, 3/1/30	950	973
4.00%, 3/1/34, Continuously Callable @100	3,520	3,533
5.25%, 5/15/37, Continuously Callable @102 (c)	1,000	1,073
5.00%, 6/15/39, Continuously Callable @100 (c)	410	424
5.00%, 9/1/39, Continuously Callable @103 (c)	2,230	2,337
5.00%, 1/1/40, Continuously Callable @100	3,500	3,942
5.00%, 4/1/40, Continuously Callable @100 (c)	1,175	1,241
4.00%, 7/1/41, Continuously Callable @100 (c)	675	690
4.00%, 1/1/42, Continuously Callable @103	1,150	1,199
4.00%, 4/1/42, Continuously Callable @100 (c)	900	867
5.00%, 1/1/45, Continuously Callable @100	3,275	3,665
Series A, 5.25%, 10/1/38, Continuously Callable @100	3,250	3,565
Series A, 4.00%, 7/1/41, Continuously Callable @100	770	749
Series A, 5.00%, 11/15/41, Continuously Callable @103	4,480	5,041
Series D, 4.05%, 11/1/30, Continuously Callable @100	1,500	1,564
Wisconsin Health & Educational Facilities Authority Revenue 4.00%, 1/1/27	360	371
4.00%, 1/1/28, Continuously Callable @103	370	379
4.00%, 1/1/29, Continuously Callable @103	390	397
4.00%, 1/1/30, Continuously Callable @103	405	410
5.00%, 8/15/34, Continuously Callable @100	1,000	1,049
4.00%, 2/15/35, Continuously Callable @100	500	530
4.00%, 9/15/36, Continuously Callable @103	530	536
4.00%, 11/15/36, Continuously Callable @100	9,830	10,259
4.00%, 1/1/37, Continuously Callable @103	1,460	1,439
4.00%, 2/15/37, Continuously Callable @100	1,000	1,046
4.00%, 3/15/40, Continuously Callable @100	750	772
4.00%, 9/15/41, Continuously Callable @103	510	511
4.00%, 12/1/41, Continuously Callable @100	850	826
Series A, 5.13%, 4/15/31, Pre-refunded 4/15/23 @100	5,000	5,173
Series C, 5.00%, 8/15/26, Pre-refunded 8/15/22 @100	1,500	1,522
Series C, 5.00%, 8/15/29, Pre-refunded 8/15/22 @100	1,935	1,963
		60,853
Total Municipal Bonds (Cost $4,633,429)		4,680,776
Total Investments (Cost $4,633,429) — 99.2%		4,680,776
Other assets in excess of liabilities — 0.8%		38,857
NET ASSETS — 100.00%		$4,719,633

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(a)  Put Bond.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of March 31, 2022.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of March 31, 2022, the fair value of these securities was $123,435 thousands and amounted to 2.6% of net assets.

(d)  Zero-coupon bond.

(e)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)  Stepped-coupon security converts to coupon form on 11/1/25 with a rate of 4.00%.

(g)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At March 31, 2022, illiquid securities were 0.2% of the Fund's net assets.

(h)  Currently the issuer is in default with respect to interest and/or principal payments.

(i)  Stepped-coupon security converts to coupon form on 11/1/25 with a rate of 4.35%.

AMBAC — American Municipal Bond Assurance Corporation

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

IDA — Industrial Development Authority

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of March 31, 2022, based on the last reset date of the security

LOC — Letter of Credit

MUNIPSA — Municipal Swap Index

SOFR — Secured Overnight Financing Rate

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

USAA Tax Exempt Intermediate-Term Fund
Assets:
Investments, at value (Cost $4,633,429)	$4,680,776
Receivables:
Interest	49,156
Capital shares issued	3,554
Investments sold	6,542
From Adviser	198
Prepaid expenses	60
Total Assets	4,740,286
Liabilities:
Payables:
Distributions	1,071
To custodian	597
Investments purchased	5,000
Capital shares redeemed	11,648
Accrued expenses and other payables:
Investment advisory fees	1,312
Administration fees	572
Custodian fees	52
Transfer agent fees	198
Compliance fees	3
Trustees' fees	1
12b-1 fees	3
Other accrued expenses	196
Total Liabilities	20,653
Net Assets:
Capital	4,781,998
Total accumulated earnings/(loss)	(62,365)
Net Assets	$4,719,633
Net Assets
Fund Shares	$3,670,223
Institutional Shares	1,020,822
Class A	28,588
Total	$4,719,633
Shares (unlimited number of shares authorized with no par value):
Fund Shares	282,235
Institutional Shares	78,522
Class A	2,198
Total	362,955
Net asset value, offering and redemption price per share: (a)
Fund Shares	$13.00
Institutional Shares	$13.00
Class A	$13.00
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$13.30

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2022

(Amounts in Thousands)

USAA Tax Exempt Intermediate-Term Fund
Investment Income:
Interest	$149,942
Total Income	149,942
Expenses:
Investment advisory fees	16,596
Administration fees — Fund Shares	6,040
Administration fees — Institutional Shares	1,089
Administration fees — Class A	43
Sub-Administration fees	28
12b-1 fees — Class A	72
Custodian fees	210
Transfer agent fees — Fund Shares	1,072
Transfer agent fees — Institutional Shares	1,089
Transfer agent fees — Class A	29
Trustees' fees	51
Compliance fees	35
Legal and audit fees	59
State registration and filing fees	445
Interfund lending fees	— (a)
Other expenses	500
Total Expenses	27,358
Expenses waived/reimbursed by Adviser	(1,053)
Net Expenses	26,305
Net Investment Income (Loss)	123,637
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(15,775)
Net change in unrealized appreciation/depreciation on investment securities	(298,709)
Net realized/unrealized gains (losses) on investments	(314,484)
Change in net assets resulting from operations	$(190,847)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Intermediate-Term Fund
	Year Ended March 31, 2022		Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$123,637		$132,115
Net realized gains (losses)	(15,775)		(6,469)
Net change in unrealized appreciation/depreciation	(298,709)		191,773
Change in net assets resulting from operations	(190,847)		317,419
Distributions to Shareholders:
Fund Shares	(96,083)		(125,814)
Institutional Shares	(26,918)		(5,737	)(a)
Class A	(612)		(567)
Class Z	(1	)(b)	—	(c)(d)
Change in net assets resulting from distributions to shareholders	(123,614)		(132,118)
Change in net assets resulting from capital transactions	(46,240)		81,708
Change in net assets	(360,701)		267,009
Net Assets:
Beginning of period	5,080,334		4,813,325
End of period	$4,719,633		$5,080,334

(a)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

(b)  Class Z activity is for the period April 1, 2021 to March 18, 2022 (date of termination).

(c)  Class Z activity is for the period March 4, 2021 (commencement of operations) to March 31, 2021.

(d)  Rounds to less than $1 thousand.

(continues on next page)

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Tax Exempt Intermediate-Term Fund
	Year Ended March 31, 2022		Year Ended March 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$446,931		$696,196
Distributions reinvested	84,850		111,273
Cost of shares redeemed	(677,978)		(1,722,488)
Total Fund Shares	$(146,197)		$(915,019)
Institutional Shares
Proceeds from shares issued	$329,541		$1,027,555	(a)
Distributions reinvested	25,822		5,305	(a)
Cost of shares redeemed	(262,003)		(33,953	)(a)
Total Institutional Shares	$93,360		$998,907
Class A
Proceeds from shares issued	$11,889		$26,772
Distributions reinvested	547		498
Cost of shares redeemed	(5,821)		(29,469)
Total Class A	$6,615		$(2,199)
Class Z
Proceeds from shares issued	$—	(b)	$19	(c)
Distributions reinvested	1	(b)	—	(c)(d)
Cost of shares redeemed	(19	)(b)	—	(c)
Total Class Z	$(18)		$19
Change in net assets resulting from capital transactions	$(46,240)		$81,708
Share Transactions:
Fund Shares
Issued	32,329		50,950
Reinvested	6,168		8,143
Redeemed	(49,376)		(125,198)
Total Fund Shares	(10,879)		(66,105)
Institutional Shares
Issued	23,925		74,035	(a)
Reinvested	1,878		383	(a)
Redeemed	(19,254)		(2,445	)(a)
Total Institutional Shares	6,549		71,973
Class A
Issued	857		1,969
Reinvested	40		36
Redeemed	(427)		(2,173)
Total Class A	470		(168)
Class Z
Issued	—	(b)	1	(c)
Reinvested	—	(b)(e)	—	(c)(e)
Redeemed	(1	)(b)	—	(c)
Total Class Z	(1)		1
Change in Shares	(3,861)		5,701

(a)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

(b)  Class Z activity is for the period April 1, 2021 to March 18, 2022 (date of termination).

(c)  Class Z activity is for the period March 4, 2021 (commencement of operations) to March 31, 2021.

(d)  Rounds to less than $1 thousand.

(e)  Rounds to less than 1 thousand shares.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Tax Exempt Intermediate-Term Fund
Fund Shares
Year Ended March 31:
2022	$13.85	0.33	(d)	(0.85)	(0.52)	(0.33)	(0.33)
2021	$13.33	0.37	(d)	0.52	0.89	(0.37)	(0.37)
2020	$13.37	0.38	(d)	(0.03)	0.35	(0.39)	(0.39)
2019	$13.12	0.41		0.24	0.65	(0.40)	(0.40)
2018	$13.08	0.41		0.04	0.45	(0.41)	(0.41)
Institutional Shares
Year Ended March 31,
2022	$13.85	0.34	(d)	(0.85)	(0.51)	(0.34)	(0.34)
June 29, 2020 (e) through March 31, 2021	$13.57	0.27	(d)	0.29	0.56	(0.28)	(0.28)
Class A
Year Ended March 31:
2022	$13.85	0.30	(d)	(0.86)	(0.56)	(0.29)	(0.29)
2021	$13.33	0.33	(d)	0.52	0.85	(0.33)	(0.33)
2020	$13.36	0.35	(d)	(0.03)	0.32	(0.35)	(0.35)
2019	$13.12	0.38		0.23	0.61	(0.37)	(0.37)
2018	$13.07	0.38		0.05	0.43	(0.38)	(0.38)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, for Fund Shares and Class A, and June 29, 2020, for Institutional Shares, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

†  Does not include acquired fund fees and expenses, if any.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Commencement of operations.

(f)  Effective August 1, 2017, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of Class A to 0.75% of the Class A

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses**^†(b)		Net Investment Income (Loss)(b)	Gross Expenses†(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Tax Exempt Intermediate-Term Fund
Fund Shares
Year Ended March 31:
2022	$13.00	(3.86)%	0.53%		2.39%	0.53%	$3,670,223	13%
2021	$13.85	6.72%	0.50%		2.69%	0.50%	$4,059,780	23%
2020	$13.33	2.56%	0.49%		2.82%	0.49%	$4,788,060	26%
2019	$13.37	5.06%	0.52%		3.07%	0.52%	$4,754,320	8%
2018	$13.12	3.47%	0.51%		3.09%	0.51%	$4,605,543	11%
Institutional Shares
Year Ended March 31,
2022	$13.00	(3.78)%	0.44%		2.47%	0.54%	$1,020,822	13%
June 29, 2020 (e) through March 31, 2021	$13.85	4.15%	0.44%		2.61%	0.51%	$996,601	23%
Class A
Year Ended March 31:
2022	$13.00	(4.10)%	0.78%		2.14%	0.87%	$28,588	13%
2021	$13.85	6.46%	0.75%		2.43%	0.86%	$23,934	23%
2020	$13.33	2.37%	0.75%		2.57%	0.87%	$25,265	26%
2019	$13.36	4.75%	0.75%		2.85%	0.84%	$22,888	8%
2018	$13.12	3.28%	0.77	%(f)	2.83%	0.85%	$26,397	11%

average daily net assets. Prior to this date, the voluntary expense limit was 0.80%.

See notes to financial statements.

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Intermediate-Term Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. Effective March 18, 2022, the Class Z was liquidated. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$4,680,776	$—	$4,680,776
Total	$—	$4,680,776	$—	$4,680,776

For the year ended March 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

For the year ended March 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$148,985	$116,055	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$695,117	$644,561

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended March 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Intermediate Municipal Debt Funds Index. The Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper Intermediate Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2021, to March 31, 2022, performance adjustments were $2,134, $53, and $8 for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.05%, less than 0.01%, and 0.03% for Fund Shares, Institutional Shares, and Class A, respectively. For the period April 1, 2021 to March 18, 2022, performance fees were less than $1 thousand for Class Z. Performance adjustments were less than 0.01% for Class Z.The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. VCM does not receive any fees from Class Z for these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. VCTA does not receive any fees from Class Z for these services. Amounts incurred and paid to VCTA for the year ended March 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended March 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended March 31, 2022, the Distributor received $3 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2022, the expense limits (excluding voluntary waivers) were 0.48%, 0.44%, and 0.75% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of March 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at March 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$16	$172	$1,053	$1,241

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets, and a large portion of the Fund's assets are tied to LIBOR. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include Ameribor (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended March 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended March 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$4,281	2	0.72%	$5,799

*  For the year ended March 31, 2022, based on the number of days borrowings were outstanding.

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2022		Year Ended March 31, 2021
Distributions Paid From		Distributions Paid From
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$123,614	$123,614	$132,118	$132,118

As of March 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax Exempt Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$12,817	$(10,727)	$2,090	$(110,412)	$45,957	$(62,365)

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and defaulted bond adjustments.

As of March 31, 2022, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$45,360	$65,052	$110,412

As of March 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,634,819	$111,192	$(65,235)	$45,957

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Intermediate-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Intermediate-Term Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2022

USAA Mutual Funds Trust	Supplemental Information March 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13/-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13/-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
James K. De Vries, (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

*Erin Wagner, (February 1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present).
Allan Shaer, (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino, (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth, (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Colin Kinney, (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox, (September 1976)	Deputy Chief Compliance Officer	July 2021	Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

*  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021, through March 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/21	Actual Ending Account Value 3/31/22	Hypothetical Ending Account Value 3/31/22	Actual Expenses Paid During Period 10/1/21- 3/31/22*	Hypothetical Expenses Paid During Period 10/1/21- 3/31/22*	Annualized Expense Ratio During Period 10/1/21- 3/31/22
Fund Shares	$1,000.00	$948.80	$1,022.34	$2.53	$2.62	0.52%
Institutional Shares	1,000.00	949.10	1,022.69	2.19	2.27	0.45%
Class A	1,000.00	947.60	1,021.09	3.74	3.88	0.77%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2022 (amounts in thousands):

Tax Exempt Distributions
$123,614

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Tax Exempt Intermediate-Term Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was below the median of its expense group and above the median of its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the median of its expense group and below the median of its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2021.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees

1  The Adviser previously agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

40857-0522

March 31, 2022

Annual Report

USAA Tax Exempt Short-Term Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	24
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	40
Supplemental Information (Unaudited)	41
Trustee and Officer Information	41
Proxy Voting and Portfolio Holdings Information	46
Expense Examples	46
Additional Federal Income Tax Information	47
Advisory Contract Renewal	48
Liquidity Risk Management Program	51
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Just as the calendar year ended, investors were quickly reminded that financial markets go up and down. A host of worries have recently conspired to disturb the markets. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle. And, of course, we're all watching a terrible war unfold in Eastern Europe. All these issues have ratcheted up uncertainties and market volatility in both stock and bond markets.

Given these concerns, it's no surprise that sentiment has turned negative and investors have become more focused on risk management and downside protection. We believe it's important to look back at financial markets through a wider lens. Despite the recent turmoil and the headwinds of the past year — including new COVID-19 variants, disruptions among global supply chains, and rising interest rates — the S&P 500® Index, the bell-weather proxy for our domestic stock market, once again delivered positive annual total returns during the annual reporting period.

Still, underlying this positive performance were interesting differences among investment styles and market capitalizations. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the first half of our annual reporting period, while the reverse was true during the back half of the year (as measured by the Russell family of indices). Perhaps this reflects investors' expectations for future higher interest rates and corresponding higher borrowing costs?

There were other notable subplots, too. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as we all sought to grasp the potential of their emerging blockchain technologies. Also intriguing was how the biotech sector struggled mightily for much of the past year despite the success and fanfare surrounding the COVID-19 vaccines. Meanwhile, rising oil prices fueled impressive gains across the energy landscape, and other commodities (including gold) helped fuel returns in some investors' diversified portfolios. These were just a few of the themes of the past year.

Despite the recent pullback, the S&P 500 Index still registered an impressive annual total return of nearly 16% for the 12-month period ended March 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 58 basis points (a basis point is 1/100th of a percentage point), thanks to the Fed's stated intentions to shift to a less accommodative monetary policy. This was evidenced in March 2022 when the Fed raised the target federal funds rate by 25 basis points, the first rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury was trending higher and finished at 2.32%.

Although we were encouraged by another resilient year for financial markets, we fully acknowledge that unusual events of recent times — as well as the heightened volatility of early 2022 — may make investors uneasy. However, our experience managing portfolios through various economic cycles (including more than one unusual market crisis) has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset

2

classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. We are already facing a new and less accommodative Fed, which has unequivocally stated its intent to harness the recent elevated inflation readings. As a result, we believe interest rates appear ready to increase further. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors are now navigating. There will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the market environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions, we encourage you to contact our Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in us, and we look forward to helping you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Tax Exempt Short-Term Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

Tax-exempt bonds, as measured by the Bloomberg Municipal Bond Index, generated negative returns during the 12-month reporting period ended March 31, 2022, due largely to rising municipal bond yields in the last quarter of the fiscal year. (Bond prices and yields move in opposite directions.)

The reporting period began with the municipal market fighting the headwinds of potentially higher U.S. Treasury rates and inflation, but with several notable tailwinds in support to include: heavy fund flows into tax-exempt mutual funds, investor expectations of increasing tax rates, and stimulus money flowing to municipal borrowers. During the first three quarters of the fiscal year, the Bloomberg Municipal Bond Index returned 1.87%.

The municipal market turned meaningfully negative in the first quarter of 2022. The Bloomberg Municipal Bond Index returned -6.23% for the quarter. The negative returns were driven by a material increase in Treasury and AAA Municipal Bond yields. These rates rose significantly in response to the U.S. Federal Reserve's initiation of monetary tightening. Negative returns were also driven by significant outflows of assets from municipal bond mutual funds.

At the end of the reporting period, the yield on the Bloomberg Municipal Bond Index was 2.60%, which was notably higher than at the start of the fiscal year (1.18% on March 31, 2021). While the increase in rates detracted from performance during this fiscal year, we believe the higher rates should drive higher returns over the long-term.

•  How did the USAA Tax Exempt Short-Term Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the reporting period ended March 31, 2022, the Fund Shares, Institutional Shares, and Class A had a total return (at net asset value) of -2.52%, -2.43%, and -2.64%, respectively, versus an average return of -2.04% amongst the funds in the Lipper Short Municipal Debt Funds category. This compares to returns of -1.84% for the Lipper Short Municipal Debt Funds Index and -3.06% for the Bloomberg Municipal Bond Short (1-5 Years) Index.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

4

USAA Mutual Funds Trust

USAA Tax Exempt Short-Term Fund (continued)

Manager's Commentary (continued)

During the reporting period, we continued to invest a portion of the portfolio in variable rate demand notes ("VRDNs"). The VRDNs owned by the Fund have interest rates that adjust daily/weekly to the market. VRDNs also possess a "demand" feature that allows us to sell the bond at par value with notice of seven days or less, which helps us reduce share price volatility and gives us the flexibility to act when attractive opportunities arise.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of shorter-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Tax Exempt Short-Term Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended March 31, 2022

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	3/19/82	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Municipal Short (1-5 Years) Index[1]	Lipper Short Municipal Debt Funds Index[2]
One Year	–2.52%	–2.43%	–2.64%	–4.78%	–3.06%	–1.84%
Five Year	1.14%	NA	0.92%	0.46%	1.11%	0.89%
Ten Year	1.07%	NA	0.84%	0.61%	1.16%	0.81%
Since Inception	NA	–0.06%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Short-Term Fund — Growth of $10,000

1The Bloomberg Municipal Bond Short (1-5 Years) Index is a market value-weighted index which covers the short components of the Bloomberg Barclays Municipal Bond Index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

2The unmanaged Lipper Short Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Short Municipal Debt Funds category. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	March 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide interest income that is exempt from federal income tax.

Top 10 Industries:

March 31, 2022

(% of Net Assets)

Medical	21.4%
General Obligation	15.1%
General	14.4%
Development	7.8%
Education	5.9%
Transportation	5.1%
Nursing Homes	4.3%
Multifamily Housing	3.5%
Power	3.4%
Higher Education	3.3%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (95.4%)
Alabama (2.5%):
Birmingham Airport Authority Revenue, 5.00%, 7/1/30	$1,200	$1,437
Black Belt Energy Gas District Revenue, Series B-1, 1.05% (LIBOR01M+90bps), 12/1/48, (Put Date 12/1/23) (a) (b)	10,000	9,971
Chatom Industrial Development Board Revenue, 5.00%, 8/1/30	1,275	1,496
Prattville Industrial Development Board Revenue 2.00%, 11/1/33, (Put date 10/1/24) (b)	450	442
2.00%, 11/1/33, (Put date 10/1/24) (b)	425	418
Selma Industrial Development Board Revenue 2.00%, 11/1/33, (Put date 10/1/24) (b)	3,650	3,587
1.37%, 5/1/34, (Put date 6/16/25) (b)	5,875	5,614
The Lower Alabama Gas District Revenue (LOC — Goldman Sachs Bank USA), 4.00%, 12/1/50, (Put Date 12/1/25) (b)	3,000	3,109
		26,074
Arizona (4.6%):
Arizona Health Facilities Authority Revenue, 2.36% (MUNIPSA+185bps), 2/1/48, (Put Date 2/1/23) (a) (b)	25,000	25,297
Arizona IDA Revenue 3.00%, 12/15/31, Continuously Callable @100 (c)	525	496
Series B, 4.00%, 7/1/31	315	326
Maricopa County IDA Revenue 4.00%, 7/1/29 (c)	750	763
3.00%, 7/1/31 (c)	500	476
1.08% (MUNIPSA+57bps), 1/1/35, (Put Date 10/18/24) (a) (b)	2,290	2,295
Series C, 1.31% (MUNIPSA+80bps), 9/1/48, (Put Date 9/1/24) (a) (b)	7,735	7,650
Pinal County IDA Revenue, 4.00%, 10/1/22	3,600	3,646
Tempe IDA Revenue Series A, 4.00%, 12/1/26	240	248
Series A, 4.00%, 12/1/27	355	368
Series A, 4.00%, 12/1/28	365	378
Series A, 4.00%, 12/1/29	380	395
Series A, 4.00%, 12/1/30, Continuously Callable @102	495	506
Series A, 4.00%, 12/1/31, Continuously Callable @102	465	484
Series C-1, 1.50%, 12/1/27, Continuously Callable @100	1,965	1,784
The Yavapai County IDA Revenue, 0.95%, 4/1/29, (Put date 6/1/22) (b)	3,000	3,000
		48,112
Arkansas (0.7%):
Arkansas Development Finance Authority Revenue 5.00%, 9/1/30	1,180	1,374
5.00%, 9/1/31, Continuously Callable @100	1,200	1,397
5.00%, 9/1/44, (Put Date 9/1/27) (b)	4,000	4,465
		7,236
California (3.4%):
Anaheim Public Financing Authority Revenue Series A, 5.00%, 5/1/22	500	501
Series A, 5.00%, 5/1/24	250	267

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
California County Tobacco Securitization Agency Revenue Series A, 5.00%, 6/1/30	$200	$228
Series B-1, 1.75%, 6/1/30	40	40
California Infrastructure & Economic Development Bank Revenue 0.86% (MUNIPSA+35bps), 8/1/47, (Put Date 8/1/24) (a) (b)	2,000	1,980
Series B, 1.71% (MUNIPSA+120bps), 8/1/37, (Put Date 6/1/22) (a) (b)	8,000	7,995
California Municipal Finance Authority Revenue 2.75%, 11/15/27, Continuously Callable @100	785	755
Series B-2, 2.13%, 11/15/26, Continuously Callable @100	820	770
California Public Finance Authority Revenue, Series A, 4.00%, 10/15/22	245	249
California Statewide Communities Development Authority Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8066, 0.91%, 4/1/60, Callable 10/1/32 @ 100 (c) (d)	5,000	5,000
City & County of San Francisco Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8059, 0.91%, 12/1/52, Callable 5/13/22 @ 100 (c) (d)	10,000	10,000
Newman Crows Landing Unified School District, GO, 2.54%, 8/1/25	1,000	919
Sierra View Local Health Care District Revenue 5.00%, 7/1/27	315	357
5.00%, 7/1/28	330	380
5.00%, 7/1/29	315	368
5.00%, 7/1/30	310	368
Western Placer Unified School District Special Tax, 2.00%, 6/1/25, Continuously Callable @100	4,750	4,697
		34,874
Colorado (1.2%):
Colorado Health Facilities Authority Revenue Series A, 5.00%, 8/1/29	500	585
Series A, 5.00%, 11/1/29	3,225	3,809
Series A, 5.00%, 11/1/30, Continuously Callable @100	2,215	2,613
Series B-2, 5.00%, 8/1/49, (Put Date 8/1/26) (b)	1,000	1,098
E-470 Public Highway Authority Revenue, Series B, 0.45% (SOFR+35bps), 9/1/39, (Put Date 9/1/24) (a) (b)	4,000	3,837
Southlands Metropolitan District No. 1, GO Series A-1, 3.00%, 12/1/22	100	100
Series A-1, 3.50%, 12/1/27	1,000	986
		13,028
Connecticut (2.6%):
City of Bridgeport, GO, Series B, 5.00%, 8/15/26	3,450	3,845
City of New Haven, GO Series A, 5.00%, 8/1/22	1,190	1,205
Series A, 5.00%, 8/1/24	1,000	1,063
Series A, 5.00%, 8/1/25	580	630
Series A, 5.00%, 8/1/26	580	641
Series A, 5.00%, 8/1/27	1,000	1,125
City of New Haven, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 8/1/27	2,500	2,814
Series A, 5.00%, 8/1/28	1,000	1,146
Series B, 5.00%, 2/1/27	600	669
Series B, 5.00%, 2/1/28	525	596
Series B, 5.00%, 2/1/29	550	635

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of West Haven, GO Series A, 5.00%, 11/1/23	$800	$836
Series A, 5.00%, 11/1/24	815	871
Series A, 5.00%, 11/1/27	650	735
Connecticut State Health & Educational Facilities Authority Revenue Series A, 5.00%, 7/1/30, Continuously Callable @100	2,000	2,354
Series B-2, 5.00%, 7/1/53, (Put Date 1/1/27) (b)	3,000	3,362
Harbor Point Infrastructure Improvement District Tax Allocation, 5.00%, 4/1/22 (c)	1,920	1,920
State of Connecticut Special Tax Revenue, Series A, 5.00%, 5/1/31, Continuously Callable @100	2,500	2,970
		27,417
Florida (1.5%):
Alachua County Health Facilities Authority Revenue 4.00%, 12/1/23	1,100	1,133
5.00%, 12/1/37, (Put Date 12/1/26) (b)	3,000	3,298
Capital Trust Agency, Inc. Revenue, 4.00%, 8/1/30	200	203
City of Pompano Beach Revenue 3.50%, 9/1/30, Continuously Callable @103	3,590	3,578
Series B-1, 2.00%, 1/1/29	1,000	925
County of Escambia Revenue, 2.00%, 11/1/33, (Put date 10/1/24) (b)	775	769
Florida Development Finance Corp. Revenue Series A, 5.00%, 6/15/26	370	403
Series A, 5.00%, 6/15/27	390	431
Series A, 5.00%, 6/15/28, Continuously Callable @100	410	453
Series A, 5.00%, 6/15/29, Continuously Callable @100	360	398
Series A, 5.00%, 6/15/30, Continuously Callable @100	475	523
Florida Higher Educational Facilities Financial Authority Revenue 5.00%, 10/1/22	500	508
5.00%, 10/1/24	500	529
5.00%, 10/1/25	445	480
Lee County IDA Revenue, 4.75%, 10/1/22	690	702
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation, Series A-1, 5.00%, 3/1/23 (c)	1,000	1,031
		15,364
Georgia (4.3%):
Appling County Development Authority Revenue, Series A, 1.50%, 1/1/38, (Put date 2/3/25) (b)	2,000	1,934
Burke County Development Authority Revenue, 1.70%, 12/1/49, (Put date 8/22/24) (b)	7,500	7,310
Cobb County Development Authority Revenue, Series A, 2.25%, 4/1/33, (Put date 10/1/29) (b)	5,000	4,879
George L Smith II Congress Center Authority Revenue, 2.38%, 1/1/31	1,000	901
Main Street Natural Gas, Inc. Revenue 4.00%, 8/1/48, (Put Date 12/1/23) (b)	5,000	5,141
Series A, 5.00%, 5/15/28	1,000	1,107
Series A, 5.00%, 5/15/29	1,775	1,980
Series C, 4.00%, 5/1/52, (Put Date 12/1/28) (b)	10,000	10,440

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Savannah Economic Development Authority Revenue, 2.00%, 11/1/33, (Put date 10/1/24) (b)	$815	$809
The Burke County Development Authority Revenue (NBGA — Southern Co.), 0.48%, 11/1/52, Continuously Callable @100 (d)	1,700	1,700
The Development Authority of Monroe County Revenue, 0.56%, 11/1/48, Continuously Callable @100 (d)	5,100	5,100
The Monroe County Development Authority Revenue, Series A, 1.50%, 1/1/39, (Put date 2/3/25) (b)	3,500	3,386
		44,687
Guam (0.4%):
Territory of Guam Revenue Series A, 5.00%, 12/1/23	1,500	1,581
Series A, 5.00%, 12/1/24	2,000	2,163
		3,744
Idaho (0.5%):
County of Nez Perce Revenue, 2.75%, 10/1/24	5,000	5,068
Illinois (11.6%):
Chicago Board of Education, GO Series A, 4.00%, 12/1/27	1,400	1,451
Series B, 5.00%, 12/1/22	1,500	1,527
Series B, 5.00%, 12/1/22	400	407
Series B, 4.00%, 12/1/22	2,920	2,953
Series B, 5.00%, 12/1/31, Continuously Callable @100	1,000	1,099
Chicago Park District, GO Series A, 4.00%, 1/1/31, Continuously Callable @100	750	824
Series F-2, 5.00%, 1/1/27	600	666
Series F-2, 5.00%, 1/1/28	1,000	1,130
Series F-2, 5.00%, 1/1/29	1,000	1,147
Series F-2, 5.00%, 1/1/30	1,305	1,518
Series F-2, 5.00%, 1/1/31, Continuously Callable @100	2,115	2,457
Series F-2, 5.00%, 1/1/32, Continuously Callable @100	1,750	2,024
Chicago Transit Authority Revenue 5.00%, 6/1/25	1,720	1,867
5.00%, 6/1/26	1,000	1,107
City of Chicago Special Assessment Revenue 1.57%, 12/1/22	270	269
1.99%, 12/1/23	274	271
2.27%, 12/1/24	315	310
2.53%, 12/1/25	335	329
2.69%, 12/1/26	305	297
2.87%, 12/1/27	255	248
City of Chicago Waterworks Revenue 5.00%, 11/1/25	4,000	4,434
5.00%, 11/1/26	1,000	1,135
Series A-1, 5.00%, 11/1/25	2,000	2,217
Series A-1, 4.00%, 11/1/26	2,500	2,727
County of Cook, GO (LIQ — JPMorgan Chase & Co.), Series 2015-XF0124, 0.65%, 5/15/22 (c) (d)	11,160	11,160

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Illinois Finance Authority Revenue 5.00%, 10/1/29	$500	$576
5.00%, 10/1/30	250	292
1.26% (MUNIPSA+75bps), 1/1/46, (Put Date 7/1/23) (a) (b)	9,000	9,052
Series B, 1.21% (MUNIPSA+70bps), 5/1/42, (Put Date 5/1/26) (a) (b)	2,250	2,223
Series C, 4.00%, 2/15/25	10,000	10,529
Northern Illinois University Revenue 5.00%, 10/1/30	325	387
5.00%, 10/1/31, Continuously Callable @100	450	538
4.00%, 10/1/32, Continuously Callable @100	500	557
Northern Illinois University Revenue (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 4/1/30	250	292
Sales Tax Securitization Corp. Revenue Series A, 5.00%, 1/1/28	1,000	1,123
Series A, 5.00%, 1/1/29	2,500	2,848
Series A, 5.00%, 1/1/30	2,000	2,303
State of Illinois, GO Series A, 5.00%, 10/1/23	3,000	3,123
Series A, 5.00%, 11/1/25	5,000	5,406
Series C, 5.00%, 11/1/29, Continuously Callable @100	8,985	9,887
State of Illinois, GO (INS — Build America Mutual Assurance Co.), Series D, 5.00%, 11/1/25 (e)	15,000	16,415
The Illinois Sports Facilities Authority Revenue 5.00%, 6/15/28	1,000	1,084
5.00%, 6/15/30	1,500	1,647
5.00%, 6/15/31	575	634
5.00%, 6/15/32, Continuously Callable @100	480	527
Village of Rosemont, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 12/1/22	1,735	1,774
Series A, 5.00%, 12/1/23	1,825	1,911
Series A, 5.00%, 12/1/24	1,915	2,048
Western Illinois University Revenue (INS — Build America Mutual Assurance Co.) 4.00%, 4/1/29	750	825
4.00%, 4/1/30	750	834
		120,409
Indiana (1.4%):
Indiana Bond Bank Revenue 1/15/27 (f)	1,280	1,134
1/15/28 (f)	1,100	945
1/15/29 (f)	565	470
7/15/29, Continuously Callable @99 (f)	730	580
Indiana Finance Authority Revenue 2.95%, 10/1/22, Continuously Callable @100	5,000	5,016
5.00%, 4/1/23	650	666
5.00%, 4/1/24	715	747
5.00%, 4/1/25	750	798
5.00%, 4/1/26	790	853
5.00%, 4/1/27	830	907

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 4/1/28	$870	$964
5.00%, 4/1/29	1,180	1,322
		14,402
Iowa (0.4%):
City of Waverly Revenue, 2.50%, 12/31/22, Continuously Callable @100	2,000	2,006
Iowa Higher Education Loan Authority Revenue, 2.00%, 5/19/22	2,000	2,002
		4,008
Kansas (0.6%):
City of Burlington Revenue, Series B, 0.76%, 9/1/35, Continuously Callable @100 (d)	4,050	4,050
City of Manhattan Revenue Series B-1, 2.88%, 6/1/28, Continuously Callable @100	375	365
Series B2, 2.38%, 6/1/27, Continuously Callable @100	430	412
City of St. Marys Revenue, 0.65%, 4/15/32, Continuously Callable @100 (d)	1,700	1,700
		6,527
Kentucky (6.1%):
City of Ashland Revenue 5.00%, 2/1/28	1,775	1,986
5.00%, 2/1/30	740	848
County of Carroll Revenue, 1.55%, 9/1/42, (Put date 9/1/26) (b)	5,000	4,726
County of Owen Revenue 2.45%, 6/1/39, (Put date 10/1/29) (b)	10,000	9,961
2.45%, 9/1/39, (Put date 10/1/29) (b)	5,000	4,913
Kentucky Economic Development Finance Authority Revenue, Series B-3, 1.91% (MUNIPSA+140bps), 2/1/46, (Put Date 2/1/25) (a) (b)	10,000	10,043
Kentucky Public Energy Authority Revenue Series B, 4.00%, 1/1/49, (Put Date 1/1/25) (b)	5,715	5,949
Series C-1, 4.00%, 12/1/49, (Put Date 6/1/25) (b)	10,000	10,434
Series C-3, 1.56% (MUNIPSA+105bps), 12/1/49, (Put Date 6/1/25) (a) (b)	10,000	10,043
Louisville/Jefferson County Metropolitan Government Revenue, 5.00%, 10/1/47, (Put Date 10/1/29) (b)	4,000	4,685
		63,588
Louisiana (3.0%):
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, Series A, 2.00%, 6/1/30, Continuously Callable @100	1,000	881
Louisiana Public Facilities Authority Revenue, 1.16% (MUNIPSA+65bps), 9/1/57, (Put Date 9/1/23) (a) (b)	10,000	10,108
Louisiana Stadium & Exposition District Revenue, 4.00%, 7/3/23, Continuously Callable @100	3,325	3,398
Parish of St. Charles Revenue, 4.00%, 12/1/40, (Put date 6/1/22) (b)	4,000	4,014
Parish of St. John the Baptist Revenue 2.20%, 6/1/37, (Put date 7/1/26) (b)	1,750	1,709
2.10%, 6/1/37, (Put date 7/1/24) (b)	2,000	1,968
Tangipahoa Parish Hospital Service District No. 1 Revenue, 5.00%, 2/1/32, Continuously Callable @100	3,470	4,068
Tobacco Settlement Financing Corp. Revenue, Series A, 5.00%, 5/15/22	5,000	5,022
		31,168

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Maryland (1.3%):
Maryland Economic Development Corp. Revenue Series A, 5.00%, 6/1/25	$1,500	$1,630
Series A, 5.00%, 6/1/26	2,000	2,213
Series A, 5.00%, 6/1/27	1,340	1,506
Maryland Health & Higher Educational Facilities Authority Revenue 5.00%, 7/1/28	1,910	2,175
5.00%, 7/1/29	1,130	1,305
5.00%, 7/1/30	1,000	1,169
Town of Chestertown Revenue Series A, 5.00%, 3/1/31	1,475	1,718
Series A, 5.00%, 3/1/32, Continuously Callable @100	1,550	1,803
		13,519
Massachusetts (0.9%):
Massachusetts Development Finance Agency Revenue 5.00%, 7/1/25	1,250	1,338
5.00%, 7/1/26	1,500	1,632
5.00%, 7/15/26 (c)	310	340
5.00%, 7/15/28 (c)	340	383
5.00%, 7/15/30 (c)	640	739
0.92%, 7/1/49, (Put date 1/29/26), Continuously Callable @100 (b) (c)	2,500	2,470
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,425	1,625
Series C, 5.00%, 10/1/30	975	1,152
		9,679
Michigan (0.8%):
Flint Hospital Building Authority Revenue 5.00%, 7/1/29	1,995	2,267
5.00%, 7/1/30	2,290	2,632
Michigan Finance Authority Revenue 4.00%, 2/1/27	185	190
4.00%, 2/1/32	285	295
Summit Academy North Revenue 2.25%, 11/1/26	1,335	1,283
4.00%, 11/1/31, Continuously Callable @103	1,565	1,559
		8,226
Minnesota (0.1%):
Sanford Canby Community Hospital District No. 1 Revenue, 0.87%, 11/1/26, Continuously Callable @100 (d)	1,105	1,105
Mississippi (1.6%):
County of Warren Revenue, 2.90%, 9/1/32, (Put Date 9/1/23) (b)	2,000	2,015
Mississippi Business Finance Corp. Revenue, 3.20%, 9/1/28, Continuously Callable @100	4,000	3,996
Mississippi Hospital Equipment & Facilities Authority Revenue, 5.00%, 9/1/24	10,000	10,625
		16,636

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Missouri (0.2%):
Health & Educational Facilities Authority of the State of Missouri Revenue 3.00%, 8/1/22	$135	$136
4.00%, 8/1/24	155	160
4.00%, 8/1/26	205	216
4.00%, 8/1/28	415	446
4.00%, 8/1/30	295	321
Missouri Development Finance Board Revenue 5.00%, 3/1/23	200	205
5.00%, 3/1/24	300	313
		1,797
Montana (0.9%):
City of Forsyth Revenue, 2.00%, 8/1/23	6,000	6,008
Montana State Board of Regents Revenue, Series F, 0.96% (MUNIPSA+45bps), 11/15/35, (Put Date 9/1/23) (a) (b)	2,880	2,872
		8,880
Nebraska (0.8%):
County of Douglas Revenue, 1.04% (MUNIPSA+53bps), 7/1/35, (Put date 9/1/26) (a) (b)	8,000	7,914
Nevada (0.4%):
County of Washoe Revenue, Series B, 3.00%, 3/1/36, (Put Date 6/1/22) (b)	4,400	4,410
New Hampshire (0.1%):
New Hampshire Business Finance Authority Revenue 4.00%, 1/1/30, Continuously Callable @103	280	297
4.00%, 1/1/31, Continuously Callable @103	295	312
		609
New Jersey (6.3%):
Casino Reinvestment Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 11/1/24	1,000	1,068
City of Newark, GO, Series B, 2.00%, 2/17/23	2,375	2,383
New Jersey Building Authority Revenue Series A, 3.00%, 6/15/23	400	407
Series A, 3.00%, 6/15/23	600	607
Series A, 5.00%, 6/15/24	1,595	1,704
Series A, 5.00%, 6/15/24	2,405	2,543
New Jersey Economic Development Authority Revenue Series BBB, 5.00%, 6/15/23	7,000	7,241
Series XX, 5.00%, 6/15/22 (e)	20,000	20,137
New Jersey Economic Development Authority Revenue (LOC — Valley National Bank), 0.83%, 3/1/31, Continuously Callable @100 (d)	1,190	1,190
New Jersey Educational Facilities Authority Revenue Series B, 5.00%, 9/1/22	4,735	4,805
Series B, 5.00%, 9/1/23	4,000	4,159
Series B, 4.00%, 9/1/24	4,730	4,914
New Jersey Transportation Trust Fund Authority Revenue 5.00%, 6/15/24	5,095	5,413
Series AA, 5.00%, 6/15/22	1,500	1,511
Series AA, 5.00%, 6/15/23	3,835	3,967

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
State of New Jersey, GO, Series A, 4.00%, 6/1/31	$3,000	$3,263
Tobacco Settlement Financing Corp. Revenue, Series B, 3.20%, 6/1/27	560	561
		65,873
New Mexico (1.2%):
City of Farmington Revenue 2.13%, 6/1/40, (Put Date 6/1/22) (b)	2,000	2,002
Series A, 2.15%, 4/1/33, Continuously Callable @101	5,000	4,360
New Mexico Hospital Equipment Loan Council Revenue 5.00%, 6/1/22	445	448
5.00%, 6/1/27	770	859
5.00%, 6/1/28	780	883
5.00%, 6/1/29	835	958
5.00%, 6/1/30	525	610
5.00%, 6/1/31, Continuously Callable @100	690	801
Village of Los Ranchos de Albuquerque Revenue 5.00%, 9/1/28	840	962
5.00%, 9/1/31, Continuously Callable @100	300	353
Winrock Town Center Tax Increment Development District Tax Allocation, 3.75%, 5/1/28 (c)	750	739
		12,975
New York (13.4%):
City of Amsterdam, GO, 1.00%, 6/23/22	6,061	6,041
City of Long Beach, GO, Series A, 2.00%, 2/17/23	10,000	9,981
City of New York, GO Series 2, 0.71%, 4/1/42, Continuously Callable @100 (d)	3,000	3,000
Series 3, 0.71%, 4/1/42, Continuously Callable @100 (d)	2,000	2,000
Series B-3, 0.70%, 10/1/46, Continuously Callable @100 (d)	9,700	9,700
City of Ogdensburg, GO, 2.38%, 4/22/22	1,160	1,160
City of Poughkeepsie, GO 4.00%, 4/15/22	130	130
4.00%, 4/15/23	135	138
4.00%, 4/15/24	140	144
4.00%, 4/15/25	215	224
4.00%, 4/15/26	230	242
County of Rockland, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 3/1/23	2,500	2,577
Series A, 5.00%, 3/1/24	1,600	1,692
Long Island Power Authority Revenue Series B, 1.65%, 9/1/49, (Put Date 9/1/24) (b)	4,500	4,481
Series C, 0.91% (LIBOR01M+75bps), 5/1/33, (Put Date 10/1/23) (a) (b)	5,000	4,983
Series C, 0.91% (LIBOR01M+75bps), 5/1/33, (Put Date 10/1/23) (a) (b)	4,000	3,997
Metropolitan Transportation Authority Revenue Series 2, 0.89% (SOFR+80bps), 11/1/32, (Put Date 4/1/26) (a) (b)	2,000	1,939
Series A-1, 5.00%, 2/1/23	8,050	8,259
Series A-2, 5.00%, 11/15/45, (Put date 5/15/30) (b)	1,830	2,087
Series A3, 0.75%, 11/15/42, (Put date 4/1/26) (b)	10,000	9,696
Series B-1, 5.00%, 5/15/22	3,155	3,166
Series D-2, 0.96% (MUNIPSA+45bps), 11/15/44, (Put date 11/15/22) (a) (b)	8,000	7,985
Mohawk Town Fire District, GO, 1.50%, 11/4/22	4,825	4,823

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York Liberty Development Corp. Revenue 2.80%, 9/15/69, Continuously Callable @100	$14,950	$14,091
2.63%, 9/15/69, Continuously Callable @100	1,650	1,458
Series A, 1.90%, 11/15/31, Continuously Callable @100	2,000	1,775
New York State Dormitory Authority Revenue 5.00%, 12/1/24 (c)	1,200	1,290
5.00%, 12/1/25 (c)	1,200	1,317
New York State Housing Finance Agency Revenue (LIQ — Deutsche Bank A.G.), Series DBE-DBE-8073, 0.91%, 8/1/50, Continuously Callable @100 (c) (d)	4,958	4,958
Niagara Area Development Corp. Revenue, Series B, 3.50%, 11/1/24, Continuously Callable @100 (c)	500	509
Town of Bergen, GO, 2.00%, 12/22/22	4,745	4,766
Troy Capital Resource Corp. Revenue 5.00%, 8/1/26, Continuously Callable @100	1,050	1,150
5.00%, 9/1/27	1,250	1,408
Village of Clayton, GO, 0.60%, 10/20/22, Continuously Callable @100	5,990	5,964
Village of Malone, GO, 1.75%, 3/10/23, Continuously Callable @100	4,210	4,220
Village of Valley Stream, GO, Series A, 2.00%, 5/12/22	7,590	7,589
		138,940
North Carolina (0.8%):
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue 2.00%, 11/1/33, (Put date 10/1/24) (b)	825	819
2.00%, 11/1/33, (Put date 10/1/24) (b)	825	818
Series A, 1.37%, 5/1/34, (Put date 6/16/25) (b)	2,000	1,935
North Carolina Medical Care Commission Revenue 2.50%, 10/1/24, Continuously Callable @100	745	737
2.30%, 9/1/25, Continuously Callable @100	1,250	1,183
2.88%, 10/1/26, Continuously Callable @100	650	643
Series A, 4.00%, 10/1/27	600	641
Series B-1, 2.55%, 9/1/26, Continuously Callable @100	1,575	1,485
		8,261
North Dakota (0.3%):
City of Grand Forks Revenue 5.00%, 12/1/31	1,200	1,403
5.00%, 12/1/32, Continuously Callable @100	1,300	1,518
		2,921
Ohio (2.2%):
Akron Bath Copley Joint Township Hospital District Revenue 5.00%, 11/15/29	275	317
5.00%, 11/15/30	350	409
5.00%, 11/15/31, Continuously Callable @100	300	350
County of Allen Hospital Facilities Revenue, 5.00%, 12/1/30, Continuously Callable @100	2,000	2,320
County of Hamilton Revenue, 5.00%, 9/15/29	1,345	1,569
Ohio Air Quality Development Authority Revenue 1.90%, 5/1/26, (Put date 10/1/24) (b)	3,500	3,453
2.40%, 12/1/38, (Put Date 10/1/29) (b)	3,250	3,256

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ohio Higher Educational Facility Commission Revenue 5.00%, 5/1/22	$500	$501
5.00%, 5/1/23	550	568
5.00%, 5/1/24	1,000	1,057
Port of Greater Cincinnati Development Authority Revenue, Series A, 3.00%, 5/1/23, Continuously Callable @100	4,765	4,766
Southeastern Ohio Port Authority Revenue, 5.00%, 12/1/25, Continuously Callable @100	1,000	1,057
State of Ohio Revenue 5.00%, 11/15/27	425	477
5.00%, 11/15/30	710	829
5.00%, 11/15/31, Continuously Callable @100	465	543
Series A, 5.00%, 1/15/30	1,000	1,168
		22,640
Oklahoma (1.2%):
Garfield County Industrial Authority Revenue, Series A, 0.64%, 1/1/25, Callable 5/4/22 @ 100 (d) (e)	3,700	3,700
Muskogee Industrial Trust Revenue 4.00%, 9/1/28	2,500	2,667
4.00%, 9/1/29	3,010	3,220
Oklahoma Development Finance Authority Revenue Series B, 5.00%, 8/15/23	500	514
Series B, 5.00%, 8/15/24	600	625
Series B, 5.00%, 8/15/25	550	580
Oklahoma Municipal Power Authority Revenue, Series A, 0.90% (MUNIPSA+39bps), 1/1/23 (a)	1,610	1,614
		12,920
Oregon (0.2%):
County of Yamhill Revenue 4.00%, 10/1/22	555	562
4.00%, 10/1/23	425	436
4.00%, 10/1/24	425	440
Oregon State Facilities Authority Revenue Series A, 5.00%, 10/1/28	150	170
Series A, 5.00%, 10/1/29	300	346
Series A, 5.00%, 10/1/30	300	350
		2,304
Pennsylvania (6.0%):
Bethlehem Area School District Authority Revenue, Series A, 0.44% (SOFR+35bps), 1/1/30, (Put Date 11/1/25) (a) (b)	1,000	966
Chester County IDA Revenue, 3.75%, 10/1/24	370	375
Coatesville School District, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 8/1/24	1,000	1,065
5.00%, 8/1/25	800	871
Commonwealth Financing Authority Revenue, 5.00%, 6/1/26	2,000	2,190
County of Lehigh Revenue 5.00%, 7/1/28	1,750	2,024
5.00%, 7/1/29	2,000	2,352

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Delaware County Authority Revenue 4.00%, 10/1/22	$200	$202
5.00%, 10/1/23	235	244
5.00%, 10/1/24	505	535
5.00%, 10/1/25	525	566
5.00%, 10/1/30	1,200	1,351
Geisinger Authority Revenue 1.33% (LIBOR01M+107bps), 6/1/28, (Put Date 6/1/24) (a) (b)	7,000	6,985
5.00%, 4/1/43, (Put Date 4/1/30) (b)	4,250	4,991
General Authority of Southcentral Pennsylvania Revenue, 1.11% (MUNIPSA+60bps), 6/1/49, (Put Date 6/1/24) (a) (b)	6,000	6,009
Latrobe IDA Revenue 5.00%, 3/1/28	135	148
5.00%, 3/1/29	175	194
5.00%, 3/1/30	150	168
5.00%, 3/1/31	175	197
Luzerne County IDA Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 12/15/25	550	604
5.00%, 12/15/26, Continuously Callable @100	500	549
5.00%, 12/15/27, Continuously Callable @100	1,000	1,097
Northampton County General Purpose Authority Revenue, 1.20% (LIBOR01M+104bps), 8/15/48, (Put Date 8/15/24) (a) (b)	1,855	1,842
Philadelphia IDA Revenue 5.00%, 6/15/28 (c)	210	226
5.00%, 6/15/29, Continuously Callable @100 (c)	220	236
5.00%, 6/15/30, Continuously Callable @100 (c)	145	156
Pittsburgh Water & Sewer Authority Revenue, Series C, 1.16% (MUNIPSA+65bps), 9/1/40, (Put Date 12/1/23) (a) (b)	7,500	7,530
Scranton School District, GO 0.92% (LIBOR01M+85bps), 4/1/31, (Put Date 6/1/23) (a) (b)	6,590	6,629
Series A, 5.00%, 6/1/23	2,435	2,526
The Berks County Municipal Authority Revenue, Series B, 5.00%, 2/1/40, (Put Date 2/1/30) (b)	1,700	1,838
The Hospitals & Higher Education Facilities Authority of Philadelphia Revenue, 5.00%, 7/1/22	1,595	1,608
The School District of Philadelphia, GO, Series D, 5.00%, 9/1/22	5,500	5,584
Westmoreland County IDA Revenue, Series A, 4.00%, 7/1/22	300	302
		62,160
South Carolina (1.2%):
Patriots Energy Group Financing Agency Revenue, Series B, 1.01% (LIBOR01M+86bps), 10/1/48, (Put Date 2/1/24) (a) (b)	10,000	10,020
Piedmont Municipal Power Agency Revenue, Series D, 4.00%, 1/1/32, Continuously Callable @100	2,220	2,449
		12,469
South Dakota (0.3%):
South Dakota Health & Educational Facilities Authority Revenue 0.87%, 11/1/25, Continuously Callable @100 (d)	1,230	1,230
0.87%, 11/1/27, Continuously Callable @100 (d)	2,375	2,375
		3,605

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Tennessee (0.8%):
Tennergy Corp. Revenue, Series A, 4.00%, 12/1/51, (Put Date 9/1/28) (b)	$7,500	$7,958
Texas (3.9%):
Austin Affordable PFC, Inc. Revenue (LIQ — Deutsche Bank A.G.), Series 2021-XF1102, 0.76%, 7/1/61, Callable 7/1/33 @ 104 (c) (d)	1,750	1,750
Capital Area Housing Finance Corp. Revenue (LOC — Deutsche Bank A.G.), Series 2021-XF1131, 0.76%, 12/1/61, Callable 12/1/38 @ 100 (c) (d)	4,000	4,000
City of Dallas Housing Finance Corp. Revenue (LOC — Deutsche Bank A.G.), Series 2021-XF1109, 0.76%, 7/1/61, Callable 8/1/33 @ 103 (c) (d)	4,000	4,000
County of Wise Revenue 5.00%, 8/15/22	525	532
5.00%, 8/15/23	500	520
5.00%, 8/15/29	880	1,005
5.00%, 8/15/31	680	793
5.00%, 8/15/32, Continuously Callable @100	450	524
5.00%, 8/15/33, Continuously Callable @100	930	1,078
Decatur Hospital Authority Revenue, Series A, 5.00%, 9/1/24	780	828
Harris County Cultural Education Facilities Finance Corp. Revenue 5.00%, 7/1/49, (Put Date 12/1/26) (b)	1,400	1,557
1.08% (MUNIPSA+57bps), 12/1/49, (Put Date 12/4/24) (a) (b)	1,670	1,638
Harris County Municipal Utility District No. 165, GO (INS — Build America Mutual Assurance Co.), 3.00%, 3/1/23	520	525
Irving Hospital Authority Revenue, 1.61% (MUNIPSA+110bps), 10/15/44, (Put Date 10/15/23) (a) (b)	1,575	1,575
Karnes County Hospital District Revenue, 5.00%, 2/1/24	1,290	1,342
Martin County Hospital District, GO 4.00%, 4/1/23	250	254
4.00%, 4/1/27	300	315
4.00%, 4/1/29	405	430
4.00%, 4/1/32, Continuously Callable @100	350	370
Matagorda County Navigation District No. 1 Revenue, 2.60%, 11/1/29	4,000	3,880
New Hope Cultural Education Facilities Finance Corp. Revenue Series A, 2.25%, 7/1/23 (g)	1,250	1,071
Series A, 2.25%, 7/1/24 (g)	2,300	1,971
Series A, 2.25%, 7/1/25 (g)	2,135	1,829
Port of Port Arthur Navigation District Revenue, Series B, 0.51%, 4/1/40, Continuously Callable @100 (d)	5,000	5,000
Texas Municipal Gas Acquisition & Supply Corp. III Revenue, 5.00%, 12/15/31	1,000	1,121
Texas Private Activity Bond Surface Transportation Corp. Revenue, 4.00%, 6/30/31, Continuously Callable @100	2,355	2,502
		40,410
Utah (0.6%):
Utah Housing Corp. Revenue (LIQ-Deutsche Bank A.G.), Series 2019-XF1081, 0.76%, 3/1/62, Callable 2/1/31 @ 100 (c) (d)	6,460	6,460
Vermont (0.1%):
Vermont Economic Development Authority Revenue 4.00%, 5/1/29, Continuously Callable @103	445	456
4.00%, 5/1/30, Continuously Callable @103	230	236
		692

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Virginia (1.8%):
Chesapeake Bay Bridge & Tunnel District Revenue, 5.00%, 11/1/23	$5,140	$5,364
City of Norfolk, GO (LIQ — Bank of America Corp.), 0.51%, 8/1/37, Continuously Callable @100 (d)	3,830	3,830
Halifax County IDA Revenue, 1.65%, 12/1/41, (Put date 5/31/24) (b) (h)	1,500	1,480
James City County Economic Development Authority Revenue 4.00%, 12/1/29, Continuously Callable @103	230	239
4.00%, 12/1/30, Continuously Callable @103	220	229
Loudoun County Economic Development Authority Revenue, Series F, 0.48%, 2/15/38, Callable 5/2/22 @ 100 (d)	1,800	1,800
Marquis Community Development Authority Revenue, 3.0%, 9/1/45 (c) (g) (i)	1,074	517
Marquis Community Development Authority Tax Allocation Series A, 2.04%, 9/1/36 (g) (i)	3,506	1,686
Series C, 9/1/41 (f) (g) (i)	5,111	236
Prince William County IDA Revenue, 5.00%, 1/1/31, Continuously Callable @102	1,700	1,763
Virginia Small Business Financing Authority Revenue, Series A, 5.00%, 1/1/31, Continuously Callable @103	1,250	1,400
		18,544
Washington (1.4%):
Washington Health Care Facilities Authority Revenue 5.00%, 8/15/26	2,000	2,190
5.00%, 8/15/27	2,175	2,416
Series B-2, 1.91% (MUNIPSA+140bps), 1/1/35, (Put Date 1/1/25) (a) (b)	10,000	10,066
		14,672
Wisconsin (1.8%):
Public Finance Authority Revenue 4.00%, 3/1/23	475	480
4.00%, 3/1/24	505	514
4.00%, 9/1/24 (c)	930	936
4.00%, 3/1/25	535	547
4.00%, 3/1/26	755	776
4.00%, 3/1/27	795	817
4.00%, 3/1/28	840	864
3.25%, 1/1/30	1,795	1,844
5.00%, 4/1/30 (c)	500	540
Wisconsin Health & Educational Facilities Authority Revenue 4.00%, 1/1/23	130	132
4.00%, 1/1/24	160	163
4.00%, 1/1/25	205	211
4.00%, 1/1/26	345	355
2.25%, 11/1/26, Continuously Callable @100	3,000	2,890
2.55%, 11/1/27, Continuously Callable @100	1,500	1,452
4.00%, 3/15/30	400	425
1.16% (MUNIPSA+65bps), 8/15/54, (Put Date 7/31/24) (a) (b)	1,700	1,708
Series B, 3.00%, 9/15/22	55	55
Series B, 3.00%, 9/15/23	160	160
Series B, 4.00%, 9/15/24	100	102
Series B, 4.00%, 9/15/26	110	113
Series B, 4.00%, 9/15/27	140	145

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series B, 4.00%, 9/15/28, Continuously Callable @103	$200	$206
Series B, 4.00%, 9/15/29, Continuously Callable @103	305	314
Series B, 4.00%, 9/15/30, Continuously Callable @103	320	330
Series B, 4.00%, 9/15/31, Continuously Callable @103	315	323
Series B-2, 5.00%, 2/15/51, (Put Date 2/15/27) (b)	2,000	2,204
		18,606
Total Municipal Bonds (Cost $1,002,331)		990,891
Total Investments (Cost $1,002,331) — 95.4%		990,891
Other assets in excess of liabilities — 4.6%		47,323
NET ASSETS — 100.00%		$1,038,214

(a)  Variable or Floating-Rate Security. Rate disclosed is as of March 31, 2022.

(b)  Put Bond.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of March 31, 2022, the fair value of these securities was $62,412 thousands and amounted to 6.0% of net assets.

(d)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(e)  All or a portion of this security has been segregated as collateral for securities purchased on a delayed-delivery and/or when-issued basis.

(f)  Zero-coupon bond.

(g)  Currently the issuer is in default with respect to interest and/or principal payments.

(h)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

(i)  This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

IDA — Industrial Development Authority

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of March 31, 2022, based on the last reset date of the security

LOC — Letter of Credit

MUNIPSA — Municipal Swap Index

SOFR — Secured Overnight Financing Rate

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2022

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

23

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

USAA Tax Exempt Short-Term Fund
Assets:
Investments, at value (Cost $1,002,331)	$990,891
Cash	800
Receivables:
Interest	7,554
Capital shares issued	913
Investments sold	41,265
From Adviser	7
Prepaid expenses	40
Total Assets	1,041,470
Liabilities:
Payables:
Distributions	159
Investments purchased	1,500
Capital shares redeemed	1,063
Accrued expenses and other payables:
Investment advisory fees	257
Administration fees	133
Custodian fees	12
Transfer agent fees	51
Compliance fees	1
Trustees' fees	1
12b-1 fees	1
Other accrued expenses	78
Total Liabilities	3,256
Net Assets:
Capital	1,076,687
Total accumulated earnings/(loss)	(38,473)
Net Assets	$1,038,214
Net Assets
Fund Shares	$983,453
Institutional Shares	41,969
Class A	12,792
Total	$1,038,214
Shares (unlimited number of shares authorized with no par value):
Fund Shares	96,003
Institutional Shares	4,094
Class A	1,247
Total	101,344
Net asset value, offering and redemption price per share: (a)
Fund Shares	$10.24
Institutional Shares	$10.25
Class A	$10.26
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A shares	$10.50

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

24

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2022

(Amounts in Thousands)

USAA Tax Exempt Short-Term Fund
Investment Income:
Interest	$19,989
Total Income	19,989
Expenses:
Investment advisory fees	3,773
Administration fees — Fund Shares	1,637
Administration fees — Institutional Shares	41
Administration fees — Class A	21
Sub-Administration fees	23
12b-1 fees — Class A	34
Custodian fees	48
Transfer agent fees — Fund Shares	444
Transfer agent fees — Institutional Shares	41
Transfer agent fees — Class A	14
Trustees' fees	49
Compliance fees	8
Legal and audit fees	50
State registration and filing fees	100
Other expenses	151
Recoupment of prior expenses waived/reimbursed by Adviser	39
Total Expenses	6,473
Expenses waived/reimbursed by Adviser	(50)
Net Expenses	6,423
Net Investment Income (Loss)	13,566
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(628)
Net change in unrealized appreciation/depreciation on investment securities	(39,486)
Net realized/unrealized gains (losses) on investments	(40,114)
Change in net assets resulting from operations	$(26,548)

See notes to financial statements.

25

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Short-Term Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$13,566	$16,879
Net realized gains (losses)	(628)	(332)
Net change in unrealized appreciation/depreciation	(39,486)	36,891
Change in net assets resulting from operations	(26,548)	53,438
Distributions to Shareholders:
Fund Shares	(12,863)	(16,599)
Institutional Shares	(529)	(106	)(a)
Class A	(132)	(181)
Change in net assets resulting from distributions to shareholders	(13,524)	(16,886)
Change in net assets resulting from capital transactions	(144,353)	(95,956)
Change in net assets	(184,425)	(59,404)
Net Assets:
Beginning of period	1,222,639	1,282,043
End of period	$1,038,214	$1,222,639

(a)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.

(continues on next page)

See notes to financial statements.

26

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Tax Exempt Short-Term Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$139,075	$163,202
Distributions reinvested	11,199	13,673
Cost of shares redeemed	(310,220)	(303,776)
Total Fund Shares	$(159,946)	$(126,901)
Institutional Shares
Proceeds from shares issued	$49,482	$30,936	(a)
Distributions reinvested	350	52	(a)
Cost of shares redeemed	(30,926)	(6,031	)(a)
Total Institutional Shares	$18,906	$24,957
Class A
Proceeds from shares issued	$5,669	$31,132
Distributions reinvested	107	163
Cost of shares redeemed	(9,089)	(25,307)
Total Class A	$(3,313)	$5,988
Change in net assets resulting from capital transactions	$(144,353)	$(95,956)
Share Transactions:
Fund Shares
Issued	13,117	15,479
Reinvested	1,058	1,298
Redeemed	(29,257)	(28,894)
Total Fund Shares	(15,082)	(12,117)
Institutional Shares
Issued	4,646	2,918	(a)
Reinvested	33	5	(a)
Redeemed	(2,939)	(569	)(a)
Total Institutional Shares	1,740	2,354
Class A
Issued	532	2,966
Reinvested	10	15
Redeemed	(854)	(2,403)
Total Class A	(312)	578
Change in Shares	(13,654)	(9,185)

(a)  Institutional Shares activity is for the period June 29, 2020 (commencement of operations) to March 31, 2021.
See notes to financial statements.

27

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Tax Exempt Short-Term Fund
Fund Shares
Year Ended March 31: 2022	$10.63	0.13	(d)	(0.39)	(0.26)	(0.13)	(0.13)
2021	$10.32	0.14	(d)	0.31	0.45	(0.14)	(0.14)
2020	$10.48	0.19	(d)	(0.16)	0.03	(0.19)	(0.19)
2019	$10.41	0.19		0.07	0.26	(0.19)	(0.19)
2018	$10.45	0.16		(0.03)	0.13	(0.17)	(0.17)
Institutional Shares
Year Ended March 31: 2022	$10.64	0.14	(d)	(0.40)	(0.26)	(0.13)	(0.13)
June 29, 2020 (f) through March 31, 2021	$10.50	0.11	(d)	0.14	0.25	(0.11)	(0.11)
Class A
Year Ended March 31: 2022	$10.64	0.10	(d)	(0.38)	(0.28)	(0.10)	(0.10)
2021	$10.34	0.12	(d)	0.30	0.42	(0.12)	(0.12)
2020	$10.49	0.16	(d)	(0.15)	0.01	(0.16)	(0.16)
2019	$10.42	0.17		0.06	0.23	(0.16)	(0.16)
2018	$10.46	0.13		(0.03)	0.10	(0.14)	(0.14)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, for Fund Shares and Class A, and June 29, 2020, for Institutional Shares, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

†  Does not include acquired fund fees and expenses, if any.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  The portfolio turnover would be 32% of the average value of its portfolio with the exclusion of variable-rate demand notes with long-term maturities and one- or seven-day demand feature, or put options.

(f)  Commencement of operations.

(g)  Prior to August 1, 2018, USAA Asset Management Company ("AMCO") (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of Class A to 0.80% of Class A average daily net assets.

See notes to financial statements.

28

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses**^†(b)		Net Investment Income (Loss)(b)	Gross Expenses†(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Tax Exempt Short-Term Fund
Fund Shares
Year Ended March 31: 2022	$10.24	(2.52)%	0.56%		1.18%	0.56%	$983,453	16%
2021	$10.63	4.42%	0.53%		1.37%	0.54%	$1,181,011	66	%(e)
2020	$10.32	0.23%	0.51%		1.77%	0.51%	$1,271,899	54%
2019	$10.48	2.52%	0.52%		1.84%	0.52%	$1,489,789	31%
2018	$10.41	1.21%	0.51%		1.57%	0.51%	$1,550,994	25%
Institutional Shares
Year Ended March 31: 2022	$10.25	(2.43)%	0.48%		1.28%	0.55%	$41,969	16%
June 29, 2020 (f) through March 31, 2021	$10.64	2.39%	0.47%		1.33%	0.69%	$25,038	66	%(e)
Class A
Year Ended March 31: 2022	$10.26	(2.64)%	0.78%		0.96%	0.93%	$12,792	16%
2021	$10.64	4.07%	0.76%		1.12%	0.88%	$16,590	66	%(e)
2020	$10.34	0.09%	0.75%		1.54%	0.93%	$10,144	54%
2019	$10.49	2.27%	0.77	%(g)	1.56%	0.92%	$10,707	31%
2018	$10.42	0.91%	0.80%		1.27%	0.83%	$11,349	25%

See notes to financial statements.

29

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Short-Term Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$988,452	$2,439	$990,891
Total	$—	$988,452	$2,439	$990,891

For the year ended March 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

For the year ended March 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$66,680	$67,770	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$152,652	$165,998

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended March 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Short Municipal Debt Funds Index. The Lipper Short Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper Short Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period April 1, 2021, to March 31, 2022, performance adjustments were $555, $4, and $4 for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.05%, 0.01%, and 0.03% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended March 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended March 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended March 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2022, the expense limits (excluding voluntary waivers) were 0.51%, 0.47%, and 0.75% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of March 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at March 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$10	$68	$50	$128

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets, and a large portion of the Fund's assets are tied to LIBOR. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include Ameribor (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended March 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended March 31, 2022.

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended March 31, 2022		Year Ended March 31, 2021
Distributions Paid From		Distributions Paid From
Tax- Exempt Income	Total Distributions Paid	Tax- Exempt Income	Total Distributions Paid
$13,524	$13,524	$16,886	$16,886

As of March 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax Exempt Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$1,402	$(1,279)	$123	$(27,048)	$(11,548)	$(38,473)

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to defaulted bond adjustments.

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2022

As of March 31, 2022, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$2,144	$24,904	$27,048

As of March 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,002,439	$7,050	$(18,598)	$(11,548)

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Short-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Short-Term Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 27, 2022

40

USAA Mutual Funds Trust	Supplemental Information March 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

41

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13/-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13/-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

42

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

43

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

44

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

*Erin Wagner (February 1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present).
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox (September 1976)	Deputy Chief Compliance Officer	July 2021	Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

*  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

45

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021, through March 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/21	Actual Ending Account Value 3/31/22	Hypothetical Ending Account Value 3/31/22	Actual Expenses Paid During Period 10/1/21- 3/31/22*	Hypothetical Expenses Paid During Period 10/1/21- 3/31/22*	Annualized Expense Ratio During Period 10/1/21- 3/31/22
Fund Shares	$1,000.00	$967.50	$1,022.14	$2.75	$2.82	0.56%
Institutional Shares	1,000.00	968.80	1,022.54	2.36	2.42	0.48%
Class A	1,000.00	967.50	1,021.04	3.83	3.93	0.78%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

46

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2022 (amounts in thousands):

Tax Exempt Distributions
$13,524

47

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Tax Exempt Short-Term Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder

48

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2021.

1  The Adviser previously agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

49

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

50

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

51

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

40856-0522

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; on July 1, 2019, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics ("Sarbanes Code") applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley, who are “independent” for purposes of this Item 3 of Form N-CSR.

Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Investments Committee, Product Management and Distribution Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

Item 4. Principal Accountant Fees and Services.

	2022	2021
(a) Audit Fees (1)	$198,541	$311,132
(b) Audit-Related Fees (2)	-	-
(c) Tax Fees (3)	-	-
(d) All Other Fees (4)	-	-

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for statutory and regulatory filings.

(2)	For the fiscal years ended March 31, 2022 and March 31, 2021, there were no audit-related fees billed by Ernst & Young LLP to the Registrant.

(3)	For the fiscal years ended March 31, 2022 and March 31, 2021, there were no tax fees billed by Ernest & Young LLP to the Registrant.

(4)	For the fiscal years ended March 31, 2022 and March 31, 2021, there were no other fees billed by Ernst & Young LLP to the Registrant.

(e)(1) All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee's preapproval procedures.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g) Aggregate non-audit fees for services rendered to the:

	Registrant	Adviser
2022	$-	$124,814
2021	$-	$123,784

(h) The aggregate non-audit fees related to fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, and the Funds' transfer agent, Victory Capital Transfer Agency Inc., which includes aggregate fees accrued or paid to Ernst & Young, LLP for professional services rendered related to the annual study of internal controls of the transfer agent for fiscal years listed above. All services were preapproved by the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)         Not applicable.

(b)         Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1)	Not applicable.
(a)(2)	Not applicable.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USAA Mutual Fund Trust

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	May 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	May 27, 2022

By (Signature and Title)*	/s/ James, K. De Vries
James K. De Vries, Principal Financial Officer

Date	May 27, 2022